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INDEX OF FINANCIAL STATEMENTS
TABLE OF CONTENTS 2
INDEX OF FINANCIAL STATEMENTS 2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

South Hertfordshire United Kingdom Fund, Ltd.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
For purposes of calculating the filing fee only, the underlying value of transaction of $22,864,513 was determined by multiplying (i) the purchase price of £14,293,000 to be paid by ntl (B) Limited to acquire 299,390 A ordinary shares of ntl (South Hertfordshire) Limited from South Hertfordshire United Kingdom Fund, Ltd. by (ii) the exchange rate of $1.5997 per £1.00, the noon buying rate for cable transfers in pounds sterling as certified for custom purposes by the Federal Reserve Bank of New York as of January 21, 2011.
	(4)	Proposed maximum aggregate value of transaction: $22,864,513
	(5)	Total fee paid: $2,654.57, determined by multiplying the proposed maximum aggregate value of transaction by 0.0001161
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY COPY—SUBJECT TO COMPLETION, DATED [    •    ], 2011

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.

SPECIAL MEETING OF UNITHOLDERS

[    •    ], 2011

Dear Unitholder,

        You are cordially invited to attend a special meeting of holders ("unitholders") of the limited partnership interests (the "Partnership units") of South Hertfordshire United Kingdom Fund, Ltd. (the "Partnership") on [    •    ], 2011 at [    •    ], local time, at [    •    ].

        At the special meeting, you will be asked to consider and vote upon a proposal to approve the sale (the "Asset Sale") of the Partnership's 66.7% ownership interest in ntl (South Hertfordshire) Limited ("ntl South Herts") to ntl (B) Limited for £14,293,000 ($22,864,513, assuming an exchange rate of $1.5997 per £1.00 as of January 21, 2011). ntl (B) Limited is an indirect wholly owned subsidiary of Virgin Media Inc. and an affiliate of ntl Fawnspring Limited, the general partner of the Partnership (the "General Partner").

        The Partnership's 66.7% ownership interest in ntl South Herts, which consists of 299,390 A ordinary shares of ntl South Herts (the "Partnership Asset"), is the Partnership's sole asset.

        The agreement governing the Partnership (the "Partnership Agreement") requires that the price to be paid in a sale of the Partnership Asset to an affiliate of the General Partner must be determined by the average of three separate independent appraisals of the fair market value of the Partnership Asset and that the sale must be approved by unitholders (other than the General Partner or its affiliates) holding a majority of the outstanding Partnership units. Accordingly, the purchase price to be paid by ntl (B) Limited for the Partnership Asset represents the average of three separate independent appraisals, as more fully described in the proxy statement accompanying this letter, and you and the other unitholders of the Partnership are being asked to consider and vote upon the proposal to approve the Asset Sale.

        If the proposal to approve the Asset Sale is approved and the Asset Sale is completed, then, as required by the Partnership Agreement, the Partnership will be dissolved and the General Partner will commence the process of liquidating and winding up the Partnership. The General Partner will use the proceeds of the Asset Sale to pay and provide for the outstanding liabilities and other obligations of the Partnership (including indebtedness owed by the Partnership to Virgin Media Inc. and its affiliates) and establish cash reserves in an amount equal to $335,000 for the payment of contingent or unforeseen liabilities of the Partnership. The actual amount of reserves established by the General Partner may be increased at the discretion of the General Partner, as more fully described in the proxy statement accompanying this letter.

        The General Partner will distribute the remaining proceeds to the unitholders of record as of the record date of the distribution in accordance with the terms of the Partnership Agreement. The General Partner estimates that unitholders will receive approximately $300 per unit upon the initial distribution of the proceeds of the Asset Sale, based on, among other things, the purchase price for the Partnership Asset and estimates of the Partnership's outstanding liabilities, expenses and required cash reserves described in the preceding paragraph, and assuming an exchange rate of $1.5997 per £1.00. To the extent that all or a portion of the Partnership's cash reserves are not used to settle any contingent or unforeseen liabilities of the Partnership after our dissolution, a further distribution of the unused portion of the cash reserves will be made to unitholders at a later date to be established by the General Partner. The actual amounts distributed to unitholders will depend on, among other things, the actual amount of liabilities and obligations of the Partnership upon its dissolution (including contingent liabilities paid out of the cash reserves following the dissolution), expenses incurred by the Partnership prior to or in connection with its dissolution and winding up, the amount of the General Partner's capital account deficit, and the exchange rate at the time the proceeds of the Asset Sale are converted into U.S. Dollars, as further described in the proxy statement accompanying this letter.

        Following the Asset Sale, the dissolution of the Partnership and the distributions of all remaining Partnership funds to unitholders of record, the Partnership will be terminated.

        If the Asset Sale and the dissolution of the Partnership are not completed, there will be no distribution in connection with the Asset Sale and the Partnership's term will otherwise expire on December 31, 2016, at which time the Partnership will be dissolved and liquidated in accordance with the Partnership Agreement. There can be no assurance that, prior to or upon the expiration of the Partnership term, Virgin Media Inc., any of its affiliates or any other party will offer to acquire the Partnership Asset for an amount equal to or greater than the purchase price contemplated in the proposed Asset Sale or that unitholders will receive distributions equal to or greater than the distributions expected to be made in connection with the Asset Sale.

YOUR VOTE IS VERY IMPORTANT

        Whether or not you plan to attend the special meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy by telephone or the Internet. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. The failure to vote will have the same effect as a vote "AGAINST" the proposal to approve the Asset Sale.

        The accompanying proxy statement provides you with detailed information about the special meeting and the items of business, the three separate independent appraisals, the Asset Sale and the dissolution of the Partnership. You are encouraged to read the entire proxy statement and its annexes carefully. You may also obtain additional information about the Partnership from documents it has filed with the Securities and Exchange Commission.

        If you have any questions or need assistance voting your Partnership units, please call Georgeson Inc., the Partnership's proxy solicitor ("Georgeson"), toll-free, at 877-797-1153. If calling from outside the United States, please call collect: 212-440-9800. You can also email Georgeson at southherts@georgeson.com.

        Thank you in advance for your cooperation.

Sincerely,

Robert Mackenzie Director	Robert Gale Director

For and on behalf of the General Partner, ntl Fawnspring Limited

The proxy statement is dated [    •    ], 2011, and is first being mailed to the Partnership's unitholders on or about [    •    ], 2011.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE ASSET SALE, PASSED UPON THE MERITS OR FAIRNESS OF THE ASSET SALE, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THE ENCLOSED PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRELIMINARY COPY—SUBJECT TO COMPLETION, DATED [    •    ], 2011

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.

7103 South Revere Parkway, Englewood Colorado 80112, United States
Address of principal executive office:
Media House, Bartley Wood Business Park, Hook, Hampshire, RG27 9UP, England

NOTICE OF SPECIAL MEETING OF UNITHOLDERS
TO BE HELD ON [    •    ], 2011

To the Unitholders of South Hertfordshire United Kingdom Fund, Ltd.,

        A special meeting of unitholders of the Partnership will be held on [    •    ], 2011 at [    •    ], local time, at [    •    ], to consider and vote upon a proposal to approve the sale of the Partnership's 299,390 A ordinary shares of ntl South Herts (representing a 66.7% ownership interest) to ntl (B) Limited pursuant to a Share Purchase Agreement, dated as of January 31, 2011, by and between the Partnership and ntl (B) Limited, a copy of which is attached as Annex A to the proxy statement accompanying this notice.

        Holders of Partnership units as of the close of business on [    •    ], 2011 will be entitled to notice of, and to vote at, the special meeting and at any adjournments or postponements of the meeting.

YOUR VOTE IS VERY IMPORTANT

        Whether or not you plan to attend the special meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy by telephone or the Internet. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. The failure to vote will have the same effect as a vote "AGAINST" the proposal to approve the Asset Sale.

By order of the General Partner, ntl Fawnspring Limited

Robert Mackenzie Director	Robert Gale Director

[    •    ], 2011

The proxy statement is dated [    •    ], 2011, and is first being mailed to the Partnership's unitholders on or about [    •    ], 2011.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE ASSET SALE, PASSED UPON THE MERITS OR FAIRNESS OF THE ASSET SALE, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THE ENCLOSED PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

i

ii

SUMMARY TERM SHEET

        The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that item. References to the "Partnership," "we", "our" or "us" in this proxy statement refer to South Hertfordshire United Kingdom Fund, Ltd. unless otherwise indicated by context.

        This proxy statement is dated [    •    ], 2011, and is first being mailed to unitholders on or about [    •    ], 2011.

Overview: The Asset Sale Proposal

  •
  You are being asked to consider and vote upon a proposal to approve the sale, which is referred to as the "Asset Sale", of the Partnership's 66.7% ownership interest in ntl (South Hertfordshire) Limited, which is referred to as "ntl South Herts", to ntl (B) Limited for £14,293,000 ($22,864,513, assuming an exchange rate of $1.5997 per £1.00 as of January 21, 2011, which is referred to as the "Current Exchange Rate").

  •
  The Partnership's 66.7% ownership interest in ntl South Herts, which consists of 299,390 A ordinary shares of ntl South Herts, which collectively are referred to as the "Partnership Asset", is the Partnership's sole asset. As the Asset Sale would constitute the sale of all the assets of the Partnership, if approved and completed, the Asset Sale will result in the dissolution and termination of the Partnership.

  •
  ntl (B) Limited, which owns the remaining 33.3% of ntl South Herts, is an indirect wholly owned subsidiary of Virgin Media Inc. and an affiliate of the general partner of the Partnership, ntl Fawnspring Limited, which is referred to as the "General Partner".

  •
  The purchase price to be paid by ntl (B) Limited for the Partnership Asset represents the average of three separate independent appraisals of the fair market value of the Partnership Asset, which appraisals are more fully described below under "Reports of the Independent Appraisers" beginning on page [    •    ], as required by the terms of the partnership agreement governing the Partnership, which is referred to as the "Partnership Agreement". The purchase price was determined in accordance with the Partnership Agreement, and neither the purchase price nor the other terms of the Asset Sale were subject to arm's-length negotiation. Any transaction between the General Partner and an affiliate of Virgin Media Inc. should not be deemed to be free of conflicts of interest.

  •
  The Asset Sale is subject to the approval by holders (other than the General Partner and its affiliates) of a majority of the Partnership's limited partnership interests, which are referred to as the "Partnership units". The Asset Sale is also subject to the other terms and conditions set forth in the share purchase agreement, dated January 31, 2011, between the Partnership and ntl (B) Limited, which is referred to as the "Share Purchase Agreement", as described below under "The Share Purchase Agreement", beginning on page [    •    ].

The Parties to the Asset Sale (page [    •    ])

  •
  The Partnership.  We are a Colorado limited partnership formed on December 31, 1991 in connection with the public offering of our Partnership units for the purpose of acquiring, constructing, developing, owning and operating cable television/telephone systems in the United Kingdom. Our sole asset consists of a 66.7% ownership interest in ntl South Herts. Our business is managed by our General Partner and our only operations consist of those of ntl South Herts. We rely on Virgin Media Inc.'s management, organization, financing and infrastructure to carry on our business and operations.

  •
  The General Partner.  The General Partner is an English company incorporated on April 29, 1994 and is an indirect wholly owned subsidiary of Virgin Media Inc. The General Partner manages our business, properties and activities in accordance with the terms of the Partnership Agreement, although operating control is delegated to other affiliated companies of Virgin Media Inc. The General Partner holds a general partnership interest in the Partnership, but will not vote on the proposal to approve the Asset Sale.

  •
  ntl (B) Limited.  ntl (B) Limited is an English company incorporated on July 30, 1992 and is an indirect wholly owned subsidiary of Virgin Media Inc. ntl (B) Limited holds the 33.3% of the shares of ntl South Herts not owned by the Partnership and has no other assets or operations. ntl (B) Limited relies on the employees and management of Virgin Media Inc. and its affiliates for its business and operations.

The Dissolution of the Partnership Following the Asset Sale (page [    •    ])

  •
  If the Asset Sale is approved and completed, the Partnership will be dissolved and the General Partner will commence the process of liquidating and winding up the Partnership. In connection with the dissolution, the General Partner intends to first pay or provide for the outstanding liabilities and obligations of the Partnership (which consist of indebtedness owed by the Partnership to Virgin Media Inc. and its affiliates). The General Partner intends to then convert the remaining proceeds of the Asset Sale from U.K. pounds sterling into U.S. Dollars and pay or provide for expenses to be incurred by the Partnership prior to and in connection with its dissolution and winding up.

  •
  The General Partner also intends to establish cash reserves, which are referred to as the "Cash Reserves", in an amount equal to $335,000 out of Partnership funds for the payment of contingent or unforeseen liabilities of the Partnership, as provided for by the Partnership Agreement. The General Partner may increase the amount of the Cash Reserves if, prior to the initial distribution to unitholders, the General Partner becomes aware of circumstances or events that in its judgment would increase the amount of potential liabilities (or the likelihood of their realization) of the Partnership following its dissolution. Portions of the Cash Reserves may be used to pay any indemnification obligations of the Partnership in favor of the General Partner permitted under the terms of the Partnership Agreement.

  •
  Subsequent to the Asset Sale, the Partnership may seek termination of its obligation to file reports under the Securities and Exchange Act of 1934, which is referred to as the "Exchange Act". Following the Asset Sale, the dissolution of the Partnership and the distributions of all remaining Partnership funds to unitholders of record, the Partnership will be terminated and will cease to exist.

Distributions to Unitholders in Connection with the Asset Sale and the Dissolution of the Partnership (page [    •    ])

  •
  Upon completion of the Asset Sale and after paying or providing for the outstanding liabilities and obligations of the Partnership and establishing the Cash Reserves, the General Partner estimates that unitholders of record as of the record date of the initial distribution will receive a distribution of approximately $300 per unit (assuming the Current Exchange Rate), without interest, less any applicable withholding taxes, for each Partnership unit that they own.

  •
  To the extent that all or a portion of the Cash Reserves are not used to settle any contingent or unforeseen liabilities of the Partnership after our dissolution, a further distribution of remaining amounts will be made to unitholders at a later date established by the General Partner.

  •
  The actual amounts distributed to unitholders will depend on, among other things, the actual amount of liabilities and obligations of the Partnership upon our dissolution (including contingent or unforeseen liabilities paid for out of the Cash Reserves after the dissolution), expenses incurred by us prior to or in connection with our dissolution and winding up, the actual amount of the General Partner's capital account deficit, and the exchange rate at the time the proceeds of the Asset Sale are converted into U.S. Dollars.

  •
  The following table summarizes the calculation of the amount per unit that the General Partner estimates will be initially distributed to unitholders by the Partnership in connection with the Asset Sale and the dissolution of the Partnership:

Proceeds of the Asset Sale	£14,293,000
Estimated outstanding Partnership liabilities (1)	£(3,100,000)

£11,193,000
Conversion into U.S. dollars, assuming the Current Exchange Ratio ($1.5997 per £1.00)	$17,905,442
Estimated expenses	$(645,000)
Estimated Cash Reserves	$(335,000)
Estimated General Partner's capital account deficit contribution	$400,000

Estimated aggregate amount of initial distribution to unitholders	$17,325,442
Estimated per unit amount of initial distribution to unitholders (2)(3)	$304.30

    (1)
    Based on estimated liabilities as at September 30, 2010.

    (2)
    Computed based on 56,935 Partnership units outstanding as of [    •    ].

    (3)
    In estimating that unitholders will receive approximately $300 per unit in the initial distribution as described elsewhere in this proxy statement, the General Partner rounded $304.30 to the nearest $10. The actual amount per unit that will be initially distributed to unitholders in connection with the Asset Sale will be determined at the time of the initial distribution and will be affected by currency exchange rates and other factors. See "Special Factors—Dissolution of the Partnership Following the Asset Sale and Distributions to Unitholders" beginning on page [    •    ].

Certain Relevant Provisions of the Partnership Agreement (page [    •    ])

        The following are certain provisions of the Partnership Agreement relevant to the Asset Sale proposal:

  •
  Dissolution.  The Partnership Agreement provides that upon the dissolution of the Partnership, the General Partner will wind up the affairs of the Partnership, sell all of the assets of the Partnership and pay or provide for all of its liabilities including the costs of dissolution and fees due to the General Partner. The General Partner will then distribute the remainder of the Partnership's funds to the unitholders and the General Partner in accordance with the distribution priorities specified in the Partnership Agreement.

  •
  Certain Sales of Partnership Assets.  The Partnership Agreement provides that the General Partner may sell cable television/telephony property, including shares of a company holding cable television/telephony property such as the Partnership Asset, to the General Partner or its affiliates if the sale price for the property is determined by the average of three separate independent appraisals of the fair market value of the property and if the sale is approved by unitholders (other than the General Partner and its affiliates) holding a majority of the outstanding Partnership units. The cost of the appraisals is borne by the General Partner or its affiliate and not by the Partnership.

  •
  Allocations of Book Loss.  Pursuant to the terms of the Partnership Agreement, the General Partner will allocate the loss on the disposition of the Partnership Asset for purposes of determining capital accounts of the partners (i) 99% to the unitholders and 1% to the General Partner, and (ii) among the unitholders, so that each unitholder will have an equal capital account per Partnership interest.

  •
  Certain Distributions.  Since the amounts that will be distributed in connection with the Asset Sale will not exceed each unitholder's capital contributions, under the terms of the Partnership Agreement, distributions will be made only to the unitholders, in proportion to their positive capital account balances. The capital account balances, subsequent to the allocation of book losses described above under "—Allocations of Book Loss", will be equal for each Partnership unit, and, accordingly, distributions will be made equally with respect to each Partnership unit. No distributions will be made to the General Partner with respect to its general partnership interest.

  •
  Certain Restrictions on Transfers of Partnership Units.  The Partnership Agreement contains certain restrictions on the assignment and transfer of Partnership units, including those set forth under "Certain Relevant Provisions of the Partnership Agreement—Certain Restrictions on Transfers of Partnership Units" beginning on page [    •    ].

The General Partner's Reasons for the Asset Sale and Factors Considered in Determining Fairness (page [    •    ])

  •
  For the past several years, the General Partner has been aware that certain unitholders have desired increased liquidity with respect to their Partnership units. The proposed Asset Sale will provide unitholders with an opportunity to liquidate their investment in the Partnership units at a price determined in accordance with the Partnership Agreement in advance of the scheduled expiration of the Partnership term on December 31, 2016.

  •
  The board of directors of the General Partner, on behalf of itself, the General Partner and the Partnership, believes that the proposed Asset Sale is procedurally and substantively fair to the Partnership's unitholders that are unaffiliated with ntl (B) Limited, Virgin Media Limited and Virgin Media Inc. Its belief is based upon consideration of the factors set forth below under "The General Partner's Reasons for the Asset Sale and Factors Considered in Determining Fairness" beginning on page [    •    ].

  •
  ntl (B) Limited, Virgin Media Limited and Virgin Media Inc. each believes that the Asset Sale is substantively and procedurally fair to the Partnership's unitholders that are unaffiliated with ntl (B) Limited, Virgin Media Limited and Virgin Media Inc. ntl (B) Limited, Virgin Media Limited and Virgin Media Inc. each expressly adopts the analysis of the board of directors of the General Partner of the factors upon which its determination as to the fairness of the proposed Asset Sale is based and the conclusions of the board of directors of the General Partner with respect to the fairness of the proposed Asset Sale, as described under "The General Partner's Reasons for the Asset Sale and Factors Considered in Determining Fairness" beginning on page [    •    ].

Reports of the Appraisals Firms (page [    •    ])

Appraisal Report of BTG Mesirow Financial Consulting, LLC

  •
  On November 24, 2010, BTG Mesirow Financial Consulting, LLC, which is referred to as "BTG MFC", furnished its report as to the fair market value of the Partnership Asset, and concluded, based on the assumptions made, procedures followed and matters considered as set forth in its report, that the value of the Partnership Asset, as of September 30, 2010, was estimated to be £14.2 million.

  •
  The assumptions made, procedures followed and matters considered by BTG MFC in reaching its conclusion are more fully described in "Special Factors—Reports of the Appraisal Firms—

    Appraisal Report of BTG Mesirow Financial Consulting, LLC" beginning on page [    •    ]. The General Partner agreed to pay BTG MFC a fee equal to £46,600, exclusive of expenses, for its services in connection with the appraisal. The fee paid to BTG MFC was not contingent upon the conclusion reached by BTG MFC in its report or whether or not the Asset Sale is successfully completed.

Appraisal Report of Duff & Phelps Ltd.

  •
  On November 23, 2010, Duff & Phelps Ltd, which is referred to as "Duff & Phelps", furnished its report as to the fair market value of the Partnership Asset, and concluded, based on the assumptions made, procedures followed and matters considered as set forth in its report, that the value of the Partnership Asset, as of September 30, 2010, was estimated to be £15.8 million.

  •
  The assumptions made, procedures followed and matters considered by Duff & Phelps in reaching its conclusion are more fully described in "Special Factors—Reports of the Appraisal Firms—Appraisal Report of Duff & Phelps Ltd." beginning on page [    •    ]. The General Partner agreed to pay Duff & Phelps a fee equal to £60,000, exclusive of expenses, for its services in connection with the appraisal. The fee paid to Duff & Phelps is not contingent upon the conclusion reached by Duff & Phelps in its report or whether or not the Asset Sale is successfully completed.

Appraisal Report of Grant Thornton LLP

  •
  On November 24, 2010, Grant Thornton LLP, which is referred to as "Grant Thornton", furnished its report as to the fair market value of the Partnership Asset, and concluded, based on the assumptions made, procedures followed and matters considered as set forth in its report, that the value of the Partnership Asset, as of September 30, 2010, was estimated to be £12.879 million.

  •
  The assumptions made, procedures followed and matters considered by Grant Thornton in reaching its conclusion are more fully described in "Special Factors—Reports of the Appraisal Firms—Appraisal Report of Grant Thornton LLP" beginning on page [    •    ]. The General Partner agreed to pay Grant Thornton a fee equal to £69,300, exclusive of expenses, for its services in connection with the appraisal. The fee paid to Grant Thornton is not contingent upon the conclusion reached by Grant Thornton in its report or whether or not the Asset Sale is successfully completed.

Material Tax Consequences of the Asset Sale and the Dissolution of the Partnership (page [    •    ])

  •
  Material United States Income Tax Consequences.  For U.S. federal income tax purposes, each unitholder will be required to include in its income (subject to certain limitations) its allocable share of the loss (or gain) realized by the Partnership upon the sale of the Partnership Asset pursuant to the Asset Sale and will recognize loss (or gain) to the extent the amount of the liquidating distribution received by the unitholder is less than (or exceeds) the unitholder's adjusted tax basis in its Partnership units. You should consult your own tax advisor for a complete analysis of the effect of the Asset Sale and the dissolution of the Partnership on your federal, state and local and/or foreign taxes. See "Material U.S. Federal Income Tax Consequences of the Asset Sale and Dissolution of the Partnership" for more detail including information regarding limitations on the ability to claim certain losses realized by the Partnership.

  •
  Material United Kingdom Income Tax Consequences.  The following tax description is not addressed to any unitholder of the Partnership who is resident, ordinarily resident or domiciled in the United Kingdom for U.K. tax purposes. Neither the Asset Sale, the subsequent distribution of the proceeds of the Asset Sale by the Partnership nor the dissolution of the

    Partnership should result in any unitholder of the Partnership who is non-U.K. resident and non-U.K. ordinarily resident being liable to U.K. taxation on any gain realized on such disposal, provided that the unitholder concerned is not carrying on a trade in the U.K. through a branch or agency in the U.K.

ntl (B) Limited's Financing of the Asset Sale (page [    •    ])

  •
  ntl (B) Limited's obligation to complete the Asset Sale is not conditioned on its ability to obtain financing. ntl (B) Limited estimates that the total amount of funds necessary to consummate the Asset Sale and pay related fees and expenses, including the cost of the three separate independent appraisals, will be approximately £14.8 million, which will be funded by an equity contribution from available cash on hand by Virgin Media Inc. or one of its wholly-owned subsidiaries.

Interests of Certain Persons in the Asset Sale (page [    •    ])

        You should be aware that the General Partner, its directors and management, and their affiliates have interests in the Asset Sale that are different from, or in addition to, the interests of the Partnership's unitholders generally as described in "Interests of Certain Persons in the Asset Sale" beginning on page [    •    ], including the following:

Affiliations with Virgin Media Inc.

  •
  Virgin Media Inc. and its affiliates, including ntl (B) Limited, have an economic interest in acquiring the Partnership Asset on favorable terms. All of the directors, management and employees of the General Partner and the Partnership are directors, management or employees of Virgin Media Inc. or its affiliates. The General Partner and its directors, management and employees each owe a fiduciary duty to Virgin Media Inc. and its affiliates as a result of their respective relationships with Virgin Media Inc. and its affiliates.

  •
  All of the directors, management and employees of the General Partner will continue their employment with Virgin Media Inc. or its affiliates after completion of the Asset Sale.

  •
  The General Partner and its directors, employees and management did not seek any independent legal, accounting or financial advice in connection with the Asset Sale (other than the reports of the independent appraisal firms which were jointly retained with an affiliate of Virgin Media Inc.) but rather received legal, accounting and financial advice from the legal, accounting and financial advisors of Virgin Media Inc.

Payments to the General Partner and Affiliates of Virgin Media Inc. in Connection with the Asset Sale.

  •
  Following completion of the Asset Sale and upon the subsequent dissolution of the Partnership, the General Partner will cause the Partnership to repay in full the outstanding liabilities owed by the Partnership to Virgin Media Limited, an affiliate of Virgin Media Inc., which totalled £3.1 million as of September 30, 2010.

  •
  Following the Asset Sale, the liabilities owed by ntl South Herts to Virgin Media Inc., which totalled £19.2 million as of September 30, 2010, will remain with ntl South Herts.

  •
  The General Partner will establish and manage the Cash Reserves in connection with the Asset Sale and the dissolution of the Partnership. Portions of the Cash Reserves may be used to pay any indemnification obligations of the Partnership in favor of the General Partner permitted under the terms of the Partnership Agreement.

 Rights of Dissenting Unitholders (page [    •    ])

  •
  Under Colorado law, appraisal or dissenters' rights are not available to our unitholders with respect to the proposal to approve the Asset Sale to be voted on at the special meeting.

The Share Purchase Agreement (page [    •    ])

  •
  The closing of the Asset Sale will occur on the third business day following notification by the Partnership of the satisfaction or waiver of the conditions set forth in the Share Purchase Agreement or on such other date as the parties may agree.

  •
  The Share Purchase Agreement contains warranties made by the parties solely for the benefit of each other and for the purpose of the Share Purchase Agreement, as described below under "The Share Purchase Agreement—Representations and Warranties" beginning on page [    •    ].

  •
  The obligations of ntl (B) Limited and the Partnership to complete the Asset Sale are subject to the approval of the Asset Sale by holders (other than the General Partner and its affiliates) of a majority of the outstanding Partnership units. In addition, both parties may abandon the Asset Sale if the Share Purchase Agreement is terminated in accordance with its terms at any time prior to closing.

  •
  The Share Purchase Agreement grants the parties certain termination rights. The Share Purchase Agreement may be terminated:

  •
  by mutual written consent of the parties;

  •
  by ntl (B) Limited, if requisite unitholder approval of the Asset Sale is not obtained on or before June 30, 2011;

  •
  by ntl (B) Limited, if there has been a material breach of any of the Partnership's warranties or any of the Partnership's warranties become untrue after the date of the Share Purchase Agreement and such breach is not curable or, if curable, has not been cured within 10 business days;

  •
  by the Partnership, if there has been a material breach of any of ntl (B) Limited's warranties or any of ntl (B) Limited's warranties become untrue after the date of the Share Purchase Agreement and such breach is not curable or, if curable, has not been cured within 10 business days;

  •
  by either the Partnership or ntl (B) Limited if the special meeting is held and completed and requisite unitholder approval of the Asset Sale is not obtained at the meeting or any adjournment or postponement thereof; and

  •
  by ntl (B) Limited, if prior to closing there occurs a material adverse change to the business, results of operations or financial condition, properties, liabilities or assets of ntl South Herts (other than any such change arising or reasonably likely to arise as a result of, out of or related to (a) changes in the economy or financial markets generally in countries in which ntl South Herts conducts material operations or (b) changes that are the result of factors generally affecting the principal industries in which ntl South Herts operates).

  •
  In addition, if either the Partnership or ntl (B) Limited fails to comply with any material obligation required to be performed by it upon the closing of the Asset Sale, then the Partnership, in the case of non-compliance by ntl (B) Limited, or ntl (B) Limited, in the case of non-compliance by the Partnership, may defer the closing of the Asset Sale to a date not more than 21 days or less than seven days after the date on which the closing was first scheduled or may terminate the Share Purchase Agreement (in addition to other rights that may be available).

 The Special Meeting (page [    •    ])

  •
  Time, Place and Purpose of the Special Meeting.  The special meeting is to be held on [    •    ], 2011 at [    •    ], local time, at [    •    ], unless it is adjourned, recessed or postponed to a later time.

  •
  Attendance.  Only unitholders of record, their duly authorized proxy holders and our guests may attend the special meeting.

  •
  Record Date.  We have fixed [    •    ], 2011 as the record date for the special meeting, and only unitholders who owned our Partnership units at the close of business on the record date are entitled to vote at the special meeting.

  •
  Vote Required.  Approval of the proposed Asset Sale requires the affirmative vote of the holders (other than the General Partner and its affiliates) of a majority of the outstanding Partnership units. For the proposal to approve the Asset Sale, you may vote "FOR", "AGAINST" or "ABSTAIN". Abstentions will not be counted as votes cast in favor of the proposal to approve the Asset Sale. If you fail to submit a proxy or to vote in person at the special meeting, or abstain, it will have the same effect as a vote "AGAINST" the proposal to approve the Asset Sale.

  •
  Proxies and Revocation.  You have the right to revoke a proxy, whether delivered over the Internet, by telephone, televote or by mail, at any time before it is exercised, by voting again at a later date through any of the methods available to you, by giving written notice of revocation to our proxy solicitor, Georgeson Inc., at 199 Water Street, New York, New York 10038, Attention: Donna M. Ackerly. This notice of revocation must be received by our proxy solicitor by the time the special meeting begins, or you may revoke your proxy by attending the special meeting and voting in person.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE ASSET SALE

        The following questions and answers are intended to address briefly some commonly asked questions regarding the special meeting, the proposed Asset Sale and, the subsequent dissolution of the Partnership. These questions and answers may not address all the questions that may be important to you as a Partnership unitholder. Please refer to the "Summary Term Sheet" and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement. For instructions on obtaining more information, see "Where You Can Find More Information" beginning on page [    •    ].

The Special Meeting

Q:    Why am I receiving this proxy statement and proxy card?

A:
You are receiving this proxy statement and proxy card because you own limited liability partnership units ("Partnership units") of South Hertfordshire United Kingdom Fund, Ltd (the "Partnership"). ntl Fawnspring Limited (the "General Partner"), the general partner of the Partnership, has called a special meeting of unitholders. This proxy statement describes matters on which we urge you to vote and is intended to assist you in deciding how to vote your Partnership units at the special meeting.

Q:    When and where is the special meeting?

A:
The special meeting is to be held on [    •    ], 2011 at [    •    ], local time, at [    •    ], unless it is adjourned, recessed or postponed to a later time.

  The special meeting may be adjourned, recessed or postponed by the General Partner at its discretion to another date for any proper purposes (including, without limitation, for the purpose of soliciting additional proxies), subject to applicable law.

Q:    What am I being asked to vote on at the special meeting?

A:
ntl (B) Limited, an affiliate of our General Partner, has entered into a Share Purchase Agreement with the Partnership to acquire the Partnership's sole asset, being the Partnership's 299,390 A ordinary shares (the "Partnership Asset") of ntl (South Hertfordshire) Limited ("ntl South Herts"), which represents a 66.7% interest in ntl South Herts. In accordance with the Partnership Agreement, the Asset Sale must be approved by the holders of a majority of the outstanding Partnership units, other than the General Partner and its affiliates. Accordingly, you are being asked to consider and vote on a proposal to approve the Asset Sale.

Q:    Who is entitled to vote at the special meeting?

A:
All unitholders who owned our Partnership units at the close of business on the record date, [    •    ], are entitled to receive notice of the special meeting and to vote the Partnership units that they held on the record date at the special meeting, or any postponements or adjournments of the special meeting.

Q:    What do I need to do to vote?

A:
You may vote using one of the following methods if you hold your units in your own name as unitholder of record:

  Internet.    You may submit a proxy to vote on the Internet up until 11:59 p.m. Eastern Time on [    •    ] by going to the website for Internet voting on your proxy card (www.georgeson.com) and following the instructions on your screen. Have your proxy card available when you access the web page. If you vote by the Internet, you should not return your proxy card.

  Telephone.    You may submit a proxy to vote by telephone by calling the toll-free telephone number on your proxy card, 24 hours a day and up until 11:59 p.m. Eastern Time on [    •    ], and following the prerecorded instructions. Have your proxy card available when you call. If you vote by telephone, you should not return your proxy card.

  Mail.    You may submit a proxy to vote by mail by marking the enclosed proxy card, dating and signing it, and returning it in the postage-paid envelope provided. If you own the Partnership units in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those units because they are held in a different form of record ownership. Partnership units held by a corporation or business entity must be voted by an authorized officer of the entity.

  Televote™.    You may submit a proxy by way of Televote™. Georgeson, our proxy solicitor, will call investors to solicit their voting instructions. The procedures for executing a vote via this method will be provided by telephone.

  In Person.    You may vote in person by attending the special meeting. If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the special meeting. Whether or not you plan to attend the special meeting, you should submit your proxy as described in this proxy statement.

Q:    Can I change my vote after I return my proxy card?

A:
You have the right to revoke a proxy, whether delivered over the Internet, by telephone, televote or by mail, at any time before it is exercised, by voting again at a later date through any of the methods available to you, by giving written notice of revocation to our proxy solicitor, Georgeson Inc., at 199 Water Street, New York, New York 10038, Attention: Donna M. Ackerly. This notice of revocation must be received by our proxy solicitor by the time the special meeting begins, or you may revoke your proxy by attending the special meeting and voting in person.

Q:    Can I vote in person at the special meeting rather than completing the proxy card?

A:
Yes, you can vote in person at the special meeting at [    •    ].

Q:    What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a "proxy", to vote your Partnership units. The written document describing the matters to be considered and voted on at the special meeting is called a "proxy statement". The document used to designate a proxy to vote your Partnership units is called a "proxy card". Our General Partner has designated Robert Gale, Robert Mackenzie and Sarah Bateman, and each of them, with full power of substitution, as proxies for the special meeting.

Q:    If a unitholder gives a proxy, how are the Partnership units voted?

A:
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your Partnership units in the way that you indicate. When completing the Internet or telephone processes or the proxy card, you may specify whether your Partnership units should be voted for or against or to abstain from voting on the specific items of business to come before the special meeting.

  If you properly sign your proxy card but do not mark the boxes showing how your units should be voted on a matter, the units represented by your properly signed proxy will be voted "FOR" the proposal to approve the Asset Sale.

Q:    What constitutes a quorum?

A:
No quorum is required at the special meeting; however, in order to approve the proposal, the holders (other than the General Partner and its affiliates) of a majority of the outstanding Partnership units must vote in favor of the proposal.

Q:    What vote is required to approve the Asset Sale proposal?

A:
In accordance with the Partnership Agreement, holders (other than the General Partner and its affiliates) of a majority of the outstanding Partnership units (representing not less than 28,468 Partnership units) must vote in favor of the proposal to approve the Asset Sale at this special meeting. If you fail to submit a proxy or vote in person at the special meeting, or abstain, the effect will be the same as a vote "AGAINST" the proposal to approve the Asset Sale and for purposes of the vote required under the Partnership Agreement.

Q:    Will my vote really make a difference?

A:
Yes! Every vote counts and it is important to us that you have your say. YOUR VOTE IS VERY IMPORTANT, regardless of the number of Partnership units you own. We cannot complete the proposed Asset Sale and the distribution of proceeds in connection with the dissolution of the Partnership unless the holders (other than the General Partner and its affiliates) of a majority of the outstanding Partnership units vote to approve the Asset Sale.

The Asset Sale

Q:    What is the proposed Asset Sale?

A:
The Partnership has agreed to sell, and ntl (B) Limited has agreed to buy, the Partnership Asset for £14,293,000 ($22,864,513, assuming an exchange rate of $1.5997 per £1.00, which is referred to as the "Current Exchange Rate"), subject to the approval by holders (other than the General Partner and its affiliates) of a majority of the outstanding Partnership units. The actual U.S. dollar value of the purchase price for the Partnership Asset at the time of the Asset Sale is dependent on the exchange rate between the U.K. pound sterling and the U.S. dollar at that time. The Asset Sale is subject to the terms and conditions set forth in the Share Purchase Agreement as described below under "The Share Purchase Agreement", beginning on page [    •    ]. The Partnership Asset proposed to be sold is the Partnership's 299,390 A ordinary shares of ntl South Herts, representing a 66.7% ownership interest in ntl South Herts. The Partnership Asset constitutes the sole asset of the Partnership.

Q:    How were the purchase price to be paid for the Partnership Asset and the other terms of the Asset Sale determined?

A:
The Partnership Agreement provides for the price to be paid in a sale of the Partnership Asset to an affiliate of the General Partner to be determined by the average of three separate independent appraisals of the fair market value of the Partnership Asset and for the sale to be approved by holders (other than the General Partner and its affiliates) of a majority of Partnership units. The purchase price to be paid by ntl (B) Limited for the Partnership Asset represents the average of three separate independent appraisals, which appraisals are more fully described below under "Reports of the Independent Appraisers" beginning on page [    •    ]. The purchase price was determined in accordance with the Partnership Agreement and was not subject to arm's-length negotiation. As the General Partner and the Partnership do not have any employees or management other than the employees and management of Virgin Media, Inc., none of the other terms of the Asset Sale or the Share Purchase Agreement were subject to arm's-length negotiation. Any transaction between the General Partner and an affiliate of Virgin Media Inc. should not be deemed to be free of conflicts of interest.

Q:    What will happen if the vote to approve the sale of the Partnership Asset is passed?

A:
If the unitholders approve the Asset Sale and the other conditions in the Share Purchase Agreement have been met, the Asset Sale will be consummated no later than three business days after the Partnership gives notice that the conditions to closing have been satisfied, or on another date as the parties may agree.

  Following the completion of the Asset Sale, the Partnership will be dissolved and the General Partner will commence the process of liquidating and winding up the Partnership in accordance with the Partnership Agreement and Colorado law.

  In connection with the dissolution of the Partnership, the General Partner intends to first pay or provide for the outstanding liabilities and obligations of the Partnership (including indebtedness owed by the Partnership to Virgin Media Inc. and its affiliates). The General Partner intends to then convert the remaining proceeds of the Asset Sale from U.K. pounds sterling into U.S. dollars and pay or provide for expenses to be incurred by the Partnership prior to and in connection with its dissolution and winding up. The General Partner also intends to establish cash reserves (the "Cash Reserves") in an amount equal to $335,000 out of Partnership funds for the payment of contingent or unforeseen liabilities of the Partnership. The General Partner may increase the amount of the Cash Reserves if, prior to the initial distribution to unitholders, the General Partner becomes aware of circumstances or events that in its judgment would increase the amount of potential liabilities (or the likelihood of their realization) of the Partnership following its dissolution. Portions of the Cash Reserves may be used to pay any indemnification obligations of the Partnership in favor of the General Partner permitted under the terms of the Partnership Agreement.

  Amounts of the Cash Reserves remaining after payment of any contingent or unforeseen liabilities will be distributed by the General Partner at a later date to be established by the General Partner in its discretion.

  Subsequent to the Asset Sale, the Partnership may seek termination of its obligation to file reports under the Exchange Act. Following the Asset Sale, the dissolution of the Partnership and the distributions of all remaining Partnership funds to unitholders of record, the Partnership will be terminated and will cease to exist.

Q:    What will I receive if the Asset Sale and the dissolution of the Partnership is completed?

A:
Upon completion of the Asset Sale and after paying or providing for the outstanding liabilities and obligations of the Partnership and establishing the Cash Reserves, the General Partner estimates that unitholders of record as of the record date of the initial distribution will receive a distribution of approximately $300 per unit (assuming the Current Exchange Rate), without interest, less any applicable withholding taxes, for each Partnership unit that they own.

  Amounts reserved by the General Partner remaining after payment of any contingent or unforeseen liabilities will be distributed by the General Partner at a later date to be established by the General Partner in its discretion. The actual amounts distributed to unitholders will depend on, among other things, the actual amount of liabilities and obligations of the Partnership upon our dissolution (including contingent and unforeseen liabilities to be paid for out of the Cash

  Reserves), expenses incurred by us prior to or in connection with our dissolution and winding up, the actual amount of the General Partner's capital account deficit, and the exchange rate at the time the proceeds of the Asset Sale are converted into U.S. Dollars.

Q:    When is the Asset Sale and the dissolution of the Partnership expected to be completed if approved by the Partnership unitholders?

A:
We are working toward completing the Asset Sale as quickly as possible after the special meeting date. The Asset Sale cannot be completed until certain conditions are satisfied, including the approval by the Partnership's unitholders at the special meeting. If the holders of a majority of the outstanding Partnership units vote in favor of the Asset Sale proposal and the other conditions set forth in the Share Purchase Agreement are met, the Asset Sale will be consummated no later than three business days after the Partnership gives notice of the satisfaction of such conditions, or on another date as the parties may agree. Upon the completion of the Asset Sale, the Partnership will be dissolved and the General Partner will commence the process of liquidating and winding up the Partnership. The General Partner expects to cause the Partnership to make the initial distribution to unitholders as soon as reasonably practical following the commencement of the dissolution of the Partnership.

Q:    What will happen if the Asset Sale is not approved?

A:
If the Asset Sale is not approved by the unitholders or if the Asset Sale is not completed for any other reason, the Partnership will retain its interest in ntl South Herts and the Partnership's unitholders will not receive any payment for their Partnership units in connection with the Asset Sale. Instead, the Partnership will continue its operations and the Partnership units will continue to be registered with the Securities and Exchange Commission ("SEC"). The Partnership Agreement provides that the Partnership will be dissolved upon the scheduled expiration of the Partnership's term on December 31, 2016, at which time the Partnership will be dissolved and liquidated in accordance with the Partnership Agreement.

Q:    Why is the Partnership engaging in the Asset Sale at the present time?

A:
As more fully set forth below under "The General Partner's Reasons for the Asset Sale and Factors Considered in Determining Fairness" beginning on page [    •    ], the proposed Asset Sale will provide unitholders with an opportunity to liquidate their investment in the Partnership units, at a price determined in accordance with the Partnership Agreement, in advance of the scheduled expiration of the Partnership term on December 31, 2016. While at the present time ntl (B) Limited is willing and able to engage in the Asset Sale subject to the terms and conditions of the Share Purchase Agreement, there can be no assurance that ntl (B) Limited or any other affiliate of Virgin Media Inc. will have the financial means or willingness to engage in a similar transaction in the future. In addition, there can be no assurance that, prior to or upon the expiration of the Partnership term, any other party would offer to acquire the Partnership Asset for an amount equal to or greater than the purchase price contemplated in the proposed Asset Sale or that unitholders would receive distributions equal to or greater than the distributions expected to be made in connection with the Asset Sale.

Q:    What are the material U.S. federal income tax consequences of the Asset Sale and the dissolution of the Partnership to me?

A:
For U.S. federal income tax purposes each unitholder will be required to include in its income (subject to certain limitations) its allocable share of the loss (or gain) realized by the Partnership upon the sale of the Partnership Asset pursuant to the Asset Sale and will recognize loss (or gain) to the extent the amount of the liquidating distribution received by the unitholder is less than (or exceeds) the unitholder's adjusted tax basis in its Partnership units. You should consult your own tax advisor for a complete analysis of the effect of the Asset Sale and the dissolution of the Partnership on your federal, state and local and/or foreign taxes. See "Material U.S. Federal Income Tax Consequences of the Asset Sale and Dissolution of the Partnership" for more detail including information regarding limitations on the ability to claim certain losses realized by the Partnership.

Q:    Who can help answer my other questions?

A:
If you have additional questions about the Asset Sale proposal, need assistance in submitting your proxy or voting your Partnership units, or need additional copies of this proxy statement or the enclosed proxy card, please contact Georgeson Inc., our proxy solicitor, by calling toll-free at 877-797-1153. If calling from outside the United States, please call collect at 212-440-9800. You can also email Georgeson at southherts@georgeson.com.

SPECIAL FACTORS

The Parties to the Asset Sale

The Partnership

        We are a Colorado limited partnership formed on December 31, 1991 in connection with the public offering of our Partnership units for the purpose of acquiring, constructing, developing, owning and operating cable television/telephone systems in the United Kingdom. Our sole asset consists of a 66.7% ownership interest in ntl South Herts.

        Our business is managed by our General Partner and our only operations consist of those of ntl South Herts. We do not directly employ personnel of our own. The various personnel required to carry out our business and the operations of ntl South Herts are employed by affiliates of Virgin Media Inc., including Virgin Media Limited, an indirect wholly owned subsidiary of Virgin Media Inc. We rely on Virgin Media Inc.'s management, organization, financing and infrastructure to carry on our business and operations.

The General Partner

        The General Partner is an English company incorporated on April 29, 1994 and is an indirect wholly owned subsidiary of Virgin Media Inc. The General Partner manages our business, properties and activities in accordance with the terms of the Partnership Agreement, although operating control is delegated to other affiliated companies of Virgin Media Inc. The General Partner holds a general partnership interest in the Partnership, but will not vote on the proposal to approve the Asset Sale. Neither Virgin Media Inc., ntl (B) Limited nor any of their affiliates hold any Partnership units.

ntl (B) Limited

        ntl (B) Limited is an English company incorporated on July 30, 1992 and is an indirect wholly owned subsidiary of Virgin Media Inc. ntl (B) Limited holds the 33.3% of the shares of ntl South Herts not owned by the Partnership and has no other assets or operations. ntl (B) Limited relies on the employees and management of Virgin Media Inc. for its business and operations.

        For further information regarding the parties to the Asset Sale, see "Past Contacts, Transactions, Negotiations and Agreements" beginning on page [    •    ], "Other Important Information Regarding the Partnership" beginning on page [    •    ] and "Other Important Information Regarding the General Partner, ntl (B) Limited and Their Affiliates" beginning on page [    •    ]. In addition, see our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is attached as Annex B to this proxy statement and is referred to as the "Form 10-K", and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010, which is attached to this proxy statement as Annex C and is referred to as the "Third Quarter Form 10-Q". The Form 10-K attached to this proxy statement does not include the exhibits originally filed with that report.

The Partnership Asset

        The Partnership Asset consists of our 299,390 A ordinary shares of ntl South Herts, which represents a 66.7% ownership interest in ntl South Herts. ntl (B) Limited holds the remaining stake in ntl South Herts.

        ntl South Herts is an English company principally engaged in the development, construction, management and operation of broadband communications networks for telephone, cable television and internet services in the United Kingdom.

        The area covered by the ntl South Herts cable television/telephone system, which is referred to as the franchise area, comprises the administrative areas in South Hertfordshire: Three Rivers, Watford and Hertsmere. Construction in the franchise area is complete.

        As of September 30, 2010, ntl South Herts serviced 28,103 digital television subscribers, 30,539 residential telephony subscribers and 29,163 broadband internet subscribers, representing a total of 34,829 residential customers.

        ntl South Herts owns the local cable television/telephone network infrastructure, but it is not a stand-alone business as its network is totally integrated with that of Virgin Media Inc. and its affiliates. Virgin Media Limited performs a variety of management functions and procures services on behalf of ntl South Herts, including technology infrastructure, cable television content, marketing and billing services, customer and technical support, financing and back office services, and employs the various personnel required to operate the cable television/telephone network. ntl South Herts' customers procure services through Virgin Media Limited and its affiliates and under the Virgin Media name.

        Management control of ntl South Herts is exercised by our General Partner, although operating control is delegated to Virgin Media Limited and other affiliated companies of Virgin Media Inc.

        For further information regarding ntl South Herts, see "Past Contacts, Transactions, Negotiations and Agreements" beginning on page [    •    ] and our Form 10-K and Third Quarter Form 10-Q, which are attached to this proxy statement as Annex B and Annex C, respectively.

Certain Relevant Provisions of the Partnership Agreement

Dissolution

        Under the Partnership Agreement, the term of the Partnership will expire on December 31, 2016, at which time the Partnership will be dissolved. Prior to this date, however the Partnership shall also be dissolved upon the occurrence of certain other events, including the disposition of substantially all of the assets of the Partnership or upon a vote by the unitholders to dissolve the Partnership. The Asset Sale will constitute a disposition of substantially all of the assets of the Partnership.

        The Partnership Agreement provides that upon the dissolution of the Partnership, the General Partner will wind up the affairs of the Partnership, sell all of the assets of the Partnership and pay or provide for all of its liabilities including the costs of dissolution and fees due to the General Partner. The General Partner will then distribute the remainder of the Partnership's funds to the unitholders and the General Partner in accordance with the distribution priorities specified in the Partnership Agreement. The General Partner will also be required to contribute funds equal to the amount of any accumulated deficit that may exist in the capital account of the General Partner. Upon completion of the dissolution, the Partnership will be terminated.

Certain Sales of Partnership Assets

        The Partnership Agreement provides that the General Partner may sell cable television/telephony property, including shares of a company holding cable television/telephony property such as the Partnership Asset, to the General Partner or its affiliates if the sale price for the property is determined by the average of three separate independent appraisals of the fair market value of the property and if the sale is approved by unitholders (other than the General Partner and its affiliates) holding a majority of the outstanding Partnership units. The cost of the appraisals is borne by the General Partner or its affiliate and not by the Partnership.

Allocations of Book Loss

        Pursuant to the Partnership Agreement, for purposes of determining the capital accounts of the partners, items of loss are generally required to be allocated 99% to the unitholders and 1% to the General Partner. Additionally, if a Partnership asset is sold at a loss as determined for book purposes pursuant to the Partnership Agreement after the admission of additional unitholders as limited partners, book loss is to be allocated as deemed appropriate by the General Partner on the advice of its counsel or its accountants to conform the allocations to the order of distributions described in Section 5.4(b) of the Partnership Agreement. Section 5.4(b) of the Partnership Agreement requires certain distributions to be made first to each unitholder in an amount that will equal the unitholder's adjusted capital contribution (generally, the amount of cash contributed by the unitholder to the Partnership taking into account certain adjustments thereto), and if the amount of the distribution is insufficient to satisfy that amount, in proportion to the amount which each unitholder would receive if the amount were sufficient. The General Partner will allocate the loss on the disposition of the Partnership Asset (i) 99% to the unitholders and 1% to the General Partner, and (ii) among the unitholders, so that each unitholder will have an equal capital account per unit, an allocation which would cause each unitholder to receive distributions in proportion to that unitholder's capital contribution.

Certain Distributions

        Under the Partnership Agreement any distribution upon dissolution of the Partnership Agreement is made as follows: first, to each unitholder having a positive balance in its capital account after having income or gain allocated pursuant to the Partnership Agreement in an amount equal to such positive balance in proportion to such positive balance, but in an amount not to exceed each unitholder's capital contributions after taking into account certain adjustments thereto; second, to each unitholder having a positive balance in its capital account after having income or gain allocated pursuant to the Partnership Agreement in an amount equal to such positive balance in proportion to such positive balance, but in an amount not to exceed each unitholder's 12% per annum return; third to the General Partner to the extent it has a positive balance in its capital account after having income or gain allocated to it pursuant to the Partnership Agreement in an amount equal to such positive balances. Since the amounts that will be distributed in connection with the Asset Sale will not exceed each unitholder's capital contributions, distributions will be made only to the unitholders, in proportion to their positive capital account balances. The capital account balances, subsequent to the allocation of book losses described above under "—Allocations of Book Loss", will be equal for each Partnership unit, and, accordingly, distributions will be made equally with respect to each Partnership unit. No distributions will be made to the General Partner with respect to its general partnership interest.

Certain Restrictions on Transfers of Partnership Units

        The Partnership Agreement contains certain restrictions on the assignment and transfer of Partnership units, including the following:

  •
  that Partnership units may be assigned only with the consent of the General Partner in its sole discretion;

  •
  the transfer of Partnership units must be accomplished by an instrument in writing, in form and substance satisfactory to the General Partner, which writing may include a power of attorney and which shall set forth if it is the intention that the purchaser is to be an additional limited partner of the Partnership;

  •
  no assignments will be permitted if such assignments would result in 50% or more of the interests being transferred within a twelve-month period;

  •
  the transferor and the purchaser must execute and deliver to the General Partner an amended Partnership Agreement;

  •
  the purchaser shall become a limited partner of the Partnership only upon amendment of the Partnership Agreement; and

  •
  the General Partner may also refuse to consent to any transfer if, in its sole discretion and judgment, the transfer would cause the aggregate transfers to exceed permissible safe harbors under administrative interpretations under Section 7704 of the Internal Revenue Code of 1986, as amended.

        Notwithstanding the foregoing and the other applicable restrictions on assignments and transfers contained in the Partnership Agreement, the economic benefits of ownership of the Partnership units may be transferred without receiving the written consent of the General Partner or executing an amended Partnership Agreement.

Dissolution of the Partnership Following the Asset Sale and Distributions to Unitholders

        The Asset Sale will constitute the sale of all of our assets, which will result in the dissolution and, ultimately, the termination of the Partnership. Immediately following the completion of the Asset Sale, the General Partner intends to begin to wind up our affairs in accordance with the terms of the Partnership Agreement and Colorado law.

        The General Partner intends first to apply the proceeds received by us in the Asset Sale to pay or provide for our outstanding liabilities and obligations. As of September 30, 2010, our outstanding liabilities totalled approximately £3.1 million. These outstanding liabilities were comprised solely of debt obligations owed to Virgin Media Limited, an indirectly wholly owned subsidiary of Virgin Media Inc. and an affiliate of the General Partner and ntl (B) Limited, as more fully described under "Past Contacts, Transactions, Negotiations and Agreements" beginning on page [    •    ].

        After paying or providing for our outstanding liabilities and obligations, the General Partner intends to convert the remaining proceeds into U.S. Dollars at the spot exchange rate and pay or provide for expenses to be incurred by the Partnership prior to and in connection with its dissolution and winding up. We currently estimate that we will incur approximately $645,000 in additional transaction, operating and other expenses prior to or in connection with our dissolution and winding up, which will be paid or provided for out of Partnership funds. Other than costs and expenses attributable to the dissolution and winding up of the Partnership, including certain costs incurred in connection with this proxy solicitation, ntl (B) Limited will pay for any expenses in connection with the Asset Sale, including the fees associated with obtaining the three independent appraisals.

        The General Partner will then contribute to the Partnership the amount of its capital account deficit, which we currently estimate will be approximately $400,000 if the Asset Sale is consummated. The General Partner also intends to establish the Cash Reserves in an amount equal to at least $335,000 for the payment of contingent or unforeseen liabilities of the Partnership. The General Partner may increase the amount of the Cash Reserves if, prior to the initial distribution to unitholders, the General Partner becomes aware of circumstances or events that in its judgment would increase the amount of potential liabilities (or the likelihood of their realization) of the Partnership following its dissolution. Portions of the Cash Reserves may be used to pay any indemnification obligations of the Partnership in favor of the General Partner permitted under the terms of the Partnership Agreement.

        Based upon, among other things, the amount of our liabilities outstanding as of September 30, 2010 and estimated additional expenses, the General Partner estimates that unitholders will receive an initial distribution of approximately $17 million as a group and approximately $300 per Partnership unit (assuming the Current Exchange Rate). To the extent that all or a portion of the Cash Reserves are not used to settle any contingent or unforeseen liabilities of the Partnership after our dissolution, a further distribution of remaining amounts will be made to unitholders at a later date established by the General Partner. The actual amounts distributed to unitholders will depend on, among other things, the actual amount of liabilities and obligations of the Partnership upon our dissolution (including contingent or unforeseen liabilities paid for out of the Cash Reserves after the dissolution), expenses incurred by us prior to and in connection with our dissolution and winding up, the actual amount of the General Partner's capital account deficit, and the exchange rate at the time the proceeds of the Asset Sale are converted into U.S. Dollars.

        The Asset Sale and the dissolution constitute a "going private transaction" for purposes of U.S. federal securities laws. Subsequent to the Asset Sale, we may seek termination of our obligation to file reports under the Exchange Act. Following the Asset Sale, the Partnership will be dissolved and the General Partner will file a statement of dissolution with the Colorado Secretary of State on behalf of the Partnership and will complete the liquidation and winding up process of the Partnership, including the distribution of remaining Partnership funds to unitholders, following which the Partnership will be terminated and will cease to exist.

        In accordance with the Partnership Agreement the dissolution of the Partnership will be triggered upon consummation of the Asset Sale and the General Partner expects to commence the liquidation and winding up process as soon as practicable following the Asset Sale and dissolution. The final distribution of amounts reserved by the General Partner remaining after payment of any contingent or unforeseen liabilities will be distributed by the General Partner at a later date established by the General Partner in its discretion. A dissolution and liquidation is a complex process that may depend on a number of factors, and some of these factors are beyond our control. For example, we may be pursuing claims against others or defending litigation, or there may be other contingencies to which we may become subject during the dissolution process. These factors may delay our ultimate liquidation and the distribution of the proceeds of the Asset Sale to unitholders. In addition, these factors may impact our financial condition and may negatively impact the amount of distributions received by unitholders upon our liquidation. Our current estimates of the expenses to be incurred by the Partnership prior to and in connection with its dissolution and winding up, the amount of the General Partner's capital account deficit if the Asset Sale is consummated, and other amounts and factors that will affect the amount of funds available for distribution to unitholders if the Asset Sale is completed, including the applicable exchange rate between the U.S. dollar and the U.K. pound sterling, are subject to inherent uncertainty and risks, as further described below under "Forward-Looking Statements" beginning on page [    •    ].

Background of the Asset Sale

        Other than the purchase price for the Partnership Asset, which represents the average of three independent appraisals of the fair market value of the Partnership Asset, the terms and conditions of the proposed Asset Sale and the Share Purchase Agreement were determined by employees and management of Virgin Media Limited and Virgin Media Inc. (collectively, "Virgin Media"), some of whom are also directors of the General Partner (which manages the Partnership) and ntl (B) Limited. The directors of the General Partner and ntl (B) Limited are Robert Gale, the principal accounting officer of Virgin Media Inc., and Robert Mackenzie, the legal director of Virgin Media Limited. In their capacity as directors, they approved the Asset Sale and the Share Purchase Agreement on behalf of both the Partnership and ntl (B) Limited. Other Virgin Media Limited employees in the finance and legal functions have been involved on a day to day basis in preparing for the Asset Sale and setting the terms of the Share Purchase Agreement. The Chief Financial Officer of Virgin Media Inc., Eamonn O'Hare, has also overseen this process. As none of the foregoing directors or employees of Virgin Media Limited and Virgin Media Inc. acted as an independent representative of the General Partner or ntl (B) Limited, and neither the General Partner nor ntl (B) Limited has any independent directors, managers or employees, the terms and conditions of the Share Purchase Agreement and the proposed

Asset Sale were not subject to negotiation. Set forth below is a summary of the background of events that led to the decision to execute the Share Purchase Agreement.

        The management of Virgin Media has, from time to time, discussed with its Audit Committee (which is also the audit committee of the Partnership) and its Board of Directors the possibility of an affiliate of Virgin Media acquiring the Partnership or the Partnership's interest in ntl South Herts and providing liquidity to the Partnership's unitholders. In part, the impetus for this consideration has been the burdens associated with the Partnership's status as an SEC registrant, including the preparation of its periodic reports.

        In November 2006, funds associated with MacKenzie Patterson Fuller, LP ("MacKenzie Patterson") commenced a tender offer for units of the Partnership at a price of $65 per unit. The General Partner recommended that partners not accept the offer on the basis that it was inconsistent with the Partnership Agreement and, consequently, the General Partner did not intend to permit the transfers on the basis set out in the offer. The General Partner noted, among other reasons, that the purchase of Partnership units in accordance with the terms of the offer could have adverse tax consequences to the Partnership, including causing the Partnership to be treated as a "publicly traded partnership" under the Internal Revenue Code.

        In connection with its adverse recommendation on the MacKenzie Patterson offer, the General Partner undertook to examine various means, consistent with the Partnership Agreement, by which unitholders could obtain increased liquidity. The General Partner warned, however, that it could give no assurance as to whether any such action would be undertaken, the timing of any such action or the value per unit that would be generated by any such action.

        Shortly thereafter, Virgin Media retained the law firm Fried, Frank, Harris, Shriver & Jacobson LLP ("Fried Frank"), which regularly acted as counsel to Virgin Media and its affiliates and had advised it in connection with the MacKenzie Patterson offer, to undertake a review of alternative means by which unitholders could be provided with increased liquidity consistent with the requirements of the Partnership Agreement and the tax considerations described above. The means considered included both structures through which individual unitholders could be afforded liquidity, such as odd lot offers and other similar transactions, and various alternative transaction structures through which Virgin Media Inc. or its affiliates could acquire the Partnership or the Partnership's interest in ntl South Herts. Management made a presentation on this subject to the Virgin Media Audit Committee at its May 2007 meeting.

        Commencing in May and June 2007, Virgin Media undertook a strategic review of its own status, including a potential sale of Virgin Media. This resulted in an auction process for Virgin Media, which was terminated in early August 2007 as a result of the collapse of the public debt markets that would have provided the financing for such an acquisition.

        From August 2007 through early 2010, Virgin Media focused on other priorities, including its own substantial recapitalization through a series of financing transactions, as well as on the disposition of assets that were seen as non-strategic. During this period of time, the management of Virgin Media did not focus on issues associated with the Partnership.

        At its meeting on April 27, 2010, the Audit Committee requested that management prepare a presentation on alternative proposals for the acquisition of the Partnership and/or its assets and dissolution of the Partnership. The discussion of this issue arose in the context of the Committee's consideration of the continuing burdens associated with the Partnership's status as an SEC registrant.

        From May through July 2010, Virgin Media management and employees, with advice of counsel, carried out further work relating to alternative transaction structures. At its meeting on July 26, 2010, the Audit Committee received a presentation about alternative approaches to winding up the Partnership. The presentation reflected legal advice from Virgin Media's internal counsel and Fried

Frank. The presentation focused on the alternatives of acquisition of ntl South Herts, acquisition of the Partnership, and dissolution of the Partnership in 2016 in accordance with the terms of the Partnership Agreement. Mr. Gale indicated that management intended to proceed to explore the alternatives and next steps.

        The presentation was also made to the Virgin Media Inc. Group Executive Committee ("GEC") on July 27, 2010. The GEC is comprised of the most senior U.K. executives of Virgin Media Inc. and is chaired by the chief executive officer, Mr. Neil Berkett. The GEC authorized management to proceed to explore the alternatives and next steps and delegated to Mr. Eamonn O'Hare the responsibility of overseeing the process and authorizing any transaction.

        After the meetings on July 26 and 27, 2010, Virgin Media retained Davis Graham & Stubbs LLP ("Davis Graham") as Colorado counsel. Members of management and internal counsel, Fried Frank and Davis Graham held conference calls in August to explore alternative transaction structures. After due consideration of the risks and benefits associated with each alternative, and taking into account the fact that the directors of the General Partner of the Partnership were also officers of Virgin Media and there were no independent directors of, or other advisors to, the Partnership, the directors of the General Partner and Mr. O'Hare, concluded that the most sensible course of action was to follow the procedure contemplated by the Partnership Agreement for a sale of assets to affiliates of the General Partner, which involved the securing of three independent appraisals. This procedure is described above under "—Certain Relevant Provisions of the Partnership Agreement—Certain Sales of Partnership Assets" beginning on page [    •    ]. They also determined that the acquiror of the Partnership Asset should be ntl (B) Limited, which held the other 33.3% interest in ntl South Herts.

        In September 2010, Virgin Media employees, with oversight from one of the directors of the General Partner, drafted a request for proposal (the "RFP") that was addressed to independent valuation firms. The RFP process was initiated in late September 2010 by contacting eight valuation firms that management and counsel identified that seemed to have relevant industry expertise and where, insofar as management was aware, Virgin Media had no commercial relationships. Responses were received from six firms, five of which were interviewed. On or about October 18, 2010, Virgin Media Limited and the General Partner formally engaged BTG MFC, Duff & Phelps and Grant Thornton to render a conclusion as to the fair market value of the Partnership Asset as of September 30, 2010. The process by which the three independent appraisal firms were selected, the bases of the appraisal firms' analyses and the conclusions of their respective appraisal reports are described under—"Reports of the Appraisal Firms" beginning on page [    •    ].

        Virgin Media management and employees delivered separate presentations to BTG MFC, Duff & Phelps and Grant Thornton regarding the operations, financial conditions, and historic performance of ntl South Herts and on taxation and financing matters. During those presentations and thereafter, Virgin Media management and employees responded to questions from the appraisers. The appraisers were instructed to perform their own assessments of the future prospects of ntl South Herts in order that the independence of their valuations not be influenced by Virgin Media's views on valuation, but Virgin Media responded to factual questions about anticipated future developments.

        On November 9, 2011, Virgin Media employees, with Virgin Media internal and outside counsel present, met at Fried Frank's offices in London with each appraisal firm to respond to questions and comment on any factual issues.

        Draft appraisal reports were delivered to Virgin Media and the General Partner between November 11 and 13, 2011.

        The independent appraisers then finalized their reports on or around November 24, 2010.

        While the appraisal processes were underway, Virgin Media and the directors of the General Partner reviewed proposals from two proxy solicitation firms, and the General Partner determined to retain Georgeson Inc. It was agreed that Georgeson Inc. would be paid a base fee, plus an additional incentive based on the percentage of unitholders that voted (without regard to whether the unitholders voted for, against or abstained in connection with the Asset Sale proposal). Georgeson's fee arrangements are further described under "The Special Meeting—Solicitation of Proxies; Payment of Solicitation Expenses" beginning on page [    •    ]. Employees of Virgin Media, under supervision of the directors of the General Partner, together with Fried Frank, began to prepare this proxy statement soliciting the approval of the unitholders for the Asset Sale. Fried Frank, as counsel to Virgin Media, prepared the draft Share Purchase Agreement for the Asset Sale, and reviewed the terms with internal counsel and the management and employees of Virgin Media and the directors of the General Partner.

        On January 31, 2011, for the reasons set forth under "—The General Partner's Reasons for the Asset Sale and Factors Considered in Determining Fairness" beginning on page [    •    ], after carefully reviewing the reports of the three independent appraisers, the process that was followed in connection with the proposed Asset Sale, and the terms of the Share Purchase Agreement, the board of directors of the General Partner (i) determined that the Asset Sale is procedurally and substantively fair to the unitholders that are unaffiliated with ntl (B) Limited, Virgin Media Limited and Virgin Media Inc., (ii) approved the Share Purchase Agreement with ntl (B) Limited and authorized the General Partner to execute the Share Purchase Agreement on behalf of the Partnership, (iii) authorized the General Partner to submit the Asset Sale for the consideration and approval of the unitholders, and (iv) authorized the filing of the preliminary proxy statement. Similarly, the management of Virgin Media, including Mr. O'Hare, and the board of directors of ntl (B) Limited, for the reasons set forth under "—Reasons and Position of ntl (B) Limited and its Affiliates Regarding the Fairness of the Asset Sale," (i) determined that the Asset Sale is procedurally and substantively fair to the unitholders that are unaffiliated with ntl (B) Limited, Virgin Media Limited and Virgin Media Inc., (ii) approved the Share Purchase Agreement with the Partnership and authorized ntl (B) Limited to execute the Share Purchase Agreement and (iii) authorized the filing of the preliminary proxy statement.

The General Partner's Reasons for the Asset Sale and Factors Considered in Determining Fairness

        This section describes the General Partner's purposes and reasons for the Asset Sale and factors considered in determining its fairness. It is important to bear in mind that the General Partner does not have any employees or management other than the employees and management of Virgin Media Limited and Virgin Media Inc. who represented both the General Partner and ntl (B) Limited in connection with the Asset Sale. Consequently, the purposes, reasons, and factors attributable to the General Partner represent those of employees and management of Virgin Media Limited and Virgin Media Inc. acting solely in their capacities as employees and management of the General Partner and should not be deemed to be free of conflicts of interest. Please see "Interests of Certain Persons in the Asset Sale" beginning on page [    •    ] and "Past Contacts, Transactions, Negotiations and Agreements" beginning on page [    •    ] for further information about the relationships among the parties to the Asset Sale and their affiliates.

        The proposed Asset Sale will provide unitholders with an opportunity to liquidate their investment in the Partnership units at a price determined in accordance with the Partnership Agreement in advance of the scheduled expiration of the Partnership term.

        Since the primary offering of the Partnership units in 1991, the Partnership units have been generally illiquid. Additionally, the Partnership is not required to pay and has never paid distributions to unitholders. Although the Partnership units are registered under the Exchange Act due to the number of individual unitholders, the Partnership units are not traded on a national securities exchange or any formal trading market and are subject to certain restrictions on transfers, including those described above under "—Certain Relevant Provisions of the Partnership Agreement—Certain Restrictions on Transfers of Partnership Units" beginning on page [    •    ].

        For the past several years, the General Partner has been aware that certain unitholders have desired increased liquidity with respect to their Partnership units. Some unitholders have expressed a desire to liquidate their investment in the Partnership prior to the scheduled expiration of the Partnership term on December 31, 2016 and eliminate the federal income tax complexities and other fees associated with holding the Partnership units.

        At the time of the $65 per unit tender offer by funds associated with MacKenzie Patterson in 2006, the General Partner undertook to examine various means by which unitholders could obtain such increased liquidity consistent with the provisions of the Partnership Agreement. The General Partner believes that at the present time there is no reasonable likelihood that the Partnership units will become freely tradable prior to the scheduled expiration of the Partnership term. Under the Internal Revenue Code, transfers of Partnership units could cause the Partnership to be treated as a "publicly traded partnership". Among other things, treatment as a publicly traded partnership would cause the Partnership to be treated as a corporation for U.S. federal income tax purposes, and would cause the Partnership to be subject to entity level U.S. federal income tax upon all of its income. As a result, the General Partner intends to continue to enforce the transfer restrictions of the Partnership Agreement and to exercise its authority to prevent the public trading of the Partnership units.

        However, the General Partner believes that, as an alternative to the public trading of the Partnership units, the proposed Asset Sale would allow unitholders the opportunity to determine whether to proceed with the sale of the Partnership Asset and liquidate their investment several years in advance of the scheduled expiration of the Partnership term through the subsequent dissolution of the Partnership. The General Partner determined to engage in the Asset Sale at this time because it believes that the recent improvement in the financial performance of the Partnership provides an opportune time for the unitholders to consider the proposed Asset Sale. After the General Partner undertook to examine potential transaction alternatives following the 2006 MacKenzie Patterson tender offer, the Partnership had net profit (loss) of $(3,316,921) and $619,521 in 2006 and 2007, respectively, which has since improved to $1,855,296 and $2,989,112 in 2008 and 2009, respectively, and $1,469,742 in the first nine months of 2010. In addition, while at the present time ntl (B) Limited is willing and able to engage in the Asset Sale subject to the terms and conditions of the Share Purchase Agreement, there can be no assurance that ntl (B) Limited or any other affiliate of Virgin Media Inc. will have the financial means or willingness to engage in a similar transaction in the future. In addition, there can be no assurance that, prior to or upon the expiration of the Partnership term, any other party would offer to acquire the Partnership Asset for an amount equal to or greater than the purchase price contemplated in the proposed Asset Sale or that unitholders would receive distributions equal to or greater than the distributions expected to be made in connection with the Asset Sale.

        After carefully reviewing the reports of the three independent appraisers, the process that was followed in connection with the proposed Asset Sale, and the terms of the Share Purchase Agreement, the board of directors of the General Partner (i) determined, on behalf of itself, the General Partner and the Partnership, that the Asset Sale is procedurally and substantively fair to the unitholders that are unaffiliated with ntl (B) Limited, Virgin Media Limited and Virgin Media Inc., (ii) approved the Share Purchase Agreement with ntl (B) Limited and authorized the General Partner to execute the Share Purchase Agreement on behalf of the Partnership and (iii) authorized the General Partner to submit the Asset Sale for the consideration and approval of the unitholders.

        In evaluating the Asset Sale and its fairness to the unaffiliated unitholders, the board of directors of the General Partner, acting on behalf of the General Partner and the Partnership, considered a number of potentially positive factors, including the following:

  •
  the purchase price was determined in accordance with the procedures set forth in the Partnership Agreement and represents the average of three separate appraisals of the fair market value of the Partnership Asset by three internationally recognized valuation firms;

  •
  although there is no established trading market for the Partnership units, the amount per unit that the General Partner expects unitholders to receive following the Asset Sale and the dissolution of the Partnership (assuming the Current Exchange Rate) substantially exceeds the sale price for all transactions in Partnership units known by the General Partner to have taken place in the past two years;

  •
  the Partnership will receive cash consideration in exchange for the Partnership Asset and unitholders will receive cash distributions;

  •
  the distribution to the unitholders in connection with the Asset Sale will allow unitholders who desire liquidity to liquidate their investment in the Partnership over five years prior to the scheduled expiration of the Partnership term on December 31, 2016;

  •
  the Asset Sale and dissolution of the Partnership provides an opportunity for unitholders to liquidate their investment in the Partnership units in the context of the current relative illiquidity of the Partnership units and the transfer restrictions applicable to the Partnership units;

  •
  the Asset Sale is subject to the approval of holders (other than the General Partner and its affiliates) of a majority of the outstanding Partnership units;

  •
  the Share Purchase Agreement contains terms favorable to the Partnership that are not likely to be present in connection with a sale to a third party purchaser, such as limited representations and warranties by the Partnership regarding the business of ntl South Herts and the absence of any indemnification of the purchaser;

  •
  the proxy solicitor will not receive compensation contingent upon the consummation of the Asset Sale, and its contingent compensation is payable only upon receiving votes (without regard to whether those votes are either "FOR", "AGAINST" or "ABSTAIN" in connection with the proposal to approve the Asset Sale) from unitholders representing more than 80% of the outstanding Partnership units;

  •
  the terms of the Asset Sale provide, in the view of the board of directors of the General Partner, reasonable certainty of consummation because it is subject to conditions that the board believes would reasonably likely be satisfied and because the Share Purchase Agreement does not contain a financing contingency;

  •
  due to the substantial integration of the operations of ntl South Herts with those of Virgin Media Inc. and its affiliates, the board believes there are few, if any, other potential buyers for the Partnership Asset;

  •
  the board believes that a potential third party purchaser would not pay more than the price determined by the average of the three separate appraisals of the fair market value of the Partnership Asset; and

  •
  there can be no assurance that, prior to or upon the expiration of the Partnership term, any other party would offer to acquire the Partnership Asset for an amount equal to or greater than the purchase price contemplated in the proposed Asset Sale or that unitholders would receive distributions equal to or greater than the distributions expected to be made in connection with the Asset Sale.

        The board of directors of the General Partner also believes that the process by which the General Partner entered into the Share Purchase Agreement was fair, and in reaching that determination, the board of directors of the General Partner considered a number of potentially positive factors, including the following:

  •
  the proposed Asset Sale was structured to comply with the explicit terms of the Partnership Agreement;

  •
  the purchase price represents the average of three separate appraisals of the fair market value of the Partnership Asset;

  •
  the Asset Sale is subject to the approval of holders (other than the General Partner and its affiliates) of a majority of the outstanding Partnership units;

  •
  the three independent appraisal firms will not receive any compensation contingent upon the results of their appraisals;

  •
  the three independent appraisal firms have had no material prior relationship with Virgin Media Inc. and its affiliates during the past three years;

  •
  the directors, employees and management of the General Partner will not receive any compensation contingent upon the consummation of the Asset Sale; and

  •
  each of the three appraisal firms independently assessed the likely future performance of ntl South Herts in arriving at its valuation.

        The board of directors of the General Partner also considered a number of additional potentially countervailing factors in its deliberations concerning the Asset Sale, including the following:

  •
  the board of directors of the General Partner does not consist of any independent and disinterested directors who are not employees of Virgin Media Inc. or its affiliates;

  •
  the General Partner and its employees and management are directors, employees or management of Virgin Media Inc. or its affiliates who will continue their employment with Virgin Media Inc. or its affiliates following completion of the Asset Sale;

  •
  the terms, other than the purchase price, of the Asset Sale and the Share Purchase Agreement were not subject to arm's-length negotiation, but were determined by the employees and management of Virgin Media Inc. and its affiliates who represented both the General Partner and ntl (B) Limited in the Asset Sale;

  •
  the board of directors of the General Partner did not seek any independent legal, accounting or financial advice (other than the reports of the independent appraisal firms, which were jointly retained with an affiliate of Virgin Media Inc.) and received legal, accounting and financial advice from the legal, accounting and financial advisors of Virgin Media Inc.;

  •
  the General Partner did not solicit any potential offers for the Partnership Asset from third parties;

  •
  following the Asset Sale and the dissolution of the Partnership, unitholders would not participate in any future earnings or growth of the Partnership and would not benefit from any appreciation in value of ntl South Herts;

  •
  the value of the Partnership Asset may appreciate beyond the value that the three independent appraisal firms calculated;

  •
  the unitholders do not have appraisal or dissenters' rights under Colorado law in connection with the Asset Sale; and

  •
  ntl (B) Limited's obligation to close the Asset Sale is subject to certain conditions that are outside of the control of the General Partner or the Partnership.

        The board of directors of the General Partner did not give weight to the net book value of the Partnership, which is an accounting concept derived by deducting the total liabilities from the total assets as reported in the Partnership's consolidated financial statements, in determining the substantive fairness of the Asset Sale to the unitholders. The board of directors of the General Partner believes that the net book value of the Partnership of $4,961,386 as at September 30, 2010 is not a material indicator of the value of the Partnership as a going concern but rather is indicative of historical costs and that, as discussed below, the value of the Partnership's interest in ntl South Herts is derived from the cash flows generated by ntl South Herts' continuing operations. For reference purposes only, as of September 30, 2010, the Partnership's net book value per Partnership unit is $87.14 as compared with the initial per unit distribution of $300 (assuming the Current Exchange Rate) that the General Partner estimates unitholders will receive after the Asset Sale and the dissolution of the Partnership.

        For the same reason, the board of directors of the General Partner did not give weight to the consolidated value of the limited partners' interest in the Partnership in determining the substantive fairness of the Asset Sale to the unitholders. The limited partners' interest in the Partnership was $2,293,980 as at September 30, 2010 as compared with the $22,864,513 (assuming the Current Exchange Rate) purchase price for the Partnership Asset.

        Additionally, the board of directors of the General Partner did not give weight to the liquidation value of ntl South Herts in determining the substantive fairness of the Asset Sale to the unitholders. The board of directors of the General Partner believes that liquidation value does not present a meaningful valuation for ntl South Herts and its business. It is the belief of the board of directors of the General Partner that the value of the Partnership's 66.7% interest in ntl South Herts is derived from the cash flows generated from ntl South Herts' continuing operations, rather than from the value of its assets that might be realized in a liquidation. Because the assets of ntl South Herts are not readily transferable in a liquidation scenario (other than to Virgin Media Inc. or its affiliates), the board of directors of the General Partner believes that ntl South Herts is not susceptible to a meaningful liquidation valuation.

        The preceding discussion is not meant to be an exhaustive description of the information and factors considered by the board of directors of the General Partner, but is believed to address the material information and factors considered. In view of the wide variety of factors considered in connection with its evaluation of the Asset Sale and the complexity of these matters, the board of directors of the General Partner did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination. In considering the factors described above, the individual members of the board of directors of the General Partner may have given different weight to different factors. The board of directors of the General Partner has determined the Asset Sale is fair to unitholders based upon the totality of the information presented to and considered by it.

Reasons and Position of ntl (B) Limited and its Affiliates Regarding the Fairness of the Asset Sale

        For ntl (B) Limited and its owners and management, including Virgin Media Inc., Virgin Media Limited and their affiliates, the purpose of the Asset Sale is to acquire the interests in ntl South Herts owned by the Partnership so that ntl (B) Limited can directly control 100% of the interests of ntl South Herts.

        ntl (B) Limited, Virgin Media Limited and Virgin Media Inc. and their affiliates believe that the Asset Sale will reduce Virgin Media Inc.'s organizational complexity and enhance the overall operational efficiency associated with managing the operations of ntl South Herts. Affiliates of Virgin Media Limited currently manage all aspects of the operations of ntl South Herts through the current Partnership structure via arrangements with the General Partner. These arrangements are more fully described below under "Past Contacts, Transactions, Negotiations and Agreements" beginning on page [    •    ]. Affiliates of Virgin Media Inc. also devote significant time and resources to the management of the Partnership as a standalone public company. The Asset Sale, dissolution and the ultimate termination of the Partnership will eliminate the need for the business currently represented by the Partnership to comply with the federal securities laws and filing requirements applicable to a public company.

        Virgin Media Inc. also desires to complete the Asset Sale in order to ensure the stability of Virgin Media Inc.'s reputation and brand, as ntl South Herts distributes its cable and telephone services to its customers under the Virgin Media brand.

        In addition, the Asset Sale will allow Virgin Media Inc. to bear the full rewards and risks of ownership of ntl South Herts. Virgin Media Inc., as a corporation with perpetual existence, has a longer investment horizon as well as a more diversified business than the Partnership.

        ntl (B) Limited and its affiliates also believe that the Asset Sale will provide unitholders with an opportunity to liquidate their investment in the Partnership at a price determined in accordance with the Partnership Agreement in advance of the scheduled expiration of the Partnership term. ntl (B) Limited, Virgin Media Limited and Virgin Media Inc. believe that the Asset Sale is substantively and procedurally fair to the Partnership's unitholders that are unaffiliated with ntl (B) Limited, Virgin Media Limited and Virgin Media Inc. ntl (B) Limited, Virgin Media Limited and Virgin Media Inc. each expressly adopt the analysis of the board of directors of the General Partner of the factors upon which its determination as to the fairness of the proposed Asset Sale is based and the conclusions of the board of directors of the General Partner with respect to the fairness of the proposed Asset Sale, as described under "The General Partner's Reasons for the Asset Sale and Factors Considered in Determining Fairness" beginning on page [    •    ]

Alternatives to the Asset Sale

        In connection with its consideration of the Asset Sale, the General Partner considered two primary alternatives to provide unitholders with an opportunity to liquidate their investment in the Partnership: (i) the continued ownership of the Partnership Asset by the Partnership until the liquidation of the Partnership upon the expiration of the Partnership's term and (ii) the sale of the Partnership Asset to a third party unaffiliated with Virgin Media Inc. and the distribution of the net proceeds to unitholders.

        As the Asset Sale is subject to unitholder approval, the Asset Sale provides unitholders the opportunity to determine whether to proceed with the Asset Sale and the resulting dissolution of the Partnership. If the Asset Sale proposal is not approved, the General Partner believes the Partnership will continue its operations until the Partnership is dissolved upon the scheduled expiration of the Partnership's term on December 31, 2016.

        The General Partner also considered a potential sale of the Partnership Asset to an unaffiliated third party, but determined that the fact that the operations of ntl South Herts are fully integrated with, and are dependent on, those of Virgin Media Inc. would preclude a viable, or in any case, a financially competitive, and timely third party offer for the Partnership Asset. In addition, the General Partner believes that a transaction effected in accordance with the explicit terms of the Partnership Agreement would provide the fairest treatment of the unitholders.

        In determining to acquire the Partnership Asset, ntl (B) Limited, Virgin Media Limited and Virgin Media Inc. considered various alternative transaction structures, such as a tender offer for Partnership units or a merger of the Partnership. ntl (B) Limited, Virgin Media Limited and Virgin Media Inc. ultimately concluded that effecting an asset sale in accordance with the explicit terms of the Partnership Agreement by obtaining the three independent appraisals and conditioning the transaction on the approval of holders (other than the General Partner and its affiliates) of a majority of the outstanding Partnership units would eliminate issues relating to the determination of fairness to unitholders that would otherwise arise in connection with a transaction between affiliates. ntl (B) Limited, Virgin Media Limited and Virgin Media Inc. believed that since the Partnership Agreement did not contain provisions for determining the fairness to unitholders of a tender offer or merger transaction between the Partnership and its affiliates, those transaction structures would create greater uncertainty than the Asset Sale as to the precise procedures required for ensuring that the transaction was fair to unitholders.

 Certain Other Effects of the Asset Sale

        If the Asset Sale is completed, ntl (B) Limited will own 100% of the shares of ntl South Herts (as compared to the 33.3% percent of the shares of ntl South Herts that it currently owns). Consequently, ntl (B) Limited, and indirectly, its direct and indirect parent companies Virgin Media Limited and Virgin Media Inc., will become the sole beneficiaries of the future earnings and growth, if any, of ntl South Herts and will acquire a 100% interest in the net book value and the net profits of ntl South Herts. Based upon the net book value of ntl South Herts as of September 30, 2010 and the net profit of ntl South Herts for the nine months ended September 30, 2010 as reflected in the unaudited books and records of ntl South Herts, ntl (B) Limited's 100% interest in the net book value of ntl South Herts would be equal to approximately £6.3 million (as compared to its 33.3% interest of the net book value of ntl South Herts of approximately £2.1 million), and its 100% interest in the net profit of ntl South Herts for the nine-month period ended September 30, 2010 would be equal to £1.8 million (as compared to its 33.3% interest in the net profit of ntl South Herts of approximately £0.6 million). In addition, following the Asset Sale ntl South Herts will retain the benefit of U.K. tax assets arising from previous expenditure on fixed assets, which will indirectly benefit ntl (B) Limited, Virgin Media Limited and Virgin Media Inc. to the extent deductions are available to be applied to ntl South Herts' U.K. taxable income. The maximum deduction that can be claimed in any one year is 20% of the remaining balance of expenditure, after additions, disposals and prior claims, and is deductible in computing ntl South Herts' U.K. taxable income for a year. The maximum deduction is expected to fall to 18% beginning April 1, 2012. At December 31, 2010, ntl South Herts is estimated to have £47.3 million of future deductible expenditure. The decision to acquire the Partnership's interests in ntl South Herts through an asset sale structure was not based on these tax benefits.

        Detriments of the Asset Sale to ntl (B) Limited, Virgin Media Limited and Virgin Media Inc. include the fact that they will bear the full risks of ownership of ntl South Herts and that they will have incurred significant transaction expenses in connection with the Asset Sale. ntl (B) Limited, Virgin Media Limited and Virgin Media Inc. expect to elect to surrender tax losses of other affiliate companies to ntl South Herts to cover taxable income of ntl South Herts remaining after the deduction of ntl South Herts' own tax assets described above.

        Following completion of the Asset Sale, the General Partner will continue to manage the liquidation and winding up of the Partnership, including managing any distributions to unitholders out of the Cash Reserve, until the Partnership's termination. Following the termination of the Partnership, the General Partner's general partnership interest in the Partnership will be extinguished and the General Partner will no longer have an interest in the Partnership's net book value, net profits or potential future profits or growth. In connection with the dissolution of the Partnership, the General Partner will be required to contribute to the Partnership the amount of its outstanding capital account deficit, which the General Partner estimates will be approximately $400,000.

        The benefits of the Asset Sale to the Partnership include the fact that the Asset Sale constitutes the sale of all the assets of the Partnership for £14,293,000 in cash and that the Partnership will pay off all its outstanding liabilities. Detriments of the Asset Sale to the Partnership include the fact that it will no longer have an interest in ntl South Herts' net book value, net profits or potential future profits or growth of ntl South Herts and that the Asset Sale will result in the dissolution and, ultimately, the termination of the Partnership.

        If the Asset Sale is completed and the Partnership is terminated, the Partnership's unaffiliated unitholders will no longer have any equity interests in the Partnership. Benefits of the Asset Sale to the Partnership's unaffiliated unitholders include the fact that they will receive distributions out of the proceeds of the Asset Sale as described above under "—Dissolution of the Partnership Following the Asset Sale and Distributions to Unitholders" and will cease to bear the risk of any decrease in the value of the Partnership. Detriments of the Asset Sale to the Partnership's unaffiliated unitholders include the fact that, following the termination of the Partnership, the Partnership's unitholders will no longer have an interest in the Partnership's net book value, net profits or potential future profits or growth.

Plans for ntl South Herts after the Asset Sale

        Following the consummation of the Asset Sale, ntl (B) Limited will manage and operate the business of ntl South Herts in a manner that is substantially consistent with current practice. The Share Purchase Agreement does not restrict what types of business opportunities ntl South Herts may pursue after the Asset Sale. As a result, ntl South Herts may pursue new business opportunities from time to time.

Interests of Certain Persons in the Asset Sale

        In considering the determination of fairness by the board of directors of the General Partner with respect to the Asset Sale, you should be aware that the General Partner, its directors and management, and their affiliates have interests in the Asset Sale that are different from, or in addition to, the interests of the Partnership's unitholders generally. These interests may present them with actual and potential conflicts of interest, and these interests, to the extent material are described below.

Affiliations with Virgin Media Inc.

        Virgin Media Inc. and its affiliates, including ntl (B) Limited and Virgin Media Limited, have an economic interest in acquiring the Partnership Asset on favorable terms. The General Partner is owned and controlled by affiliates of Virgin Media Inc., the ultimate parent company of ntl (B) Limited. All of the directors, management and employees of the General Partner and the Partnership are directors, management or employees of Virgin Media Inc. or its affiliates. The General Partner and its directors, management and employees each owe a fiduciary duty to Virgin Media Inc. and its affiliates as a result of their respective relationships with Virgin Media Inc. and its affiliates.

        All of the directors, management and employees of the General Partner will continue their employment with Virgin Media Inc. or its affiliates after completion of the Asset Sale. The employees and management of Virgin Media Inc. will not receive any compensation contingent upon completion of the Asset Sale other than ordinary compensation based on the financial performance of Virgin Media Inc. generally.

        The General Partner and its directors, employees and management did not seek any independent legal, accounting or financial advice in connection with the Asset Sale (other than the reports of the independent appraisal firms which were jointly retained with an affiliate of Virgin Media Inc.) but rather received legal, accounting and financial advice from the legal, accounting and financial advisors of Virgin Media Inc.

Payments to the General Partner and Affiliates of Virgin Media Inc. in Connection with the Asset Sale

        As of September 30, 2010, the Partnership owed liabilities of £3.1 million to Virgin Media Limited. Following completion of the Asset Sale and upon the subsequent dissolution of the Partnership, the General Partner will cause the Partnership to repay the outstanding liabilities owed by the Partnership to Virgin Media Limited, as then calculated, in full prior to the distributions to unitholders.

        In addition, as of September 30, 2010, ntl South Herts owed liabilities of £19.2 million to Virgin Media Inc. and its affiliates. Pursuant to the Asset Sale, ntl South Herts will become a wholly owned indirect subsidiary of Virgin Media Inc. and liabilities to Virgin Media Inc. and its affiliates will remain with ntl South Herts.

        The General Partner will establish and manage the Cash Reserves in connection with the Asset Sale and the dissolution of the Partnership. Portions of the Cash Reserves may be used to pay any indemnification obligations of the Partnership in favor of the General Partner permitted under the terms of the Partnership Agreement.

Payments to the Appraisals Firms

        The employees and management of Virgin Media Inc. and its affiliates selected the three independent appraisal firms in their capacity as representatives of both the General Partner, on behalf of the Partnership, and Virgin Media Limited and its affiliates. The three appraisal firms hired to complete the appraisals are independent and have had no material relationships with Virgin Media Inc. and its affiliates, including Virgin Media Limited, during the past three years. Virgin Media Limited paid the fees of the appraisal firms, described below under "Reports of the Appraisal Firms", in accordance with the terms of the Partnership Agreement. The fees paid to the appraisal firms were not contingent on the results of the appraisals.

Reports of the Appraisal Firms

        In accordance with clause 2.3(b)(iv)(d) of the Partnership Agreement, beginning in September 2010, the General Partner and Virgin Media Limited jointly commenced a process to identify three independent appraisal firms to carry out separate valuations of the fair market value of the Partnership Asset in order to determine the purchase price for the Partnership Asset.

        Initially, the General Partner and Virgin Media Limited prepared an extensive list of potential valuation/appraisal firms with the requisite qualifications and experience that the parties deemed appropriate in light of the nature of the engagement. The parties then undertook to evaluate the independence of each potential appraiser. In evaluating and determining the independence of the appraisal firms, the parties investigated whether there were any prior or current relationships between each of the potential appraisal firms and the Partnership, ntl (B) Limited, the General Partner, Virgin Media Limited and Virgin Media Inc. or any of their subsidiaries.

        Six potential appraisers were chosen for further inquiry and were evaluated primarily with respect to three further criteria: quality of proposal, relevant experience, and contractual terms. After considering detailed proposals from each potential appraiser and conducting oral interviews, the General Partner and Virgin Media Limited selected and formally engaged the following appraisal firms:

  •
  BTG Mesirow Financial Consulting, LLC;

  •
  Duff & Phelps Ltd.; and

  •
  Grant Thornton LLP,

        which together are referred to as the "Independent Appraisers".

        Each of the Independent Appraisers was selected by the General Partner and Virgin Media Limited to render a conclusion as to the fair market value of the Partnership Asset as of September 30, 2010, which is referred to as the "Valuation Date".

        None of the Independent Appraisers has had any material business relationships with, or has received any fees or compensation from, the Partnership, ntl (B) Limited, the General Partner, Virgin Media Limited, Virgin Media Inc. or any of their subsidiaries during the three years prior to their engagements as the Independent Appraisers, nor is any such material relationship or compensation mutually understood to be contemplated other than in connection with the preparation of the appraisal reports.

        The Independent Appraisers commenced their valuation processes on or about October 18, 2010 and concluded their review on or about November 24, 2010. Throughout the valuation exercise, each of the Independent Appraisers worked separately when performing its valuation for the purpose of achieving an independent and objective outcome.

        The Independent Appraisers undertook procedures that they considered to be appropriate to arrive at an independent valuation. The procedures undertaken by each of the Independent Appraisers are summarized below and the procedures are further detailed in the individual reports of the Independent Appraisers that have been filed with the SEC. In performing their analysis, the Independent Appraisers were provided with the following:

  •
  historic financial statements and other financial and operating data concerning ntl South Herts, including the stand-alone audited financial statements of ntl South Herts for the years ended December 31, 2009, 2008 and 2007 prepared in accordance with accounting principles generally accepted in the United Kingdom;

  •
  the Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and its Quarterly Reports on Form 10-Q for the fiscal quarters ending March 31, 2010, June 30, 2010 and September 30, 2010;

  •
  the Partnership Agreement;

  •
  loan agreements between Virgin Media Limited and ntl South Herts and the Partnership, respectively;

  •
  minutes of board meetings for each of ntl South Herts and ntl Fawnspring Limited for the twelve months to September, 30 2010;

  •
  access to key Virgin Media Inc. management to discuss the operations, financial conditions, and historic performance of ntl South Herts and Virgin Media Inc.'s treasury and taxation position; and

  •
  any other relevant information requested by the Independent Appraisers as deemed necessary during the course of the appraisal process.

        The Independent Appraisers individually arrived at their own assessments of the likely future performance of ntl South Herts.

        Based on their respective analyses, the Independent Appraisers determined the fair market value of the Partnership Asset as of September 30, 2010 to be as follows:

  •
  BTG Mesirow Financial Consulting, LLC concluded the value to be £14.2 million;

  •
  Duff & Phelps Ltd concluded the value to be £15.8 million; and

  •
  Grant Thornton LLP concluded the value to be £12.879 million.

        The average of the three valuations identified above is £14.293 million, which represents the purchase price to be paid by ntl (B) Limited for the Partnership Asset in accordance with the Partnership Agreement.

        The full text of the appraisal reports of each of the Independent Appraisers, which sets forth, among other things, assumptions made, procedures followed, matters considered and qualifications and scope of the reviews undertaken in rendering their conclusions, have been filed as Exhibits (c)(1), (c)(2) and (c)(3) to our Schedule 13E-3 filed with the Securities and Exchange Commission on February 1, 2011. The appraisal reports of each of the Independent Appraisers will be made available for inspection and copying at the principal executive offices of the Partnership at Media House, Bartley Wood Business Park, Hook, Hampshire, RG27 9UP, England during the Partnership's regular business hours by any interested unitholder or representative who has been so designated in writing.

        The capitalized terms used in the summaries of the appraisal reports are as defined by the individual Independent Appraisers in their reports. Consequently, similar or identical capitalized terms may have different meanings, as indicated.

Appraisal Report of BTG Mesirow Financial Consulting, LLC

Qualifications

        BTG Mesirow Financial Consulting, LLC is a joint venture of the U.S. firm Mesirow Financial Consulting, a division of Mesirow Financial Holdings, Inc., and the U.K. firm Begbies Traynor Group plc.

        The professionals at BTG Mesirow Financial Consulting, LLC ("BTG MFC") have over 10 years experience in providing valuation services, financial advisory, restructuring and related services in the media industry. The firm was selected by the General Partner and Virgin Media Limited to conduct this valuation because of its specific experience of appraising the fair market values for numerous entities within the cable and broader telecoms industry and its venturers' extensive U.S. and United Kingdom experience. A dedicated team of professionals was assigned to this engagement, each with relevant background credentials and experience. No limitations were imposed upon BTG MFC's performance of its services with respect to the valuation.

        The following summarizes information contained in BTG MFC's report of its analysis.

Summary of Approach

        The basic valuation premise applied in BTG MFC's analysis was Fair Market Value. Fair Market Value was defined as the price at which an asset would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell, and both having reasonable knowledge of relevant facts. The valuation assumed that ntl South Herts will continue as a going concern.

        BTG MFC considered the following valuation approaches when estimating the Fair Market Value of the 299,390 Class A shares, which is a 66.7 percent equity interest in the ordinary shares of ntl South Herts, which is referred to as the "Subject Interest": the Income Approach, the Market Approach, and the Underlying Asset Approach. The Subject Interest was valued by applying these techniques under the premise of the value of ntl South Herts to a prudent investor contemplating retention and use of its assets in an ongoing business. Due to limited comparability of market transactions with ntl South Herts, the Market Approach (Market Transaction Method) was used to assess the reasonableness of the results of the Income Approach and Market Approach (Market Comparable Method). The Underlying Asset Approach was not performed as this approach is generally inappropriate for valuing a business, such as ntl South Herts, that is intended to be operated as a going concern.

Activities Performed

        In general, the procedures included, but were not limited to, an analysis of conditions in, and the economic outlook for, the telephony, broadband, and cable television industries in the United Kingdom, supplemented by analysis of general market data including economic, governmental, and environmental forces. Discussions were held with the management of the General Partner and Virgin Media Limited, which is referred to as the "Management", concerning the history, current state, and expected future operations of ntl South Herts and BTG MFC also obtained an explanation and clarifications of the data provided.

        ntl South Herts' historical operating and financial results were analyzed and BTG MFC prepared financial and operating projections including forecasts of sales, operating margins (e.g., earnings before interest and taxes), working capital investments, and capital expenditures. Projections were based on BTG MFC's independent research which included an analysis of ntl South Herts' historical operating results, market trends identified by third party experts, analysts expectations for companies operating in the same or adjacent markets and Management interviews. Such projections formed the basis for the Discounted Cash Flow Method (described below).

        Financial data was gathered and analyzed for publicly-traded companies engaged in the same or similar lines of business to develop the appropriate discount rate as part of the Discounted Cash Flow Method and various valuation multiples as part of the Market Comparable Method. BTG MFC also gathered and analyzed financial data for companies engaged in the same or similar lines of business involved in public transactions.

        An appropriate control premium was estimated in order to apply various valuation multiples as part of the Market Comparable Method. In addition, an appropriate marketability discount was estimated and applied to a controlling interest in order to arrive at the Fair Market Value of the Subject Interest on a non-marketable, controlling basis.

        BTG MFC reviewed other relevant facts and data which it considered pertinent to its valuation in order to arrive at its final conclusion.

Valuation Overview

A)    Income Approach—Discounted Cash Flow Method

        The Income Approach is typically applied using the Discounted Cash Flow Method. The Discounted Cash Flow Method comprises four steps: 1) estimate future cash flows for a certain discrete projection period; 2) discount these cash flows to present value at a rate of return that considers the relative risk of achieving the cash flows and the time value of money; 3) estimate the residual value of cash flows subsequent to the discrete projection period; and 4) combine the present value of the residual cash flows with the discrete projection period cash flows to indicate the Fair Market Value of a marketable, controlling interest in the business. Any interest-bearing debt is then subtracted to arrive at the Fair Market Value of the equity of the business. A discount for lack of marketability is then applied to estimate the Fair Market Value of equity on a non-marketable, controlling basis.

        BTG MFC independently arrived at projections taking into account the industry and country specific factors, discussions with Management regarding historical performance and third party forecasts. A limited increase in sales was forecast over the discrete period to December 31, 2014. Sales were determined by average revenue per user ("ARPU") multiplied by number of customers. Growth rates were estimated for these variables. Sales were subsequently forecast to grow at a rate of 1.5% per annum in the residual period. Cost of sales was forecasted to be 18% of sales for the year ending December 2010, increasing to 20% for 2011 and beyond. Operating expenses as a percentage of sales were forecast to increase slightly during the discrete period. Given the maturity of the business, BTG MFC forecasted that operating expenses would increase to 42% of sales by 2011, and remain constant at this level through the rest of the discrete period and in the residual period. Based on an analysis of industry levels and discussions with Management, depreciation and amortization were forecast to be 14% of sales throughout the discrete and residual periods.

        Certain adjustments were made to earnings before interest and tax ("EBIT") in order to determine the annual after-tax cash flows generated by ntl South Herts. Income taxes were deducted based on estimated U.K. tax rates for 2010 through 2014, and a 24.0% tax rate was assumed for the residual period. Additionally, the presence of net operating losses ("NOLs") and capital allowance balances were considered. Depreciation and amortization expense was added back as this expense does not require a cash outflow. Estimated capital expenditures were then subtracted. Recurring annual capital expenditures were estimated to be approximately 14% of sales, which takes into account maintaining and enhancing ntl South Herts' network. Finally, working capital requirements were considered. Based on a review of historical levels of working capital, industry averages, and discussions with Management, ntl South Herts is expected to maintain a working capital balance of zero (i.e., current assets equal current liabilities).

        When applying the Income Approach, the cash flows expected to be generated by a business are discounted to their present value equivalent using a rate of return that reflects the relative risk of the investment, as well as the time value of money. This return, known as the weighted average cost of capital ("WACC"), is an overall rate based on the rates of return for invested capital. The WACC is calculated by weighting the required returns on debt and common equity capital in proportion to their estimated percentages in an expected capital structure.

        The general formula for calculating the WACC is:

WACC	=	[Kd * (d%)] + [Ke * (e%)]
where:
WACC	=	Weighted average cost of capital on invested capital;
Kd	=	After-tax rate of return on debt capital;
d%	=	Debt capital as a percentage of total invested capital;
Ke	=	Rate of return on common equity capital; and
e%	=	Common equity capital as a percentage of the total invested capital

        The estimate of the typical capital structure was based on observing typical proportions of debt and common equity of publicly-traded companies in similar lines of business as ntl South Herts. The observed long-term debt-to-total capital percentage was 40.0% and, accordingly, the observed equity-to-total capital percentage was 60.0%.

        Therefore the WACC for ntl South Herts was estimated to be as follows:

Cost of Debt: 4.3% * 40.0%	=	1.7%
Cost of Equity: 15.9% * 60.0%	=	9.6%

Weighted Average Cost of Capital		11.3%

        Therefore the WACC for ntl South Herts was estimated to be 11.5% (on a rounded basis) as of the Valuation Date.

        The residual value represents the amount an investor would pay today for the rights to the cash flows of the business for years subsequent to the discrete projection period. In calculating the residual value, a normalized available cash flow was estimated. Depreciation and amortization, capital expenditures, and working capital requirements were normalized to match long-term expectations of sales. Normalized available cash flows were then capitalized using a rate calculated by subtracting the residual growth rate from the overall WACC estimated previously. The present value factor from 2014 was then applied to estimate the present value of the residual cash flows. The residual value and the sum of the present value of available cash flows for the discrete projection period were then summed to arrive at the indicated value of total invested capital on a marketable, controlling basis before adjustments.

        The fair value of ntl South Herts' NOLs and capital allowance balances beyond the discrete projection period was estimated. The value of the tax asset is the present value of the tax savings resulting from the actual NOLs and capital allowance balances in excess of a normalized amount.

B)    Market Approach

        The Market Approach indicates the Fair Market Value of the equity of a business based on a comparison of ntl South Herts to comparable firms in similar lines of business that are publicly-traded or are a part of a public transaction. The conditions and prospects of companies in similar lines of business depend on common factors such as overall demand for their products and services. An analysis of the market multiples of companies engaged in similar businesses yields insight into investor perceptions and, therefore, the value of the subject company. The Market Approach can be applied through the Market Comparable Method or the Market Transaction Method.

        The Market Comparable Method consists of the calculation of valuation multiples based on publicly-traded comparable companies that are then applied to ntl South Herts' operating results. For the basis of the analysis, BTG MFC relied on two commonly used multiples: Market Value of Invested Capital ("MVIC") to Revenue and MVIC to EBITDA.

        Comparable companies considered were Virgin Media Inc., TalkTalk Telecom Group PLC, Telefonica, S.A, France Telecom, British Sky Broadcasting Group PLC, BT Group PLC, and Comcast Corporation.

        The first step in calculating the valuation multiples is estimating the MVIC for each of the selected comparable companies as of the Valuation Date. The general formula for calculating MVIC is:

MVIC = MVE + Current Debt + LT Debt
where:
MVE	=	Shares outstanding times the share price as of the Valuation Date;
Current Debt	=	Short-term borrowings, current portion of long-term debt, and current portion of long-term lease obligations;
LT Debt	=	Preferred stock, long-term debt, minority interests, and long-term lease obligations.

        Once the MVIC for each of the comparable companies is determined, the operating results (Revenue and EBITDA) for the latest twelve months ending 30 June 2010 of each comparable company is then applied to arrive at the implied valuation multiples (ie. MVIC/EBITDA = EBITDA Multiple).

        Once the selected multiples are determined, ntl South Herts' operating results for the latest twelve months ending 30 June 2010 are applied to each of the valuation multiples resulting in an indicated value of invested capital on a marketable, minority basis.

        Interest-bearing debt is then deducted to arrive at the Fair Market Value of equity before adjustments on a marketable, minority basis. Since the Fair Market Value of equity using the Market Comparable Method results in value on a marketable, minority basis, a control premium is applied to represent the value of equity on a controlling basis. A control premium is defined as the additional consideration that an investor would pay over a marketable, minority equity value (due to certain rights that control provides and that minority shares do not enjoy) in order to own a controlling interest in the common stock of ntl South Herts. Based on the analysis of the specific facts and circumstances and consideration of premiums paid for controlling interests in similar companies as obtained from Mergerstat Review, a control premium for equity was estimated to be 20%. The fair value of the tax asset (i.e., full benefit of ntl South Herts' "excess" NOL and capital allowances) is then added to arrive at the indicated value of equity on a marketable, controlling basis.

C)    Discount for Lack of Marketability

        The Class A shares of ntl South Herts representing the Subject Interest are illiquid, or non-marketable, since they are not traded on any exchange and are not readily transferable.

        Marketability discounts refer to the percentage difference between the value of a privately held security/asset and a similar publicly traded security/asset. The discount for limited marketability of the Class A shares (as discussed above) is mitigated by the fact that the Subject Interest represents a 66.7% ownership of ntl South Herts (controlling interest). Based on a consideration of these facts and circumstances, a marketability discount for the controlling Subject Interest in ntl South Herts was estimated to be 10%.

Point valuation rationale

        The results and merits of the Income and Market Approaches in estimating the Fair Market Value of the Subject Interest were considered. BTG MFC primarily relied upon the Income Approach due to ntl South Herts' unique operating arrangements and the limited comparability of the "peer" companies. Based on BTG MFC's analysis, the Fair Market Value of the Subject Interest on a non-marketable, controlling basis as of 30 September 2010 was estimated to be £14.2 million.

Fees Paid

        As compensation for providing a valuation as to the fair market value of ntl South Herts, Virgin Media Limited paid BTG MFC a fee of £46,600, exclusive of expenses, for services performed through November 24, 2010. This fee was not contingent upon the conclusion reached by BTG MFC in its report or whether or not the Asset Sale is successfully consummated.

Appraisal Report of Duff & Phelps Ltd

Qualifications

        Duff & Phelps is a leading independent financial advisory firm. It offers a broad range of valuation, investment banking services and consulting services and is regularly engaged in the valuation of businesses and securities and the preparation of fairness opinions in connection with mergers, acquisitions and other strategic transactions. Founded in 1932, Duff & Phelps is headquartered in New York City and has offices in North America, Europe and Asia. It has experience in the telecoms sector globally including completing numerous assignments in both the United States and the United Kingdom. No limitations were imposed upon Duff & Phelps with respect to the provision of its services during the course of this valuation.

        The following summarizes information contained in Duff & Phelps's report of its analysis.

Summary of Approach

        Duff & Phelps first performed a valuation of ntl South Herts at the business enterprise value ("BEV") level, excluding the value of the net operating losses and capital allowances available. Duff & Phelps has relied upon two generally accepted valuation methodologies in determining their concluded BEV, the Income Approach and the Market Approach (including both assessment of comparable companies and comparable transactions). Separately the net operating losses and capital allowances were valued and added to the BEV. In arriving at an equity value the net debt was deducted prior to calculating the 66.7% ownership interest.

Activities performed

        In arriving at its appraisal, Duff & Phelps did not attribute any particular weight to any particular analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. In connection with preparing the valuation, Duff & Phelps made such reviews, analyses and inquiries as Duff & Phelps deemed necessary and appropriate under the circumstances.

Valuation Overview

A)
Income Approach

        A discounted cash flow analysis is the traditional valuation methodology used to derive a valuation of a business or asset by calculating the "present value" of estimated future cash flows of the asset.

"Present value" refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macro-economic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.

        Duff & Phelps performed a discounted cash flow analysis by adding (1) the present value of projected "free cash flows" for ntl South Herts for the fiscal years 2010 through 2019 to (2) the present value of the "terminal value" for ntl South Herts as of 2019. "Free cash flow" is defined as cash that is available to either reinvest or to distribute to shareholders and "terminal value" refers to the value of all future cash flows from an asset at a particular point in time. The projected free cash flows that Duff & Phelps developed and used in its analysis were based on financial forecasts and estimates prepared by Duff & Phelps based on information provided by, and discussions held with, management of Virgin Media Inc. The projected free cash flows were developed on the basis that ntl South Herts is subject to corporation tax at the UK standard corporate tax levels. Duff & Phelps have separately analysed the economic benefit of ntl South Herts related to their tax position. The highly integrated nature of ntl South Herts has been reflected in the development of these projections. Duff & Phelps calculated a terminal value for ntl South Herts by capitalizing the expected cash flows after the projection period based on long-term expected annual growth rates of 1%. Duff & Phelps discounted the projected free cash flows and the terminal value for ntl South Herts using a rate of 9.9%.

        The discount rate applied by Duff & Phelps was estimated using a weighted average cost of capital ("WACC") methodology. The WACC is an overall rate based upon the individual rates of return for invested capital components (equity and interest-bearing debt) and is calculated by weighting the required returns on interest-bearing debt and common equity capital in proportion to their estimated percentages in an expected target capital structure. The required return on debt was estimated based on the cost of debt available to ntl South Herts and, since interest-bearing debt is deductible for income tax purposes, the after tax interest rate was used in the calculation of the return on debt. An after tax cost of debt of 4.9% was applied. The required rate of return on equity capital was estimated using the Capital Asset Pricing Model ("CAPM"). In applying the CAPM, the rate of return on common equity is estimated using the risk free rate and adding a market risk premium, multiplying by the market volatility for the share and adding premium to recognize the relative size of ntl South Herts as compared to the comparable company set. Duff & Phelps' estimation of the target capital structure for ntl South Herts was based on observing typical proportions of interest-bearing debt and common equity of publicly-traded companies in similar lines of business as ntl South Herts.

        Duff & Phelps's projections were developed independently based on detailed discussions regarding historic performance with management of Virgin Media Inc., review of 10 quarters of historic financial results, and review of analyst expectations for Virgin Media Inc. and the industry. The following key assumptions were made in the discount cash flow analysis:

  •
  Revenue: minimal revenue growth was assumed, in line with levels seen over the preceding quarters of approximately 0.5% during the early years of the projection period based on detailed subscriber and ARPU assumptions. These assumptions were based on the fact that ntl South Herts has a significant market share in a mature market resulting in limited opportunities for growth in customer numbers. Similarly, average revenue per user has remained reasonably stable over the preceding quarters and it is assumed that this can be maintained. Growth was assumed to increase to 1% in the terminal year as inflationary increases are passed onto the customer.

  •
  Earnings before interest, taxation, depreciation and amortization ("EBITDA") Margin: Margins have been reasonably stable over the preceding quarters and this was assumed to be maintained going forward.

  •
  Depreciation on capital expenditure: The value of ntl South Herts' tax position has been separately assessed and therefore the cash flow projections included only the taxable depreciation on capital expenditure. Capital allowances were calculated on a reducing balance basis using a rate of 20% until 2012 and 18% beyond this point, in line with UK tax rules.

  •
  Cash Flow adjustments: Capital expenditure was estimated as 15% of revenue, based on the levels historically invested by Virgin Media as well as the comparable company set. Depreciation was calculated as detailed above. Working capital requirements were based on the levels required by the selected comparable companies.

  •
  Terminal Value: The terminal value calculation was based on a Gordon's Growth Model, which assumes the earnings growth is perpetual. The long term growth rate of 1% was used.

        The discounted cash flow analyses indicated a business enterprise value range for ntl South Herts of between £31.1 million and £37.0 million, before the addition of the value of the net operating losses and capital allowances described below.

B)    Market Approach

        For the Market Approach, appropriate financial information and valuation ratios of ntl South Herts were compared to corresponding data and ratios from publicly traded companies. Publicly available historical financial data and analysts estimates were used. This analysis produced multiples of selected valuation data which Duff & Phelps utilized to estimate the value of ntl South Herts. Duff & Phelps analyzed projected EBITDA for each of the publicly traded companies. This was accompanied by an analysis of the peer group's trading multiples of BEV. Duff & Phelps selected valuation multiples of 1.9x and 2.3x ntl South Herts' 2010 projected revenue and 5.0x and 5.9x ntl South Herts' projected EBITDA, respectively.

        The companies selected for this comparison were Virgin Media, Inc., Telenet Group Holding NV, Liberty Global, Inc., Cablevision Systems Corporation, Cogeco Cable, Inc., Comcast Corporation, Mediacom Communications Corporation, Time Warner Cable Inc., ZON Multimedia—Serviços de Telecomunicacoes e Multimedia, SGPS, S.A., British Sky Broadcasting Group plc ("BSkyB"), TalkTalk Telecom Group plc, BT Group plc, KCOM Group plc, and Kabel Deutschland Holding AG. BSkyB was excluded from this assessment due to the impact on its multiples of takeover speculation during the period when the valuation was being conducted.

        Duff & Phelps considered the EBITDA multiple to be most appropriate multiple in this analysis and relied on the revenue multiple as a cross check. The 2010 EBITDA multiples for the comparable company set ranged from 3.7x to 7.7x, with an average and median of 6.2x and 6.3x respectively.

        None of the public companies utilized in the foregoing analysis are, of course, identical to ntl South Herts. Accordingly, Duff & Phelps noted that a complete valuation analysis cannot be limited to a quantitative review of the selected companies and involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies, as well as other factors that could affect their value relative to that of ntl South Herts.

        Duff & Phelps also compared ntl South Herts to the values implied by market transactions in the industry. Duff & Phelps selected 8 transactions for the purpose of its analysis. Duff & Phelps noted that it did not derive a valuation estimate from the selected M&A transaction analysis, but rather, the implied valuation multiples for the targets in these transactions were considered to check the reasonableness of Duff & Phelps' selected multiples as part of the selected public company analysis and the values implied by the discounted cash flow analysis, described above. The selected M&A transactions exhibited enterprise value to EBITDA multiples ranging from 3.5x to 10.5x, with a mean average of 6.8x and a median average of 6.5x.

        The selected transactions are listed below:

  •
  UPC Germany GmbH's acquisition of Unitymedia GmbH

  •
  Knology, Inc.'s acquisition of the assets of Private Cable Co

  •
  TalkTalk Telecom Limited's acquisition of Tiscali UK Limited

  •
  Orion Cable GmbH's acquisition of a share in PrimaCom AG

  •
  BT Group Plc's acquisition of PlusNet Plc

  •
  Rogers Communications Inc.'s acquisition of a share in Cogeco Cable Inc.

  •
  LGI Ventures Investments' acquisition of a stake in Telenet Holding NV

  •
  Rogers Communications Inc.'s acquisition of a stake in Cogeco Inc.

        In selecting the concluded value range, Duff & Phelps considered the relative size, the integrated nature, the diversification of product range and geography and the growth opportunities available to ntl South Herts as compared to the comparable companies, including the companies involved in the selected transactions described above. The market approach analysis indicated a business enterprise value range for ntl South Herts of between £35 million and £41 million.

Valuation of Tax Position

        Duff & Phelps determined a business enterprise value for ntl South Herts on the basis that ntl South Herts pays tax. However, ntl South Herts has net operating losses ("NOLs") and capital allowances which are available to be utilized against taxable income totalling approximately £52 million. Management indicated that these losses will be available for ntl South Herts to utilize regardless of any change in ownership or otherwise. Duff & Phelps assessed the value of this tax shield using an income approach and have projected the tax savings during this period.

        The value of the available NOLs and capital allowances was estimated to be £6.8 million.

Summary of Analyses

        Duff & Phelps concluded on a business enterprise value, on a 100% basis, for ntl South Herts of £42.8 million, including the value of the NOLs and capital allowances. The concluded value takes qualitative consideration of the values implied by both the income approach and the market approach and the selected BEV value recognizes the distinctive nature of ntl South Herts. Duff & Phelps then performed the steps detailed above to arrive at a conclusion on an equity value for the Partnership's 66.7% interest in ntl South Herts.

        Duff & Phelps deducted, from the equity value, net debt of ntl South Herts of £19 million, representing the net debt figure on the latest available balance sheet at September 30, 2010. On November 23, 2010, Duff & Phelps rendered its conclusion to Virgin Media and the General Partner that, subject to the limitations, exceptions, assumptions and qualifications set forth therein, a Fair Market Value of the Partnership's 66.7% equity interest in ntl South Herts was approximately £15.8 million.

        Duff & Phelps' report has been prepared for Virgin Media Limited and the General Partner to satisfy the requirement under the Partnership Agreement that they secure three independent appraisals of the fair market value of the Partnership Asset. While Duff & Phelps has consented to the disclosure of its report to the unitholders in connection with this proxy statement, it assumes no responsibility to the unitholders or any person other than Virgin Media Limited and the General Partner with respect to the contents of its report. Duff & Phelps' report does not constitute a recommendation to the unitholders as to how they should vote with respect to the Asset Sale.

Fees Paid

        As compensation for providing a valuation as to the fair market value of ntl South Herts, Virgin Media Limited paid Duff & Phelps a fee of £60,000 plus expenses incurred in connection with its services. No portion of this fee is contingent upon either the conclusion reached by Duff & Phelps or whether or not the Asset Sale is successfully consummated.

Appraisal Report of Grant Thornton LLP

Qualifications

        Grant Thornton LLP ("Grant Thornton") is the U.S. member firm of Grant Thornton International Ltd, one of the six global accounting, tax and business advisory organizations. Grant Thornton has extensive experience of undertaking valuation exercises within the telecommunications industry both in the United Kingdom and United States. No scope or other limitations were imposed by the General Partner or Virgin Media Limited with respect to the appraisal to be rendered by Grant Thornton.

        The following summarizes information contained in Grant Thornton's report of its analysis.

Activities Performed

        In arriving at its conclusion on the fair market value of ntl South Herts, Grant Thornton took into consideration available information, including historical financial statements, historical and prospective trends by industry and financial analysts that cover the cable telecommunications industry, indications of the potential market value of ntl South Herts, discussions with management concerning the history and nature of the business, and independent research and analysis of the economic status and prospects of the ntl South Herts' business.

        Based upon Grant Thornton's independent research and analysis, appropriate and relevant generally accepted valuation methodologies were selected, and then applied, to ntl South Herts, as more fully described in the following paragraphs.

Overall Summary of Approach

        For purposes of this appraisal, fair market value was the basis of the valuation, which is defined as: the price, expressed in terms of cash equivalents, at which property would change hands between a hypothetical willing and able buyer and a hypothetical willing and able seller, acting at arm's length in an open and unrestricted market, when neither is under compulsion to buy or sell and when both have reasonable knowledge of the relevant facts (The International Glossary of Business Valuation). Grant Thornton utilized a going concern premise of value in this valuation assignment. Three valuation approaches were considered in the valuation exercise: cost, income and market.

A)    Cost Approach

        The cost approach establishes value based on the cost of reproducing or replacing the business or asset, less depreciation from physical deterioration, functional obsolescence and economic obsolescence, if present and measurable. This approach generally results in an upper limit of value in cases where the asset is easily replaced or reproduced, since no prudent investor would pay more for an asset than the cost to create a comparable asset. In relation to ntl South Herts, however, some important operating assets are intangible, such as the franchises and customer relationships, and ntl South Herts' intangible asset values are best obtained by pursuing its current business plan and achieving positive future earnings and cash flows. Furthermore, ntl South Herts is a going concern and management was not contemplating the disposal of the assets in a liquidating event, as of the valuation date. Therefore, Grant Thornton concluded that the cost approach is not likely to capture the true value of ntl South Herts' intangible assets and therefore has not been applied in this fair market value analysis.

B)    Income Approach

        In the income approach, an economic benefit stream of the asset or business interest under analysis is selected, usually based on forecast cash flow. This cash flow is then discounted to present value with an appropriate risk-adjusted discount rate. Discount rate factors often include general market rates of return at the valuation date, business risks associated with the industry in which the company operates, and other risks specific to the asset being valued. Grant Thornton assumed the underlying operations of ntl South Herts will continue to provide stable earnings on a continuing basis and therefore was able to utilize forecast cash flows through 2024 through the application of a discounted cash flow ("DCF") valuation methodology. The DCF methodology was the primary valuation technique utilized in the valuation analysis incorporating the future performance of ntl South Herts.

        To adjust future cash flows to reflect the total cash flow available to all investors, including both debt and equity holders, tax-adjusted interest expense was added back to arrive at debt-free future cash flows to invested capital. Other non-cash expense adjustments, such as depreciation and amortization were also required to derive estimated invested capital cash flows.

        Non-cash expenses that were adjusted in Grant Thornton's analysis included depreciation of fixed assets / capital allowances of capital expenditures. Capital allowances were subtracted from earnings before taxes and depreciation (EBTD) resulting in earnings before taxes (EBT). Additionally, adjustments were made for future capital expenditures for maintenance and upgrading of its cable network architecture in order to compete more effectively as a stand-alone entity and leverage growth opportunities in broadband deployment. Grant Thornton assumed that ntl South Herts had no working capital requirements, based on Grant Thornton's observation that the working capital requirements of cable television systems, in general, are typically negative, as the cable television industry defers payment of programming costs and franchise fees from 30 to 90 days, yet they bill in advance.

        A discount rate is used to convert a future stream of cash flows into present value, whereas a capitalization rate (equal to the discount rate minus the cash flow growth rate) is utilized to convert a single period's cash flow into value. In the case of ntl South Herts, a multi-period forecast of future cash flows has been utilized, and therefore, both a discount rate and a capitalization rate were developed. When utilizing debt-free cash flow to invested capital, the most appropriate discount rate is ntl South Herts' weighted average cost of capital ("WACC"). The WACC provides an expected rate of return based on: a given capital structure; an estimated return on equity, which is estimated by utilizing the capital asset pricing model ("CAPM"); and an estimated required yield on interest-bearing debt. Grant Thornton utilized data from publicly traded guideline companies that it utilized in its cost of equity analysis. Based on that analysis, a target capital structure of approximately 53.9 percent debt and 46.1 percent equity was applied, yielding a WACC of 13.2 percent. After calculating the ntl South Herts' discount rate, an expected cash flow growth rate of 2.0 percent, based on a review of industry growth estimates, is subtracted to arrive at a capitalization rate of 11.2 percent that is then applied to the terminal cash flow of ntl South Herts, where it is assumed that depreciation / capital allowances will be adequate to fund capital expenditure needs over the long term.

        Applying the derived discount rate to future debt-free cash flows, the indicated present value of the invested capital of ntl South Herts was calculated to be £34.368 million as of September 30, 2010. At this point, one additional adjustment was considered in order to arrive at the value of ntl South Herts' equity, the subtraction of interest-bearing debt. ntl South Herts reported £19.158 million of interest-bearing debt as of September 30, 2010, which required adjustment to fair market value as this debt has historically benefited from Virgin Media's borrowing capacity and debt ratings, which would not be available to ntl South Herts on a stand-alone basis. Thus, based on an estimated cost of debt of 9.7 percent, the fair market value of the ntl South Herts' debt is estimated at £17.432 million; therefore, the indicated aggregate equity value on a control, marketable basis is £16.936 million as of September 30, 2010.

C)    Market Approach

        There are three basic methods under the market approach: A) the publicly traded guideline company method; B) the guideline company transaction method; and C) reference to transactions in the subject's equity securities. Since the Partnership is publicly traded, Grant Thornton considered whether transactions in the Partnership's equity securities could be an indication of value. In addition, information from other, similar companies (both publicly traded guideline companies as well as transactions in guideline companies) was utilized as further indications of value in ntl South Herts' equity securities.

        In implementing the guideline public company method, Grant Thornton searched for publicly traded companies that were potentially comparable to ntl South Herts. Based upon a number of screening criteria, including full business description, location and financial position, Grant Thornton selected the following 15 companies, including UK peers: Virgin Media, BT Group, British Sky Broadcasting Group, TalkTalk Telecom Group and KCOM Group; Western European peers: Liberty Global, Kabel Deutschland Holding, Telenet Holding and ZON Multimedia; and U.S. peers: Comcast Corporation; Time Warner Cable, Charter Communications, Cablevision Systems Corporation, Mediacom Communications and Knology. Grant Thornton selected a trailing twelve month ("TTM") Enterprise Value ("EV") to Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") multiple of 5.9x and a next twelve months ("NTM") EV to EBITDA multiple of 5.7x as multiples that best reflect the operational and financial characteristics of ntl South Herts as compared to the guideline public companies. Due to the integration of ntl South Herts into Virgin Media that obscures ntl South Herts' historical EBITDA margin performance, Grant Thornton accorded most of the weight to the NTM multiples and less weight to the TTM multiples, as investors would more likely than not place more weight on projected rather than historical performance of ntl South Herts. After adding back cash, subtracting the fair market value of interest-bearing debt and adding a control premium determined by reference to premiums paid by control acquirers, the value of ntl South Herts' equity, on a control, marketable basis, is £22.956 million, as of September 30, 2010.

        Under the guideline transaction method, transaction prices and resulting valuation multiples are calculated based on actual transactions involving companies similar to ntl South Herts. Based upon a number of screening criteria: full business description, location and financial position; Grant Thornton selected 19 transactions completed between January 1, 2004 and September 30, 2010. Grant Thornton selected an EV to EBITDA multiple of 5.8x, based on the median of the six transactions closed in 2009 and 2010, as multiples that best reflect the operational and financial characteristics of ntl South Herts as compared to the guideline transactions, in light of the economic environment as of September 30, 2010. After adding back cash and subtracting the fair market value of interest-bearing debt, the value of ntl South Herts' equity, on a control, marketable basis, is £25.775 million as of September 30, 2010.

        While ntl South Herts itself did not transact, there were transactions in one element of the equity of the business, its limited partner interests. The Partnership's limited partner interests are quoted on the OTC Bulletin Board under the symbol ZZBDV. As the Partnership's limited partner interests are publicly traded, a current market transaction can be observed for those equity securities. Based on equity trading data from January 1, 2010 to September 30, 2010, the Partnership's limited partner interests experienced limited trading volumes, with daily trading volume ranging from no trades to 13 limited partner units. Therefore, Grant Thornton chose the daily trading volume weighted average high-low stock price as the most appropriate indication of fair market value in their valuation, as it is more representative of active trading by willing third-party buyers and sellers. The daily trading volume weighted average high-low stock price was £38.47 per limited partner interest, as of September 30, 2010. This price, however, reflects a minority, indirect interest position in the assets of ntl South Herts with limited marketability, given the General Partner's requirement for consent prior to transfer. Accordingly, this indication of value was given no weight in Grant Thornton's fair market value analysis of ntl South Herts as a whole.

Point Valuation Rationale

        Having determined ntl South Herts' equity value utilizing the income approach and the market approach, a reconciliation of its overall value is needed. ntl South Herts' equity value, on a control, marketable basis, was estimated to be £16.936 million under the DCF method, £22.956 million under the guideline public company method, and £25.775 million under the guideline transaction method. Due to the integration of the operations of ntl South Herts with Virgin Media Inc. and its affiliates, Grant Thornton accorded the most weight to the DCF method, and equal but lesser weight to both the guideline public company and the guideline transaction methods, as investors would more likely than not place more weight on projected rather than historical performance of ntl South Herts. Therefore, the indicated value of ntl South Herts' equity on a control, marketable basis, before a discount for lack of marketability, was estimated at £20.651 million as of September 30, 2010.

        A discount for lack of marketability is required to reach fair market value, as privately-held businesses, such as ntl South Herts, have no access to an active public market for their equity securities or assets. Without market access, an investor's ability to control the timing of potential gains, to avoid losses, and to minimize the opportunity cost associated with alternative investments is severely impaired. Both qualitative and quantitative methods were considered in estimating the discount for lack of marketability, including the following: A) qualitative assessment based on ntl South Herts' characteristics and restricted stock studies; B) statistical regression analysis based on restricted stock studies (lookback option) and C) protective put option analyses. Based on a number of factors including protective put model analyses, specifically the Arithmetic Average Strike Put Model, it is Grant Thornton's conclusion that a 6.5 percent lack of marketability discount for a six-month holding period is reasonable for a controlling interest in ntl South Herts' ordinary shares. Therefore, based upon the information and financial data provided and management representations received, as well as the analyses performed, summarized and discussed in Grant Thornton's report, the fair market value of a controlling, 66.7 percent equity interest in ntl South Herts, for potential acquisition purposes, as of September 30, 2010, is £12.879 million (or US $20.260 million at the spot rate of $1.5731 per £1.00).

Fees Paid

        As compensation for providing a valuation as to the fair market value of ntl South Herts, Virgin Media Limited paid Grant Thornton a fee of £69,300, exclusive of expenses. Such fee was not contingent upon the conclusion reached by Grant Thornton or whether or not the Asset Sale is successfully consummated.

Material U.S. Federal Income Tax Consequences of the Asset Sale and the Dissolution of the Partnership

        The following is a summary of certain material U.S. federal income tax consequences of the Asset Sale and the subsequent distribution of the proceeds of the Asset Sale and dissolution of the Partnership that are relevant to the Partnership, beneficial owners of units of the Partnership, ntl (B) Limited, Virgin Media Limited and Virgin Media Inc. The following discussion deals only with beneficial owners that are U.S. Holders (as defined below) that hold their Partnership units as capital assets (generally investment property) and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to such beneficial owners. Further, this discussion may not be applicable to certain classes of taxpayers, including insurance companies, securities dealers, persons that are not U.S. Holders, foreign entities, foreign trusts and estates and beneficiaries thereof, financial institutions, real estate investment trusts, regulated investment companies, tax exempt organizations, trusts or persons who acquired Partnership units as compensation, as part of a tax-free transaction, or in respect of a devise, bequest or inheritance, or beneficial owners of Partnership units representing more than 5% of all interests in the Partnership. The discussion is based on the provisions of the Internal Revenue Code of 1986, as amended, which is referred to as the "Code", United States

Treasury Regulations promulgated thereunder, published rulings and procedures of the Internal Revenue Service, which is referred to as the "IRS", and judicial decisions, all as in effect on the date of this proxy statement and all of which are subject to change at any time. Any such change may be applied retroactively in a manner that could adversely affect the Partnership or a unitholder. We have not sought, nor will we seek, any rulings from the IRS with respect to the matters discussed below. There can be no assurance that the IRS will not take a different position concerning the tax consequences of the Asset Sale and subsequent dissolution of the Partnership.

        For purposes of the section, a "U.S. Holder" is a beneficial owner of Partnership units that is, for U.S. federal income tax purposes, (1) an individual who is a citizen or resident of the United States; (2) a corporation (or other entity classified as a corporation for these purposes) created or organized in or under the laws of the United States, any State thereof or the District of Columbia; (3) an estate, the income of which is subject to U.S. federal income taxation regardless of the source of that income; or (4) a trust, if (i) a United States court is able to exercise primary jurisdiction over the trust's administration and one or more "United States persons" (within the meaning of the Code) has the authority to control all of the trust's substantial decisions, or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a "United States person."

Taxation of the Partnership and the Unitholders

        The Partnership, as a partnership for U.S. federal income tax purposes, is not subject to U.S. federal income tax; rather, each unitholder is required to take into account its distributive share of the Partnership's income, gains, losses, deductions, and credits in computing such unitholder's U.S. federal income tax liability for any taxable year of the Partnership ending within or with the taxable year of such unitholder, without regard to whether the unitholder has received or will receive any distribution from the Partnership. Such distributive share is required to be reported by the Partnership to each unitholder on a Schedule K-1. Each unitholder is required to report consistently with such Schedule K-1 unless it discloses any inconsistent position to the IRS when it files its federal income tax return. A unitholder's distributive share of the Partnership's income or loss is determined in accordance with the allocations set forth in the Partnership Agreement. Accordingly, the tax consequences of the Asset Sale and the subsequent distribution of the proceeds of the Asset Sale and dissolution of the Partnership are determined at the unitholder level, as described in more detail below.

In General

        The Asset Sale and subsequent dissolution of the Partnership will be treated, for U.S. federal income tax purposes, as consisting of two separate components: (i) the sale by the Partnership of its assets; and (ii) the distribution of cash to each unitholder in liquidation of such unitholder's interest in the Partnership. Each of these is discussed separately below.

Sale of the Partnership Asset

        For U.S. federal income tax purposes, each unitholder will be required to include in its income its allocable share of the loss (or gain) realized by the Partnership upon the sale of the Partnership Asset. Loss (or gain) will be realized on the Asset Sale to the extent that the proceeds of the Asset Sale are less than (or greater than) the U.S. federal income tax basis in the Partnership Asset. Such loss (or gain) will be passed through the Partnership to the unitholders.

        Pursuant to Section 743(b) of the Code, an adjustment may be required to be made to the basis of the Partnership Asset with respect to unitholders that acquired Partnership units from an existing unitholder (i.e., not from the Partnership directly) after October 22, 2004 for an amount that is less than the "inside basis" in the Partnership Asset (i.e. the basis of the Partnership Asset allocable to such unitholder). Such an adjustment will result in the acquiring unitholder's "inside basis" in the Partnership Asset being adjusted to reflect the price such acquiring unitholder paid for its Partnership units or, in certain instances, the fair market value at the time of transfer. While unitholders that acquired Partnership units directly from the Partnership are generally expected to recognize a loss upon the sale of the Partnership Asset pursuant to the Asset Sale, reflecting their allocable share of the full amount of the basis of the Partnership in the Partnership Asset, unitholders that have acquired Partnership units from an existing unitholder (i.e., not from the Partnership directly) after October 22, 2004 may recognize a reduced amount of loss, or possibly gain on the Asset Sale on account of such adjustment. The Partnership does not expect that the amount of any such adjustment will be reflected on a unitholder's Schedule K-1, and the amount of any such adjustment will depend on the purchase price of the units or the fair market value of the units at the time of the transfer. Unitholders that acquired their units after October 22, 2004 are urged to consult with their own tax advisors regarding the consequences of such adjustments to them.

Limitations on Ability of Unitholders to Utilize Partnership Losses and Possible Recapture of Certain Previously Claimed Losses

        A unitholder's ability to deduct its share of Partnership loss will be limited to the unitholder's tax basis in its units. A unitholder's initial tax basis for its units was equal to the amount paid for the units plus the unitholder's share of the Partnership's liabilities, if any. That basis is increased by the unitholder's share of the Partnership's income and by increases in the unitholder's share of the Partnership's liabilities, if any. That basis is decreased, but not below zero, by distributions from the Partnership, by a unitholder's share of the Partnership's losses and by any decrease in a unitholder's share of the Partnership's liabilities.

        Additionally, if a unitholder is an individual or a corporate holder that is subject to the "at risk" rules, a unitholder's ability to deduct its share of Partnership losses will be limited to the amount for which the unitholder is considered to be "at risk" with respect to Partnership activities, if that is less than the tax basis. In general, a unitholder will be at risk to the extent of its tax basis in the units, reduced by (1) the portion of that basis attributable to its share of the Partnership's liabilities for which it will not be personally liable and (2) any amount of money the unitholder borrows to acquire or hold units, if the lender of those borrowed funds owns an interest in the Partnership, is related to the unitholder or can look only to the units for repayment.

        A unitholder's at risk amount with respect to losses claimed in previous tax years will generally be decreased by cash distributions to the unitholder and the unitholder's allocable share of losses and deductions. A unitholder must recapture losses deducted in previous years to the extent that distributions cause a unitholder's at risk amount to be less than zero at the end of any taxable year.

        The Partnership does not believe that it has generated income or losses from "passive activities" for purposes of Section 469 of the Code. Accordingly, income allocated by the Partnership to a unitholder may not be offset by the Section 469 passive losses of such unitholder and losses allocated to a unitholder generally may not be used to offset Section 469 passive income of such unitholder. In addition, other provisions of the Code may limit or disallow any deduction for losses by a unitholder or deductions associated with certain assets of the Partnership in certain cases. Unitholders should consult with their own tax advisors regarding limitations on the deductibility of losses under applicable sections of the Code.

        Any loss recognized upon the Asset Sale is expected to be treated as long term capital loss. Capital losses can be deducted in a given tax year only to the extent of a unitholder's capital gains plus, in the case of certain non-corporate taxpayers, ordinary income of up to $3,000.

Distribution to the Unitholders

        A unitholder will recognize gain to the extent the amount of the liquidating distribution (including any deemed cash distributions to the unitholder attributable to a reduction in the unitholder's share of partnership liabilities, as discussed below) received by the unitholder exceeds the unitholder's adjusted tax basis in its Partnership units. Any such gain should be treated as capital gain. In general, any such capital gain recognized by a non-corporate taxpayer will qualify for the preferential long term capital gains tax rate if the Partnership units were held by such unitholder for more than one year. A unitholder will recognize a capital loss to the extent the amount of the liquidating distribution received by the unitholder in the year of dissolution (including any deemed cash distributions to the unitholder attributable to a reduction in the unitholder's share of partnership liabilities, as discussed below) is less than the unitholder's adjusted tax basis in its Partnership units. As discussed above, the ability to utilize capital losses is limited.

        As discussed above, a unitholder's tax basis in its Partnership units will be decreased by a unitholder's allocable share of the loss realized on the Asset Sale or increased by a unitholder's allocable share of any gain realized on the Asset Sale. In addition, for purposes of determining a unitholder's adjusted tax basis in its Partnership units, an increase in a unitholder's share of partnership liabilities is treated as a contribution of cash by that unitholder to the Partnership, and thereby results in an increase in the unitholder's adjusted tax basis in its Partnership units. Conversely, a decrease in a unitholder's share of partnership liabilities is treated as a distribution of cash from the Partnership, and thereby results in a decrease in the unitholder's adjusted tax basis in its Partnership units. To the extent that a decrease in a unitholder's share of partnership liabilities results in a deemed cash distribution to the unitholder which exceeds the unitholder's adjusted tax basis in its Partnership units, the unitholder will recognize gain to the extent of the excess of the deemed cash contribution over its adjusted tax basis in its Partnership units.

Taxation of ntl (B) Limited

        Upon the completion of the Asset Sale, ntl (B) Limited will receive a tax basis in the Partnership Asset equal to the amount paid to the Partnership to acquire the Partnership Asset. Virgin Media Limited and Virgin Media Inc. will indirectly benefit from such tax basis through their investment in ntl (B) Limited. ntl (B) Limited and Virgin Media Limited are not directly subject to U.S. federal income tax.

        Unitholders should consult their own tax advisors with regard to the application of the U.S. federal income tax consequences discussed above to their particular situations as well as the application of any state, local, foreign or other tax laws, including gift and estate tax laws.

 Material United Kingdom Income Tax Consequences of the Asset Sale and Dissolution of the Partnership

        The tax description in this section is not addressed to any unitholder of the Partnership who is resident, ordinarily resident or domiciled in the United Kingdom for U.K. tax purposes.

        Neither the Asset Sale, the subsequent distribution of the proceeds of the Asset Sale by the Partnership nor the dissolution of the Partnership should result in the Partnership or any unitholder of the Partnership who is non-U.K. resident and non-U.K. ordinarily resident being liable to U.K. taxation on any gain realized on such disposal, provided that the unitholder concerned is not carrying on a trade in the U.K. through a branch or agency in the U.K.

ntl (B) Limited's Financing of the Asset Sale

        ntl (B) Limited's obligation to complete the Asset Sale is not conditioned on its ability to obtain financing. ntl (B) Limited estimates that the total amount of funds necessary to consummate the Asset Sale and pay related fees and expenses, including the cost of the three separate independent appraisals, will be approximately £14.8 million, which will be funded by an equity contribution from available cash on hand by Virgin Media Inc. or one of its wholly-owned subsidiaries.

 Estimated Fees and Expense

        The following is an estimate of fees and expenses incurred or to be incurred in connection with the Asset Sale, dissolution and subsequent liquidation and winding up of the Partnership all of which will be paid by the Partnership (in accordance with the Partnership Agreement) and ntl (B) Limited as allocated below:

Description	Amounts Allocated to Partnership	Amounts Allocated to ntl (B) Limited
Legal fees and expenses	$66,000	$480,000
Accounting expenses	$15,000	$30,000
Appraisals fees	$—	$280,000
Printing and mailing costs	$87,500	$—
SEC filing fees	$2,655	$—
Proxy solicitation fees	$125,000	$—
Miscellaneous	$50,000	$18,500
Total	$346,155	$808,500

Rights of Dissenting Unitholders

        In accordance with Colorado law, appraisal or dissenters' rights are not available to our unitholders with respect to the proposal to approve the Asset Sale to be voted on at the special meeting.

Regulatory Approvals

        We do not believe that any material U.S. federal or state or U.K. regulatory approvals, filings or notices are required in connection with the Asset Sale other than approvals, filings or notices required under the U.S. federal securities laws and a filing of a statement of dissolution of the Partnership pursuant to Colorado law upon the dissolution of the Partnership.

FORWARD-LOOKING STATEMENTS

        This proxy statement, and the documents to which we refer you in this proxy statement, include "forward-looking statements" that reflect our current views as to our financial condition, results of operations, plans, objectives, future performance, business, and the expected completion, timing and effects of the Asset Sale and the dissolution of the Partnership and other information relating to the Asset Sale and the dissolution. These statements can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements by words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate," "may," "strategy," "will" and "continue" or similar words. You should be aware that forward-looking statements involve known and unknown risks and uncertainties. The forward-looking statements included in this proxy statement are not protected by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995; however, these forward-looking statements speak only as of the date on which the statements were made, and we undertake no obligation to update or revise any forward-looking statements made in this proxy statement or elsewhere as a result of new information, future events or otherwise, except as required by law. In addition to other factors and matters contained in this proxy statement and the documents to which we refer you in this proxy statement, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

  •
  the occurrence of any event, change or other circumstance that could give rise to the termination of the Share Purchase Agreement;

  •
  the outcome of any legal proceedings that may be instituted against the Partnership or others relating to the Asset Sale and the dissolution of the Partnership;

  •
  the inability to complete the Asset Sale due to the failure to obtain unitholder approval or the termination of the Share Purchase Agreement by ntl (B) Limited or the Partnership in accordance with its terms;

  •
  the failure of the Asset Sale to close for any other reason;

  •
  the effect of the announcement of the Asset Sale on our customer and business relationships, operating results and business generally;

  •
  the actual amount of the costs, fees, expenses and charges incurred prior to or in connection with the dissolution and winding up of the Partnership;

  •
  the actual amount of the General Partner's capital account deficit;

  •
  the exchange rate between the U.S. dollar and the U.K. pound sterling at the time the remaining proceeds of the Asset Sale are exchanged into U.S. dollars;

  •
  unforeseen events and circumstances that require the General Partner to alter the plans and procedures expected to be carried out to complete the dissolution and winding up of the Partnership and the distribution of proceeds of the Asset Sale to unitholders;

  •
  circumstances or events that in the judgment of the General Partner would increase the amount of potential liabilities (or the likelihood of their realization) of the Partnership following our dissolution, requiring additional Partnership funds to be allocated to the Cash Reserve and reducing the amount of the initial distribution to unitholders;

  •
  the realization of previously contingent and unforeseen liabilities or other expenses after the dissolution of the Partnership, requiring payments out of the Cash Reserve and reducing any potential subsequent distribution to unitholders; and

  •
  other risks detailed in our Form 10-K, attached hereto as Annex B, our Third Quarter Form 10-Q, attached hereto as Annex C, and our other public filings with the SEC. See "Where You Can Find Additional Information About Us" beginning on page [    •    ].

        The foregoing list and the risks reflected in this proxy statement and the documents to which we refer you in this proxy statement should not be construed to be exhaustive. We believe the forward-looking statements in this proxy statement are reasonable; however, there is no assurance that the actions, events or results discussed in the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations or financial condition or on the Asset Sale or any distributions to unitholders. In light of the significant uncertainties inherent in the forward-looking statements contained herein, you should not place undue reliance on forward-looking statements, which reflect our views only as of the date hereof. We cannot guarantee any future results, levels of activity, performance, expenses or achievements.

THE SHARE PURCHASE AGREEMENT

        This section describes the material terms of the Share Purchase Agreement. The descriptions in this section and elsewhere in this proxy statement are qualified in their entirety by reference to the complete text of the Share Purchase Agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Share Purchase Agreement that is important to you. We encourage you to read the Share Purchase Agreement carefully and in its entirety.

 The Asset Sale

        Under the terms of the Share Purchase Agreement between the Partnership and ntl (B) Limited, the Partnership has agreed to sell, and ntl (B) Limited has agreed to purchase, 299,390 A ordinary shares of ntl South Herts, which constitute 66.7% of the issued capital of ntl South Herts, for £14.293 million in cash.

Effective Time of the Asset Sale

        The closing of the Asset Sale will occur on the third business day following notification by the Partnership of the satisfaction or waiver of the conditions described in "—Conditions to the Closing of the Asset Sale" below or on such other date as the Partnership and ntl (B) Limited may agree.

Representations and Warranties

        The Share Purchase Agreement contains warranties made by the parties solely for the benefit of each other and for the purposes of the Share Purchase Agreement. Some of those warranties were used for the purpose of allocating risk between the parties to the Asset Sale rather than establishing matters as facts.

        The Partnership has provided warranties under the Share Purchase Agreement relating to, among other things:

  •
  its due organization and valid existence;

  •
  its authority and capacity to enter into the Share Purchase Agreement;

  •
  the absence of conflicts with its organizational documents, applicable law and government orders;

  •
  required consents or approvals of, or notices to, governmental authorities;

  •
  the absence of proceedings relating to arrangements with creditors, insolvency or bankruptcy or knowledge of events that would justify such proceedings;

  •
  its right to sell the shares of ntl South Herts without the consent of any third party;

  •
  the valid issuance and allotment and full payment of the shares of ntl South Herts to be sold;

  •
  the absence of any right of a third party to call for the allotment, conversion, issue, registration, sale or transfer of any of the shares of ntl South Herts to be sold or other security giving rise to a right or interest in the shares;

  •
  the absence of any liens, claims, options, rights or other encumbrances on the shares of ntl South Herts to be sold; and

  •
  the absence of any order made or resolution passed for the winding up of ntl South Herts during the prior two years.

        ntl (B) Limited has provided warranties under the Share Purchase Agreement relating to, among other things:

  •
  its due organization and valid existence;

  •
  its authority and capacity to enter into the Share Purchase Agreement;

  •
  the absence of conflicts with its organizational documents, applicable law and government orders;

  •
  required consents or approvals of, or notices to, governmental authorities;

  •
  its ability to provide the funds necessary to complete the Asset Sale; and

  •
  the absence of proceedings relating to arrangements with creditors, insolvency or bankruptcy or knowledge of events that would justify such proceedings.

Conditions to the Closing of the Asset Sale

        The obligations of ntl (B) Limited and the Partnership to complete the Asset Sale are subject to the satisfaction the following condition: the approval of the Asset Sale by holders (other than the General Partner and its affiliates) of a majority of the outstanding Partnership units. In addition, parties may abandon the Asset Sale if the Share Purchase Agreement is terminated in accordance with its terms at any time prior to closing.

Termination

        The Share Purchase Agreement grants the parties certain termination rights. The Share Purchase Agreement may be terminated:

  •
  by mutual written consent of the parties;

  •
  by ntl (B) Limited, if requisite unitholder approval of the Asset Sale is not obtained on or before June 30, 2011;

  •
  by ntl (B) Limited, if there has been a material breach of any of the Partnership's warranties or any of the Partnership's warranties become untrue after the date of the Share Purchase Agreement and such breach is not curable or, if curable, has not been cured within 10 business days;

  •
  by the Partnership, if there has been a material breach of any of ntl (B) Limited's warranties or any of ntl (B) Limited's warranties become untrue after the date of the Share Purchase Agreement and such breach is not curable or, if curable, has not been cured within 10 business days;

  •
  by either the Partnership or ntl (B) Limited if the special meeting is held and completed and requisite unitholder approval of the Asset Sale is not obtained at the meeting or any adjournment or postponement thereof; and

  •
  by ntl (B) Limited, if prior to closing there occurs a material adverse change to the business, results of operations or financial condition, properties, liabilities or assets of ntl South Herts (other than any such change arising or reasonably likely to arise as a result of, out of or related to (a) changes in the economy or financial markets generally in countries in which ntl South Herts conducts material operations or (b) changes that are the result of factors generally affecting the principal industries in which ntl South Herts operates).

        In addition, if either the Partnership or ntl (B) Limited fails to comply with any material obligation required to be performed by it upon the closing of the Asset Sale, then the Partnership, in the case of non-compliance by ntl (B) Limited, or ntl (B) Limited, in the case of non-compliance by the Partnership, may defer the closing of the Asset Sale to a date not more than 21 days or less than seven days after the date on which the closing was first scheduled or may terminate the Share Purchase Agreement (in addition to other rights that may be available).

PAST CONTACTS, TRANSACTIONS, NEGOTIATIONS AND AGREEMENTS

Consulting and Management Fees

        The General Partner is entitled, in accordance with the Partnership Agreement, to be paid a consulting fee by ntl South Herts. During the construction phases of the South Herts system, this consulting fee was 2% of construction costs. Since completion of construction of each portion of the system, the annual consulting fee for the completed portion has been 5% of the gross revenue, excluding revenue from the sale of cable television/telephone systems. The consulting fee is calculated and payable monthly. Consulting fees paid or payable by ntl South Herts for the years ended December 31, 2010, 2009 and 2008 were $1,434,435, $1,415,950 and $1,695,719, respectively.

General Partner Services and Interest Expense Reimbursement

        The General Partner and its affiliates are entitled to reimbursement from ntl South Herts for direct and indirect expenses allocable to the operation of the South Herts system, and from the Partnership for direct and indirect expenses allocable to the operation of the Partnership which include but are not limited to salaries of any full or part-time employees, rent, supplies, telephone, travel and restructuring and other charges. The General Partner believes that the methodology used in allocating these expenses is fair and reasonable. During the years ended December 31, 2010, 2009 and 2008, reimbursement made by ntl South Herts and the Partnership to the General Partner or its affiliates for any allocable direct and indirect expenses totaled $10,353,150, $10,009,215 and $11,541,482, respectively.

        The General Partner and its affiliates may make advances to, and defer collection of fees and allocated expenses owed by, the Partnership, although they are not required to do so. The Partnership is charged interest on such advances and deferred amounts at a rate equal to the General Partner's or certain affiliates' effective average cost of debt financing from unaffiliated entities, which does not differ from their weighted average cost of debt financing. For the years ended December 31, 2010, 2009 and 2008, aggregate interest, bank fees and finance charges of $2,616,422, $2,843,152 and $4,218,586, respectively, relating to non-permanent loans, were charged by affiliates of the General Partner, and interest on advances of $344,902, $137,968 and $172,431, respectively, was charged by an affiliate of the General Partner.

Arrangements between ntl South Herts and Affiliates of Virgin Media Inc.

        An affiliate of the General Partner provides IT services (including the use of related IT systems and equipment), telephone network access and related telephony services and the infrastructure and network access for internet and digital television services to ntl South Herts. ntl South Herts was allocated costs for these services of $6,132,319 in the year ended December 31, 2009 and $5,160,689 in the year ended December 31, 2010 pursuant to an agreement with Virgin Media Limited, a subsidiary of Virgin Media Inc.

        In the second quarter of 2009, the General Partner agreed to the transfer of customer and supplier contracts relating to ntl South Herts' premium TV services, resulting in a transfer of revenue and costs to Future Entertainment Sarl, a indirect wholly owned subsidiary of Virgin Media Inc., which with effect from September 1, 2009, carries substantially all Virgin Media Inc.'s premium TV channels and associated revenue and costs.

Outstanding Indebtedness

        We have no financing independent of Virgin Media Inc.. We are reliant upon the support of Virgin Media Inc. to continue our operations. As of September 30, 2010, we had consolidated current liabilities of $35.2 million due to Virgin Media Inc. and its affiliates compared with $41.6 million as of December 31, 2009 and $42.6 million as of September 30, 2009.

        As of September 30, 2010, the amount outstanding owed by the Partnership to Virgin Media Inc. and its affiliates was in aggregate $5.1 million and amounts outstanding and owed by ntl South Herts to Virgin Media Inc. and its affiliates totalled $30.1 million. As of December 31, 2009, the amount outstanding owed by the Partnership to Virgin Media Inc. and its affiliates was in aggregate $4.7 million and amounts outstanding and owed by ntl South Herts to Virgin Media Inc. and its affiliates totalled $36.9 million.

        Historically, our source of cash has been the net proceeds of our offerings of limited partnership interests along with funding from Virgin Media Inc. and its affiliates and our principal uses of cash have been capital contributions to ntl South Herts in order to fund our proportionate share of the construction costs of the ntl South Herts system and ongoing operations.

THE SPECIAL MEETING

Time, Place and Purpose of the Special Meeting

        This proxy statement is being furnished to our unitholders as part of the solicitation of proxies by the General Partner on behalf of the Partnership for use at the special meeting to be held at [    •    ] am/pm., local time, on [    •    ] 2011, at [    •    ], or at any postponement or adjournment thereof. At the special meeting, holders of our Partnership units will be asked to approve the proposed Asset Sale.

        Our unitholders must approve the proposed Asset Sale in order for the sale of the Partnership Assets and subsequent dissolution of the Partnership to take effect. A copy of the Share Purchase Agreement is attached as Annex A to this proxy statement, which we encourage you to read carefully in its entirety.

Record Date

        We have fixed the close of business on [    •    ] as the record date for the special meeting, and only unitholders who owned our Partnership units at the close of business on the record date are entitled to vote at the special meeting. You are entitled to receive notice of, and to vote at, the special meeting if you owned Partnership units at the close of business on the record date. On the record date, there were 56,935 Partnership units outstanding and entitled to vote. Each Partnership unit entitles its holder to one vote on all matters properly coming before the special meeting; however, no vote of the General Partner with respect to its sole Partnership unit will be counted for purposes of approving the Asset Sale proposal.

Attendance

        Only unitholders of record, their duly authorized proxy holders and our guests may attend the special meeting. To gain admittance, you must present valid photo identification, such as a driver's license or passport. If you are the representative of a corporate or institutional unitholder, you must present valid photo identification along with proof that you are the representative of such unitholder. Please note that cameras, recording devices and other electronic devices will not be permitted at the special meeting.

Vote Required

        Approval of the proposed Asset Sale requires the affirmative vote of the holders (other than the General Partner and its affiliates) of a majority of the outstanding Partnership units. For the proposal to approve the Asset Sale, you may vote "FOR", "AGAINST" or "ABSTAIN". Abstentions will not be counted as votes cast in favor of the proposal to approve the Asset Sale. If you fail to submit a proxy or to vote in person at the special meeting, or abstain, it will have the same effect as a vote "AGAINST" the proposal to approve the Asset Sale.

        If you are a unitholder of record, you may have your Partnership units voted on matters presented at the special meeting in any of the following ways:

  •
  by proxy—unitholders of record have a choice of voting by proxy:

  •
  over the Internet—the website for Internet voting is on your proxy card;

  •
  by using a toll-free telephone number noted on your proxy card;

  •
  by signing and dating the proxy card you receive and returning it in the enclosed prepaid reply envelope; or

  •
  you can vote your units in person by attending the special meeting.

        A control number, located on your proxy card, is designed to verify your identity and allow you to vote your Partnership units, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone. Please be aware that if you submit a proxy over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

        Please refer to the instructions on your proxy or voting instruction card to determine the deadlines for voting over the Internet or by telephone. If you choose to submit a proxy by mailing a proxy card, your proxy card should be mailed in the accompanying prepaid reply envelope, and your proxy card must be received by our proxy solicitor, Georgeson Inc., by the time the special meeting begins. Please do not send in your Partnership units with your proxy card.

        If you vote by proxy, regardless of the method you choose to vote, the individuals named on the enclosed proxy card, and each of them, with full power of substitution, or your proxies, will vote your Partnership units in the way that you indicate. When completing the Internet or telephone processes or the proxy card, you may specify whether your units of our Partnership units should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.

        If you properly sign your proxy card but do not mark the boxes showing how your Partnership units should be voted on a matter, the Partnership units represented by your properly signed proxy will be voted "FOR" approval of the proposal to approve the Asset Sale.

        If you have any questions or need assistance voting your units, please contact Georgeson Inc., our proxy solicitor, by calling toll-free at 877-797-1153, or if calling from outside the United States, please call collect at 212-440-9800. You can also email Georgeson at southherts@georgeson.com.

        IT IS IMPORTANT THAT YOU VOTE YOUR PARTNERSHIP UNITS AT THE MEETING PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. UNITHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES BY VOTING IN PERSON.

        As of [    •    ], 2011, the record date, none of the General Partner, ntl (B) Limited, Virgin Media Limited, Virgin Media Inc. or their respective directors and executive officers, or any associates of the foregoing, beneficially own any Partnership units.

Solicitation of Proxies; Payment of Solicitation Expenses

        The General Partner is soliciting proxies on behalf of the Partnership. The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by the General Partner. In addition to the use of the mails, proxies may be solicited by employees of the General Partner, without additional remuneration, by mail, phone, fax or in person. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

        We have hired Georgeson Inc. to assist in the proxy solicitation process in exchange for payment of a base fee of $80,000, plus certain costs and expenses, and an additional $45,000 fee contingent upon receiving votes (either "FOR", "AGAINST" or "ABSTAIN" in connection with the proposal to approve the Asset Sale) from unitholders representing more than 80% of the outstanding Partnership units. We agreed to this contingent fee arrangement because our Partnership units are widely dispersed among a large number of individual unitholders. The fees to be paid to Georgeson Inc. are not contingent on obtaining a certain number of votes approving the Asset Sale or the consummation of the Asset Sale.

 No Unitholder Proposals

        Your Partnership units do not entitle you to make proposals at the special meeting. Under the Partnership Agreement, only our General Partner can make a proposal at this meeting. Our Partnership Agreement establishes a procedure for calling meetings whereby limited partners owning 10% or more of the outstanding Partnership units may call meetings of the Partnership. Under applicable Colorado law and our Partnership Agreement, we are not required to hold an annual meeting of unitholders. SEC rules set forth standards as to what proposals are required to be included in a proxy statement for a meeting.

Dissenter's Rights

        We were formed as a limited partnership under the laws of the State of Colorado. Under those laws, appraisal or dissenters' rights are not available to our unitholders with respect to the proposal to approve the Asset Sale to be voted on at the special meeting.

Other Matters of Action at the Special Meeting

        The General Partner is not aware of any other matters other than those set forth in this proxy statement that will be presented for action at the special meeting and does not intend to bring any other matters before the special meeting. However, if any other matters should properly come before the special meeting, or at any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.

OTHER IMPORTANT INFORMATION REGARDING THE PARTNERSHIP

Description of Business

        For a description of our business, see our Form 10-K, which is attached to this proxy statement as Annex B.

Description of Property

        The Partnership does not own or lease any properties. ntl South Herts owns a freehold property at 9 Greycaine Road, Watford for use as offices and to house network equipment as described in the Form 10-K which is attached to this proxy statement as Annex B.

Legal Proceedings

        For a description of our legal proceedings, other than any litigation related to the Asset Sale, see the Form 10-K which is attached to this proxy statement as Annex B.

Financial Statements and Supplementary Financial Information

        Our audited financial statements for the fiscal years ended December 31, 2009 and 2008 are included in our Form 10-K which is attached to this proxy statement as Annex B. Our unaudited financial statements for the three and nine month periods ended September 30, 2010 are included in our Third Quarter Form 10-Q which is attached to this proxy statement as Annex C.

Management's Discussion and Analysis of Financial Condition and Results of Operations

        Our management's discussion and analysis of financial condition and results of operations are included in our Form 10-K beginning at page 34 and our Third Quarter Form 10-Q beginning at page 12.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

        None.

Historical Selected Financial Data

        The following table sets forth selected historical consolidated financial data relating to the Partnership. The selected historical financial data set forth below as of and for each of the fiscal years ended December 31, 2009, 2008, 2007, 2006 and 2005 have been derived from our audited consolidated financial statements. The selected historical financial data was included in our Form 10-K, which is incorporated herein by reference. The selected financial data set forth below as of and for the nine months ended September 30, 2010 and 2009 has been derived from our unaudited financial statements. The unaudited consolidated financial statements for the three and nine months ended September 30, 2010 and 2009 are contained in our Third Quarter Form 10-Q, which is incorporated herein by reference. The unaudited financial statements have been prepared on the same basis as our audited financial statements and include all adjustments consisting of normal recurring adjustments that we consider necessary for a fair presentation of the financial information set forth in those statements. Results for interim periods are not necessarily indicative of, and are not projections for, the results for a full year.

        In December 2007, the Financial Accounting Standards Board issued new accounting guidance around noncontrolling interests at Accounting Standards Codification 810. This guidance establishes requirements for ownership interests in subsidiaries held by parties other than ourselves (sometimes called "minority interests") to be clearly identified, presented, and disclosed in the consolidated statement of financial position within equity, but separate from the parent's equity. All changes in the parent's ownership interests are required to be accounted for consistently as equity transactions and any noncontrolling equity investments in unconsolidated subsidiaries must be measured initially at fair value. Additionally, the guidance requires that net income or loss and comprehensive income or loss be attributed to the parent entity and the noncontrolling interest. Before the adoption of this guidance, the portion of operations relating to the noncontrolling interest was reflected in the statement of operations as an income or expense item in the calculation of net income or loss. The guidance is effective, on a prospective basis, for fiscal years beginning after December 15, 2008; however, presentation and disclosure requirements must be retrospectively applied to comparative financial statements. We adopted this guidance effective January 1, 2009 and have classified noncontrolling interest (previously minority interest) as a component of equity for all periods presented. We also made the required adjustments to reflect the net profit or loss and comprehensive profit or loss as being attributable to the Partnership for all periods presented.

        The selected historical consolidated financial data should be read in conjunction with the consolidated financial statements, including their accompanying notes, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in our annual and quarterly reports described above, which are incorporated herein by reference, and other documents filed by us with the SEC. The following summary is qualified in its entirety by reference to such reports and other documents and all of the financial information and notes contained in those documents. See "Where You Can Find Additional Information About Us" beginning on page [    •    ].

        No pro forma data giving effect to the Asset Sale has been provided; we do not believe such information is material to unitholders in evaluating the Asset Sale because the Asset Sale constitutes the sale of all of our assets for cash and, if completed, the Asset Sale will result in the dissolution and termination of the Partnership and the distribution of the Partnership's remaining funds to unitholders.

	Nine Months Ended September 30,		Year Ended December 31,
	2010	2009	2009	2008	2007	2006	2005
	(Unaudited)	(Unaudited)		(Adjusted)	(Adjusted)	(Adjusted)	(Adjusted)
Consolidated Statements of Operations Data:
Revenue	$21,164,074	$21,028,124	$28,318,991	$33,914,381	$39,347,302	$38,796,127	$38,740,331
Costs and Expenses
Operating costs	(6,729,490)	(8,041,809)	(10,395,769)	(14,233,577)	(16,770,839)	(16,989,866)	(16,312,992)
Allocated overhead	(7,566,986)	(7,409,828)	(10,009,215)	(11,541,482)	(14,437,572)	(17,080,779)	(15,780,286)
Management fees	(1,058,204)	(1,051,406)	(1,415,950)	(1,695,719)	(1,967,365)	(1,939,807)	(1,937,016)
Selling, general and administrative expenses	(183,330)	(97,010)	(141,955)	(173,744)	(105,018)	(94,878)	(92,063)

Operating income	5,626,064	4,428,071	6,356,102	6,269,859	6,066,508	2,690,797	4,617,974
Other expenses
Interest payable to General Partner and affiliates	(2,262,624)	(2,243,211)	(2,981,120)	(4,391,017)	(5,417,314)	(6,062,897)	(2,957,398)
Exchange (losses) gains	108,803	(174,895)	(195,619)	642,274	(29,673)	(277,062)	219,959

Net profit (loss) before income taxes and cumulative effect of changes in accounting principle	3,472,243	2,009,965	3,179,363	2,521,116	619,521	(3,649,162)	1,880,535
Income tax benefit (expense)	(1,078,269)	—	1,575,138	—	—	—	—
Cumulative effect of changes in accounting principle	—	—	—	—	—	(415,878)	—

Net profit (loss)	2,393,974	2,009,965	4,754,501	2,521,116	619,521	(4,065,040)	1,880,535
(Profit) loss attributable to non controlling interest	(924,232)	(810,747)	(1,765,389)	(665,820)	—	748,119	(654,656)
Net profit (loss) attributable to South Hertfordshire United Kingdom Fund, Ltd.	$1,469,742	$1,199,218	$2,989,112	$1,855,296	$619,521	$(3,316,921)	$1,225,879

Net profit (loss) attributable to South Hertfordshire United Kingdom Fund, Ltd. allocated to limited partners per limited partnership unit	$25.56	$20.85	$51.98	$32.26	$10.77	$(57.68)	$21.32

Average number of limited partnership units outstanding	56,935	56,935	56,935	56,935	56,935	56,935	56,935

	As at September 30,		As at December 31,
	2010	2009	2009	2008	2007	2006	2005
	(Unaudited)	(Unaudited)		(Adjusted)	(Adjusted)	(Adjusted)	(Adjusted)
Consolidated Balance Sheet Data:
Total assets	$40,189,990	$42,496,135	$44,312,030	$41,405,661	$61,517,485	$66,079,566	$63,195,826
Accounts payable to affiliates and related parties	35,228,604	42,647,222	41,618,716	43,807,690	66,040,564	71,196,561	64,324,939
Noncontrolling interest	3,286,755	1,416,560	2,404,491	525,489	—	—	707,259
General Partner's deficit	(465,415)	(498,011)	(480,112)	(510,003)	(528,556)	(534,751)	(501,583)
Limited Partners' capital (deficit)	2,923,980	(303,060)	1,468,935	(1,490,286)	(3,327,029)	(3,940,355)	(656,602)

 Ratio of Earnings to Fixed Charges

        The following table presents our unaudited ratio of earnings to fixed charges for the fiscal years ended December 31, 2008 and 2009 and for the nine months ended September 30, 2009 and 2010, which should be read in conjunction with our consolidated financial statements, including the notes thereto, included in our Form 10-K, attached hereto as Annex B, and our Third Quarter Form 10-Q, attached hereto as Annex C. See "Where You Can Find Additional Information About Us" beginning on page [    •    ].

	Nine months ended September 30,		Year ended December 31,
	2010	2009	2009	2008	2007	2006	2005
Earnings:
Net profit (loss) before income taxes and cumulative effect change in accounting principle	3,472,243	2,009,965	3,179,363	2,521,116	619,521	(3,649,162)	1,880,535
Add fixed charges:
Interest expense	2,262,624	2,243,211	2,981,120	4,391,017	5,417,314	6,062,897	2,957,398

Total earnings	5,734,867	4,253,176	6,160,483	6,912,133	6,036,835	2,413,735	4,837,933

Fixed charges:
Interest expense	2,262,624	2,243,211	2,981,120	4,391,017	5,417,314	6,062,897	2,957,398

Total fixed charges	2,262,624	2,243,211	2,981,120	4,391,017	5,417,314	6,062,897	2,957,398

Ratio of earnings to fixed charges	2.5	1.9	2.1	1.6	1.1	0.4	1.6

Currencies and Exchange Rates

        References in this proxy statement to "dollars", "$" or "cents" are to the currency of the United States and references to "GBP", "pounds sterling", "pounds", "£", "pence" or "p" are to the currency of the United Kingdom. There are 100 pence to each pound.

        In this proxy statement, unless otherwise stated, pounds sterling have been translated into U.S. Dollars at the noon buying rate in New York City for cable transfers in pounds sterling as certified for custom purposes by the Federal Reserve Bank of New York, on the date indicated. On January 21, 2011, the latest practicable date for which exchange rate information was available before the printing of this proxy statement, the noon buying rate in New York City for cable transfers in pounds sterling as certified for customs purposes by the Federal Reserve Bank of New York was $1.5997 per £1.00.

        The following table sets forth, for the periods indicated, the high, low, period average and period end noon buying rate in the City of New York for cable transfers as certified for customs purposes by the Federal Reserve Bank of New York expressed as U.S. Dollars per £1.00.

Year Ended December 31,	Period End	Average(1)	High	Low
2005	$1.7188	$1.8147	$1.9292	$1.7138
2006	1.9586	1.8582	1.9794	1.7256
2007	1.9843	2.0073	2.1104	1.9235
2008	1.4619	1.8424	2.0311	1.4395
2009	1.6167	1.5704	1.6977	1.3658
2010	1.5599	1.5464	1.6370	1.4344
January 1 through January 21, 2011	1.5997	1.5726	1.6000	1.5490

(1)
The average rate is the average of the noon buying rates on the last day of each month during the relevant period, other than the period of January 1 through January 21, 2011 for which the average represents the daily average.

        The above rates may differ from the actual rates used in the preparation of the historical selected financial data appearing in this proxy statement and the consolidated financial statements and other financial information appearing in our Form 10-K and Third Quarter Form 10-Q attached hereto as Annex B and Annex C, respectively. Our inclusion of these exchange rates is not meant to suggest that the pound sterling amounts actually represent these U.S. dollar amounts or that these amounts could have been converted into U.S. dollars at any particular rate, if at all.

        Unless we otherwise indicate, all U.S. dollar amounts as of September 30, 2010 are translated to U.S. Dollars at an exchange rate of $1.5731 to £1.00, and all amounts disclosed for the nine months ended September 30, 2010 are based on an average exchange rate of $1.5351 to £1.00. All U.S. Dollar amounts disclosed as of December 31, 2009 are translated to U.S. Dollars at an exchange rate of $1.6167 to £1.00, and all amounts disclosed for the year ended December 31, 2009 are based on an average exchange rate of $1.5653 to £1.00. All amounts disclosed as of December 31, 2008 are based on an exchange rate of $1.4619 to £1.00, and all amounts disclosed for the year ended December 31, 2008 are based on an average exchange rate of $1.8523 to £1.00. All amounts disclosed for the year ended December 31, 2007 are based on an average exchange rate of $2.0017 to £1.00. U.S. dollar amounts for any individual period within a fiscal year are determined by multiplying the pound sterling financial results for the period from January 1 to the end of the current period by the average exchange rate for the same period and subtracting from this total the U.S. dollar converted financial results for the period from January 1 to the end of the previous period of that fiscal year. As ntl South Herts' day to day operations are transacted in U.K. pounds sterling, the variation of the exchange rates has affected the U.S. dollar reported amounts significantly.

        In addition, variation in the exchange rate between the U.S. dollar and the U.K. pound sterling may have a material impact on the U.S. dollar value of the purchase price of the Partnership Asset and the amount of distributions to be made to unitholders pursuant to the Asset Sale and dissolution of the Partnership. The £14,293,000 purchase price for the Partnership Asset as translated into U.S. dollars at the 2010 period high and low noon buying rates indicated in the table above ranges from $20,501,879.20 to $23,397,641.00. The General Partner currently estimates that, assuming the proceeds of the Asset Sale were converted into U.S. dollars at these 2010 period high and low rates, unitholders could receive a per unit initial distribution ranging from approximately $268 to $308.

Book Value Per Unit

        Our book value per unit of the Partnership units was $87.14 as of September 30, 2010.

Market Information and Distributions

        There is no established trading market for the Partnership units. The following table sets forth, for the calendar quarters indicated, the intra-day high and low sale prices per share of the Partnership units on the over-the-counter market under the symbol "ZZDBV" as reported by Bloomberg L.P. These prices do not include retail markups, markdowns and commissions. As described above under "Special Factors—Certain Relevant Provisions of the Partnership Agreement—Certain Restrictions on Transfers of Partnership Units" beginning on page [    •    ], our Partnership Agreement contains certain restrictions on transfers of the Partnership units and the transactions reflected in the table below may not represent actual transactions or transfers of full ownership interest in the Partnership units. During the periods indicated in the following table, there were a total of 23 trades, representing an aggregate trading volume of 338 Partnership units.

        The Partnership has not paid any distributions on the Partnership units during the periods covered in the table below. On the record date, there were 56,935 Partnership units outstanding and entitled to vote.

	High	Low
2010
Fourth Quarter (10/1/2010—12/31/2010)	$51.55	$45.00
Third Quarter (7/1/2010—9/30/2010)	—	—
Second Quarter (4/1/2010—6/30/2010)	$64.00	$57.00
First Quarter (1/1/2010—3/31/2010)	$64.00	$50.00
2009
Fourth Quarter (10/1/2009—12/31/2009)	—	—
Third Quarter (7/1/2009—9/30/2009)	$90.00	$70.00
Second Quarter (4/1/2009—6/30/2009)	—	—
First Quarter (1/1/2009—3/31/2009)	—	—
2008
Fourth Quarter (10/1/2008—12/31/2008)	$100.00	$90.00
Third Quarter (7/1/2008—9/30/2008)	$100.00	$92.00
Second Quarter (4/1/2008—6/30/2008)	$98.00	$97.00
First Quarter (1/1/2008—3/31/2008)	—	—

Security Ownership of Certain Beneficial Owners and Management

        As of [    •    ], 2011, the record date for the special meeting, there were a total of 56,935 Partnership units issued and outstanding. No person or entity known to us beneficially owns more than 5% of the Partnership units. No directors or executive officers of the General Partner beneficially own any Partnership units. The Partnership has no officers or directors. The following table sets forth, as of [    •    ], 2011, certain information with respect to the beneficial ownership of our common stock, by the directors and executive officers of the General Partner:

Name of Beneficial Owner	Amount of Partnership Units Beneficially Owned	Percent of Class
Robert Mackenzie	0	0
Robert Gale	0	0
All current directors and executive officers of the General Partner as a group	0	0

Transactions in the Partnership Units

Certain Purchases of the Partnership Units

        There have been no purchases of Partnership units during the past two years by the Partnership, the General Partner, ntl (B) Limited, Virgin Media Limited or Virgin Media Inc.

Transactions During the Past Sixty Days

        There have been no transactions in the Partnership units during the past 60 days by the Partnership, ntl (B) Limited, the General Partner, Virgin Media Limited or Virgin Media Inc., or any of their respective directors or executive officers, or any associate or majority-owned subsidiary of the foregoing.

Unsolicited Mini-Tender Offer

        On February 12, 2011, the General Partner became aware that on February 8, 2011 funds affiliated with MacKenzie Patterson commenced a tender offer for up to 1,127 Partnership units for $150 per unit (net of any cash distributions by the Partnership since December 31, 2010). The tender offer by MacKenzie Patterson initially expires on March 11, 2011, but may be extended by MacKenzie Patterson until a date no later than May 10, 2011. Partnership units tendered into the tender offer may not be withdrawn by unitholders and the offer is irrevocable by MacKenzie Patterson unless the operations of the Partnership have a material adverse change. The General Partner and the Partnership have determined to make no recommendation concerning MacKenzie Patterson's tender offer since the proposed Asset Sale is to an affiliate of the General Partner.

Quantitative and Qualitative Disclosures about Market Risk

        Our quantitative and qualitative disclosures about market risk are included in the Form 10-K beginning at page 45.

Officers and Directors

        The Partnership is managed by the General Partner. For additional information about the General Partner's directors please see "Other Important Information Regarding the General Partner, ntl (B) Limited and Their Affiliates," beginning on page [    •    ].

Business Address

        The Partnership's principal executive offices are located at Media House, Bartley Wood Business Park, Hook, Hampshire RG27 9UP, United Kingdom. The telephone number of the Partnership's principal corporate offices is +44 1256 752000.

OTHER IMPORTANT INFORMATION REGARDING THE GENERAL PARTNER, NTL (B) LIMITED AND THEIR AFFILIATES

The General Partner

        ntl Fawnspring Limited is incorporated under the laws of England and Wales. Its principal executive offices are located at c/o ntl Fawnspring Limited, Media House, Bartley Wood Business Park, Hook, Hampshire, RG27 9UP, England, and the telephone number of its principal corporate offices is +44 1256 752000.

        The following are the directors of ntl Fawnspring Limited, the General Partner of the Partnership:

        Robert Mackenzie (age 49) has been the Secretary and Director of our General Partner since May 30, 2000 and is Virgin Media's U.K. Legal Director. He joined International CableTel Incorporated in 1993, to establish the legal department in the U.K. and acted as Company Secretary for the newly formed CableTel, which subsequently became part of what is now Virgin Media Inc. From 1988 to 1993, Mr. Mackenzie worked for Theodore Goddard as a Solicitor in the Corporate Finance department advising public and private companies on corporate finance, takeovers, domestic and international mergers and acquisitions. He was additionally seconded to corporate brokers Phoenix Securities Ltd. as Mergers & Acquisition Manager. Previously he worked for Mischon de Reya, handling High Court commercial litigation. He was admitted as a Solicitor in 1987, and graduated in law from King's College, University of London. His Law Society finals were taken at College of Law, London. Mr. Mackenzie is a citizen of the United Kingdom of Great Britain and Northern Ireland.

        Robert Gale (age 50) became the vice president—controller of what is now Virgin Media on June 17, 2003 and prior to that was the group director of financial control for its operations since October 2000. Mr. Gale joined the group in May 2000 when it acquired the cable operations of Cable & Wireless Communications plc, where he had held a number of senior financial positions since 1998. Prior to that, Mr. Gale was chief financial officer of ComTel, a cable operator also subsequently acquired by the group, from 1995 to 1997. Mr. Gale is a citizen of the United Kingdom of Great Britain and Northern Ireland.

        The directors of the General Partner can be reached c/o ntl Fawnspring Limited, Media House, Bartley Wood Business Park, Hook Hampshire RG27 9UP, United Kingdom.

        During the last five years, neither the General Partner, nor any of the General Partner's directors have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or have been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

ntl (B) Limited

        ntl (B) Limited is incorporated under the laws of England and Wales. Its principal executive offices are located at c/o ntl (B) Limited, Media House, Bartley Wood Business Park, Hook, Hampshire, RG27 9UP, England, and the telephone number of its principal corporate offices is +44 1256 752000.

        Robert Mackenzie and Robert Gale are also the directors of ntl (B) Limited.

        The directors of ntl (B) Limited can be reached c/o ntl (B) Limited Media House, Bartley Wood Business Park, Hook Hampshire RG27 9UP, United Kingdom.

        During the last five years, neither ntl (B) Limited, nor any of ntl (B) Limited's directors or officers have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or have been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Virgin Media Inc.

        Virgin Media Inc. is incorporated in the State of Delaware, United States. Its principal executive offices are located at 909 Third Avenue, Suite 2863, New York, New York 10022, United States, and the telephone number of its principal corporate offices is (212) 906-8440. For a description of Virgin Media Inc.'s principal business, see our Form 10-K, which is attached to this proxy statement as Annex B.

        The following are the directors and officers of Virgin Media Inc.:

Directors

        James A. Chiddix, (age 64), has been a director of Virgin Media Inc. since July 8, 2008, and chairs the business operations and technology committee. Mr. Chiddix has over 37 years experience in the cable industry and has established a technology expertise in cable television, networks, equipment and software systems. He serves on the boards of directors of telecommunications companies Symmetricom, Inc., Dycom Industries, Inc. and Arris Group Inc. Between March 2004 and April 2007, Mr. Chiddix was chairman and chief executive officer at OpenTV Corp. and then served as vice-chairman and director of that company until November 2009. Mr. Chiddix's prior roles included chief technical officer and senior vice president, engineering and technology at Time Warner Cable, president of MystroTV (a division of Time Warner Inc.), and senior vice president, engineering at Oceanic Cable (a division of Time Warner Inc.). Mr. Chiddix is a citizen of the United States of America.

        William R. Huff, (age 61), has been a director of Virgin Media Inc. since January 10, 2003, and chairs Virgin Media Inc.'s executive committee and nominating and governance committee. He served as the interim chairman of Virgin Media Inc.'s board of directors from January to March 2003, when Mr. Mooney became chairman. Mr. Huff is the president of the managing member of W.R. Huff Asset Management Co., L.L.C., an investment management firm. Mr. Huff founded W.R. Huff Asset Management Co., L.L.C. in 1984. Mr. Huff is a citizen of the United States of America.

        James F. Mooney, (age 55), has been a director and chairman of the board of directors of Virgin Media Inc. since March 2003, and serves on the executive committee. From December 2004 through to December 2007, Mr. Mooney served as a director and chairman of the board of RCN Corporation, a U.S. regional provider of cable, pay television and fixed line telephony services. From April 2001 to September 2002, Mr. Mooney was the executive vice president and chief operating officer of Nextel Communications Inc., a mobile telephony provider. Prior to joining Nextel, from January 2000 to January 2001, Mr. Mooney was first the chief financial officer, then the chief executive officer and chief operating officer of Tradeout Inc., an asset management firm jointly owned by GE Capital Corp., EBay Inc. and Benchmark Capital. Mr. Mooney was the chief financial officer at Baan Company, a business management software provider that had dual headquarters in Amsterdam and Virginia, from 1999 to 2000. From 1980 to March 1999, Mr. Mooney held a number of positions with IBM Corporation, including his last position as the chief financial officer of the Americas. Mr. Mooney is also a director of Sirius XM Radio, Inc., a satellite radio company and Sidera Networks. He holds bachelor's and master's degrees in finance from Notre Dame University and New York University, respectively. Mr. Mooney is a citizen of the United States of America.

        John N. Rigsby, (age 63), has been a director of Virgin Media Inc. since September 9, 2008, and serves on the business operations and technology committee and the audit committee. Mr. Rigsby has over 30 years experience in the cable industry and most recently was president of Bright House

Networks, LLC's Florida Group, a U.S. cable television company, from May 2003 to December 2007. Prior to this, Mr. Rigsby spent eight years as the president of the Florida Division of Time Warner Cable Inc. and nine years with Paragon Communications Inc., a Time Warner and Houston Industries cable joint venture. Mr. Rigsby also spent nine years at American Television & Communications Corp. Mr. Rigsby was elected a Cable TV Pioneer in 2001 and was awarded the NCTA Vanguard Award for Cable Operations in 2002. He holds a bachelor's degree in political science and a master's degree in business administration from Brown University and Harvard University, respectively. Mr. Rigsby is a citizen of the United States of America.

        Neil A. Berkett, (age 55), has been a director of Virgin Media Inc. since April 7, 2008, and has been Virgin Media Inc.'s chief executive officer since March 6, 2008. Prior to that, he served as the acting chief executive officer from August 2007 to March 2008, and as Virgin Media Inc.'s chief operating officer from September 2005 to August 2007. Prior to joining Virgin Media Inc., Mr. Berkett was managing director of distribution at Lloyds TSB Bank plc from 2003 to 2005. From 2002 to 2003, he was chief operating officer of Prudential Assurance Company Limited. From 1997 to 2002, Mr. Berkett was a principal at Marsh Mill Consulting Ltd., and from 1998 to 2002, he was also chief executive of Trek Investco Limited. Prior to this, Mr. Berkett worked for St. George Bank Limited, one of Australia's largest retail banks, where he served as the head of the retail division and led its merger with Advance Bank Australia Limited (an Australian retail bank). Mr. Berkett is a citizen of the United Kingdom of Great Britain and Northern Ireland and New Zealand.

        Steven J. Simmons, (age 64), has been a director of Virgin Media Inc. since July 8, 2008, and serves on the compensation committee and the business operations and technology committee. Mr. Simmons, a cable television entrepreneur, has over 25 years experience in the cable industry. He is currently chairman and chief executive officer of Simmons Patriot Media & Communications, LLC, a company he founded. Mr. Simmons is also chairman of cable companies PPR Media, LLC, and Patriot Media Consulting, LLC. Mr. Simmons was elected a Cable TV Pioneer, and in 2006, was awarded the U.S. Independent Cable Operator of the Year Award by CableWorld magazine. Mr. Simmons is a citizen of the United States of America.

        Doreen A. Toben, (age 61) has been a director of Virgin Media Inc. since June 9, 2010 and serves on the audit committee. Ms. Toben most recently served as executive vice president of Verizon Communications, Inc. from February 2009 until her retirement in June 2009. During her time there, she worked in a number of roles, becoming vice president and then chief financial officer with responsibility for finance and strategic planning, prior to its merger with GTE to form Verizon in 2000. From April 2002 to February 2009, she served as Verizon's chief financial officer and was responsible for its finance and strategic planning efforts. Prior to April 2002, Ms. Toben was senior vice president and chief financial officer with responsibility for finance and strategic planning for Verizon's Telecom Group. Ms. Toben is a 30-year telecommunications veteran. She began her career at AT&T Corp. and over the years held various of positions of increasing responsibility primarily in treasury, strategic planning and finance both there, and beginning in 1984 at Bell Atlantic Inc. Her later positions at Bell Atlantic included vice president and chief financial officer, Bell Atlantic-New Jersey in 1993; vice president, finance and controller in 1995; vice president and chief financial officer, Telecom/Network in 1997, and vice president and controller in 1999. Ms. Toben is also a member of the boards of directors of Liz Claiborne, Inc. and The New York Times Company. Ms. Toben is a citizen of the United States of America.

        George R. Zoffinger, (age 62), has been a director of Virgin Media Inc. since January 10, 2003, chairs the audit committee and serves on the executive committee and the nominating and governance committee. He is currently president and chief executive officer of Constellation Capital Corporation, a financial services company. He also served in this role from March 1998 to March 2002. From March 2002 until December 2007, he served as the president and chief executive officer of the New Jersey Sports and Exposition Authority. Mr. Zoffinger is currently a director of New Jersey Resources Inc.

Mr. Zoffinger has over 25 years experience as a corporate director of numerous companies. Mr. Zoffinger is a citizen of the United States of America.

        Charles L. Allen, (age 54), has been a director of Virgin Media Inc. since September 9, 2008, and chairs the compensation committee. Mr. Allen is also a member of the nominating and governance committee. Mr. Allen is currently the non-executive chairman of Global Radio UK Limited, a leading U.K. commercial radio company. Since May 2008, Mr. Allen has been a senior adviser to the principal investment group of Goldman Sachs Group, Inc. From February 2007 to July 2008, Mr. Allen was a chief advisor to the U.K. government's Home Office. Prior to that, Mr. Allen served as chief executive officer of ITV plc, the leading U.K. commercial public service broadcaster, having previously served as executive chairman of Granada plc, which he led through the merger with Carlton Communications to form ITV plc. Mr. Allen is a Fellow of the Chartered Institute of Management Accountants and a Commander of the British Empire (CBE). He previously served as the executive chairman of EMI Music, an international music company and part of EMI Group Limited, having served as its non-executive chairman since 2009 and also on the board of directors, and was chairman of the remuneration committee, of Tesco plc, a large U.K. retailer. He presently serves on the board of directors of Endemol BV, the international television production group. Mr. Allen is a citizen of the United Kingdom of Great Britain and Northern Ireland.

        Andrew J. Cole, (age 44), has been a director of Virgin Media Inc. since July 8, 2008, and serves on the compensation committee. Mr. Cole has been chief executive officer, Europe for Asurion Corp., a private entity and the world's largest technology protection company, since May 2009, and prior to that, was chief marketing officer and senior vice president at Asurion since April 2007. Prior to joining Asurion, Mr. Cole was president of CSMG Adventis, a strategic consultancy focused exclusively on the communications, computing, media and entertainment markets, from October 2005 to April 2007. From May 2004 to October 2005, Mr. Cole was vice president and leader of the telecom and media practice at A.T. Kearney, a strategic and operations consultancy. He holds bachelor's and master's degrees from Bristol University and Oxford University, respectively. Mr. Cole has over 20 years experience working in the telecommunications and media industry with a particular depth of experience in the mobile sector having worked with most of the major operators such as Orange, a U.K. telecommunications company, Apple (supporting its iPhone entry) and Google (with respect to the gPhone). Mr. Cole is a citizen of the United Kingdom of Great Britain and Northern Ireland and the United States of America.

        Gordon D. McCallum, (age 50), has been a director of Virgin Media Inc. since September 11, 2006. Since September 2005, he has been chief executive officer of Virgin Management Limited, Virgin Group's U.K.-based management services company providing corporate services and general management oversight of Virgin's investment portfolio. From January 1998 to September 2005, Mr. McCallum was group strategy director of Virgin Management, and prior to that, he worked for Virgin Management as a freelance consultant. Mr. McCallum currently serves on the boards of a number of Virgin-branded businesses and served on the board of Virgin Mobile Holdings (UK) plc prior to its acquisition by Virgin Media Inc. In connection with the license agreement entered into with Virgin Enterprises Limited on April 3, 2006, which is referred to as the "Virgin License Agreement", which provides for Virgin Media Inc. to license the "Virgin" name and trademark in connection with the business, Virgin Enterprises Limited had the right to propose a candidate to Virgin Media Inc.'s nominating sub-committee to fill a single seat on the board, and proposed Mr. McCallum. Mr. McCallum is a citizen of the United Kingdom of Great Britain and Northern Ireland.

        Eamonn O'Hare, (age 46), has been a director of Virgin Media Inc. since December 7, 2010 and has been Virgin Media Inc.'s chief financial officer since November 2009. Prior to joining Virgin Media Inc., Mr. O'Hare served as the U.K. chief financial officer for the retail company Tesco plc from September 2005 through to October 2009. Before joining Tesco, Mr. O'Hare was the chief financial officer of Energis Communications Limited, a U.K. telecommunications company, from October 2002 through to January 2005. Prior to this, Mr. O'Hare held a number of senior international finance and management positions at various international divisions within PepsiCo Inc. Mr. O'Hare is a citizen of the United Kingdom of Great Britain and Northern Ireland.

Executive Officers who are not Directors

        Andrew M. Barron, (age 45), became the chief operating officer of Virgin Media Inc. in January 2010. Prior to this, Mr. Barron was Virgin Media Inc.'s chief customer and operations officer from October 2008 and the managing director of strategy and corporate development from March 2008. Before he joined Virgin Media Inc., Mr. Barron was chief operating officer of Modern Times Group MTG AB, an international entertainment broadcasting group, from January 2003. From September 2002 to January 2003, he served as chief executive officer of the Viasat broadcasting division of MTG. Prior to that, Mr. Barron was chief executive officer of Chellomedia, the broadband and television division of United-PanEurope Communications (now Liberty Global Inc.), from November 1999 to June 2002. Prior to that, Mr. Barron was executive vice president of new media and business development at the European division of The Walt Disney Company. Mr. Barron is a citizen of the United Kingdom of Great Britain and Northern Ireland.

        Paul Buttery, (age 47), became Virgin Media Inc.'s chief customer and networks officer in January 2010. Prior to this, Mr. Buttery was Virgin Media Inc.'s managing director of access and networks from September 2008, and the managing director of the access division from May 2007. He joined Virgin Media Inc. in February 2006 as director of customer services & operations for the business division. Before he joined Virgin Media Inc., Mr. Buttery was chief technical officer of Cable & Wireless UK, an alternate network operator. Mr. Buttery served with Cable & Wireless from October 2004 to January 2006. From November 2002 to October 2004, Mr. Buttery was with MCI as the vice president EMEA network & service delivery having previously worked with MCI in the United States as vice president internet operations & planning and as vice president global data network management. Mr. Buttery started his career with British Telecoms plc, undertaking various roles over a 15 year period. Mr. Buttery is a citizen of the United Kingdom of Great Britain and Northern Ireland.

        Scott Dresser, (age 43), became Virgin Media Inc.'s secretary and general counsel in January 2011. Mr. Dresser joined Virgin Media Inc. in June 2006 and was appointed Deputy General Counsel in July 2008. From June 2005 to June 2006, Mr. Dresser served as Senior Vice President and Associate General Counsel of White Mountains Re Group, the principal operating company of White Mountains Insurance Group, a publicly traded reinsurer based in New York City. From March 2002 to June 2005, Mr. Dresser acted as Senior Advisor, Legal and Financial Affairs, to the Global Conservation Fund (GCF) of Conservation International. Mr. Dresser continues to serve as an advisor to the GCF and is a member of the board of the Caucasus Protected Area Fund. From April 1993 to March 2002, Mr. Dresser was a corporate associate in the New York office of Morgan, Lewis & Bockius and its predecessor Lord Day & Lord, Barrett Smith. Mr. Dresser is an attorney licensed to practice in each of the States of New York and Connecticut. Mr. Dresser is a citizen of the United States of America.

        All of the directors and executive officers of Virgin Media Inc. can be reached at c/o Virgin Media Inc., 909 Third Avenue, Suite 2863, New York, New York 10022.

        During the last five years, neither Virgin Media Inc. nor any of Virgin Media Inc.'s directors or officers have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

 Virgin Media Limited

        Virgin Media Limited is incorporated under the laws of England and Wales. Its principal executive offices are located at c/o Virgin Media Limited, Media House, Bartley Wood Business Park, Hook, Hampshire, RG27 9UP, England, and the telephone number of its principal corporate offices is +44 1256 752000. For a description of Virgin Media Limited's principal business, see our Form 10-K, which is attached to this proxy statement as Annex B.

        Robert Mackenzie and Robert Gale are the directors of Virgin Media Limited.

        The directors of Virgin Media Limited can be reached c/o Virgin Media Limited, Media House, Bartley Wood Business Park, Hook Hampshire RG27 9UP, United Kingdom.

        During the last five years, neither Virgin Media Limited nor any of Virgin Media Limited's directors have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

INCORPORATION BY REFERENCE

        The SEC allows us to "incorporate by reference" into this proxy statement the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this proxy statement. Some documents or information, such as that called for by Item 7.01 of Form 8-K, are deemed furnished and not filed in accordance with SEC rules. None of those documents and none of that information is incorporated by reference into this proxy statement. We incorporate by reference the documents listed below (except that the safe harbor under Section 21E of the Exchange Act referenced in the Form 10-K and Forms 10-Q listed below does not apply to any forward-looking statements we make in connection with the proposed transaction):

  •
  The Partnership's Annual Report on Form 10-K for the year ended December 31, 2009; and

  •
  The Partnership's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010 and September 30, 2010.

        Any future filings made on behalf of the Partnership with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the filing date of this proxy statement and before the special meeting will be incorporated by reference into this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

        We file annual, quarterly and special reports and other information with the SEC. Because the Asset Sale is a "going private" transaction, the Partnership, the General Partner, ntl (B) Limited and Virgin Media Inc. have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the Asset Sale. The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.

        You may read and copy any of these documents at the SEC's public reference room at 100 F Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our filings also are available to the public at the SEC's website at www.sec.gov. Reports and other information concerning us may be inspected at our principal executive office located at Media House, Bartley Wood Business Park, Hook, Hampshire RG27 9UP, England. You may also request a copy of our filings by calling our proxy solicitor, Georgeson Inc., toll free at 877-797-1153 or, if calling from outside the United States, by calling collect at 212-440-9800. You may also email Georgeson at southherts@georgeson.com.

By order of the General Partner,
Robert Mackenzie	Robert Gale
Director	Director

[    •    ], 2011

* * * * *

        This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in that jurisdiction. You should rely only on the information contained in, attached to, or incorporated by reference into this proxy statement to vote your Partnership units at the special meeting. We have not authorized anyone to provide you with information that is different from what is contained in, attached to, or incorporated by reference into this proxy statement. This proxy statement is dated [    •    ], 2011. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to unitholders does not create any implication to the contrary.

ANNEX A

Share Purchase Agreement

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.

And

NTL (B) LIMITED

Relating to the sale and purchase of 66.7 percent of the issued capital of ntl (South Hertfordshire) Limited

January 31, 2011

This Agreement is made on January 31, 2011

Between:

(1)
SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD. a limited partnership incorporated in Colorado, whose principal executive office is at Media House, Bartley Wood Business Park, Hook, Hampshire RG27 9UP (the "Seller"); and

(2)
NTL (B) LIMITED (company number 02735732), a company incorporated in England and Wales, whose registered office is at 160 Great Portland Street, London W1W 5QA (the "Purchaser").

        Whereas:

(A)
The Seller has agreed to sell the Shares (as defined below) and to assume the obligations imposed on the Seller under this Agreement.

(B)
The Purchaser has agreed to purchase the Shares and to assume the obligations imposed on the Purchaser under this Agreement.

        It is agreed as follows:

1.
INTERPRETATION

  In this Agreement, unless the context otherwise requires, the provisions in this clause 1 apply:

1.1
Definitions

  "Agreed Terms" means in relation to a document, such document in the terms agreed between the Seller and the Purchaser with such alterations as may be agreed in writing between the Seller and the Purchaser from time to time;

  "Affiliate" means with respect to any person, any other person that (i) directly or indirectly controls, is controlled by, or is under the common control with, such person; (ii) owns or controls 10 per cent. or more of the outstanding voting securities of such person; (iii) is an officer, director or general partner of such person; and (iv) if such person is an officer, director or general partner, any company for which such person acts in any such capacity;

  "Articles of Association" means the articles of association of the Company as amended from time to time;

  "Associated Companies" means in relation to a person, any holding company or subsidiary or any other subsidiaries of any such holding company or subsidiary, in each case of such person;

  "Business Day" means a day which is not a Saturday, a Sunday or a public holiday in England;

  "Company" means ntl (South Hertfordshire) Limited (company number 02401044), a company incorporated in England and Wales, whose registered office is at 160 Great Portland Street, London W1W 5QA;

  "Consideration" has the meaning given in clause 3;

  "Closing" means the completion of the sale and purchase of the Shares pursuant to clause 4;

  "Encumbrance" means any claim, charge, mortgage, lien, option, equity, power of sale, hypothecation, retention of title, right of pre-emption, right of first refusal or other third party right or security interest of any kind or an agreement, arrangement or obligation to create any of the foregoing;

  "Losses" means all losses, liabilities, costs (including without limitation legal costs and experts' and consultants' fees), charges, expenses, actions, proceedings, claims and demands;

2

  "Material Adverse Change" means, a material adverse change to the business, results of operations or financial condition, properties, liabilities or assets of the Company after the date of this Agreement, but shall exclude any such change arising or reasonably likely to arise as a result of, out of or related to (a) changes in the economy or financial markets generally in countries in which the Company conducts material operations or (b) changes that are the result of factors generally affecting the principal industries in which the Company operates;

  "Parties" means the parties to this Agreement and "Party" means any one of them;

  "Purchaser's Group" means the Purchaser and its subsidiaries and subsidiary undertakings from time to time;

  "Purchaser's Lawyers" means Fried, Frank, Harris, Shriver & Jacobson (London) LLP, 99 City Road, London EC1Y 1AX;

  "Purchasers Warranties" means the warranties and representations given by the Purchaser pursuant to clause 7.3 and "Purchaser's Warranty" means any one of them;

  "Sellers Warranties" means the warranties and representations given by the Seller pursuant to clause 7.1 and "Seller's Warranty" means any one of them;

  "Shares" means 299,390 A ordinary shares of £1 each of the Company;

  "Transaction" has the meaning given in clause 2.1;

  "Virgin Media Group" means VMI and all Affiliates of VMI from time to time; and

  "VMI" means Virgin Media Inc.

1.2
Modification etc. of statutes

  References to a statute or statutory provision include:

  (a)
  that statute or provision as from time to time modified, re-enacted or consolidated whether before or after the date of this Agreement;

  (b)
  any past statute or statutory provision (as from time to time modified, re-enacted or consolidated) which that statute or provision has directly or indirectly replaced; and

  (c)
  any subordinate legislation made from time to time under that statute or statutory provisions.

1.3
Singular, plural, gender

  References to one gender include all genders and references to the singular include the plural and vice versa.

1.4
References to persons and companies

  References to:

  (a)
  a person include any company, partnership or unincorporated association (whether or not having separate legal personality); and

  (b)
  a company shall include any company, corporation or any body corporate, wherever incorporated.

1.5
References to subsidiaries and holding companies

  The words "holding company", "subsidiary" and "subsidiary undertaking" shall have the same meaning in this Agreement as their respective definitions in the Companies Act 2006.

3

1.6
Connected persons

  A person shall be deemed to be connected with another if that person is connected with such other within the meaning of Section 839 of ICTA 1988.

1.7
Accounts

  Any reference to "accounts" shall include the directors' and auditors' reports, relevant balance sheets and profit and loss accounts and related notes together with all documents which are or would be required by law to be sent to members in respect of the accounting reference period in question.

1.8
Headings

  Headings shall be ignored in interpreting this Agreement.

1.9
Information

  References to books, records or other information mean books, records or other information in any form including paper, electronically stored data, magnetic media, film and microfilm.

1.10
Legal Terms

  References to any English legal term shall, in respect of any jurisdiction other than England, be construed as references to the term or concept which most nearly corresponds to it in that jurisdiction.

1.11
Non-limiting effect of words

  The words "including", "include", "in particular" and words of similar effect shall not be deemed to limit the general effect of the words that precede them.

2.
AGREEMENT TO SELL THE SHARES

2.1
On and subject to the terms of this Agreement, the Seller agrees to sell, and the Purchaser agrees to purchase, the Shares (the "Transaction").

2.2
The Shares shall be sold by the Seller with full title guarantee free from Encumbrances and together with all rights and advantages attaching to them as at Closing (including the right to receive all dividends or distributions declared, made or paid on or after Closing).

3.
CONSIDERATION

  The consideration for the purchase of the Shares under this Agreement shall be £14,293,000, payable in cash (the "Consideration").

4.
CONDITIONS

4.1
Conditions Precedent

  The agreement to sell and purchase the Shares contained in clause 2 is conditional upon the approval of the sale of the Shares in the Agreed Terms at a meeting of the limited partners of the Seller by limited partners (other than ntl Fawnspring Limited and its Affiliates) holding a majority of the limited partnership interests of the Seller.

4.2
Non-Satisfaction/Waiver

(a)
The Seller shall give notice to the Purchaser of the satisfaction of the condition in clause 4.1 within two Business Days of becoming aware of the same.

4

  (b)
  If the condition in clause 4.1 is not satisfied on or before June 30, 2011, the Purchaser may, in its sole discretion, terminate this Agreement by giving notice in writing to the Seller and the Seller shall have no claim against the Purchaser under it.

5.
TERMINATION

5.1
Termination Events

(a)
This Agreement may be terminated and the Transaction contemplated by this Agreement may be abandoned at any time prior to Closing:

(i)
by mutual written consent of the Parties;

(ii)
in accordance with clauses 4.2(b) and 6.4(a);

(iii)
by the Purchaser, if there has been a material breach of a Seller's Warranty or any Seller's Warranty shall have become untrue after the date of this Agreement and such breach is not curable or, if curable, is not cured within 10 Business Days after written notice thereof is given by the Purchaser to the Seller;

(iv)
by the Seller, if there has been a material breach of a Purchaser's Warranty or any Purchaser's Warranty shall have become untrue after the date of this Agreement and such breach is not curable or, if curable, is not cured within 10 Business Days after written notice thereof is given by the Seller to the Purchaser;

(v)
pursuant to clause 5.2; or

(vi)
by either the Purchaser or the Seller, if a meeting of the limited partners of the Seller to consider and vote upon a proposal to approve the sale of the Shares in the Agreed Terms shall have been held and completed and the approval of the sale of the Shares in the Agreed Terms by limited partners (other than ntl Fawnspring Limited and its Affiliates) holding a majority of the limited partnership interests of the Seller shall not have been obtained at the meeting or any adjournment or postponement thereof.

(b)
Upon termination of this Agreement, clauses 1, and 8.2 to 8.11 (inclusive) shall remain in full force and effect and any termination of this Agreement shall not affect and be without prejudice to any rights or liabilities that have accrued under this Agreement prior to such termination or under any provision which is expressly stated not to be affected by such termination.

5.2
Material Adverse Change

(a)
If at any time before Closing a Material Adverse Change occurs (whether or not notice is received in accordance with clause 5.2(b)), the Purchaser may terminate this Agreement by delivering a written notice to the Seller.

(b)
The Seller undertakes to give written notice to the Purchaser promptly and in any case within three Business Days if it becomes aware of any matter, event, occurrence or any other thing which has or is reasonably likely to lead to a Material Adverse Change and to provide the Purchaser with such information about the same as the Seller can furnish and thereafter to keep the Purchaser fully informed on a timely basis about the matter, event, occurrence or other thing in question and its likely effect on the Company.

6.
CLOSING

6.1
Date and Place

  Subject to clauses 4 and 5, Closing shall take place at Media House, Bartley Wood Business Park, Hook, Hampshire RG27 9UP, or such other location as Seller and Purchaser may agree on the

5

  third Business Day following notification of the fulfilment or waiver of the conditions set out in clause 4 or on such other date as the parties may agree.

6.2
Seller Obligations on Closing

  Unless the Purchaser agrees otherwise, at Closing the Seller shall deliver or cause to be delivered to the Purchaser:

  (a)
  evidence of the due fulfilment of the conditions set out in clause 4;

  (b)
  transfers of the Shares duly executed by the registered holder in favour of the Purchaser or as it may direct accompanied by the related share certificates;

  (c)
  an irrevocable power of attorney in the Agreed Terms executed by the Seller in favour of the Purchaser appointing the Purchaser to be the Seller's lawful attorney in respect of the Shares;

  (d)
  releases or waivers in the Agreed Terms in respect of any Encumbrances affecting any of the Shares; and

  (e)
  a copy of a resolution of the board of directors of the Company in the Agreed Terms resolving that the share register of the Company is updated to reflect the transfers of the Shares provided for in this Agreement.

6.3
Purchaser Obligations on Closing

  On Closing, the Purchaser shall pay the Consideration by way of electronic transfer for the same day value to such account as directed by the Seller.

6.4
Breach of Closing Obligations

  If the Seller or the Purchaser fails to comply with any material obligation in clauses 6.2 and 6.3, the Purchaser, in the case of non-compliance by the Seller, or the Seller, in the case of non-compliance by the Purchaser, shall be entitled (in addition to and without prejudice to all other rights or remedies available, including the right to claim damages) by written notice to the other:

  (a)
  to terminate this Agreement (other than clauses 1 and 8.2 to 8.11 (inclusive)) without liability on its part;

  (b)
  to effect Closing so far as practicable having regard to the defaults which have occurred; or

  (c)
  to defer Closing to such date being not more than 21 days after the date on which Closing was first scheduled to take place as the Party not in breach shall notify to the Party in breach and so that the provisions of this clause 6.4 other than the provisions of this clause 6.4(c) shall apply to Closing as so deferred.

7.
WARRANTIES

7.1
Seller Warranties

  The Seller warrants to the Purchaser on the date of this Agreement and as at Closing that:

  (a)
  it is a limited partnership duly organised and validly existing under the laws of its jurisdiction of formation;

  (b)
  it has the legal right and full power and authority to enter into and perform this Agreement;

  (c)
  the execution and delivery of this Agreement by the Seller and the consummation of the Transaction and the compliance by the Seller with the provisions of this Agreement will not constitute a default under any constitutional documents of the Seller or any laws, decree, order or rule of any court or government or agency thereof which is binding on the Seller;

6

  (d)
  other than as referred to in this Agreement, no consent or approval by, notice to or registration with any governmental or other authority is required on the part of the Seller in connection with the execution of this Agreement or consummation of the Transaction;

  (e)
  it is not a party to proceedings in relation to any compromise or arrangement with its creditors nor is it the subject of any winding up, bankruptcy or insolvency proceedings and to the best of the knowledge of the Seller no events have occurred which would justify such proceedings;

  (f)
  it is entitled to sell and transfer to the Purchaser the full legal and beneficial ownership of the Shares on the terms of this Agreement without the consent of any third party;

  (g)
  the Shares have been properly and validly issued and allotted and each are fully paid or credited as fully paid;

  (h)
  no person has the right (whether exercisable now or in the future and whether contingent or not) to call for the allotment, conversion, issue, registration, sale or transfer of any share or loan capital or any other security giving rise to a right over, or an interest in, the Shares under any option, agreement or other arrangement (including conversion rights and rights of pre-emption);

  (i)
  the Shares are free from Encumbrances; and

  (j)
  during the two (2) years before the date of this Agreement, no order has been made or petition presented, meeting convened or resolution passed for the winding up of the Company, nor has any receiver been appointed or any distress, execution or other process been levied in respect of any of the assets of the Company and no events have occurred which would justify such proceedings nor has any order been made by, or petition presented to, the Court for the appointment of an administrator in respect of the Company.

7.2
The Seller hereby acknowledges that each of the Seller's Warranties is being relied upon by the Purchaser in its decision to enter into this Agreement.

7.3
Purchaser Warranties

  The Purchaser warrants to the Seller on the date of this Agreement that:

  (a)
  it is a corporation duly organised and validly existing under the laws of England and Wales;

  (b)
  it has the legal right and full power and authority to enter into and perform this Agreement;

  (c)
  the execution and delivery of this Agreement by the Purchaser and the consummation of the Transaction and the compliance by the Purchaser with the provisions of this Agreement will not constitute a default under any constitutional documents of the Purchaser or any laws, decree, order or rule of any court or government or agency thereof which is binding on the Purchaser;

  (d)
  other than as referred to in this Agreement, no consent or approval by, notice to or registration with any governmental or other authority is required on the part of the Purchaser in connection with the execution of this Agreement or consummation of the Transaction;

  (e)
  the Purchaser has access to and will have in place at the relevant dates of payment all funds necessary to enable it to enter into this Agreement and to perform the obligations to be performed by it thereunder; and

  (f)
  the Purchaser is not a party to proceedings in relation to any compromise or arrangement with its creditors nor is it the subject of any winding up, bankruptcy or insolvency proceedings and to the best of the knowledge of the Purchaser no events have occurred which would justify such proceedings.

7

7.4
The Purchaser hereby acknowledges that each of the Purchasers Warranties is being relied upon by the Seller in its decision to enter into this Agreement.

8.
OTHER PROVISIONS

8.1
Further assurance

  Each of the Seller and the Purchaser shall, and shall use reasonable endeavours to, procure that any necessary third party shall, execute such documents and do such acts and things as either the Seller or the Purchaser may reasonably require to transfer the Shares to the Purchaser and to give each of them the full benefit of this Agreement.

8.2
Whole Agreement

  This Agreement contains the whole agreement between the Parties relating to the subject matter of this Agreement at the date of this Agreement to the exclusion of any terms implied by law which may be excluded by contract and supersedes any previous written or oral agreement between the Parties in relation to the matters dealt with in this Agreement.

8.3
Assignment

(a)
Subject to clause 8.3(b), neither Party may, without the prior written consent of the other, assign, grant any security interest over, hold on trust or otherwise transfer the benefit of all or any of the other's obligations under this Agreement, or any benefit arising under or out of this Agreement.

(b)
The Purchaser may assign all or part of its rights under this Agreement to any member of the Virgin Media Group.

8.4
Third Party Rights

  A person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term, or enjoy any benefit under this Agreement.

8.5
Variation

  No variation of this Agreement shall be effective unless in writing and signed by or on behalf of each of the Seller and the Purchaser.

8.6
Time of the Essence

  Time shall be of the essence of this Agreement both as regards any dates, times and periods mentioned and as regards any dates, times and periods which may be substituted for them in accordance with this Agreement or by agreement in writing between the Seller and the Purchaser.

8.7
Stamp Duty, Fees and Taxes

  The Purchaser shall bear the cost of all stamp duty, any notarial fees and all registration and transfer taxes and duties or their equivalents in all jurisdictions where such fees, taxes and duties are payable as a result of the transactions contemplated by this Agreement. The Purchaser shall be responsible for arranging the payment of such stamp duty and all other such fees, taxes and duties, including fulfilling any administrative or reporting obligation imposed by the jurisdiction in question in connection with the payment of such taxes and duties. The Purchaser shall indemnify the Seller against any Losses suffered by the Seller as a result of the Purchaser failing to comply with its obligations under this clause 8.7.

8.8
Notices

(a)
Any notice or other communication in connection with this Agreement (each, a "Notice") shall be:

(i)
in writing;

(ii)
delivered by hand, fax, pre-paid first class post or courier.

8

  (b)
  A Notice to the Seller shall be sent to the following address, or such other person or address as the Seller may notify to the Purchaser from time to time:

    c/o South Hertfordshire United Kingdom Fund, Ltd.
    Media House
    Bartley Wood Business Park
    Hook
    Hampshire
    RG27 9UP
    Attention: Gill James

  (c)
  A Notice to the Purchaser shall be sent to the following address, or such other person or address as the Purchaser may notify to the Seller from time to time:

    c/o ntl (B) Limited
    Media House
    Bartley Wood Business Park
    Hook
    Hampshire
    RG27 9UP
    Attention: Gill James

  (d)
  A Notice shall be effective upon receipt and shall be deemed to have been received:

  (i)
  60 hours after posting, if delivered by pre-paid first class post;

  (ii)
  at the time of delivery, if delivered by hand or courier; or

  (iii)
  at the time of transmission in legible form, if delivered by fax.

8.9
Invalidity

(a)
If any provision in this Agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, the provision shall apply with whatever deletion or modification is necessary so that the provision is legal, valid and enforceable and gives effect to the commercial intention of the Parties.

(b)
To the extent it is not possible to delete or modify the provision, in whole or in part, under clause 8.9(a), then such provision or part of it shall, to the extent that it is illegal, invalid or unenforceable, be deemed not to form part of this Agreement and the legality, validity and enforceability of the remainder of this Agreement shall, subject to any deletion or modification made under clause 8.9(a), not be affected.

8.10
Counterparts

  This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all the counterparts shall together constitute one and the same instrument. The Seller and the Purchaser may enter into this Agreement by executing any such counterpart.

8.11
Governing law

  This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law and the Parties irrevocably agree that the courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement.

9

In witness whereof this Agreement has been duly executed on the date first set out above.

SIGNED by	/s/ ROBERT MACKENZIE
on behalf of NTL FAWNSPRING LIMITED the General Partner of SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.

SIGNED by	/s/ ROBERT MACKENZIE
on behalf of NTL (B) LIMITED

10

 ANNEX B

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-K

(Mark One)
☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2009
or
☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission file number: 000-19889

South Hertfordshire United Kingdom Fund, Ltd.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	84-1145140 (I.R.S. Employer Identification No.)

Media House, Bartley Wood Business Park, Hook,
Hampshire, England, RG27 9UP
(Address and of principal executive offices including Zip Code)

+44 1256 752000
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
 None

Securities Registered Pursuant to Section 12(g) of the Act:
 Limited Partnership Interests

         Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐    No ☒

         Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐    No ☒

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

         Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐    No ☐

         Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of the Form 10-K or any amendment to this Form 10-K. ☒

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer," and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Small reporting company ☐

         Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐    No ☒

         The aggregate market value of the registrant's limited partnership interests held by non-affiliates as of June 30, 2009, based on a price per limited partnership interest of $65.56 which was the weighted average price at which limited partnership interests were transferred during the second fiscal quarter of 2009, was $3,732,659.

         As of March 12, 2010, there were 56,935 limited partnership interests of the registrant outstanding. There is no established public market for the registrant's limited partnership interests.

DOCUMENTS INCORPORATED BY REFERENCE
None

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)
FOR THE YEAR ENDED DECEMBER 31, 2009

2

 Historical Structure

        We are a Colorado limited partnership that was formed in December 1991 pursuant to the public offering of our limited partnership interests for the purpose of acquiring one or more cable television/telephone systems in the U.K. Upon acquisition of our system, our primary investment objective was to obtain capital appreciation in the value of our investment in the system over the term such investment is held by us.

        We hold 66.7% of the shares of NTL (South Hertfordshire) Limited, or NTL South Herts, which is principally engaged in the development, construction, management and operation of broadband communications networks for telephone, cable television and internet services in the U.K. As a result of our ownership of 66.7% of the shares of NTL South Herts, for accounting purposes we have consolidated the results of NTL South Herts with our results. Virgin Media Inc., or Virgin Media, indirectly holds the remaining 33.3% of the shares of NTL South Herts. We are reliant on the support of Virgin Media, the indirect parent company of NTL Fawnspring Limited, our General Partner, to continue our operations as a going concern.

        The General Partner may, pursuant to our Partnership Agreement, provide consulting services to us or delegate the performance of such consulting services to Virgin Media or other affiliates. The General Partner purchased one of our partnership interests by contributing $1,000 to our capital.

        In this annual report, unless the context otherwise requires, the term "we", "us", "our" and similar terms refers to South Hertfordshire United Kingdom Fund, Ltd. and its subsidiaries.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:

        Various statements contained in this document constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. Words like "believe", "anticipate", "should", "intend", "plan", "will", "expects", "estimates", "projects", "positioned", "strategy" and similar expressions identify these forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements or industry results to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by these forward-looking statements. These factors, among others, include:

  •
  our reliance on the continued support of Virgin Media;

  •
  the lack of an established trading market for our partnership interests;

  •
  conflicts of interest between us and Virgin Media and its affiliates;

  •
  our reliance on a limited franchise area;

  •
  the risks to Virgin Media's business set forth below, which are risks that we share as a result of our reliance on, and integration with, Virgin Media;

  •
  Virgin Media's ability to compete with a range of other communications and content providers;

  •
  the effect of technological changes on Virgin Media's business;

  •
  Virgin Media's ability to maintain and upgrade its networks in a cost-effective and timely manner;

  •
  possible losses in Virgin Media's revenues due to systems failures;

  •
  Virgin Media's ability to control unauthorized access to its network;

  •
  Virgin Media's reliance on third-party suppliers and contractors to provide necessary hardware, software or operational support;

3

  •
  Virgin Media's continued right to use the Virgin name and logo;

  •
  Virgin Media's ability to manage customer churn;

  •
  general economic conditions;

  •
  Virgin Media's ability to provide attractive programming at a reasonable cost;

  •
  Virgin Media's ability to implement its restructuring plan successfully and realize the anticipated benefits;

  •
  currency and interest rate fluctuations;

  •
  Virgin Media's ability to fund debt service obligations and refinance its debt obligations;

  •
  Virgin Media's ability to obtain additional financing in the future; and

  •
  Virgin Media's ability to comply with restrictive covenants in its indebtedness agreements.

        These and other factors are discussed in more detail under "Risk Factors" and elsewhere in this annual report on Form 10-K. We assume no obligation to update our forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting these statements.

Summary Corporate Structure

        The following chart shows on a condensed basis the corporate structure of Virgin Media and its relationship to us as of December 31, 2009. The chart does not show Virgin Media's operating or other intermediate companies.

*
NTL Fawnspring Limited is an indirect wholly owned subsidiary of Virgin Media and is our General Partner.

**
NTL (South Hertfordshire) Limited is a U.K. corporate subsidiary owned 66.7% by us and 33.3% by Virgin Media.

4

 Exchange Rates

        The following table sets forth, for the periods indicated, the high, low, period average and period end noon buying rate in the City of New York for cable transfers as certified for customs purposes by the Federal Reserve Bank of New York expressed as U.S. dollars per £1.00. The noon buying rate of the pound sterling on March 5, 2010 was $1.5115 per £1.00.

Year Ended December 31,	Period End	Average(1)	High	Low
2005	$1.7188	$1.8147	$1.9292	$1.7138
2006	1.9586	1.8582	1.9794	1.7256
2007	1.9843	2.0073	2.1104	1.9235
2008	1.4619	1.8424	2.0311	1.4395
2009	1.6167	1.5704	1.6977	1.3658
2010 (through March 5, 2010)	1.5115	1.5624	1.6370	1.4940

(1)
The average rate is the average of the noon buying rates on the last day of each month during the relevant period.

        The above rates may differ from the actual rates used in the preparation of the consolidated financial statements and other financial information appearing in this annual report. Our inclusion of these exchange rates is not meant to suggest that the pound sterling amounts actually represent these U.S. dollar amounts or that these amounts could have been converted into U.S. dollars at any particular rate, if at all.

        Unless we otherwise indicate, all U.S. dollar amounts as of December 31, 2009 are translated to U.S. dollars at an exchange rate of $1.6167 to £1.00, and all amounts disclosed for the year ended December 31, 2009 are based on an average exchange rate of $1.5653 to £1.00. All amounts disclosed as of December 31, 2008 are based on an exchange rate of $1.4619 to £1.00, and all amounts disclosed for the year ended December 31, 2008 are based on an average exchange rate of $1.8523 to £1.00. All amounts disclosed for the year ended December 31, 2007 are based on an average exchange rate of $2.0017 to £1.00. U.S. dollar amounts for any individual period within a fiscal year are determined by multiplying the pound sterling financial results for the period from January 1 to the end of the current period by the average exchange rate for the same period and subtracting from this total the U.S. dollar converted financial results for the period from January 1 to the end of the previous period of that fiscal year. The variation among the exchange rates for 2009, 2008 and 2007 has affected the U.S. dollar comparisons significantly.

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 PART I

Item 1.    Business

About South Hertfordshire United Kingdom Fund, Ltd.

        We are a Colorado limited partnership that was formed in December 1991 pursuant to the public offering of our limited partnership interests for the purpose of acquiring one or more cable television/telephone systems in the U.K. Upon acquisition of our system, our primary investment objective was to obtain capital appreciation in the value of our investment in the system over the term such investment is held by us.

        We hold 66.7% of the shares of NTL (South Hertfordshire) Limited, or NTL South Herts, which is a U.K. corporate subsidiary principally engaged in the development, construction, management and operation of broadband communications networks for telephone, cable television and broadband internet services in the U.K. As a result of our ownership of 66.7% of the shares of NTL South Herts, for accounting purposes we have consolidated the results of NTL South Herts with our results. Virgin Media indirectly holds the remaining 33.3% of the shares of NTL South Herts. We are reliant on the support of Virgin Media, the ultimate parent company of NTL Fawnspring Limited, the General Partner, to continue our operations as a going concern.

        We, as well as Virgin Media, file annual, quarterly, and current reports with the Securities and Exchange Commission, or SEC. You may read and copy any materials we or Virgin Media file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also access electronically the information we file with the SEC via its website, located at www.sec.gov. Virgin Media is incorporated in the State of Delaware, United States. Its principal executive offices are located at 909 Third Avenue, Suite 2863, New York, New York 10022, United States, and its telephone number is (212) 906-8440.

About NTL South Herts

Franchise Area

        The area covered by our cable system, which we refer to as the franchise area, comprises the administrative areas in South Hertfordshire: Three Rivers, Watford and Hertsmere. The franchise area covers commuter suburbs of London, and many people who reside in the franchise area use the available fast rail and motorway services to travel to work in central London. There are approximately 95,400 homes in the franchise area, all of which are passed by our cable television/telephone network. Construction in the franchise area is complete.

Operations

        Construction of a cable television-only network in the franchise area commenced in early 1991 and integrated cable television/telephone network architecture was developed for this franchise in late 1991. Cable television services commenced in April 1992 and telephone services commenced in February 1993, following completion of the installation of a telephone switch. In January 2000, we commenced the rollout of digital cable television services within the franchise area and in 2001 we commenced broadband internet access services. As of December 31, 2009, NTL South Herts serviced 26,911 digital television subscribers, 29,646 residential telephony subscribers and 27,511 broadband internet subscribers, representing a total of 33,668 residential customers with a penetration level of 35.3% of the homes in the franchise area.

        Management control is exercised by NTL Fawnspring Limited, a U.K. corporation, which is a wholly owned indirect subsidiary of Virgin Media and is our General Partner, although management

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control is delegated to other affiliated companies of Virgin Media. Our business is managed by Virgin Media Limited, or VML, a subsidiary of Virgin Media, from its headquarters in Hook, Hampshire. Virgin Media and we believe that management of our business as an integral part of the larger Virgin Media group reaps the benefits of synergy and maximizes returns. VML performs a variety of management functions and procures services on our behalf. Pursuant to an agreement with VML, we have the legal right to offset amounts receivable from VML against amounts payable to VML. Consequently, the net balance payable to Virgin Media is disclosed under accounts payable to affiliates and related parties in the accompanying financial statements.

        Our operations are fully integrated into the operations of Virgin Media. Accordingly, the following business description describes Virgin Media's operations of which we comprise a part.

Virgin Media's Business

        Virgin Media is incorporated in the State of Delaware, United States. Its principal executive office is located at 909 Third Avenue, Suite 2863, New York, New York 10022, United States, and its telephone number is (212) 906-8440. Its U.K. headquarters are located outside of London, England in Hook, Hampshire. Virgin Media's annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and any amendments thereto are available free of charge on its website at www.virginmedia.com as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The investor relations section of its website can be accessed under the heading "About Virgin Media—Investors Information". The information on its website is not incorporated into this annual report.

        Virgin Media is a leading provider of entertainment and communications services in the U.K., offering "quad-play" broadband internet, television, mobile telephony and fixed line telephony services. Virgin Media is one of the U.K.'s largest providers of residential broadband internet, pay television and fixed line telephony services by number of customers. Virgin Media believes its advanced, deep fiber access network enables Virgin Media to offer faster and higher quality broadband services than its digital subscriber line, or DSL, competitors. As a result, Virgin Media provides its customers with a leading next generation broadband service and one of the most advanced TV on-demand services available in the U.K. market. As of December 31, 2009, Virgin Media provided services to approximately 4.8 million residential cable customers on its network. Virgin Media is also one of the U.K.'s largest mobile virtual operators by number of customers, providing mobile telephone services to 2.2 million pre-pay mobile customers and nearly one million contract mobile customers over third party networks. As of December 31, 2009 approximately 60.5% of residential customers on Virgin Media's cable network were "triple-play" customers, receiving broadband internet, television and fixed line telephone services from them, and approximately 10.7% were "quad-play" customers.

        In addition, Virgin Media provides a complete portfolio of voice, data and internet solutions to leading businesses, public sector organizations and service providers in the U.K. through Virgin Media Business (formerly ntl:Telewest Business). Virgin Media also provides a broad range of programming through Virgin Media Television, or Virgin Media TV, which operates its wholly owned channels, such as Virgin1, Living and Bravo; and through UKTV, its joint ventures with BBC Worldwide.

        In 2009, Virgin Media implemented a new operating model for its organization and made corresponding revisions to its internal reporting structure and the related financial information used by its management, including its chief operating decision maker, to assess the performance of its business. As of December 31, 2009, Virgin Media's operating segments were as follows:

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  Consumer:  Its Consumer segment includes the distribution of television programming over its cable network and the provision of broadband and fixed line telephone services to residential consumers, both on and off its cable network. Virgin Media's Consumer segment also includes its mobile telephony and mobile broadband operations, provided through Virgin Mobile.

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  •
  Business:  Its Business segment includes the voice and data telecommunication and internet solutions services it provides through Virgin Media Business to businesses, public sector organizations and service providers.

  •
  Content:  Its Content segment includes the operations of its wholly owned television channels, such as Virgin1, Living and Bravo. Although not included in its Content segment revenue, its content management team also oversees its interest in the UKTV television channels through its joint ventures with BBC Worldwide. On April 1, 2009, Virgin Media sold its sit-up reporting unit which operated a portfolio of auction based retail television channels and was formerly included within its Content segment.

        NTL South Herts operates primarily within Virgin Media's Consumer segment. As such, further discussion on Virgin Media's business within this document is primarily focused on its Consumer segment.

Virgin Media's Cable Network Advantage

        Uniquely in the U.K., Virgin Media's network architecture includes hybrid fiber coax, or HFC, with optical fiber deployed to street cabinets, and a twinned cable, consisting of both high-capacity coaxial cable and twisted copper-pair elements, extending from the street cabinet to customers' homes. Virgin Media believes that this deployment of coaxial cable directly to the home closer to the end user, or deep fiber access, provides it with several competitive advantages in the areas served by its network. For example, its cable network allows it to concurrently deliver downstream broadband services, together with real-time television and video-on-demand content, at higher speeds and with less data loss than comparable services of other providers. Virgin Media's competitors are reliant on the access infrastructure of the incumbent, BT Group plc, or BT, which typically relies on copper-pair technology from the local exchange to the customer's home. Service providers using DSL technology over BT's existing network can currently only provide video services subject to capacity limits which can affect data download speeds. Virgin Media's cable network also offers benefits over the infrastructure of satellite service providers, which are unable to offer interactive services in the absence of a fixed line telephone connection, using third party access infrastructure. By contrast, Virgin Media's cable infrastructure allows it to provide "triple-play" bundled services of broadband internet, television and fixed line telephony services to residential customers in areas served by its network, without relying on a third-party service provider or network. See "—Virgin Media's Network" below for more detailed information relating to its network.

Consumer Segment

Cable Products and Services

        Virgin Media provides cable broadband internet, television and fixed line telephone services under the Virgin Media brand to residential customers in the U.K. Its cable services are distributed via its local access cable network. The cable network covers parts of many major metropolitan areas in England, Wales, Scotland and Northern Ireland. Virgin Media offers its customers a choice of several packages and tariffs within each of its cable product categories. Virgin Media's bundled packaging and pricing are designed to encourage its customers to purchase multiple services across its product portfolio by offering discounts to customers who subscribe to two or more of Virgin Media's products. The types and number of services that each customer uses, and the prices Virgin Media charges for these services, drive its revenue. For example, broadband internet is more profitable than its television services and, on average, its "triple-play" customers are more profitable than "double-play" or "single-play" customers. As of December 31, 2009, 85.2% of its cable customers received multiple services from Virgin Media and 60.5% were "triple-play" receiving broadband internet, television and fixed line telephone services from Virgin Media.

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Broadband Internet

        Virgin Media delivers high-speed broadband internet services to customers on its cable network. As of December 31, 2009, it provided cable broadband services to approximately 3.8 million subscribers. In 2009, Virgin Media completed significant upgrades to its network, including the network-wide roll-out of the latest DOCSIS 3.0 technology, which significantly increased upstream and downstream data transmission speeds across its network. Following these network upgrades, in July 2009, Virgin Media became the first provider to offer download speeds of up to 50 Mbps to over 12 million homes across the UK. In May 2009, Virgin Media also initiated preliminary trials of download speeds of up to 200 Mbps and upload speeds of up to 10 Mbps within limited geographic areas.

        Virgin Media's broadband internet offering currently focuses on three tiers of high-speed broadband service at download speeds of up to 10 Mb, 20 Mb and 50 Mb, respectively. Virgin Media customers within each of these tiers also benefit from unlimited downloads, subject to its fair usage and traffic management policies, and advanced security software, including anti-virus and anti-spyware protection. In 2009, Virgin Media also increased its focus on developing additional products to complement its broadband offering, such as its online data storage service, which allows its top tier subscribers to back-up, store and share specified amounts of data and photographs online for no additional charge. Virgin Media also expects to launch a digital music service in 2010, which will allow its cable broadband customers to stream and download an unlimited number of music tracks from Universal Music's catalogue for a monthly subscription fee.

        Virgin Media operates a web portal, virginmedia.com, which offers a broad range of content, such as music, games, movies and television programming, including near-live clips of English football highlights. In December 2009, Virgin Media introduced an online gaming channel to its web portal, which was followed in January 2010, by the launch of a music channel, offering streaming video content. Virgin Media's customers are also able to access their email accounts and customer care information through its website. Virgin Media generates revenue from its website, primarily from third-party advertising and search engines. Virgin Media also uses the website to cross-promote its product portfolio.

Television

        Virgin Media offers a wide range of television services to customers on its cable network. As of December 31, 2009, Virgin Media provided cable television services to approximately 3.7 million residential subscribers, of which approximately 3.6 million received its digital television, or DTV service and approximately 87,000 received its analog television, or ATV, service.

        Virgin Media's DTV service includes access to over 160 linear television channels, advanced interactive features, and a range of premium subscription- based and pay-per-view services. From June 2009, Virgin Media's subscription-based premium television services have been provided by its Luxembourg subsidiary, Future Entertainment Sarl, trading as Virgin Media Entertainment. Virgin Media offers a free-to-air digital television service, or Free TV, to certain customers on its cable platform. Virgin Media's Free TV service provides access to approximately 45 linear channels and radio services such as Virgin1, Five US, Five, E4 and Yesterday. In addition to its linear television services, which allow its customers to view television programming at a scheduled time, its DTV and Free TV customers also have access to certain digital interactive services, including one of the most comprehensive video-on-demand, or VOD, services in the U.K. See "Virgin TV On Demand" below. Virgin Media also provides ATV services to customers in limited geographic areas.

        Virgin Media's cable network enables it to deliver a broad range of digital interactive services, including games, news, entertainment and information services, from an on-screen menu. Virgin Media also offers interactive "red button" applications from the BBC and other commercial broadcasters.

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"Red button" functionality in the U.K. permits television viewers to press a red button on their remote control handset to receive additional interactive services, including multiple broadcasts. For example, in a Wimbledon tennis broadcast, a customer can press the red button and choose which match to watch.

  Virgin TV On Demand

        Virgin Media's VOD service, Virgin TV On Demand, provides its customers with instant access to a wide selection of premium movies, television programs and series, music videos and other on-demand content. The service offers features such as freeze frame, fast-forward and rewind, which allow its customers increased control over the content and timing of their television viewing. Additionally, Virgin Media's cable network enables it to provide VOD content to its customers with no concurrent degradation of their broadband speed. As of December 31, 2009, Virgin Media had over 4,500 hours of on-demand content. In 2009, its VOD usage increased to 74 million average monthly views in the fourth quarter, up from 55 million average monthly views in the first quarter. Virgin Media believes that customers who use its VOD service are less likely to churn.

        The primary types of content available within Virgin TV On Demand are TV programming, movies and music videos. A selection of content is available free of charge to all of Virgin Media's DTV customers. This is primarily focused within Virgin Media's 'catch-up' TV service which offers approximately 480 hours of popular broadcast TV shows. Virgin Media also offers BBC iPlayer as part of its on-demand service, which enables viewers to catch-up on over 350 hours of BBC programs. In 2009, Virgin Media expanded its VOD offering with content from ITV plc, or ITV, one of the largest commercial broadcasters in the U.K., including the addition of up to 80 hours of catch-up TV per week.

        Virgin Media offers its DTV customers a subscription VOD, or SVOD, package, including up to 2,300 episodes of premium TV programming and over 3,000 music videos. Virgin Media's SVOD package is provided free of charge to subscribers to its top tier TV package and is available for an additional monthly fee to its other DTV customers. In 2009, Virgin Media expanded its SVOD offering with the launch of 'Picture Box,' a subscription movie-on-demand service, offering premium movie content in both standard and high definition format, and with the addition of over 250 hours of TV programming from ITV. All of Virgin Media's DTV customers also have access to pay-per-transaction content, including approximately 500 movies and its entire library of music videos. Pay-per-transaction movies and music are available for 24 hours after purchase and may be accessed multiple times during that period for a single fixed charge.

  High Definition Television

        In 2009, Virgin Media expanded its high definition, or HD, television offering with the introduction of six linear HD channels: ESPN HD, LIVING HD, FX HD, MTV Networks HD, National Geographic Channel HD and C4 HD. Virgin Media also offers HD versions of BBC linear and on-demand content. As of December 31, 2009, Virgin Media offered approximately 260 hours of HD content on Virgin TV On Demand, including BBC iPlayer, HD films and a range of HD TV programming such as Generation Kill, The Sopranos and Planet Earth. Virgin Media's HD content is available to its DTV and Free TV customers.

  Digital Video Recorders

        Virgin Media offers one of the most advanced digital video recorders, or DVRs, in the U.K. Set-top boxes equipped with DVRs digitally record television programming to a hard disk in real-time, which allows customers to pause or rewind the program at any point during or after broadcast. The Virgin Media DVR, which is called the "V+ Box", is available to its DTV customer base for a premium monthly rental option or an up-front payment as part of its top tier. The V+ Box has

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160 Gigabytes of hard disk storage space (up to 80 hours of broadcast television), is HD-enabled and has three tuners, allowing viewers to record two programs while watching a third. Virgin Media's V+ Box customers with an HD-compatible television can also access its HD on-demand content. As of December 31, 2009, Virgin Media had approximately 862,000 V+ Box customers, representing 23.6% of its digital subscribers.

        In 2009, Virgin Media entered into a strategic partnership with TiVo Inc., or TiVo, to develop a next generation set-top box which provides converged television and broadband capabilities. Under the agreement, TiVo will become the exclusive provider of user interface software for Virgin Media's next generation set-top boxes and Virgin Media will become the exclusive distributor of TiVo services and technology in the United Kingdom.

Fixed Line Telephony

        Virgin Media provides local, national and international telephony services to its residential customers on its cable network. Virgin Media offers a basic line rental service to its cable customers for a fixed monthly fee. In addition to basic line rental, Virgin Media also offers tiered bundles of features and services, including calling plans that enable customers to make unlimited national landline calls during specified periods, for an incremental fixed monthly fee. Virgin Media's customers may also subscribe to additional services such as call waiting, call blocking, call forwarding, three-way calling, advanced voicemail and caller line identification services for an additional fee. As of December 31, 2009, Virgin Media provided cable telephony services to approximately 4.1 million residential subscribers.

Marketing and Sales

        Virgin Media's consumer strategy focuses primarily on marketing bundled offerings of products and services across its "quad-play" portfolio to existing and potential customers. Virgin Media's bundling strategy provides its customers with discounts from the price of buying its services separately and the convenience of a single bill. Virgin Media believes that customers who subscribe to multiple services from it are less likely to churn. Virgin Media also actively pursues opportunities to cross-sell complementary services across its product range and up-sell higher value services to its existing customers.

        Virgin Media offers its consumer products and services through a broad range of retail channels, including via telesales, customer care centers, online and points of sale. Virgin Media also engages in direct marketing initiatives through a dedicated national sales force of approximately 250 representatives, as well as comprehensive national and regional mass media advertising initiatives. In 2009, Virgin Media significantly expanded its portfolio of own brand stores with the opening of 26 Virgin Media branded retail stores and the introduction of 23 Virgin Media branded shopping center kiosks. Virgin Media's own brand stores and kiosks offer a complete range of its consumer products and services and, on average, more than half of customers that subscribed to its services at one of its own brand stores during 2009 took one of its triple-play or quad-play product bundles. As of December 31, 2009, Virgin Media had in aggregate 49 own brand stores and 23 kiosks.

        In February 2010, Virgin Media announced its agreement with leading electronics retailer, Best Buy, to showcase and sell Virgin Media products in their stores in the U.K., which are expected to open in the second quarter of 2010.

Customer Service

        Virgin Media believes that effective customer care contributes to customer satisfaction, which results in reduced churn and improved acquisition rates of new customers. As of December 31, 2009, Virgin Media employed approximately 2,450 staff for its cable and non-cable call centers.

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 Business Segment

        Virgin Media's Business segment, managed through Virgin Media Business (formerly ntl:Telewest Business), offers a broad portfolio of voice, data and internet solutions to commercial customers in the U.K., ranging from analog telephony to managed data networks and applications. Through Virgin Media Business, Virgin Media provides services to approximately 65,000 U.K. businesses and over 250 local councils. Virgin Media also supplies communications services to over half of the U.K.'s emergency services providers.

Virgin Media's Network

        Virgin Media delivers high-speed voice and data services over its HFC network using Data Over Cable Service Interface Specification 3.0, or DOCSIS 3.0. Virgin Media's deep fiber access network enables it to transmit data by means of fiber optic cable from origination points known as "headends" and "hubs" to a group of distribution "nodes." The connection into each home from the fiber access network comprises two components combined into a single drop cable. First, to provide television services and high-speed broadband internet access, Virgin Media uses high capacity, two-way, coaxial cable which has considerable bandwidth and is able to support a full portfolio of linear and on-demand TV services as well as high-speed broadband services. Virgin Media currently offers download speeds of up to 50 Mbps via coaxial cable, and has trials underway with respect to download speeds of up to 200 Mbps. Second, Virgin Media uses short length twisted copper-pair to connect fixed line telephony services to its fiber access network. Virgin Media's relatively short twisted copper pairs (typically 500 meters in length) are also capable of supporting the latest Very High Speed Digital Subscriber Line 2, or VDSL2 broadband technologies, enabling speeds of up to 50 Mbps downstream and 10 Mbps upstream. As a result of the extensive use of fiber in its access networks, Virgin Media is also able to provide high-speed Ethernet services directly to business customers and provide nationwide area networking to these customers via its core networks.

        Virgin Media believes that its deep fiber access network has enabled it to take a leading position in the roll-out of next generation broadband access technologies in the U.K. In 2009, Virgin Media completed significant upgrades to its network, including the network-wide roll-out of the latest DOCSIS 3.0 technology which significantly increased upstream and downstream transmission speeds across its network. Virgin Media also invested in extending its network and upgrading from analog to digital in select urban areas where a significant level of traffic is anticipated. In 2009, Virgin Media upgraded or extended its network to provide "triple play" cable capability to over 100,000 additional homes. As of December 31, 2009, approximately 96% of the homes served by Virgin Media's cable network could receive all of Virgin Media's digital television and fixed line telephone services.

        Virgin Media also employs a variety of alternative methods to connect its national telecommunications network over the "last mile" to the premises of customers located beyond the reach of its cable network, including by leasing circuits and DSL connections on the local networks of other service providers.

Information Technology

        The operation and support of Virgin Media's information technology systems are performed by a mix of outsourced and internally managed services. These systems include billing, enterprise resource planning, business intelligence, corporate network, payroll, data center and desktop infrastructure. Virgin Media continues to decommission or consolidate a number of diverse software applications and hardware platforms in order to reduce its dependency on high cost external support and management services. In 2009, Virgin Media completed the in-sourcing of information technology services from one of its outsourced providers, as part of its plan to consolidate systems and partners.

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 Competition

Consumer Segment

        Virgin Media faces intense competition from a variety of entertainment and communications service providers, which offer comparable broadband internet, television, fixed line telephony and mobile telephony services. In addition, technological advances and product innovations have increased and will likely continue to increase the number of alternatives available to Virgin Media's customers from other providers and intensify the competitive environment. See "Risk Factors—Virgin Media operates in highly competitive markets." However, Virgin Media believes that it has a competitive advantage in the U.K. residential market due to the superior technical capabilities of its cable network over the network of the incumbent BT, which many of its competitors rely on to provide their services.

        Virgin Media offers most of its products on a stand-alone basis or as part of bundled packages designed to encourage customers to subscribe to multiple services. Virgin Media offers broadband internet, fixed line telephony and mobile telephony and data services throughout the U.K., and currently offer television services exclusively in areas on its cable network. Key recent developments among our primary competitors include:

  •
  BT Group plc.  BT offers fixed line telephone, broadband and IP-based television services. In 2009, BT commenced roll-out of fiber- based broadband, with coverage expected to reach up to four million homes by the end of 2010, and in aggregate up to 10 million homes by 2012. While the full implementation of this £1.5 billion program has been made subject to the continued existence of favorable regulatory conditions, it is intended to deliver a range of services using a mixture of fiber-to-the-premise or fiber-to-the-cabinet technology, to approximately 2.5 million homes and 7.5 million homes, respectively. During 2009, BT began offering customers within enabled areas broadband download speeds of up to 20 Mbps via next generation Asymmetric Digital Subscriber line, or ADSL2+, technology. BT also continued to expand its library of on-demand programming through a number of agreements with content partners for its IP pay television service, BT Vision.

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  British Sky Broadcasting Group plc.  BSkyB, an established competitor in the pay television market, offers aggressively discounted triple-play bundles of broadband, television and fixed line telephone services. BSkyB currently has a limited "push" VOD service, branded Sky Anytime, pursuant to which content is downloaded to compatible DVRs overnight, but has announced its intention to launch a "pull" VOD service in 2010, which will allow BSkyB to provide a real-time VOD offering. In 2009, BSkyB focused its marketing campaigns heavily on the benefits of HD television and began offering its HD-enabled DVR to subscribers at a substantially reduced cost, or free of charge. In 2010, BSkyB HD DVR was available free of charge with its basic television package. Additionally, BSkyB has also announced its intention to launch a three-dimensional, or 3D television channel in 2010.

  •
  Carphone Warehouse Group plc.  Carphone Warehouse resells mobile phone services (including Virgin Mobile) via its own retail distribution channels and offers fixed line telephone and broadband services under its TalkTalk brand. In July 2009, TalkTalk completed the acquisition of Tiscali's UK broadband business, making it the UK's largest residential broadband provider. During 2009, Carphone Warehouse continued to pursue an aggressive pricing policy for its TalkTalk fixed telephone line and broadband bundle by standardizing the package and offering "Boost" packages (including higher download speed and additional voice calls), which are each available at a fixed incremental cost per month. In 2009, Carphone Warehouse announced its intention to demerge its TalkTalk operations with effect from March 2010. Following the demerger, the resulting entities, TalkTalk Telecom Group PLC and New Carphone Warehouse PLC (to be renamed Carphone Warehouse Group plc), will compete in the markets for broadband and fixed line telephony, and mobile telephony, respectively.

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  •
  Orange.  Orange offers mobile telephony, mobile broadband, fixed line telephony and broadband services. In 2009, Orange launched broadband speeds of up to 20 Mbps for those in an enabled area and began offering a leading, high-end smartphone, currently available on limited networks in the U.K. In August 2009, France Telecom and Deutsche Telekom announced the intention to merge Orange UK and T-Mobile UK as a 50/50 joint venture. If completed, the merger would result in the combined entity being the largest mobile operator in the U.K..

  •
  O2.  O2 offers mobile telephony, mobile broadband and fixed line broadband services. In 2009, O2 focused its mobile offering around smartphones, attractively priced SIM-only tariffs and its customer loyalty program. O2 also continued its aggressive pricing strategy on its home broadband packages and recently announced its intention to enter the fixed line telephony market in March 2010.

Broadband Internet

        Virgin Media's most significant competitor in the market for broadband internet services is BT, which provides broadband internet access services over its own DSL network both as a retail brand and as a wholesale service. An increasing number of companies, such as BSkyB, Carphone Warehouse (TalkTalk), O2 and Orange, are deploying their own network access equipment in BT exchanges via a process known as local loop unbundling, or LLU. LLU allows an ISP to reduce the recurring operating costs incurred through BT Wholesale by reducing the proportion of traffic that must travel directly over BT's network. LLU deployment requires a substantial capital investment to implement, and requires a large customer base to deliver a return on investment. Competitors may use new alternative access technology such as ADSL2+, which provides subscribers with significantly faster download speeds when compared to traditional ADSL connections.

        In addition to the increasing competition and pricing pressure in the broadband market arising from LLU, mobile broadband and technological developments, such as long term evolution, or LTE, 3G mobile technology and other wireless technologies, such as Wi-Fi and Wi-Max, may subject Virgin Media to increased competition over time in the provision of broadband services.

Cable Television

        Virgin Media's digital television services compete primarily with those of BSkyB. BSkyB is the only pay satellite television platform in the U.K. and has a high market share of the U.K. pay television market. BSkyB owns the U.K. rights to both standard definition and HD versions of various sports and movie programming content, which it has used to create some of the most popular premium pay television channels in the U.K. BSkyB is therefore both Virgin Media's principal competitor in the pay television market, and an important supplier of premium television content to Virgin Media.

        Residential customers may also receive digital terrestrial television, or DTT. Digital signals are delivered to customer homes through a conventional television aerial and a separately purchased set-top box or an integrated digital television set. The free-to-air DTT service in the U.K. is branded Freeview. This service is provided by a consortium of operators, including the BBC, and offers customers a limited range of television channels, which include the traditional analog channels as well as BBC HD and ITV1 HD. Customers do not pay a monthly subscription fee for basic Freeview service but must acquire a Freeview enabled set-top box or a television with a digital tuner. Freeview also offers a range of DVRs under the brand "Freeview+". Residential customers may also supplement Freeview DTT offerings by subscribing to additional content through Top Up TV. Top Up TV is a pay television service offering selected programs, which are typically downloaded to the set-top box overnight, for a fixed fee to subscribers who otherwise receive Freeview and have purchased a Top Up TV DVR.

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        There is also a growing demand for full-length video content via broadband connections to the personal computer. Content owners, online aggregators and television channel owners are increasingly using broadband as a new digital distribution channel direct to consumers. In 2008, the BBC launched an initiative know as Project Canvas, to develop technical standards to enable content typically accessed via a computer on the internet to be delivered directly to the television. Project Canvas is intended to provide an open platform, allowing any broadcaster to make its content available via Project Canvas enabled set-top boxes. Participants in the Project Canvas joint venture include ITV, C4, Five, BT and Talk Talk. If Project Canvas is implemented in its current proposed form, in which adoption of a prescribed interface is a condition for competing platforms to use the "Canvas" brand, the availability of a standardized broadband-enabled television platform may result in increased competition for pay television broadcasters. In December 2009, the BBC Trust published a consultation on its provisional decision to approve BBC's participation in the project. Virgin Media has responded to this consultation and is proactively engaged with the BBC Trust and key policy makers to ensure that Canvas does not distort effective competition.

        BBC and ITV also offer a free-to-air digital satellite alternative to Freeview DTT service, known as Freesat. Freesat offers approximately 85 subscription-free channels, including select high definition channels such as BBC HD and ITV HD. Freesat channels are delivered to the home through a separately purchased satellite receiver. Freesat also offers a range of DVRs under the brand "Freesat+".

        Residential customers may also access digital television content by means of internet protocol television, or IPTV. BT Vision, a combined DTT television service and VOD service offered by BT over a DSL broadband connection, is available throughout the U.K. BSkyB also offers a VOD service over a broadband connection, Sky Player TV, which provides live streamed TV and VOD on a subscription basis.

        The U.K. government has stated that it will terminate ATV transmission by 2012. Consumers wishing to receive television services will have to convert to DTV, currently available via cable, digital satellite, DTT or DSL. However, when ATV transmission is terminated, the DTT signal and network may be strengthened. This will enable DTT to be made available to additional customers' homes that cannot currently receive a signal. It may also provide additional capacity to allow the Freeview channel line-up to be expanded to include new channels.

        The communications industry is constantly evolving and there are a number of new and emerging technologies which can be used to provide video services that are likely to compete with Virgin Media's DTV and VOD services. These include DSL services mentioned above and next generation LTE services. Virgin Media expects continued advances in communications technology and in content, such as 3D TV. As a result of changes in technologies, consumer behavior, and in the regulatory and competitive environments, it is difficult to predict how its operations and businesses may be affected in the future.

Fixed Line Telephony

        Virgin Media competes primarily with BT in providing telephone services to residential customers in the U.K. BT occupies an established market position as the incumbent. Virgin Media also competes with other telecommunications companies that provide telephone services directly, through LLU, or indirectly, including Carphone Warehouse (TalkTalk), BSkyB, and mobile telephone operators such as O2, Orange, T-Mobile, Vodafone and 3 UK.

        Virgin Media also competes with mobile telephone networks that offer consumers an alternative to fixed line telephone services. Mobile telephone services also contribute to the competitive price pressure in fixed line telephone services.

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        In addition, Virgin Media faces competition from companies offering voice over internet protocol, or VoIP, services using the customer's existing broadband connection. These include services offered by independent providers, such as Vonage and Skype, as well as those affiliated with established competitors such as BT and Orange. These services generally offer free calls between users of the same service, but charge for calls made to fixed line or mobile numbers either on a flat monthly rate for unlimited calls (typically restricted to geographic areas) or based on usage.

Business Segment

        The U.K. business telecommunications market is characterized by strong competition and ongoing consolidation. Competition in the U.K. business telecommunications market continues to be value driven, the key components of which are quality, reliability and price.

        Virgin Media Business competes primarily with traditional network operators, such as BT and C&W. BT represents the main competitive threat nationally due to its network reach and product portfolio. Virgin Media also competes with regional providers, such as COLT Telecom Group plc, or COLT Telecom, which have a strong network presence within limited geographic areas. Recently, Virgin Media has faced increasing competition from the launch of services by MNOs targeting small business customers.

        Within retail markets, traditional competitors are becoming increasingly focused, with organizations such as C&W targeting larger national and multi- national corporations. Virgin Media continues to focus on small, medium and large nationally oriented businesses and public sector organizations. SIs, such as Affiniti, a trading name of Kingston Communications (Hull) Plc, are also becoming an increasing competitive threat, as large organizations continue to focus on IT integration, management and outsourcing.

Regulatory Matters

Overview

Legislative Framework

        Virgin Media's business activities are subject to the laws and regulations of the European Union and the U.K. The descriptions which follow are summaries and should be read in conjunction with the texts of the relevant directives, statutes and regulations.

        The primary legislation relating to Virgin Media's sector is the U.K. Communications Act 2003, or the Communications Act. The Communications Act regulates all forms of communications technology, whether used for telecommunications or broadcasting, and implements a series of relevant European Union, or EU, directives, as set out below:

  •
  Directive 2002/21 on a common regulatory framework for electronic communications networks and services;

  •
  Directive 2002/20 on the authorization of electronic communications networks and services;

  •
  Directive 2002/19 on access to and interconnection of electronic communications networks and associated facilities; and

  •
  Directive 2002/22 on universal service and users rights relating to electronic communications networks and services.

        These directives are supplemented by EU Directive 2002/58, concerning the processing of personal data and the protection of privacy in the electronic communications sector, which was implemented in the U.K. by the Privacy and Electronic Communications Regulations 2003. Collectively, the preceding five EU directives are referred to as the European Framework.

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        In December 2009, the European Parliament amended the European Framework to provide for enhanced consumer and business protection measures and adopted a new directive establishing an EU-wide communications regulatory body. These reforms are required to be transposed into law in the U.K. by June 2011.

        Virgin Media is also subject to regulation under the U.K. Broadcasting Acts 1990 and 1996 and other U.K. statutes and subordinate legislation, including the Competition Act and the Enterprise Act.

U.K. Regulatory Authorities

        The U.K. Office of Communications, or Ofcom, is the key regulatory authority for the communications sector in which we operate. Additionally, the U.K. Office of Fair Trading has concurrent jurisdiction with respect to competition matters relating to electronic communications. Ofcom is responsible for furthering the interests of consumers by promoting competition. In particular, Ofcom is responsible for regulating the behavior of providers of electronic communications networks or services that have significant market power, or SMP, in identified markets, which may have a harmful influence on competition and consumers. A provider is deemed to have SMP if it has a position of economic strength affording it the power to act independently of competitors and customers within a given market.

Development of the U.K. Digital Economy

        In June 2009, the U.K. government published a report setting out its strategy for the further development of the digital and communication sectors in the U.K., know as the Digital Britain Report. The Digital Britain Report outlines proposals, addressed to both regulators, such as Ofcom, and industry, to support and develop the U.K. digital economy. Key proposals in the area of telecommunications include:

  •
  A three year plan to boost digital participation;

  •
  universal access to broadband connections of 2 Mbps by 2012;

  •
  the creation of a fund, via taxation, to deliver next generation broadband;

  •
  liberalization of spectrum to further the deployment of long term evolution, or LTE, services; and

  •
  legal and regulatory proposals to curb digital piracy.

        In November 2009, the U.K. government published the Digital Economy Bill, which is intended to give effect to the majority of the proposals in the Digital Britain Report requiring primary legislation. The Digital Economy Bill covers a number of the recommendations under the Digital Britain Report, including measures to address illicit file sharing, and new duties of Ofcom to promote investment in networks and public service content, and to expand its reporting duties. Virgin Media intends to engage closely with the relevant authorities on the design and implementation of these measures, in particular with respect to the universal access and next generation proposals and initiatives to combat illicit file sharing.

        As part of the Digital Britain program, the U.K. government is also undertaking a number of consultations on detailed issues, including with respect to new approaches to the use and allocation of wireless radio spectrum and the next generation broadband fund. Virgin Media is actively engaged in the consultation processes related to its business activities. For example, in response to the consultation on spectrum modernization, Virgin Media has engaged with relevant U.K. governmental authorities and industry stakeholders active in the U.K. and the EU to promote its position that future uses of spectrum should not be implemented in a manner which has a significant adverse impact on the

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existing activities or equipment currently operating in those frequencies, including the customer premise equipment of its customers and those of other communications service providers.

Regulation of Television Services

        Virgin Media is required to hold individual licenses under the Broadcasting Acts 1990 and 1996 for any television channels which it owns or operates and for the provision of certain other services on its cable TV platform, such as electronic program guides. These television licensable content service, or TLCS, licenses are granted and administered by Ofcom. Under the licenses, each covered service must comply with a number of Ofcom codes, including the Broadcasting Code, and with all directions issued by Ofcom. Breach of any of the terms of a TLCS license may result in the imposition of fines on the license holder and, ultimately, to the license being revoked.

        In March 2007, following receipt of a request from Virgin Media, in conjunction with other affected operators, Ofcom initiated an investigation into the U.K. pay television market. Virgin Media's joint submission outlined certain features of the U.K. pay TV market which, it believes, distort effective competition within this market and, in particular, favor the pay TV provider BSkyB. Ofcom has since solicited responses to several consultations on this market. In its latest consultation on the pay TV market, issued in June 2009, Ofcom found that BSkyB has SMP in the wholesale supply of certain premium sports and premium movie channels and further identified incentives for BSkyB to restrict supply of these channels to other pay TV providers. In this consultation, Ofcom set out specific details of its proposed wholesale must-offer remedy including indicative wholesale premium prices. In conjunction with the pay TV investigation, Ofcom is also considering a proposal by BSkyB to replace its three free-to-air channels on Freeview with a bundled retail offering of five pay TV services, referred to as Picnic, which would include certain premium sports and premium movie channels, as the competition concerns and remedies proposed by Ofcom in the pay TV investigation are of direct relevance to its assessment of Picnic. Virgin Media submitted a response to the third consultation in September 2009 and expect Ofcom to issue its final statement on the pay TV market in early 2010. If implemented in its proposed form, such a remedy could reduce the wholesale prices Virgin Media is charged for premium TV content and improve the availability of BSkyB HD premium content, which would enable it to offer more competitive and innovative consumer offerings.

        Ofcom also initiated a review in 2006 of the terms under which operators of DTV platforms in the U.K., such as Virgin Media, allow access to their platforms for third-party television channels and content providers. However, this review has not progressed beyond its initial stages and is not likely to do so until Ofcom has concluded its investigation into pay TV. Virgin Media is therefore unable to assess the likely outcome of this review and resulting impact on its activities in this sector at this time.

Regulation of Telecommunications Services

        In order to operate in the telecommunications sector, a provider must comply with general conditions imposed by Ofcom. These general conditions cover a broad range of issues, including interconnection standards, number portability, deployment of telephone numbers, access to emergency services, and sales and marketing standards. Any breach of these general conditions could lead to the imposition of fines by Ofcom and, ultimately, to the suspension or revocation of a company's right to provide electronic communications networks and services. Ofcom also undertakes periodic reviews of the various economic markets within the telecommunications sector to establish whether any provider has SMP warranting the imposition of remedies.

Fixed Line Telephony Services

        As a fixed network operator Virgin Media, like all other fixed network operators, including the incumbent, BT, are deemed to have SMP in wholesale call termination on its own network, and are

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therefore subject to SMP conditions in this market. However, these conditions do not have a significant impact on Virgin Media's ability to compete in the wholesale market. Recent changes in market conditions at the retail level led to a finding in September 2009 by Ofcom that BT no longer had SMP in retail telephony and the consequent removal of all relevant SMP conditions. This removal of SMP conditions may result in increased competition for Virgin Media in the markets for retail fixed line telephony.

Corporate Responsibility

        Virgin Media is committed to demonstrating corporate responsibility, or CR, across all of its business activities. Virgin Media has implemented a CR governance structure to deliver more effective scrutiny and management of the issues most likely to impact its reputation as a responsible business. Virgin Media's CR Committee, chaired by its chief executive officer and comprised of members of its senior management, convenes quarterly and advises on the most effective means of managing the CR risk and opportunity that emerge from this process.

        During the course of 2009, Virgin Media focused on identifying those issues that have the most impact on its ability to demonstrate CR. Virgin Media's key priority is to ensure that its customers can safely and confidently enjoy the benefits of its digital product which it refer to as the provision of "digital confidence." Other priorities include managing its environmental impact, particularly its carbon emissions; ensuring that Virgin Media deals with suppliers that share its commitment to sustainability; and developing the quality of its workplace through focusing on issues such as diversity and wellness.

Seasonality

        Some revenue streams are subject to seasonal factors. For example, fixed line telephone usage revenue by customers and businesses tends to be slightly lower during summer holiday months. Virgin Media's consumer cable churn rates include persons who disconnect their service because of moves, resulting in a seasonal increase in its churn rates during the summer months when higher levels of U.K. house moves have traditionally occurred and students leave their accommodation between school years.

Research and Development

        Virgin Media's research and development activities involve the analysis of technological developments affecting its cable television, telephone and telecommunications business, the evaluation of existing services and sales and marketing techniques and the development of new services and techniques.

Patents, Trademarks, Copyrights and Licenses

        Virgin Media does not have any material patents or copyrights nor does it believe that patents play a material role in its business. Virgin Media owns or has the right to use registered trademarks, which in some cases are, and in others may be, of material importance to its business, including the exclusive right to use the "Virgin" name and logo under licenses from Virgin Enterprises Limited in connection with its corporate activities and the activities of its consumer and business operations, and a large part of its content operations. These licenses, which expire in April 2036, are exclusive to Virgin Media within the U.K. and Ireland and are subject to renewal on terms to be agreed. They entitle Virgin Media to use the "Virgin" name for the television, broadband internet, fixed line telephone and mobile phone services it provides to its consumer and business customers, and in connection with the acquisition and branding of sports, movies and other premium television content and the sale of certain communications equipment, such as set top boxes and cable modems. For Virgin Media's content operations, it is entitled to use the "Virgin Media Television" name for the creation, distribution and management of its wholly owned television channels, and to use the "Virgin" name for its television

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channel, Virgin1. For its business division, Virgin Media is licensed to use the name "Virgin Media Business" for the provision of business communications services. Virgin Media's license agreements provides for an annual royalty of 0.25% of certain consumer, business and content revenues, subject to a minimum annual royalty of £8.7 million in relation to its consumer and content operations, excluding Virgin1, and £1.5 million in relation to its business operations. With respect to Virgin1, Virgin Media pays an annual royalty of 0.5% of revenues received by that channel, subject to a minimum of £100,000. As part of the agreement, it has the right to adopt, and have adopted, a company name for its parent, Virgin Media Inc., over which, together with the name "Virgin Media", it retains worldwide exclusivity. Virgin Media also has the right to use the "Virgin Media Entertainment" name for its premium TV distribution operations in Luxembourg.

Employees

        As the management of our business is performed by Virgin Media, we do not have any employees on our payroll. At December 31, 2009, Virgin Media had 12,107 employees, of whom 10,939 were full-time and 1,168 were part-time employees. Virgin Media also had 1,355 temporary employees. Approximately 12% of its employees are covered by recognition agreements with the Communication Workers Union, or CWU, and the Broadcasting, Entertainment, Cinematograph and Theatre Union, or BECTU. These agreements are terminable by either the relevant union or Virgin Media with three months' written notice. Except for these arrangements, no other employees are covered by collective bargaining agreements. Virgin Media believes it has good relationships with its employees, CWU and BECTU.

Item 1A.    RISK FACTORS

        Our business, financial condition or results of operations could be materially adversely affected by any of the risks and uncertainties described below. Additional risks not presently known to us, or that we currently deem immaterial, may also impair our business.

 Risks Relating to Our Business and Industry

We rely on the continued support of Virgin Media.

        We do not directly employ personnel of our own. The various personnel required to operate our network are employed by Virgin Media Limited and its affiliates, and our business is managed by our General Partner, NTL Fawnspring Limited, a wholly owned subsidiary of Virgin Media, from its headquarters in Hook, Hampshire. We also generally rely on Virgin Media's management, organization, financing and infrastructure to carry on our business operations. If Virgin Media were unable, or ceased, to provide us with these essential services, we would be unable to provide services to our customers. Our reputation would be materially adversely affected and we would lose customers and revenue. We might not be able to continue the operation of our business.

There is no established public trading market for our limited partnership interests and disposition thereof is restricted.

        While our limited partnership interests are publicly held, there is no established public trading market for our limited partnership interests, nor is it expected or intended that such a market will develop in the future.

        In addition, there are limitations on the transferability of interests in the partnership, including a condition that our General Partner consents to any transfer. A limited partner may therefore be unable to liquidate an investment whenever the limited partner decides and may be required to bear the risk of the investment for an indefinite period of time.

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There are conflicts of interests arising out of transactions entered into with our General Partner and its affiliates.

        Our General Partner has concluded, on our behalf, various arrangements and agreements with itself and its affiliates to provide services to us, including the provision of consulting and management, financing, infrastructure, marketing, billing, basic television channels and other services. Our General Partner and its affiliates could enter into additional arrangements with us in the future, including merger, acquisition and disposition transactions. Some of these arrangements are included in our Partnership Agreement, while others are subject to standards included in our Partnership Agreement. Additionally, some of these arrangements involve reimbursement for direct and indirect expenses and charges allocated to us.

        Our General Partner has a duty to act in good faith and in our best interests in dealing with us, and not to take advantage of (or permit its respective affiliates to take advantage of) the conflicts arising out of these relationships. However, none of the arrangements were negotiated at arm's-length and there can be no assurance that the terms are as favorable as those available from unaffiliated parties.

We have incurred losses in the past and may not be profitable in the future.

        In 2009, we made a net profit of $4.8 million, however we have incurred substantial aggregate net losses since our inception. We may not continue to make a net profit in the future and may never be profitable on an aggregate basis. Additionally, failure to achieve profitability could adversely affect our ability to make required payments or obtain additional required funds which would make it impossible for us to continue to operate our business.

We operate in a limited geographical area.

        Our franchise area comprises the three administrative areas of Three Rivers, Watford and Hertsmere, in which there are approximately 95,400 homes. Given the relatively limited size of our franchise area, material problems affecting our ability to provide services to our customers would likely affect the totality of our franchise area. Consequently, any resulting loss of customers and revenues would not be compensated by revenues from another part of our business that would not have been affected. Similarly, other local events may disproportionately affect customers, business, and revenues.

The IRS could treat us as a corporation for tax purposes, which would negatively affect our limited partners.

        The after-tax economic benefit of an investment in the limited partnership interests depends largely on our being treated as a partnership for federal income tax purposes. We have not requested, and do not plan to request, a ruling from the IRS on this or any other tax matter affecting us.

        If we were treated as a corporation for federal income tax purposes, we would pay federal income tax on our income at the corporate tax rate, which is currently a maximum of 35%. Distributions to our limited partners may be taxed again as corporate dividends, and no income, gains, losses or deductions would flow through to them. Because a tax would be imposed upon us as a corporation, any cash available for distribution to our limited partners could be reduced.

        Current law may change so as to cause us to be treated as a corporation for federal income tax purposes or otherwise subject us to entity-level taxation.

Our limited partners may be required to pay taxes on income from us even if they do not receive any cash distributions from us.

        Our limited partners will be required to pay any federal income taxes on their share of our taxable income even if they receive no cash distributions from us. Our limited partners may not receive cash

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distributions from us equal to their share of our taxable income or even the tax liability that results from that income.

Risks Relating to Virgin Media's Business and Industry

        We operate entirely within Virgin Media's Consumer and Business segments and our services are provided and sold to our customers by Virgin Media on an integrated basis with Virgin Media services. As a result, the following Virgin Media risk factors are also relevant to our operations, and references to the risks to Virgin Media should, as appropriate, be read as risks to us.

Virgin Media operates in highly competitive markets.

        The markets for broadband internet, television, telephony and business services in which Virgin Media operates are highly competitive. Virgin Media faces significant competition from established and new competitors in each of these markets, and believes that competition will intensify as technology evolves. For example, distribution of entertainment and other information over the internet, as well as through mobile phones and other devices, continues to increase in popularity. These technological developments are increasing the number of media choices available to subscribers. In addition, continued consolidation within the media industry may permit more competitors to offer "triple-play" bundles of digital television, fixed line telephone and broadband services, or "quad-play" bundles including mobile telephone services. Many of Virgin Media's competitors are part of multi-national groups, and some may have substantially greater financial resources and benefit from greater economies of scale than it does.

        In order to compete effectively, Virgin Media may be required to reduce the prices it charges for its services or increase the value of its services without being able to recoup associated costs. In addition, some of its competitors offer services that Virgin Media is unable to offer. Any increase in competitive pressures in its markets may lead to a decrease in its average revenue per user, increased costs, increased customer churn or a reduction in the rate of customer acquisition, which could have an adverse effect on its business, financial condition, results of operations and cash flows.

The sectors in which Virgin Media competes are subject to rapid and significant changes in technology, and the effect of technological changes on its businesses cannot be predicted.

        The broadband internet, television, telephony and business services sectors are characterized by rapid and significant changes in technology. Advances in current technologies, such as VoIP (over fixed and mobile technologies), 3D TV, mobile instant messaging, wireless fidelity, or WiFi, the extension of local WiFi networks across greater distances, or WiMax, LTE, internet protocol television, or the emergence of new technologies, may result in Virgin Media's core offerings becoming less competitive or render its existing products and services obsolete. Virgin Media may not be able to develop new products and services at the same rate as its competitors or keep up with trends in the technology market as well as its competitors. The cost of implementing emerging and new technologies could be significant, and its ability to fund that implementation may depend on its ability to obtain additional financing. Similarly, the deployment of new technologies in the spectrum frequencies in which Virgin Media operates could have an impact on the existing services offered by it, with consequential impact on its businesses.

If Virgin Media does not maintain and upgrade its networks in a cost-effective and timely manner, it could lose customers.

        Maintaining an uninterrupted and high-quality service over its network infrastructure is critical to Virgin Media's ability to attract and retain customers. Providing a competitive service level will depend

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in part on its ability to maintain and upgrade its networks in a cost-effective and timely manner. The maintenance and upgrade of its networks will depend upon, among other things, its ability to:

  •
  modify network infrastructure for new products and services, including faster broadband speeds;

  •
  install and maintain cable and equipment; and

  •
  finance maintenance and upgrades.

        Virgin Media's covenants in its senior credit facility effectively restrict its use of cash. If these covenants affect its ability to replace network assets at the end of their useful lives or if there is any reduction in its ability to perform necessary maintenance on network assets, its networks may have an increased failure rate, which is likely to lead to increased customer churn.

A failure in Virgin Media network and information systems could significantly disrupt its operations, and a disruption or failure of such networks or systems may disrupt its business.

        Certain network and information systems are critical to Virgin Media's business activities. Network and information systems-related events, such as theft, computer hackings, computer viruses, worms or other destructive or disruptive software, or other malicious activities, or power outages, gas build-up, fire, natural disasters, terrorist attacks, war or other similar events, could result in a degradation or disruption of its cable and non-cable services, excessive call volume to call centers or damage to its equipment and data. Virgin Media does not have a company-wide disaster recovery plan, however, it continues to develop plans for key areas of risk in the business. For example, in 2009 Virgin Media developed a business-wide continuity plan to manage significant disruptions to its business due to the threat of pandemic influenza.

        Sustained or repeated system failures that interrupt Virgin Media's ability to provide service to its customers, prevent it from billing and collecting revenue due to it, or that otherwise prevent it from meeting its obligations to its customers in a timely manner, would adversely affect its reputation and result in a loss of customers and revenue. These network and information systems-related events could also result in significant expenditures to repair or replace the damaged networks or information systems or to protect them from similar events in the future. Further, any security breaches, such as misappropriation, misuse, penetration by viruses, worms or other destructive or disruptive software, leakage, falsification or accidental release or loss of information maintained in Virgin Media's information technology systems (or those of its business partners) and networks, including customer, personnel and vendor data, could damage its reputation, result in legal and/or regulatory action against Virgin Media and require it to expend significant capital and other resources to remedy any such security breach. The occurrence of any such network or information system-related events or security breaches could have a material adverse effect on its business and results of operations.

Unauthorized access to the Virgin media network could result in a loss of revenue.

        Virgin Media relies on the integrity of its technology to ensure that its services are provided only to identifiable paying customers. In 2009, Virgin Media upgraded the conditional access system which it uses to encrypt pay television and broadband services transmitted to its customers. However, increasingly sophisticated means of illicit piracy of television and broadband services are continually being developed, including in response to evolving technologies. Billing and revenue generation for Virgin Media's pay television and broadband services rely on the proper functioning of its encryption systems. While Virgin Media continues to invest in measures to manage unauthorized access to its networks any such unauthorized access would result in a loss of revenue, and any failure to respond to security breaches could raise concerns under its agreements with content providers.

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Virgin Media relies on third-party suppliers and contractors to provide necessary hardware, software or operational support.

        Virgin Media relies on third-party vendors to supply it with a significant amount of customer equipment, hardware, software and operational support necessary to operate its network and systems and provide its services. In many cases, Virgin Media has made substantial investments in the equipment or software of a particular supplier, making it difficult for it in the short term to change supply and maintenance relationships in the event that its initial supplier is unwilling or unable to offer it competitive prices or to provide the equipment, software or support that it requires. Virgin Media is also exposed to risks associated with the potential financial instability of its suppliers, some of whom have been adversely affected by the global economic downturn. If its suppliers were to discontinue certain products, were unable to provide equipment to meet its specifications, seek to charge prices that are not competitive or interrupt the provision of equipment or services to Virgin Media, whether as a result of bankruptcy or otherwise, its business and profitability could be materially adversely affected.

        Virgin Media also relies upon a number of third-party contractors to construct and maintain its network and to install its equipment in customers' homes. Quality issues or installation or service delays relating to these contractors could result in liability, reputational harm or contribute to customer dissatisfaction, which could result in additional churn or discourage potential new customers.

Virgin Media is licensed to use the "Virgin" name and logo but does not own it.

        Virgin Media uses the "Virgin" name and logo in connection with its corporate activities and the activities of its consumer, business and a large part of its content operations under a 30-year license agreement with Virgin Enterprises Limited. The use of the Virgin name and brand carries various risks, including the following:

  •
  Virgin Media is substantially reliant on the general goodwill of consumers towards the Virgin brand. Consequently, adverse publicity in relation to the Virgin Group or its principals, particularly Sir Richard Branson, who is closely associated with the brand, or in relation to another Virgin name licensee, could have a material adverse effect on its business;

  •
  the license agreement expires in April 2036 (subject to renewal on terms to be agreed), and Virgin Media is obligated to pay a termination payment if the license is terminated early under certain circumstances; and

  •
  Virgin Media is required to meet certain customer service level requirements.

        The service level requirements are grouped into three key categories: (i) Base Service Levels which, in addition to ensuring that employees are fully-trained, competent, courteous and respectful, set basic standards against which to measure complaint handling, complaint levels and call center performance; (ii) Technical Service Levels which measure certain technical requirements that affect its customers' experience, such as service availability and service response times; and (iii) Aspirational Service Levels, which are levels of service that Virgin Media and Virgin Group wish to achieve over time, to create new service measures and increase the demands on certain existing measures, covering a range of matters including customer satisfaction, customer advocacy, complaint levels, call center performance and staff satisfaction.

        A failure to meet its obligations under the license agreement could lead to a termination of the license. If Virgin Media loses the right to use the Virgin brand, it would need to rebrand the affected areas of its business, which could result in increased expenditures and increased customer churn.

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Virgin Media's operating performance will depend, in part, on its ability to control customer churn.

        Customer churn is a measure of customers who stop using Virgin Media's services and controlling churn is a key element of its operational performance. Virgin Media's customer churn may increase as a result of:

  •
  customers moving to areas where Virgin Media cannot offer its digital television, or DTV, services;

  •
  the availability of competing services, some of which may, from time to time, be less expensive or technologically superior to those offered by Virgin Media or offer content that Virgin Media does not offer;

  •
  interruptions to the delivery of services to customers over Virgin Media's network and poor fault management;

  •
  a general reduction in the quality of Virgin Media's customer service; or

  •
  a general deterioration in economic conditions that could lead to customers being unable or unwilling to pay for Virgin Media's services.

        An increase in customer churn can lead to slower customer growth and a reduction in revenue.

Virgin Media's inability to obtain popular programming, or to obtain it at a reasonable cost, could potentially have a material adverse affect on the number of customers or reduce margins.

        For the provision of television programs and channels distributed via its cable network, Virgin Media enters into agreements with program providers, such as public and commercial broadcasters, or providers of pay or on-demand television. Virgin Media has historically obtained a significant amount of its premium programming and some of its basic programming and pay-per-view sporting events from BSkyB, one of its main competitors in the television services business. BSkyB is a leading supplier of programming to pay television platforms in the U.K. and is the exclusive supplier of some programming, including its Sky Sports channels and Sky Movie channels, which are the most popular premium subscription sports and film channels, respectively, available in the U.K. Virgin Media buys BSkyB wholesale premium content on the basis of BSkyB's rate card terms and pricing, which can be changed on 45 days' notice by BSkyB, and not under a long term supply contract.

        In addition to providing programming to Virgin Media, BSkyB competes with Virgin Media by offering its programming directly to its digital satellite customers. As a result of BSkyB's ownership of this content, it is able to charge Virgin Media a price for its content that makes it challenging for Virgin Media to compete with BSkyB's own retail pricing and still maintain a profit margin on the sale of that premium programming. BSkyB also offers content, such as HD, some sports programming and interactive content, exclusively to its digital satellite customers and not to Virgin Media. Ofcom has been conducting an investigation into the U.K. pay TV market and is expected to issue its final statement in early 2010. Ofcom's proposed remedy, if implemented, could reduce the wholesale prices Virgin Media is charged for BSkyB premium TV content and improve the availability of BSkyB HD premium content, which would enable Virgin Media to offer more competitive and innovative consumer offerings. See "Regulatory Matters—Regulation of Television Services."

        In addition to BSkyB, Virgin Media's significant programming suppliers include the BBC, ITV, Channel 4, UKTV, Five, Viacom Inc., ESPN, Discovery Communications Inc. and Turner, a division of Time Warner Inc. Virgin Media's dependence on these suppliers for television programming could have a material adverse effect on its ability to provide attractive programming at a reasonable cost. In addition, the loss of programs could negatively affect the quality and variety of the programming delivered to its customers, which could have a material adverse effect on its business and increase customer churn.

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Virgin Media may be adversely affected by a general deterioration in economic conditions.

        Virgin Media's ability to grow or maintain its business may be adversely affected by weakening global or domestic economic conditions, wavering consumer confidence, unemployment, tight credit and insurance markets, declines in global and domestic stock markets and other factors adversely affecting the global and domestic economy. In particular, the risks associated with certain segments of the Virgin Media business become more acute in periods of a slowing economy or recession. In its Content segment, a slowing economy has been accompanied by a decrease in advertising on its channels. Generally, expenditures by advertisers are sensitive to economic conditions and tend to decline in recessionary periods and other periods of uncertainty. In addition, unfavorable events in the economy, including a deterioration in the credit and equity markets, could significantly affect consumer and business demand for Virgin Media's products, as consumers may delay purchasing decisions or reduce or reallocate their discretionary funds. Virgin Media is also exposed to risks associated with the potential financial instability of its customers, suppliers, distributors and other third parties, many of whom may be adversely affected by the general economic downturn. Suppliers may also be more cautious in supplying goods to Virgin Media and may request additional credit enhancements or more restrictive payment terms. While the impact of an economic slowdown on the Virgin Media business is difficult to predict, it could result in a decline in revenue and a decrease in its cash flows.

Virgin Media may be unable to implement its operational restructuring plan successfully and realize the anticipated benefits, and this could negatively affect its financial performance.

        During the fourth quarter of 2008, Virgin Media commenced the implementation of a restructuring plan aimed at driving further improvements in its operational performance and eliminating inefficiencies in order to create a fully- integrated, customer-focused organization. The restructuring process could cause an interruption, or loss, of momentum in the activities of one or more of its businesses and the loss of key personnel. The diversion of management's attention and any delays or difficulties incurred in connection with the restructuring activity could result in the disruption of its ongoing businesses or inconsistencies in its standards, controls, product offerings, level of customer service, procedures and policies that could negatively affect its ability to maintain relationships with customers, suppliers, employees and others with whom Virgin Media has business dealings. The implementation of the plan will involve the incurrence of substantial operating and capital expenditures to achieve long term savings, including employee termination costs, lease and contract exit costs, purchases of fixed assets and other related expenses. Additional unanticipated costs may also be incurred. Although Virgin Media expects that the elimination of costs, as well as the realization of efficiencies and other benefits related to the implementation of the plan, will offset the restructuring-related costs over time, this net benefit expected may not be achieved in the near term, or at all.

Virgin Media is subject to currency and interest rate risks.

        Virgin Media is subject to currency exchange rate risks because substantially all of its revenues and operating expenses are paid in U.K. pounds sterling, but it pays interest and principal obligations with respect to a portion of its indebtedness in U.S. dollars and euros. To the extent that the pound sterling declines in value against the U.S. dollar and the euro, the effective cost of servicing its U.S. dollar and euro-denominated debt will be higher. Changes in the exchange rate result in foreign currency gains or losses.

        Virgin Media is also subject to interest rate risks. Before taking into account the impact of current hedging arrangements, as of December 31, 2009, Virgin Media would have had interest determined on a variable basis on £3,112.8 million, or 52.1%, of its long term debt. An increase in interest rates of 0.25% would increase unhedged gross interest expense by approximately £7.8 million per year.

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        To manage these currency exchange and interest rate risks, Virgin Media has entered into a number of derivative instruments, including interest rate swaps, cross-currency swaps and foreign currency forward rate contracts. Some of these hedges do not qualify as hedges under U.S. GAAP. After giving effect to these hedges, an increase in interest rates of 0.25% would increase its gross interest expense by approximately £0.3 million per year.

        Virgin Media also incurs costs in U.S. dollars, euros and South African rand, in the ordinary course of its business, such as TV programming, customer premise equipment and network maintenance services. Any deterioration in the value of the pound relative to the U.S. dollar, euro or the rand increases the effective cost of purchases made in these currencies as most of these exposures are not hedged.

Virgin Media is subject to significant regulation; changes in U.K. and EU laws, regulations or governmental policy affecting the conduct of its business may have an adverse impact on its ability to set prices, enter new markets or control its costs.

        Virgin Media's principal business activities are regulated and supervised by Ofcom and the U.K. Office of Fair Trading, among other regulators. Regulatory change is an ongoing process in the communications sector at both the U.K. and the EU level. Changes in laws, regulations or governmental policy affecting its activities and those of its competitors could significantly influence how Virgin Media operates its business and introduces new products and services. For example, regulatory changes relating to its activities and those of its competitors, such as changes relating to third party access to cable networks, the costs of interconnection with other networks or the prices of competing products and services, or any change in policy allowing more favorable conditions for other operators, could adversely affect its ability to set prices, enter new markets or control its costs. Virgin Media's ability to introduce new products and services may also be affected if it cannot predict how existing or future laws, regulations or policies would apply to such products or services. In addition, its business and the industry in which it operates are subject to investigation by regulators, which could lead to enforcement actions, fines and penalties or the assertion of private litigation claims and damages. Any such action could harm Virgin Media's reputation and result in increased costs to the business.

There is no assurance that new products Virgin Media may introduce will achieve full functionality or market acceptance.

        Virgin Media's strategy requires that it rolls-out new products and services, such as its introduction of broadband download speeds of up to 50 Mbps across its network in 2009 and up to 100 mbps in 2010 and 2011, its current trials of broadband download speeds of up to 200 Mbps and upstream speeds of up to 10 Mbps in limited geographic areas and its development of a next generation set-top box and related services with TiVo. Virgin Media is also increasing the availability of content available via its mobile telephony platform. There is no assurance that any new product or service that it may develop will perform as expected or gain market acceptance, which could have a negative impact on its results of operations.

Virgin Media is subject to tax in more than one tax jurisdiction and its structure poses various tax risks.

        Virgin Media is subject to taxation in multiple jurisdictions, in particular, the U.S. and the U.K. Its effective tax rate and tax liability will be affected by a number of factors in addition to its operating results, including the amount of taxable income in particular jurisdictions, the tax rates in those jurisdictions, tax treaties between jurisdictions, the manner in which and extent to which it transfers funds to and repatriates funds from its subsidiaries, accounting standards and changes in accounting standards, and future changes in the law. As Virgin Media operates in more than one tax jurisdiction and may therefore incur losses in one jurisdiction that cannot be offset against income earned in a

27

different jurisdiction, it may pay income taxes in one jurisdiction for a particular period even though on an overall basis it incurs a net loss for that period.

        Virgin Media has a U.S. holding company structure in which substantially all of its operations are conducted in U.K. subsidiaries that are owned by one or more members of a U.S. holding company group. As a result, although it does not expect to have current U.K. tax liabilities on its operating earnings for at least the medium term, its operations may give rise to U.S. tax on "Subpart F" income generated by its U.K. subsidiaries, or on repatriations of cash from its U.K. operating subsidiaries to the U.S. holding company group. While Virgin Media believes that it has substantial U.S. tax basis in some of its U.K. subsidiaries which may be available to avoid or reduce U.S. tax on repatriation of cash from its U.K. subsidiaries, there can be no assurance that the Internal Revenue Service, or IRS, will not seek to challenge the amount of that tax basis or that Virgin Media will be able to utilize such basis under applicable tax law. As a result, although in accordance with applicable law Virgin Media will seek to minimize its U.S. tax liability as well as its overall worldwide tax liability, it may incur U.S. tax liabilities with respect to repatriation of cash from its U.K. subsidiaries to the United States. The amount of the tax liability, if any, would depend upon a multitude of factors, including the amount of cash actually repatriated.

        Virgin Media also pays value added tax, or VAT, on its revenue generating activities in the U.K. From time to time, the U.K. tax authorities review the basis upon which Virgin Media assess its VAT liability with respect to its activities. Virgin Media is currently in a dispute with the tax authorities over two of these reviews. See Virgin Media's annual report on Form 10-K, as filed with the SEC on February 26, 2010. "Management's discussion and Analysis of financial Condition and Results of Operations—Consolidated Results of Operations—Consolidated Results of Operations for the Years Ended December 31, 2009 and 2008—Contingent Losses."

Acquisitions and other strategic transactions present many risks, and Virgin Media may not realize the financial and strategic goals that were contemplated at the time of any transaction.

        From time to time Virgin Media has made acquisitions, dispositions and has entered into other strategic transactions. In connection with such transactions, it may incur unanticipated expenses, fail to realize anticipated benefits, have difficulty integrating the acquired businesses, disrupt relationships with current and new employees, customers and suppliers, incur significant indebtedness, or have to delay or not proceed with announced transactions. These factors could harm its business and its reputation.

Virgin Media depends on the ability to attract and retain key personnel without whom it may not be able to manage its business lines effectively.

        Virgin Media operates in a number of rapidly changing technologically advanced markets that will continue to challenge its business. There is significant competition in attracting and retaining qualified personnel in the telecommunications industry, especially individuals with experience in the cable sector. Virgin Media believes that the unique combination of skills and experience possessed by its senior management would be difficult to replace, and that the loss of its key personnel could have a material adverse effect on it, including the impairment of its ability to execute its business plan. Virgin Media's future success is likely to depend in large part on its continued ability to attract and retain highly skilled and qualified personnel.

Certain of Virgin Media's significant stockholders could have an influence over its business and affairs.

        Certain persons or entities are Virgin Media's significant stockholders. Based on SEC filings as of February 25, 2010, Fidelity Management & Research Company beneficially owns 13.3% of Virgin Media's issued and outstanding common stock, the Virgin Group beneficially owns 6.5%, Capital World Investors beneficially owns 6.2%, Level Global Investors LP beneficially owns 6.1%, Wellington

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Management Company LLP beneficially owns 5.8%, and Franklin Mutual Advisers LLC beneficially owns 5.4%, of Virgin Media's issued and outstanding common stock. Each of these significant stockholders could have an influence over the business and affairs of Virgin Media.

        On April 3, 2006, Virgin Media entered into a license agreement with Virgin Enterprises Limited which provides for it to use the Virgin name and logo in its consumer and content businesses. In connection with this agreement, Virgin Enterprises Limited had the right to propose a candidate to Virgin Media's Nominating Subcommittee to fill a single seat on its board. Virgin Enterprises Limited nominated Mr. Gordon McCallum, a director of Virgin Enterprises Limited, and he was appointed to Virgin Media's board on September 11, 2006. As a result of Mr. McCallum's relationship with Virgin Enterprises Limited, if conflicts between the interests of Virgin Enterprises Limited and the interests of Virgin Media's other stockholders should arise, this director may not be disinterested.

Virgin Media does not insure the underground portion of its cable network and various pavement-based electronics associated with its cable network.

        Virgin Media obtains insurance of the type and in the amounts that it believes are customary for similar companies. Consistent with this practice, it does not insure the underground portion of its (or our) cable network or various pavement-based electronics associated with its (or our) cable network. Almost all this cable network is constructed underground. As a result, any catastrophe that affects the underground cable network or pavement-based electronics could prevent it (and us) from providing services to customers and result in substantial uninsured losses.

Virgin Media has suffered losses due to asset impairment charges for goodwill and long-lived intangible assets and could do so again in the future.

        In accordance with the Intangibles—Goodwill and Other Topic of the Financial Accounting Standards Board Accounting Standards Codification, or FASB ASC, goodwill and indefinite-lived intangible assets are subject to annual review for impairment (or more frequently should indications of impairment arise). In addition, other intangible assets are also reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, in accordance with the Property, Plant and Equipment Topic of the FASB ASC. On December 31, 2009, Virgin Media had goodwill and intangible assets of £2.3 billion. A downward revision in the fair value of a reporting unit or intangible assets could result in an impairment charge being required. For example, in 2008, Virgin Media recognized goodwill and intangible asset impairment charges of £362.2 million with respect to its former Mobile segment. Any downward revision in the fair value of Virgin Media's goodwill and intangible assets has a material effect on its reported net income.

Virgin Media has limited capacity on its cable platform.

        Virgin Media's digital television, analog television, broadband internet and VOD services are transmitted through its core and access networks, which have limited capacity. Virgin Media has plans in place to add additional capacity to its core and access networks. Until these plans are implemented, it is limited in the number of channels that can be transmitted as part of its digital television service and in its carriage of HD channels. While the planned conversion from analogue to digital technology in the U.K. will increase spectrum efficiency, thereby releasing capacity for new services, Virgin Media's current capacity limitations may affect its ability to carry new channels as they are developed. As such, Virgin Media's digital television offering may not be as competitive, which could result in an increase in customer churn and a decrease in revenue.

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 Risks Relating to Virgin Media's Financial Indebtedness and Structure

Virgin Media's current leverage is substantial, which may have an adverse effect on its available cash flow, its ability to obtain additional financing if necessary in the future, its flexibility in reacting to competitive and technological changes and its operations.

        Virgin Media has consolidated total long term debt, including current portion, of £5,974.7 million as of December 31, 2009. This high degree of leverage could have important consequences, including the following:

  •
  a substantial portion of its cash flow from operations will have to be dedicated to the payment of interest and principal on existing indebtedness, thereby reducing the funds available for other purposes;

  •
  the ability of Virgin Media to obtain additional financing in the future for working capital, capital expenditures, product development, acquisitions or general corporate purposes may be impaired;

  •
  Virgin Media's flexibility in reacting to competitive technological and other changes may be limited;

  •
  the substantial degree of leverage could make Virgin Media more vulnerable in the event of a downturn in general economic conditions or adverse developments in its business; and

  •
  Virgin Media may be exposed to risks inherent in interest rate and foreign exchange rate fluctuations.

Virgin Media may not be able to fund its debt service obligations in the future.

        Virgin Media has significant principal payments due in 2012 under its senior credit facility that could require a partial or comprehensive refinancing of its remaining senior credit facility, and the possible use of other debt instruments. Virgin Media's ability to implement such a refinancing successfully would be significantly dependent on stable debt capital markets. In addition, it may not achieve or sustain sufficient cash flow in the future for the payment of principal or interest on its indebtedness when due. Consequently, Virgin Media may be forced to raise cash or reduce expenses by doing one or more of the following:

  •
  raising additional debt;

  •
  restructuring or refinancing its indebtedness prior to maturity, and/or on unfavorable terms;

  •
  selling or disposing of some of Virgin Media's assets, possibly on unfavorable terms;

  •
  issuing equity or equity-related instruments that will dilute the equity ownership interest of existing stockholders; or

  •
  foregoing business opportunities, including the introduction of new products and services, acquisitions and joint ventures.

Virgin Media cannot be sure that any of, or a combination of, the above actions would be sufficient to fund its debt service obligations, particularly in times of turbulent capital markets.

The covenants under Virgin Media's debt agreements place certain limitations on how it manages its business.

        The agreements that govern Virgin Media's indebtedness contain financial maintenance tests and restrictive covenants that limit the discretion of its management over various business matters. For

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example, the financial maintenance tests include liquidity, coverage and leverage ratios, and the restrictive covenants impact Virgin Media's ability to:

  •
  incur or guarantee additional indebtedness;

  •
  pay dividends or make other distributions, or redeem or repurchase equity interests or subordinated obligations;

  •
  make investments;

  •
  sell assets, including the capital stock of subsidiaries;

  •
  enter into sale and leaseback transactions and certain vendor financing arrangements;

  •
  create liens;

  •
  enter into agreements that restrict some of Virgin Media's subsidiaries' ability to pay dividends, transfer assets or make intercompany loans;

  •
  merge or consolidate or transfer all or substantially all of its assets; and

  •
  enter into transactions with affiliates.

        These restrictions could materially adversely affect Virgin Media's ability to finance future operations or capital needs or to engage in other business activities that may be in its best interests. Virgin Media may also incur other indebtedness in the future that may contain financial or other covenants more restrictive than those applicable under its current indebtedness. Virgin Media cannot assure you that it will be able to remain in compliance with these covenants in the future, and, if it fails to do so, that it will be able to obtain waivers from the appropriate parties and/or amend the covenants.

Virgin Media is a holding company dependent upon cash flow from subsidiaries to meet its obligations.

        Virgin Media Inc. and a number of its subsidiaries are holding companies with no independent operations or significant assets other than investments in their subsidiaries. Each of these holding companies depends upon the receipt of sufficient funds from its subsidiaries to meet its obligations.

        The terms of Virgin Media's senior credit facility and other indebtedness limit the payment of dividends, loan repayments and other distributions to or from these companies under many circumstances. Various agreements governing the debt may restrict and, in some cases, may also prohibit the ability of these subsidiaries to move cash within their restricted group. Applicable tax laws may also subject such payments to further taxation.

        Applicable law may also limit the amounts that some of Virgin Media's subsidiaries will be permitted to pay as dividends or distributions on their equity interests, or even prevent such payments.

        The inability to transfer cash among entities within their respective consolidated groups may mean that even though the entities, in aggregate, may have sufficient resources to meet their obligations, they may not be permitted to make the necessary transfers from one entity in their restricted group to another entity in their restricted group in order to make payments to the entity owing the obligations.

Item 1B.    Unresolved Staff Comments

        None.

Item 2.    Properties

        NTL South Herts owns a freehold property at 9 Greycaine Road, Watford for use as offices and to house network equipment. Other than this, we do not own or lease any properties.

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Item 3.    Legal Proceedings

        We are involved in various disputes and litigation arising in the ordinary course of our business. While we do not believe any of these litigation matters alone or in the aggregate will have a material adverse effect on our financial position or results of operation, any adverse outcome in one or more of these matters could be material to our consolidated financial statements for any one period.

Item 4.    Submission of Matters to a Vote of Security Holders

        There were no matters that were submitted to a vote of the holders of our limited partnership interests during the quarter ended December 31, 2009.

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 PART II

Item 5.    Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

        While our limited partnership interests are publicly held, there is no established public trading market for the limited partnership interests, and it is not expected that such a market will develop in the future. As of March 12, 2010, the approximate number of holders of our limited partnership interests was 5,115. We have not made any distributions to our limited partners in the past, and have no present intention to do so.

Item 6.    Selected Financial Data

        The following table sets forth certain consolidated financial data as at December 31, 2009, 2008, 2007, 2006, and 2005 and for the years then ended. This information should be read in conjunction with the consolidated financial statements and notes and the information contained in our Management's Discussion and Analysis of Financial Condition and Results of Operations appearing elsewhere in this annual report. Historical results are not necessarily indicative of future results.

	Year Ended December 31,
	2009	2008	2007	2006	2005
		(Adjusted)	(Adjusted)	(Adjusted)	(Adjusted)
Consolidated Statements of Operations Data:
Revenues	$28,318,991	$33,914,381	$39,347,302	$38,796,127	$38,740,331
Costs and expenses
Operating costs	(10,395,769)	(14,233,577)	(16,770,839)	(16,989,866)	(16,312,992)
Allocated overhead	(10,009,215)	(11,541,482)	(14,437,572)	(17,080,779)	(15,780,286)
Management fees	(1,415,950)	(1,695,719)	(1,967,365)	(1,939,807)	(1,937,016)
Selling, general and administrative expenses	(141,955)	(173,744)	(105,018)	(94,878)	(92,063)

Operating income	6,356,102	6,269,859	6,066,508	2,690,797	4,617,974
Other expenses
Interest payable to General Partner and affiliates	(2,981,120)	(4,391,017)	(5,417,314)	(6,062,897)	(2,957,398)
Exchange (losses) gains	(195,619)	642,274	(29,673)	(277,062)	219,959

Net profit (loss) before income taxes and cumulative effect of changes in accounting principle	3,179,363	2,521,116	619,521	(3,649,162)	1,880,535
Income tax benefit	1,575,138	—	—	—	—
Cumulative effect of changes in accounting principle	—	—	—	(415,878)	—

Net profit (loss)	4,754,501	2,521,116	619,521	(4,065,040)	1,880,535
(Profit) loss attributable to non controlling interest	(1,765,389)	(665,820)	—	748,119	(654,656)

Net profit (loss) attributable to South Hertfordshire United Kingdom Fund, Ltd.	$2,989,112	$1,855,296	$619,521	$(3,316,921)	$1,225,879

Net profit (loss) attributable to South Hertfordshire United Kingdom Fund, Ltd. allocated to limited partners per limited partnership unit	$51.98	$32.26	$10.77	$(57.68)	$21.32

Average number of limited partnership units outstanding	56,935	56,935	56,935	56,935	56,935

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	As at December 31,
	2009	2008	2007	2006	2005
		(Adjusted)	(Adjusted)	(Adjusted)	(Adjusted)
Consolidated Balance Sheet Data:
Total assets	$44,312,030	$41,405,661	$61,517,485	$66,079,566	$63,195,826
Accounts payable to affiliates and related parties	41,618,716	43,807,690	66,040,564	71,196,561	64,324,939
Noncontrolling interest	2,404,491	525,489	—	—	707,259
General Partner's deficit	(480,112)	(510,003)	(528,556)	(534,751)	(501,583)
Limited Partner's capital (deficit)	1,468,935	(1,490,286)	(3,327,029)	(3,940,355)	(656,602)

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Item 7.    Management's Discussion and Analysis of Financial Condition and Results of Operations

Overview

        We are a Colorado limited partnership that was formed in December 1991 pursuant to the public offering of our limited partnership interests for the purpose of acquiring one or more cable television/telephone systems in the U.K. Upon acquisition of our system, our primary investment objective was to obtain capital appreciation in the value of our investment in the system over the term that the investment is held by us.

        We hold 66.7% of the shares of NTL South Herts, which is principally engaged in the development, construction, management and operation of broadband communications networks for telephone, cable television and internet services in the U.K. As a result of our ownership of 66.7% of the shares of NTL South Herts, for accounting purposes we have consolidated the results of NTL South Herts with our results. Virgin Media indirectly holds the remaining 33.3% of the shares of NTL South Herts. We are reliant on the support of Virgin Media, the ultimate parent company of the General Partner, to continue our operations as a going concern.

        We derive our revenue principally from monthly fees and usage charges. Our packaging of services and pricing are designed to encourage our residential customers to use multiple services like "double-play" telephone and broadband, "double-play" telephone and television or "triple-play" telephone, television and broadband.

        Our expenses include certain costs that are charged to us by a subsidiary of Virgin Media for the provision of network services and support, the use of Virgin Media's national backbone telephone network for carriage of our telephone traffic, as well as the provision of technical infrastructure and network capacity by Virgin Media for our subscription internet access service and digital television services, the provision of corporate services, including finance, legal, human resources and facility services, and for the provision of IT services, including our use of the related IT systems and equipment. The principal components of Virgin Media's expenses include payroll and other employee-related costs; television programming costs; interconnect costs paid to other carriers relating to call termination; facility-related costs, such as rent, utilities and rates; marketing and selling costs; repairs and maintenance costs; and allowances for doubtful accounts.

        In the second quarter of 2009, the General Partner agreed to the transfer of customer and supplier contracts relating to NTL South Herts' premium TV services, resulting in a transfer of revenue and costs to Future Entertainment Sarl, a wholly owned subsidiary of Virgin Media, which as of June 1, 2009, carried substantially all Virgin Media's premium TV channels and associated revenue and costs. This is not expected to be detrimental to the results of operations or financial position of NTL South Herts.

Factors Affecting Our Business

        Our residential customers account for the majority of our total revenue. The number of residential customers, the number and types of services that each customer uses and the prices we charge for these services drive our revenue. Our profit is driven by the relative margins on the types of services we provide to these customers and by the number of services that we provide to them. For example, broadband internet is more profitable than our television services and, on average, our "triple-play" customers are more profitable than "double-play" or "single-play" customers. Our packaging of services and our pricing are designed to encourage our customers to use multiple services such as television, telephone and broadband at a lower price than each stand- alone product on a combined basis. Factors particularly affecting our business include general macroeconomic factors, currency movements, integration and restructuring activities, churn, average revenue per user, competition, capital expenditures and seasonality.

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        General Macroeconomic Factors.    General macroeconomic factors in the U.K. have an impact on our business. For example, during an economic slowdown, potential and existing customers may be less willing, or able, to purchase our products or upgrade their services. We may also experience increased churn and higher bad debt expense.

        Currency Movements.    Because substantially all of our revenue and operating costs are earned and paid in U.K. pounds sterling, but we report our financial results in U.S. dollars, our financial results are impacted by currency fluctuations which are unrelated to our underlying results of operations.

        Integration and Restructuring Activities.    In the fourth quarter of 2008, Virgin Media commenced the implementation of a restructuring plan aimed at driving further improvements in Virgin Media's and our operational performance and eliminating inefficiencies in order to create a fully-integrated, customer- focused organization. While Virgin Media anticipates significant cost savings from the plan and that the annual savings from and after 2010 will exceed the annual costs incurred in connection with the plan. These costs will include purchases of fixed assets, lease and contract exit costs, employee termination costs and other restructuring and restructuring-related expenses, some of which will be classified as restructuring costs. In total, Virgin Media expects to incur operating expenditures of between £140 million to £155 million and capital expenditures of between £40 million to £45 million in connection with this plan over a three-year period. Virgin Media's and our financial performance may be negatively affected if Virgin Media is unable to implement its restructuring plan successfully and realize the anticipated benefits.

        Capital Expenditures.    Our business requires substantial capital expenditures on a continuing basis for various purposes, including expanding, maintaining and upgrading our cable network, investing in new customer acquisitions, and offering new services. If Virgin Media and we do not continue to invest in our network and in new technologies, our ability to retain and acquire customers may be hindered. Therefore, Virgin Media's and our liquidity and the availability of cash to fund capital projects are important drivers of our revenue. When Virgin Media's and our liquidity is restricted, so is our ability to meet our capital expenditure requirements.

        Churn.    Churn is a measure of the number of customers who stop subscribing to any of our services. An increase in our churn can lead to increased costs and reduced revenue. We continue to focus on improving our customer service and enhancing and expanding our service offerings to existing customers in order to manage our churn rates. Our ability to reduce our churn rates beyond a base level is limited by factors such as competition, the economy and customers moving outside our network service area, in particular during the summer season. Managing our churn rates is a significant component of our business plan. Our churn rates may increase if our customer service is seen as unsatisfactory, if we are unable to deliver any of our services without interruption, if we fail to match offerings by our competitors, if we increase our prices, if there is an improvement in the U.K. housing market or if there is a prolonged economic downturn.

        ARPU.    Average revenue per user, or ARPU, is a measure Virgin Media uses to evaluate how effectively it is realizing potential revenue from its residential cable customers on its network. Virgin Media believes that its "triple-play" cable offering of television, broadband and fixed line telephone services is attractive to its existing customer base and generally allows Virgin Media to increase its ARPU by facilitating the sale of multiple services to each customer.

        Competition.    Our ability to acquire and retain customers and increase revenue depends on our competitive strength. There is significant and increasing competition in the market for our consumer services, including broadband and telephone services offered by British Telecom, or BT; resellers or local loop unbundlers, such as British Sky Broadcasting Group plc, or BSkyB, and Carphone Warehouse (Talk Talk); alternative internet access services like DSL; satellite television services offered by BSkyB and by BBC and ITV through Freesat; free-to-air digital terrestrial television offered through

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Freeview; and internet protocol television offered by BT. In addition, certain competitors, such as BT and BSkyB, are dominant in markets in which we compete and may use their dominance in those markets to offer bundled services that compete with our product offerings. As a result of increased competition, we have had to, and may be required to continue to, adjust our pricing and offer discounts to new and existing customers in order to attract and retain customers.

        Seasonality.    Some revenue streams are subject to seasonal factors. For example, telephone usage revenue by residential customers tends to be slightly lower during summer holiday months. Our churn rates includes persons who disconnect their service because of moves, resulting in a seasonal increase in our churn rate during the summer months when higher levels of U.K. house moves occur and students leave their accommodation between academic years.

Critical Accounting Policies

        Our consolidated financial statements and related financial information are based on the application of U.S. generally accepted accounting principles, or GAAP. GAAP requires the use of estimates, assumptions, judgments and subjective interpretations of accounting principles that have an impact on the assets, liabilities, revenue and expense amounts reported, as well as disclosures about contingencies, risk and financial condition. The following critical accounting policies have the potential to have a significant impact on our financial statements. An impact could occur because of the significance of the financial statement item to which these policies relate, or because these policies require more judgment and estimation than other matters owing to the uncertainty related to measuring, at a specific point in time, transactions that are continuous in nature.

        These policies may need to be revised in the future in the event that changes to our business occur.

Foreign Currency Translation

        Our functional currency is the pound sterling, while our reporting currency is the U.S. dollar. The assets and liabilities of our U.K. subsidiary have been translated using the exchange rate in effect at the balance sheet date and revenue and expenses have been translated at the weighted average rates for the respective years. Exchange gains and losses on translation of our net equity investments in our subsidiary are reported as a separate component of accumulated other comprehensive income (loss) in partners' capital (deficit). Foreign currency transaction gains and losses are recorded in the statement of operations.

Fixed Assets

        Labor and overhead costs directly related to the construction and installation of fixed assets, including payroll and related costs of some employees and related rent and other occupancy costs, are capitalized. The payroll and related costs of some employees that are directly related to construction and installation activities are capitalized based on specific time devoted to these activities where identifiable. In cases where the time devoted to these activities is not specifically identifiable, we capitalize costs based upon estimated allocations. Costs associated with initial customer installations are capitalized. The costs of reconnecting the same service to a previously installed premise are charged to expense in the period incurred. Costs for repairs and maintenance are charged to expense as incurred.

        We assign fixed assets useful lives that impact the annual depreciation expense. The assignment of useful lives involves significant judgments and the use of estimates. Virgin Media's management use their experience and expertise in applying judgments about appropriate estimates. Changes in technology or changes in intended use of these assets may cause the estimated useful life to change, resulting in higher or lower depreciation charges or asset impairment charges.

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Costs Associated with Construction and Installation Activities

        Installation revenues are recognized in accordance with the provisions of the Entertainment—Cable Television Topic of the FASB ASC, in relation to connection and activation fees for cable television, as well as fixed line telephone and broadband internet services, on the basis that Virgin Media markets and maintains a unified fiber network through which it provides all of these services. Installation revenues are recognized at the time the installation has been completed to the extent that those fees are less than direct selling costs. Installation fees in excess of direct selling costs are deferred and amortized over the expected life of the customer's connection.

        The nature and amount of labor and other costs to be capitalized with respect to construction and installation activities involves significant judgment. In addition to direct external and internal labor and materials, we also capitalize other costs directly attributable to our construction and installation activities. Virgin Media continuously monitors the appropriateness of its and our capitalization policy and updates the policy when necessary to respond to changes in facts and circumstances, such as the development of new products and services, and changes in the manner that installations or construction activities are performed.

Recent Accounting Pronouncements

        In June 2009, the FASB issued guidance relating to the FASB Accounting Standards Codification. Effective for interim or annual financial periods ending after September 15, 2009, the ASC became the single official source of authoritative U.S. GAAP (other than guidance issued by the SEC), superseding existing FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force (EITF), and related literature. After September 15, 2009, only one level of authoritative U.S. GAAP exists. All other literature will be considered non-authoritative. The ASC does not change U.S. GAAP; instead, it introduces a new structure that is organized in an easily accessible, user-friendly online research system. We have adopted the disclosure requirements of this guidance.

        In December 2007, the FASB issued new accounting guidance around noncontrolling interests in subsidiaries. This guidance establishes requirements for ownership interests in subsidiaries held by parties other than ourselves (sometimes called "minority interests") to be clearly identified, presented, and disclosed in the consolidated statement of financial position within equity, but separate from the parent's equity. All changes in the parent's ownership interests are required to be accounted for consistently as equity transactions and any noncontrolling equity investments in unconsolidated subsidiaries must be measured initially at fair value. Additionally, the guidance requires that net income or loss and comprehensive income or loss be attributed to the parent entity and the noncontrolling interest. Before the adoption of this guidance, the portion of operations relating to the noncontrolling interest was reflected in the statement of operations as an income or expense item in the calculation of net income or loss. The guidance is effective, on a prospective basis, for fiscal years beginning after December 15, 2008; however, presentation and disclosure requirements must be retrospectively applied to comparative financial statements. We adopted this guidance effective January 1, 2009 and have classified noncontrolling interest (previously minority interest) as a component of equity for all periods presented where a noncontrolling interest income or expense was incurred. We also made the required adjustments to reflect the net profit or loss and comprehensive profit or loss as being attributable to the Partnership for all periods presented. Such adjustments had the following impact on our previously reported condensed consolidated statements of operations for the year ended December 31, 2008.

Year ended December 31, 2008	As Reported	Adjustments	As Adjusted
Net profit	$1,855,296	$665,820	$2,521,116

        In May 2009, the FASB issued new accounting guidance for the disclosure of subsequent events, effective for financial statements issued for all periods ending after June 15, 2009. The guidance

38

establishes general standards of accounting for, and requires disclosure of, events that occur after the balance sheet date but before financial statements are issued or are available to be issued. We adopted this guidance during the second quarter of 2009. In February 2010, the FASB issued an Accounting Standards Update (ASU) to amend this guidance further. As a result of the ASU, we are not required to disclose the date through which we have evaluated subsequent events in the financial statements.

        In September 2009, the FASB ratified new accounting guidance for existing multiple-element revenue arrangements. The revised multiple-element revenue arrangements guidance will be effective for the first annual reporting period beginning on or after June 15, 2010 and may be applied retrospectively for all periods presented or prospectively to arrangements entered into or materially modified after the adoption date. Early adoption is permitted provided that the revised guidance is retroactively applied to the beginning of the year of adoption. We have not yet adopted the provisions of this guidance and are evaluating the impact on our consolidated financial statements.

Results of Operations

Years Ended December 31, 2009 and 2008

        We present below summarized consolidated financial information for the years ended December 31, 2009 and 2008. This information has been presented in U.S. dollars, our reporting currency, and has also been presented in pounds sterling. The amounts presented in pounds sterling are presented for informational purposes only and do not purport to be prepared in conformity with U.S. generally accepted accounting principles:

	Year ended December 31,			Year ended December 31,
	2009	2008	% Change	2009	2008	% Change
		(Adjusted)			(Adjusted)
Revenue	$28,318,991	$33,914,381	(16.5)	£18,091,734	£18,309,335	(1.2)
Operating costs	(10,395,769)	(14,233,577)	(27.0)	(6,641,391)	(7,684,272)	(13.6)
Allocated overhead	(10,009,215)	(11,541,482)	(13.3)	(6,394,439)	(6,230,892)	2.6
Management fees	(1,415,950)	(1,695,719)	(16.5)	(904,587)	(915,467)	(1.2)
Selling, general and administrative expenses	(141,955)	(173,744)	(18.3)	(90,689)	(93,799)	(3.3)

Operating income	6,356,102	6,269,859	1.4	4,060,628	3,384,905	20.0
Interest expense	(2,981,120)	(4,391,017)	(32.1)	(1,904,504)	(2,370,576)	(19.7)
Exchange (losses) gains	(195,619)	642,274		(124,972)	346,744
Income tax benefit	1,575,138	—		1,006,285	—

Net profit	4,754,501	2,521,116	88.6	3,037,437	1,361,073	123.2
Noncontrolling interest	(1,765,389)	(665,820)	165.1	(1,127,828)	(359,456)	213.8

Net profit attributable to South Hertfordshire United Kingdom Fund, Ltd.	$2,989,112	$1,855,296	61.1	£1,909,609	£1,001,617	90.7

Revenue

        For the year ended December 31, 2009, revenue decreased by 16.5% to $28.3 million from $33.9 million in 2008 and revenue expressed in pounds sterling decreased by 1.2% to £18.1 million in 2009 from £18.3 million in 2008. Revenue decreased slightly as the decline in revenue from the transfer of premium TV services, as discussed above, was only partially offset by the increase in revenue from

39

selective telephony, broadband and television price increases as well as additional subscribers to television, broadband and fixed line telephone services.

Expenses

  Operating Costs

        Operating costs include cost of goods sold and depreciation of fixed assets related to the network. For the year ended December 31, 2009, operating costs decreased by 27.0% to $10.4 million from $14.2 million in 2008 and operating costs expressed in pounds sterling decreased by 13.6% to £6.6 million in 2009 from £7.7 million in 2008. The reduction in operating costs was primarily a reflection of lower depreciation, as a result of fixed assets becoming fully depreciated, together with a reduction in cost of goods sold relating to the transfer of premium TV services, as discussed above. For the year ended December 31, 2009 and 2008, depreciation expense included in operating costs was $4,263,450, or £2,723,727, and $5,899,408, or £3,184,910, respectively.

  Allocated Overhead

        For the year ended December 31, 2009, allocated overhead decreased by 13.3% to $10.0 million from $11.5 million in 2008. Allocated overhead expressed in pounds sterling increased by 2.6% to £6.4 million in 2009 from £6.2 million in 2008. The business of NTL South Herts is managed as an integral part of Virgin Media. The combined costs of managing the larger group are allocated to each entity within the Virgin Media group, including NTL South Herts, on a consistent and proportional basis according to the level of trading in that entity. Allocated overhead expressed in pounds sterling increased in line with Virgin Media's overall cost base as a result of higher network and other operating costs incurred by Virgin Media and also as a result of higher restructuring and other charges in connection with Virgin Media's restructuring program initiated in the fourth quarter of 2008.

  Management Fees

        For the year ended December 31, 2009, management fees decreased by 16.5% to $1.4 million from $1.7 million in 2008. Management fees expressed in pounds sterling decreased by 1.2% to £0.9 million in 2009 from £0.9 million in 2008. Management fees are charged as a percentage of revenue and changes in management fees are therefore a direct reflection of changes in revenue.

  Selling, General and Administrative Expenses

        For the year ended December 31, 2009, selling, general and administrative expenses decreased to $141,955 or £90,689 from $173,744 or £93,799 for the year ended December 2008. This decrease was attributable to slightly lower professional fees and investor relations' service costs.

  Interest Expense

        For the year ended December 31, 2009, interest expense decreased by 32.1% to $3.0 million from $4.4 million in 2008 and interest expense expressed in pounds sterling decreased by 19.7% to £1.9 million in 2009 from £2.4 million in 2008. This decrease was primarily due to lower accounts payable to affiliates and related parties balance, arising from increased profitability, together with lower interest rates.

        We paid no cash interest for the years ended December 31, 2009 and 2008.

  Exchange (Losses) Gains

        For the year ended December 31, 2009, foreign currency exchange losses were $195,619 or £124,972 compared with gains of $642,274 or £346,744 for the year ended December 31, 2008. The change in foreign currency exchange (losses) gains was primarily attributable to fluctuations in the valuation of the U.S. dollar on certain of our liabilities and transactions. The value of the U.S. dollar weakened by approximately 10% against the pound from December 31, 2008 to December 31, 2009. Our results of operations will continue to be affected by foreign exchange rate fluctuations.

40

  Income tax benefit

        For the year ended December 31, 2009, income tax benefits were $1,575,138 or £1,006,285. The income tax benefit relates to the partial recognition of a deferred tax asset in respect of carried forward tax losses and tax depreciation of NTL South Herts. NTL South Herts has had a cumulative loss position in the past, and had a loss for the year ended December 31, 2006. However, for each of the years ended December 31, 2007, 2008, and 2009 the book income position has been positive. The company has also been using up tax losses in each of those years. Accordingly, the company no longer has negative evidence to support a position that a full valuation allowance is required. NTL South Herts has also forecast profits and concluded that it is more likely than not that the net deferred tax asset recognised in the year will be realized.

  Noncontrolling Interest

        During the year ended December 31, 2009, the profit attributable to the noncontrolling interest was $1,765,389 or £1,127,828 compared with $665,820 or £359,456, for the year ended December 31, 2008.

  Net Profit

        For the year ended December 31, 2009, net profit attributable to South Hertfordshire United Kingdom Fund, Ltd. was $3.0 million or £1.9 million as compared with net profit of $1.9 million or £1.0 million in 2008 due primarily to the reasons described above.

Years Ended December 31, 2008 and 2007

        We present below summarized consolidated financial information for the years ended December 31, 2008 and 2007. This information has been presented in U.S. dollars, our reporting currency, and has also been presented in pounds sterling. The amounts presented in pounds sterling are presented for informational purposes only and do not purport to be prepared in conformity with U.S. generally accepted accounting principles:

	Year ended December 31,			Year ended December 31,
	2008	2007	% Change	2008	2007	% Change
	(Adjusted)	(Adjusted)		(Adjusted)	(Adjusted)
Revenue	$33,914,381	$39,347,302	(13.8)	£18,309,335	£19,656,943	(6.9)
Operating costs	(14,233,577)	(16,770,839)	(15.1)	(7,684,272)	(8,378,298)	(8.3)
Allocated overhead	(11,541,482)	(14,437,572)	(20.1)	(6,230,892)	(7,212,656)	(13.6)
Management fees	(1,695,719)	(1,967,365)	(13.8)	(915,467)	(982,847)	(6.9)
Selling, general and administrative expenses	(173,744)	(105,018)	65.4	(93,799)	(52,464)	78.8

Operating income	6,269,859	6,066,508	3.4	3,384,905	3,030,678	11.7
Interest expense	(4,391,017)	(5,417,314)	(18.9)	(2,370,576)	(2,706,357)	(12.4)
Exchange gains (losses)	642,274	(29,673)		346,744	(14,824)

Net profit	2,521,116	619,521	306.9	1,361,073	309,497	339.8
Noncontrolling interest	(665,820)	—	—	(359,456)	—	—

Net profit attributable to South Hertfordshire United Kingdom Fund, Ltd.	$1,855,296	$619,521	199.5	£1,001,617	£309,497	223.6

41

Revenue

        For the year ended December 31, 2008, revenue decreased by 13.8% to $33.9 million from $39.3 million in 2007 and revenue expressed in pounds sterling decreased by 6.9% to £18.3 million in 2008 from £19.7 million in 2007. The decrease was primarily driven by lower customer numbers, declining telephony usage and higher price discounting due to increased competition.

Expenses

  Operating Costs

        Operating costs include cost of goods sold and depreciation of fixed assets related to the network. For the year ended December 31, 2008, operating costs decreased by 15.1% to $14.2 million from $16.8 million in 2007 and operating costs expressed in pounds sterling decreased by 8.3% to £7.7 million in 2008 from £8.4 million in 2007. The reduction in operating costs was primarily a reflection of reduced revenue along with lower depreciation, primarily as a result of fixed assets becoming fully depreciated. Cost of goods sold as a percentage of revenue improved to 24.6% from 24.9% for the year ended December 31, 2008 and 2007, respectively, due to a change in the mix of services provided with an increase in higher margin broadband customers.

  Allocated Overhead

        For the year ended December 31, 2008, allocated overhead decreased by 20.1% to $11.5 million from $14.4 million in 2007. Allocated overhead expressed in pounds sterling decreased by 13.6% to £6.2 million in 2008 from £7.2 million in 2007. The business of NTL South Herts is managed as an integral part of Virgin Media. The combined costs of managing the larger group are allocated to each entity within the Virgin Media group, including NTL South Herts, on a consistent and proportional basis according to the level of trading in that entity. Allocated overhead in the year ended December 31, 2008 benefited from the reduction in Virgin Media's overall cost base. This was primarily due to the non-recurrence of marketing expenses incurred during the year ended December 31, 2007 in relation to the rebrand to Virgin Media, together with lower employee related costs following the integration of the legacy NTL and Telewest businesses.

  Management Fees

        For the year ended December 31, 2008, management fees decreased by 13.8% to $1.7 million from $2.0 million in 2007. Management fees expressed in pounds sterling decreased by 6.9% to £0.9 million in 2008 from £1.0 million in 2007. Management fees are charged as a percentage of revenue and the decrease is therefore a direct reflection of reduced revenue.

  Selling, General and Administrative Expenses

        For the year ended December 31, 2008, selling, general and administrative expenses increased to $173,744 or £93,799 from $105,018 or £52,464 for the year ended December 2007. This increase was primarily attributable to higher audit and tax fees, partially offset by lower investor relations' service costs.

  Interest Expense

        For the year ended December 31, 2008, interest expense decreased to $4.4 million from $5.4 million in 2007 and interest expense expressed in pounds sterling decreased to £2.4 million in 2008 from £2.7 million in 2007. This decrease was primarily due to the lower overheads and bank fees and deferred financing costs allocated to us by a subsidiary of Virgin Media for the year ended

42

December 31, 2008, as compared with the year ended December 31, 2007, together with lower capital expenditure.

        We paid no cash interest for the years ended December 31, 2008 and 2007.

  Exchange Gains (Losses)

        For the year ended December 31, 2008, foreign currency exchange gains were $642,274 or £346,744 compared with losses of $29,673 or £14,824 for the year ended December 31, 2007. The change in foreign currency exchange gains (losses) was primarily attributable to fluctuations in the valuation of the U.S. dollar on certain of our liabilities and transactions. The value of the U.S. dollar strengthened by approximately 26% against the pound from December 31, 2007 to December 31, 2008. Our results of operations will continue to be affected by foreign exchange rate fluctuations.

  Noncontrolling Interest

        During the year ended December 31, 2008, we recognized a noncontrolling interest charge of $665,820 or £359,456 which has been calculated on the net assets of our principal operating entity, NTL South Herts. For the year ended December 31, 2007, NTL South Herts' liabilities exceeded its assets and therefore no minority interest was recognized.

  Net Profit

        For the year ended December 31, 2008, net profit attributable to South Hertfordshire United Kingdom Fund, Ltd. was $1.9 million or £1.0 million as compared with net profit of $0.6 million or £0.3 million in 2007 due primarily to the reasons described above.

Selected Operating Data

        The following table sets forth certain data concerning our residential cable customers at December 31, 2009 and 2008:

	December 31, 2009	December 31, 2008
Total customers	33,668	33,495
Digital television subscribers	26,911	25,809
Analog television subscribers	—	6
Broadband internet subscribers	27,511	26,355
Telephony subscribers	29,646	29,232
Average monthly churn(1)	1.4%	1.3%

(1)
Customer churn is calculated by taking the total number of customers disconnecting from our services during the month and dividing them by the average number of customers during the month. Average monthly churn presented is for the fourth quarter of the year and is the average of the three monthly churn calculations within the quarter.

Statement of Cash Flows

Years Ended December 31, 2009 and 2008

        For the year ended December 31, 2009, we generated $1.3 million from our operating activities compared with $0.8 million in the year ended December 31, 2008, and used it to purchase fixed assets including equipment for customer installations. Our cash provided by operating activities increased primarily due to improved operating results.

43

Years Ended December 31, 2008 and 2007

        For the year ended December 31, 2008, we generated $0.8 million from our operating activities compared with $1.5 million in the year ended December 31, 2007, and used it to purchase fixed assets including equipment for customer installations. Our cash provided by operating activities decreased primarily due to a reduction in accounts payable to affiliates and related parties, partially offset by improved operating results.

Liquidity and Capital Resources

Outstanding Indebtedness

        We have no financing independent of Virgin Media. We are reliant upon the support of Virgin Media to continue our operations. As of December 31, 2009, we had consolidated current liabilities of $41.6 million due to Virgin Media group companies compared with $43.8 million as of December 31, 2008.

        Historically, our source of cash has been the net proceeds of our offerings of limited partnership interests along with funding from Virgin Media and our principal uses of cash have been capital contributions to NTL South Herts in order to fund our proportionate share of the construction costs of the South Herts System and ongoing operations.

        Accordingly, until such time as NTL South Herts begins to pay dividends on its ordinary shares (which is not expected in the foreseeable future) we will be required to fund our administrative expenses from borrowings or, theoretically, additional issuances of limited partnership interests. It is unlikely that we will be able to sell debt or equity securities in the public markets, at least in the short term, or to obtain financing from commercial banks. Accordingly, we are dependent on Virgin Media for funds to cover operating expenses, and will continue to be dependent upon Virgin Media to meet our liquidity requirements for the foreseeable future. We expect that cash from our operations in 2010 will be utilized fully for the purchase of fixed assets including connecting new customers to our networks.

        As of December 31, 2009, Virgin Media had £5,974.7 million of debt outstanding, compared to £5,972.0 million as of September 30, 2009 and £6,170.1 million as of December 31, 2008, and £430.5 million of cash and cash equivalents, compared to £351.6 million as of September 30, 2009 and £181.6 million as of December 31, 2008. The slight decrease in debt from December 31, 2008 is primarily due to movements in exchange rates.

        Virgin Media's business is capital intensive and it is highly leveraged. Virgin Media has significant cash requirements for operating costs, capital expenditures and interest expense. The levels of Virgin Media's capital expenditures and operating expenditures are affected by the significant amounts of capital required to connect customers to its network, expand and upgrade its network and offer new services. Virgin Media expects that its cash on hand, together with cash from operations and amounts undrawn on its revolving credit facility, will be sufficient for its cash requirements through December 31, 2010. However, Virgin Media's cash requirements after December 31, 2010 may exceed these sources of cash. Virgin Media has significant principal payments due in 2012 under its senior credit facility that could require a partial or comprehensive refinancing of its remaining senior credit facility, and the possible use of other debt instruments. Virgin Media's ability to implement such a refinancing successfully would be significantly dependent on stable debt capital markets.

        On March 16, 2010, Virgin Media announced a new senior facilities agreement for the purpose of refinancing its senior facility. The new facilities agreement provides for a term loan A facility in an aggregate principal amount of £1.0 billion and a revolving credit facility in an aggregate principal amount of £250 million to be made available to certain Virgin Media subsidiaries. Drawdown under both facilities is subject to certain conditions, including Virgin Media obtaining additional commitments

44

in the form of term loan B facilities or other financing in an aggregate principal amount of at least £600 million. With respect to the term loan B facilities, Virgin Media is launching a syndication process on a best efforts basis to secure commitments in an aggregate principal amount of up to £750 million. Assuming that the conditions to drawdown under the senior facility agreement are satisfied, Virgin Media intends to use proceeds from the term loan A facility and any term loan B facilities to refinance its existing senior facilities agreement. The revolving credit facility will be available to finance ongoing working capital requirements and general corporate purposes.

        On January 19, 2010, Virgin Media issued approximately £1.5 billion equivalent aggregate principal amount of senior secured notes in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and outside the United States to certain non-U.S. persons pursuant to Regulation S under the Securities Act. The notes were issued by its wholly owned subsidiary Virgin Media Secured Finance PLC in two tranches: $1.0 billion of 6.50% senior secured notes due 2018 and £875 million of 7.00% senior secured notes due 2018, collectively referred to as the senior secured notes. For more information see Virgin Media's annual report on Form 10-K for the year ended December 31, 2009. The net proceeds from the issuance of the senior secured notes were used to repay £1,453.0 million of its obligations under Virgin Media's senior credit facility.

        Virgin Media's long term debt was issued by Virgin Media Inc. and certain of its subsidiaries that have no independent operations or significant assets other than investments in their respective subsidiaries and as a result depend upon the receipt of sufficient funds from their respective subsidiaries to meet their obligations. In addition, the terms of Virgin Media's existing and future indebtedness and the laws of the jurisdictions under which its subsidiaries are organized limit the payment of dividends, loan repayments and other distributions from them under many circumstances.

        Virgin Media's debt agreements contain restrictions on its ability to transfer cash between groups of its subsidiaries or to us. As a result of these restrictions, although its overall liquidity may be sufficient to satisfy its obligations, it may be limited by covenants in some of its debt agreements from transferring cash to other subsidiaries that might require funds. In addition, cross default provisions in its other indebtedness may be triggered if it defaults on any of these debt agreements.

        For further information concerning Virgin Media's liquidity and capital resources and the terms of its various debt facilities, see its annual report on Form 10-K for the year ended December 31, 2009 as filed with the SEC on February 26, 2010.

Off-Balance Sheet Arrangements

        As part of our ongoing business we have not participated in transactions that generate relationships with unconsolidated entities or financial partnerships, such as entities frequently referred to as special purpose entities, or SPEs, which would have been established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes. As of December 31, 2009 we are not involved with any material unconsolidated SPEs.

Contractual Obligations and Commercial Commitments

        We have no significant contractual obligations and commercial commitments as of December 31, 2009.

Item 7A.    Quantitative and Qualitative Disclosures about Market Risk

        The functional currency of NTL South Herts is pounds sterling and all revenue and substantially all costs are incurred in pounds sterling. We report in U.S. dollars. Therefore, we are exposed to fluctuations in the pound sterling to U.S. dollar exchange rate.

45

        The aggregate potential loss from a hypothetical one-percent decrease in the pound sterling / U.S. dollar exchange rate is approximately $32,000 for the year ended December 31, 2009. The aggregate potential loss from a hypothetical one-percent decrease in the pound sterling / U.S. dollar exchange rate was approximately $5,000 for the year ended December 31, 2008.

        We have no debt other than amounts due to affiliates and related parties. As of December 31, 2009 and 2008, we had $41.6 million and $43.8 million, respectively, in amounts due to Virgin Media group companies. Interest on amounts due to affiliates and related parties is at a variable rate based on the average rate incurred by Virgin Media. We are therefore exposed to changes in Virgin Media's borrowing rate. The aggregate potential loss from a hypothetical one-percentage point increase in the interest rate is approximately $404,000 for the year ended December 31, 2009. The aggregate potential loss from a hypothetical one-percentage point increase in the interest rate was approximately $551,000 for the year ended December 31, 2008.

Item 8.    Financial Statements and Supplementary Data

        Our consolidated financial statements, the notes thereto and the report of independent registered public accounting firm begin on page F-1 of this annual report. The following is a summary of the quarterly results of operations for the years ended December 31, 2009 and 2008.

	2009
	Three Months Ended
	March 31	June 30	September 30	December 31
	(unaudited)
Revenue	$6,622,104	$7,207,941	$7,198,079	$7,290,867
Operating income	1,233,567	1,324,900	1,869,604	1,928,031
Net profit attributable to South Hertfordshire United Kingdom Fund, Ltd.	330,982	80,989	787,247	1,789,894
Net profit attributable to South Hertfordshire United Kingdom Fund Ltd. allocated to limited partners per limited partnership unit	$5.76	$1.41	$13.69	$31.12

	2008
	Three Months Ended
	March 31	June 30	September 30	December 31
	(unaudited)
Revenue	$9,366,598	$8,694,107	$8,504,333	$7,349,343
Operating income	1,784,466	1,407,248	1,579,646	1,498,499
Net profit attributable to South Hertfordshire United Kingdom Fund, Ltd.	443,969	145,822	508,437	757,068
Net profit attributable to South Hertfordshire United Kingdom Fund Ltd. allocated to limited partners per limited partnership unit	$7.72	$2.54	$8.84	$13.16

Item 9.    Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

        None.

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Item 9A.    Controls and Procedures

(a)    Disclosure Controls and Procedures

        Our management, with the participation of the chief executive officer and chief financial officer of Virgin Media*, has evaluated the effectiveness of our disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act) as of the end of the period covered by this report. Based on this evaluation, Virgin Media's chief executive officer and chief financial officer have concluded that, as of the end of such period, these controls and procedures are effective to ensure that information required to be disclosed by us in the report we file or submit under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms. These disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by us in the report that we file or submit is accumulated and communicated to our management, including Virgin Media's chief executive officer and chief financial officer, as appropriate to allow timely decisions regarding required disclosure.

*
The Partnership has no principal executive officer or principal financial officer. Robert Mackenzie and Robert Gale are Directors of Virgin Media Directors Limited, which is a Corporate Director of NTL Fawnspring Limited, the General Partner of the Partnership.

(b)    Management's Annual Report on Internal Control Over Financial Reporting

        Our management is responsible for establishing and maintaining adequate internal control over our financial reporting, as such term is defined in Exchange Act Rule 13a-15(f). Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the South Hertfordshire United Kingdom Fund, Ltd.'s consolidated financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.

        Under the supervision and with the participation of our management, including Virgin Media's chief executive officer and chief financial officer, we conducted an evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2009 based on the framework described in "Internal Control—Integrated Framework" issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our evaluation under the COSO framework, our management has concluded, and hereby reports, that South Hertfordshire United Kingdom Fund, Ltd's. internal control over financial reporting was effective as of December 31, 2009.

        This annual report does not include an attestation report of Ernst & Young LLP, our registered public accounting firm, regarding internal control over financial reporting of South Hertfordshire United Kingdom Fund, Ltd. Management's report was not subject to attestation by Ernst &Young LLP, our registered public accounting firm, pursuant to temporary rules of the Securities and Exchange Commission that permit South Hertfordshire United Kingdom Fund, Ltd. to provide only management's report in this annual report.

(c)    Changes in Internal Control Over Financial Reporting

        There were no changes in our internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during the fourth fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9B.    Other Information

        None.

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 PART III

Item 10.    Directors, Executive Officers and Corporate Governance

        We have no officers or directors. Certain information concerning directors and executive officers of our General Partner is set forth below.

Name	Age	Title
Robert Mackenzie	48	Director and Secretary
Robert Gale	49	Director

Robert Mackenzie

        Mr. Mackenzie, age 48, has been the Secretary and Director of our General Partner since May 30, 2000 and is Virgin Media's U.K. Legal Director. He joined International CableTel Incorporated in 1993, to establish the legal department in the U.K. and acted as Company Secretary for the newly formed CableTel, subsequently renamed Virgin Media. From 1988 to 1993, Mr. Mackenzie worked for Theodore Goddard as a Solicitor in the Corporate Finance department advising public and private companies on corporate finance, takeovers, domestic and international mergers and acquisitions. He was additionally seconded to corporate brokers Phoenix Securities Ltd. as Mergers & Acquisition Manager. Previously he worked for Mischon de Reya, handling High Court commercial litigation. He was admitted as a Solicitor in 1987, and graduated in law from King's College, University of London. His Law Society finals were taken at College of Law, London.

Robert Gale

        Mr. Gale, age 49, became the vice president—controller of Virgin Media on June 17, 2003 and prior to that was the group director of financial control for Virgin Media's U.K. operations since October 2000. Mr. Gale joined Virgin Media in May 2000 when Virgin Media acquired the cable operations of Cable & Wireless Communications plc, where he had held a number of senior financial positions since 1998. Prior to that, Mr. Gale was chief financial officer of ComTel, a cable operator subsequently acquired by Virgin Media, from 1995 to 1997.

        As we have no officers, directors, or employees, we have not adopted a code of ethics. However, Virgin Media has adopted a code of ethics for its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, which establishes policies to promote honest and ethical conduct and to deter wrongdoing, including policies governing actual or apparent conflicts of interest, compliance with laws and prompt internal reporting for violations.

Item 11.    Executive Compensation

        We have no employees; however, various personnel are required to operate our network. Personnel are employed by Virgin Media and its affiliates and, pursuant to the terms of our Partnership Agreement, Virgin Media and its affiliates charge the cost of such employment to us as a direct reimbursement item. See Item 13, "Certain Relationships, and Related Transactions, and Director Independence" for a description of the relationship between us and Virgin Media.

Item 12.    Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

        Our General Partner purchased one of our partnership interests by contributing $1,000 to our capital.

48

        No person or entity known to us owns more than 5% of our limited partnership interests. No directors or executive officers of our General Partner beneficially own any of our limited partnership interests.

Item 13.    Certain Relationships, and Related Transactions, and Director Independence

        Our General Partner and its affiliates engage in certain transactions with us as contemplated by our Partnership Agreement and as disclosed in the prospectuses for our public offerings. Our General Partner believes that the terms of such transactions, which are subject to our Partnership Agreement, are generally as favorable as those that we could have obtained from unaffiliated parties. This determination has been made by our General Partner in good faith, but none of the terms were or will be negotiated at arm's-length and there can be no assurance that the terms of such transactions have been or will be as favorable as those that we could have obtained from unaffiliated parties.

        An affiliate of our General Partner is entitled to be paid a consulting fee by NTL South Herts. During the construction phases of the cable television/telephone system, this consulting fee was 2% of construction costs. Since completion of construction of each portion of the system, the consulting fee for the completed portion has been 5% of gross revenue, excluding revenue from the sale of cable television/telephone systems. Consulting fees paid or payable by us for the year ended December 31, 2009 totaled $1.4 million.

        Our General Partner and its affiliates are entitled to reimbursement from NTL South Herts for direct and indirect expenses allocable to the operation of its network and from us for direct and indirect expenses allocable to our operation, which include but are not limited to salaries of any full or part time employees, rent, supplies, telephone, travel and restructuring and other charges. Allocable direct or indirect expenses paid or payable by us for the year ended December 31, 2009 totaled $10.0 million.

        Our General Partner and its affiliates may make advances to, and defer collection of fees and allocated expenses owed by us, although they are not required to do so. For the year ended December 31, 2009, aggregated interest, bank fees and finance charges of $2.8 million relating to non-permanent loans was charged by affiliates of the General Partner, and interest on advances of $0.1 million was charged by an affiliate of the General Partner at a rate equal to the General Partner's or certain affiliates effective average cost of debt financing from unaffiliated entities, which does not differ from their weighted average cost of debt financing.

        As we do not have a board of directors or audit committee, we rely on Virgin Media's Audit Committee for approval of those related transactions entered into with related parties in which we would be a participant, other than the transactions contemplated by our Partnership Agreement.

        For the description of transactions between Virgin Media and related parties, please see Item 13 in Virgin Media's annual report on Form 10-K for the year ended December 31, 2009, as filed with the SEC on February 26, 2010.

Item 14.    Principal Accountant Fees and Services

        Ernst & Young LLP, or Ernst & Young, are our independent registered public accounting firm. We are billed directly by Ernst & Young for services provided to us and are allocated a proportion of the fees charged to Virgin Media by Ernst & Young in respect of NTL (South Hertfordshire) Limited. We

49

provide in the table below an analysis of the fees charged by Ernst & Young in the each of the two years ended December 31, 2009 and 2008.

	December 31,
	2009	2008
Audit fees	$101,691	$124,410
Audit-Related fees	1,647	228
Tax fees	982	1,080

	$104,320	$125,718

        Audit fees.    Audit fees represent the aggregate fees billed for services provided to us by Ernst & Young for professional services rendered for the audit of our annual financial statements included in our Form 10-K and review of interim financial statements filed quarterly on Form 10-Q, including accounting consultations on matters addressed during the audit and interim reviews. These fees also include services that are provided in connection with our statutory and regulatory filings.

        Audit-Related fees.    Audit-Related fees represent the aggregate fees billed for assurance and related services by Ernst & Young that are reasonably related to the audit or review of our financial statements, including other accounting consultations. Audit-Related services include advice relating to the Sarbanes-Oxley Act of 2002 including advice to Virgin Media on reporting on internal controls under Section 404.

        Tax fees.    Tax fees represent the aggregate fees billed for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning.

Audit Committee's Pre-approval Policies and Procedures

        We have no audit committee. The Audit Committee of the board of directors of Virgin Media reviews, acts on and reports to the board of directors of Virgin Media with respect to various auditing and accounting matters. In this capacity, the Audit Committee acts on our behalf as necessary. The current members of the Audit Committee of Virgin Media are George R. Zoffinger who is its chairman and who the board of directors has determined to be an audit committee financial expert, Jeffrey D. Benjamin and John Rigsby. The members of the Audit Committee are independent within the meaning of the Nasdaq Global Select Market's listing standards currently applicable to Virgin Media.

        Virgin Media's Audit Committee's policy on pre-approval requirements for audit and non-audit services provided to us by our independent registered public accounting firm is summarized as follows:

        Annually, the Audit Committee will agree the scope and terms, including the fees, of the engagement for the services to be provided by the Auditors as part of the recurring annual audit of Virgin Media ("the Annual Audit Services"). The services included as part of the Annual Audit Services include: the audit of Virgin Media's consolidated financial statements and its internal control over financial reporting; the audit of the separate financial statements of South Hertfordshire United Kingdom Fund, Ltd. ("South Herts"), Virgin Media Investment Holdings Limited and Subsidiaries ("VMIH"), Virgin Media Finance PLC and any other subsidiaries or affiliates which may require audits in relation to securities issued or to be issued, including, if required, the audits of their internal control over financial reporting; the review of interim unaudited financial statements of Virgin Media and the separate interim unaudited financial statements of South Herts and VMIH and any other subsidiaries or affiliates which may require reviews in relation to securities issued or to be issued; the statutory audits of the financial statements of Virgin Media's affiliates and subsidiaries.

50

        Annually, the Audit Committee will pre-approve, on a category basis, additional audit services, such as correspondence with regulatory agencies, consents to registration statements, comfort letters, and other financial reports required by regulatory bodies ("Additional Audit Services").

        Quarterly, the Audit Committee will pre-approve, on an engagement specific basis, the Audit Related services, Tax services and Other services for permissible services as set forth in the pre-approval policy, plus any additional categories of Additional Audit Services not included in the annual pre-approval (collectively, inclusive of the Additional Audit Services, "Permitted Services") to be provided by the Auditors to Virgin Media in respect of Permitted Services which are expected to commence during the following three months. Each request for pre-approval of Permitted Services will be accompanied by an estimate of the related fee although such fee estimate will not represent the maximum fee that may be incurred unless the Audit Committee expressly requests that a limit be imposed in respect of a specific service.

        Between meetings, the Chairman of the Audit Committee has been delegated authority to pre-approve Services within the scope of Permitted Services listed above on an ad-hoc basis to meet specific needs with estimated fees of up to £100,000 per engagement. The Chairman will report any such services approved in this manner to the next meeting. In 2009 and 2008, the Virgin Media Audit Committee pre-approved all of the services performed by its auditors.

        The Audit Committee will be informed routinely as to the audit and non-audit services actually provided by the Auditors pursuant to this policy, including details of fees billed for such services.

51

 PART IV

Item 15.    Exhibits and Financial Statement Schedules

  (a)
  (1)    Financial Statements—See Index to Financial Statements on page F-1.

  (2)
  Financial Statement Schedules—NONE.

  (3)
  Exhibits—See Exhibit Index.

52

FORM 10K—ITEM 15(a) (1)

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
CONSOLIDATED FINANCIAL STATEMENTS
As of December 31, 2009, and 2008
and for the Years Ended December 31, 2009, 2008 and 2007

        The following consolidated financial statements of South Hertfordshire United Kingdom Fund, Ltd. are included in Item 8:

 Report of Independent Registered Public Accounting Firm

The Partners
South Hertfordshire United Kingdom Fund, Ltd.

        We have audited the accompanying consolidated balance sheets of South Hertfordshire United Kingdom Fund, Ltd. (a Colorado limited partnership) (the "Partnership") as of December 31, 2009 and 2008, and the related consolidated statements of operations, comprehensive income, partners' capital (deficit) and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the General Partner's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Partnership's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of South Hertfordshire United Kingdom Fund, Ltd. at December 31, 2009 and 2008, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

        As discussed in Note 3 to the consolidated financial statements, the Partnership changed its method of accounting for non controlling interest with the adoption of the guidance originally issued in FAS 160 "Noncontrolling Interests in Consolidated Financial Statements" (codified in FASB ASC Topic 810, Consolidation) effective January 1, 2009.

/s/ Ernst & Young LLP

London, England
March 17, 2010

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

CONSOLIDATED BALANCE SHEETS

	December 31, 2009	December 31, 2008
		(Adjusted)
Assets
Deferred tax asset	$1,626,861	$—
Fixed assets, net	42,685,169	41,405,661

Total assets	44,312,030	41,405,661

Liabilities and Partners' Deficit
Current liabilities
Accounts payable to affiliates and related parties	$41,618,716	$43,807,690

Total liabilities	41,618,716	43,807,690

Partners' Capital (Deficit)
General Partner
Contributed capital	1,000	1,000
Accumulated deficit	(481,112)	(511,003)

	(480,112)	(510,003)

Limited Partners
Contributed capital, net (56,935 units outstanding at December 31, 2009 and December 31, 2008)	48,817,997	48,817,997
Accumulated deficit	(47,349,062)	(50,308,283)

	1,468,935	(1,490,286)

Partners' capital (deficit)	988,823	(2,000,289)
Accumulated other comprehensive loss	(700,000)	(927,229)

Total South Hertfordshire United Kingdom Fund Ltd. Partners' capital (deficit)	288,823	(2,927,518)

Noncontrolling interest	2,404,491	525,489

Total Partners' capital (deficit)	2,693,314	(2,402,029)

Total Liabilities and Partners' Capital (Deficit)	$44,312,030	$41,405,661

The accompanying notes are an integral part of these consolidated financial statements.

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2009	2008	2007
		(Adjusted)	(Adjusted)
Revenue	$28,318,991	$33,914,381	$39,347,302
Costs and expenses
Operating costs	(10,395,769)	(14,233,577)	(16,770,839)
Allocated overhead	(10,009,215)	(11,541,482)	(14,437,572)
Management fees	(1,415,950)	(1,695,719)	(1,967,365)
Selling, general and administrative expenses	(141,955)	(173,744)	(105,018)

Operating income	6,356,102	6,269,859	6,066,508
Other expenses
Interest payable to General Partner and affiliates	(2,981,120)	(4,391,017)	(5,417,314)
Exchange (losses) gains	(195,619)	642,274	(29,673)

Net profit before taxes	3,179,363	2,521,116	619,521
Income tax benefit	1,575,138	—	—

Net profit	4,754,501	2,521,116	619,521
Less: Profit attributable to noncontrolling interest	(1,765,389)	(665,820)	—

Net profit attributable to South Hertfordshire United Kingdom Fund, Ltd.	$2,989,112	$1,855,296	$619,521

Allocation of net profit attributable to South Hertfordshire United Kingdom Fund, Ltd.
General Partner	$29,891	$18,553	$6,195
Limited Partner	2,959,221	1,836,743	613,326

Net profit attributable to South Hertfordshire United Kingdom Fund, Ltd.	$2,989,112	$1,855,296	$619,521

Net profit attributable to South Hertfordshire United Kingdom Fund, Ltd. allocated to limited partners per limited partnership unit	$51.98	$32.26	$10.77

Average number of limited partnership units outstanding	56,935	56,935	56,935

The accompanying notes are an integral part of these consolidated financial statements.

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Year ended December 31, 2009			Year ended December 31, 2008	Year ended December 31, 2007
	Partners of South Hertfordshire United Kingdom Fund, Ltd.	Noncontrolling interests
			Total	Total	Total
				(Adjusted)
Net profit	$2,989,112	$1,765,389	$4,754,501	$2,521,116	$619,521
Foreign currency translation adjustments	227,229	113,613	340,842	(400,066)	(25,605)

Comprehensive income	$3,216,341	$1,879,002	$5,095,343	$2,121,050	$593,916

The accompanying notes are an integral part of these consolidated financial statements.

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

CONSOLIDATED STATEMENTS OF PARTNERS' CAPITAL (DEFICIT)

	General Partner		Limited Partners
					Accumulated other comprehensive income
	Contributed capital	Accumulated deficit	Contributed capital	Accumulated deficit		Non- controlling interest	Total
December 31, 2006	$1,000	$(535,751)	$48,817,997	$(52,758,352)	$(641,889)	$—	$(5,116,995)
Net profit	—	6,195	—	613,326	—	—	619,521
Currency translation adjustment	—	—	—	—	(25,605)	—	(25,605)

December 31, 2007	$1,000	$(529,556)	$48,817,997	$(52,145,026)	$(667,494)	$—	$(4,523,079)
Net profit	—	18,553	—	1,836,743	—	665,820	2,521,116
Currency translation adjustment	—	—	—	—	(259,735)	(140,331)	(400,066)

December 31, 2008	$1,000	$(511,003)	$48,817,997	$(50,308,283)	$(927,229)	$525,489	$(2,402,029)
Net profit	—	29,891	—	2,959,221	—	1,765,389	4,754,501
Currency translation adjustment	—	—	—	—	227,229	113,613	340,842

December 31, 2009	$1,000	$(481,112)	$48,817,997	$(47,349,062)	$(700,000)	$2,404,491	$2,693,314

The accompanying notes are an integral part of these consolidated financial statements.

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2009	2008	2007
		(Adjusted)
Cash flows from operating activities
Net profit	$4,754,501	$2,521,116	$619,521
Adjustments to reconcile net profit to net cash provided by operating activities:
Depreciation	4,263,450	5,899,408	6,978,619
Income taxes	(1,575,138)	—	—
Loss on disposal of fixed assets	—	—	26,477
Change in operating assets and liabilities:
Decrease in accounts payable to affiliates and related parties	(6,159,701)	(7,574,624)	(6,092,656)

Net cash provided by operating activities	1,283,112	845,900	1,531,961

Cash flows from investing activities
Purchase of fixed assets	(1,283,112)	(845,900)	(1,531,961)

Net cash used in investing activities	(1,283,112)	(845,900)	(1,531,961)

Cash flows from financing activities	—	—	—

Net cash used in financing activities	$—	$—	$—

Increase (decrease) in cash and cash equivalents	—	—	—
Cash and cash equivalents at beginning of period	—	—	—

Cash and cash equivalents at end of period	$—	$—	$—

The accompanying notes are an integral part of these consolidated financial statements.

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1—Organization and Partners' Interests

Formation and Business

        South Hertfordshire United Kingdom Fund, Ltd., or the Partnership, a Colorado limited partnership, was formed on December 23, 1991, in connection with a public offering of its limited partnership interests. The Partnership was formed to acquire, construct, develop, own and operate cable television/telephone systems in the U.K. NTL Fawnspring Limited, a U.K. corporation and a subsidiary of Virgin Media Inc., or Virgin Media, is the general partner, or the General Partner, of the Partnership. The partnership agreement stipulates a 25 years term which is scheduled to expire on December 31, 2016.

        The General Partner has the authority to manage the business, properties and activities of the Partnership. This includes the ability to operate and maintain cable television and telephone properties, and to purchase or lease property at the expense of the Partnership, the ability to make on behalf of the Partnership all payments required of the Partnership for all direct and indirect costs incurred in the conduct of its business, the ability to borrow money in the name of the Partnership, and the obligation to maintain accurate financial records and to prepare and file the reports required under applicable regulations.

        The business of the Partnership is managed as an integral part of the larger Virgin Media group and substantially all of its activities take place within Virgin Media's Consumer operating segment. Based on this organizational structure, as well as the nature of financial information available to assess its performance, the Partnership has concluded that its total operations represent one reportable segment and that the Partnership's performance and future net cash flow perspectives are best understood and assessed as such.

Contributed Capital

        The capitalization of the Partnership is set forth in the accompanying statement of partners' capital (deficit). No existing partner is obligated to make any additional contributions to partnership capital.

        The General Partner purchased its interest in the Partnership by contributing $1,000 to partnership capital.

        Profits, losses and distributions of the Partnership are currently allocated 99% to the limited partners and 1% to the General Partner until the limited partners have received distributions equal to 100% of their capital contributions plus an annual return thereon of 12%, cumulative and non-compounded. Thereafter, profits and distributions will generally be allocated 75% to the limited partners and 25% to the General Partner. Interest income earned prior to the formation of the Partnership was allocated 100% to the limited partners.

        The profits allocated to the limited partners and General Partner is the net profit or loss rather than the comprehensive income or loss. The net profit or loss does not take account of any foreign currency translation adjustments, as these are unrealized. The net profit or loss per limited partner unit is calculated after allocating 1% of the net profit or loss to the General Partner. For the year ended December 31, 2009, the profit per limited partnership unit amounted to $51.98.

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 1—Organization and Partners' Interests (Continued)

NTL (South Hertfordshire) Limited

        NTL (South Hertfordshire) Limited, or NTL South Herts, is a U.K. corporation owned 66.7% by the Partnership and 33.3% by Virgin Media. Virgin Media also owns the General Partner. The General Partner provides consulting services to the Partnership and may delegate some or all of the consulting services to Virgin Media or to other affiliates. NTL South Herts operates a cable system in an area which we refer to as the franchise area, comprising the administrative areas in South Hertfordshire of Three Rivers, Watford and Hertsmere which are located adjacent to the northwest perimeter of Greater London, England. We refer to this cable system as the South Herts System.

Note 2—Significant Accounting Policies

Basis of Presentation

        The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP.

Use of Estimates

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions impact, among others, the following: the amount charged to NTL South Herts by a subsidiary of Virgin Media for infrastructure and management support services, the amount to be paid to terminate certain agreements included in restructuring costs, the amount to be paid for other liabilities including contingent liabilities, estimated costs for interconnection, and estimates related to the amount of costs to be capitalized in connection with the construction and installation of NTL South Herts' network. Actual results could differ from those estimates.

Principles of Consolidation

        The consolidated financial statements include the accounts of the Partnership, and its subsidiary. Significant intercompany accounts and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform to the current year presentation.

Foreign Currency Translation

        The functional currency of the Partnership's operating subsidiary is the pound sterling, while the Partnership's reporting currency is the U.S. dollar. The assets and liabilities of the Partnership's subsidiary have been translated using the exchange rates in effect at the balance sheet dates, and revenue and expenses have been translated at the average rates for the respective years. Exchange gains and losses on translation of the Partnership's net equity investment in the subsidiary is reported as a separate component of accumulated other comprehensive income (loss) in the statement of partners' capital (deficit). Foreign currency transaction losses and gains are recorded in the statement of operations.

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2—Significant Accounting Policies (Continued)

Current Assets and Liabilities

        Since May 2000, the current assets and liabilities of NTL South Herts have been managed by Virgin Media. Books and records related to accounts receivable, accounts payable and deferred revenue are maintained by Virgin Media. Pursuant to the arrangement between Virgin Media and NTL South Herts contained in the letter of appointment and agreement, NTL South Herts has the legal right to offset amounts receivable from Virgin Media against amounts payable to Virgin Media. Consequently, the net balance payable by NTL South Herts to Virgin Media is disclosed under accounts payable to affiliates and related parties in the accompanying financial statements. Effective from June 2000, the bank accounts maintained by NTL South Herts were closed and a bank account maintained by Virgin Media is used for cash transactions. Accordingly, the net result from cash transactions is also included in accounts payable to affiliates and related parties.

Fixed Assets

        Fixed assets, net are stated at cost less accumulated depreciation.

        The cost of fixed assets includes amounts capitalized for labor and overhead expended in connection with the design and installation of NTL South Herts' operating network equipment and facilities. Costs associated with initial customer installations, additions of network equipment necessary to enable enhanced services, acquisition of additional fixed assets and replacement of existing fixed assets are capitalized. The costs of reconnecting the same service to a previously installed premise are charged to expense in the period incurred. Costs for repairs and maintenance are charged to expense as incurred.

        Depreciation is provided on fixed assets at rates that are intended to write off the cost of the assets over their estimated useful lives. Effect is given to commercial and technical obsolescence. Depreciation is provided on a straight-line basis over 5-30 years for the cable network and other electronic equipment, 30 years for buildings and 3-12 years for office and other equipment. Repairs and maintenance costs are charged to expense when incurred.

        The assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the sum of the expected future undiscounted cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and the carrying amount of the asset. The fair value of the asset is determined by the higher of the discounted cash flows and the net realizable value upon sale.

Revenue Recognition

        We recognize revenue only when it is realized or realizable and earned. We recognize revenue when all of the following are present:

  •
  persuasive evidence of an arrangement exists between us and our customers;

  •
  delivery has occurred or the services have been rendered;

  •
  the price for the service is fixed or determinable; and

  •
  collectibility is reasonably assured.

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2—Significant Accounting Policies (Continued)

        Fixed line telephone, cable television and internet revenues are recognized as the services are provided to customers. At the end of each period, adjustments are recorded to defer revenue relating to services billed in advance and to accrue for earned but unbilled services.

        Installation revenues are recognized in accordance with the provisions of the Revenue Recognition Topic of the FASB ASC, in relation to connection and activation fees for cable television, as well as fixed line telephone and internet services, on the basis that we market and maintain a unified fiber network through which we provide all of these services. Installation revenues are recognized at the time the installation has been completed to the extent that those fees are less than direct selling costs. Installation fees in excess of direct selling costs are deferred and amortized over the expected life of the customer's connection.

        Rental revenue in respect of line rentals and rental of equipment provided to customers is recognized on a straight-line basis over the term of the rental agreement.

        Bundled services revenue is recognized in accordance with the provisions of the Revenue Recognition Topic of the FASB ASC, to assess whether the components of the bundled services should be recognized separately.

        For bundled packages that have separately identifiable components, the total consideration is allocated to the different components based on their relative fair values. Where the fair value of a delivered component cannot be determined reliably but the fair value of the undelivered component can be, the fair value of the undelivered component is deducted from the total consideration and the net amount is allocated to the delivered components based on the "residual value" method.

Advertising Costs

        Advertising costs are expensed as incurred. Advertising costs allocated to NTL South Herts were $780,000, $840,174 and $1,048,929 in 2009, 2008 and 2007, respectively.

Asset Retirement Obligations

        We account for our obligations under the Waste Electrical and Electronic Equipment Directive adopted by the European Union in accordance with the Asset Retirement and Environmental Obligations Topic of the FASB ASC whereby we accrue the cost to dispose of certain of our customer premises equipment at the time of acquisition. These amounts are included within accounts payable to affiliates and related parties on the consolidated balance sheets.

Impairment of Long-Lived Assets

        In accordance with the Property, Plant and Equipment Topic of the FASB ASC, long-lived assets, including fixed assets and amortizable definite lived intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. We assess the recoverability of the carrying value of long-lived assets, by first grouping our long-lived assets with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities (the asset group) and, secondly, estimating the undiscounted future cash flows that are directly associated with and expected to arise from the use of and eventual disposition of such asset group. We estimate the undiscounted cash flows over the

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2—Significant Accounting Policies (Continued)

remaining useful life of the primary asset within the asset group. If the carrying value of the asset group exceeds the estimated undiscounted cash flows, we record an impairment charge to the extent the carrying value of the long-lived asset exceeds its fair value. We determine fair value through quoted market prices in active markets or, if quoted market prices are unavailable, through the performance of internal analysis of discounted cash flows or external appraisals. The undiscounted and discounted cash flow analyses are based on a number of estimates and assumptions, including the expected period over which the asset will be utilized, projected future operating results of the asset group, discount rate and long term growth rate.

Income taxes

        We provide for income taxes in accordance with the Income Taxes Topic of the FASB ASC. Judgment is required in determining our provision for income taxes, deferred tax assets and liabilities and the extent to which deferred tax assets can be recognized. We recognize deferred tax assets only if it is more likely than not that sufficient taxable income will be available in the future against which the temporary differences and unused tax losses can be utilized. We have considered future taxable income and tax planning strategies in assessing whether deferred tax assets should be recognized.

        At each period end, it is necessary for us to make certain estimates and assumptions to compute the provision for income taxes including, but not limited to the expected operating income (or loss) for the year, projections of the proportion of income (or loss) earned and taxed in the U.K., permanent and temporary differences, the likelihood of deferred tax assets being recovered and the outcome of contingent tax risks. In the normal course of business, the tax returns of NTL South Herts are subject to examination by the U.K. tax authority. Such examinations may result in future tax and interest assessments by the tax authority for uncertain tax positions taken in respect to matters such as business acquisitions and disposals and certain financing transactions including intercompany transactions, amongst others. We accrue a liability when we believe an assessment may be probable and the amount is estimable. In accordance with generally accepted accounting principles, the impact of revisions to these estimates is recorded as income tax expense or benefit in the period in which they become known. Accordingly, the accounting estimates used to compute the provision for income taxes have and will change as new events occur, as more experience is acquired, as additional information is obtained and our tax environment changes.

Note 3—Recent Accounting Pronouncements

        In June 2009, the FASB issued guidance relating to the FASB Accounting Standards Codification. Effective for interim or annual financial periods ending after September 15, 2009, the ASC became the single official source of authoritative U.S. GAAP (other than guidance issued by the SEC), superseding existing FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force (EITF), and related literature. After September 15, 2009, only one level of authoritative U.S. GAAP exists. All other literature will be considered non-authoritative. The ASC does not change U.S. GAAP; instead, it introduces a new structure that is organized in an easily accessible, user-friendly online research system. We have adopted the disclosure requirements of this guidance.

        In December 2007, the FASB issued new accounting guidance around noncontrolling interests at ASC 810. This guidance establishes requirements for ownership interests in subsidiaries held by parties

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 3—Recent Accounting Pronouncements (Continued)

other than ourselves (sometimes called "minority interests") to be clearly identified, presented, and disclosed in the consolidated statement of financial position within equity, but separate from the parent's equity. All changes in the parent's ownership interests are required to be accounted for consistently as equity transactions and any noncontrolling equity investments in unconsolidated subsidiaries must be measured initially at fair value. Additionally, the guidance requires that net income or loss and comprehensive income or loss be attributed to the parent entity and the noncontrolling interest. Before the adoption of this guidance, the portion of operations relating to the noncontrolling interest was reflected in the statement of operations as an income or expense item in the calculation of net income or loss. The guidance is effective, on a prospective basis, for fiscal years beginning after December 15, 2008; however, presentation and disclosure requirements must be retrospectively applied to comparative financial statements. We adopted this guidance effective January 1, 2009 and have classified noncontrolling interest (previously minority interest) as a component of equity for all periods presented. We also made the required adjustments to reflect the net profit or loss and comprehensive profit or loss as being attributable to the Partnership for all periods presented.

        Such adjustments had the following impact on our previously reported condensed consolidated statements of operations for the year ended December 31, 2008.

Year ended December 31, 2008	As Reported	Adjustments	As Adjusted
Net profit	$1,855,296	$665,820	$2,521,116

        In May 2009, the FASB issued new accounting guidance for the disclosure of subsequent events, effective for financial statements issued for all periods ending after June 15, 2009. The guidance establishes general standards of accounting for, and requires disclosure of, events that occur after the balance sheet date but before financial statements are issued or are available to be issued. We adopted this guidance during the second quarter of 2009. In February 2010 the FASB issued an Accounting Standards Update (ASU) to amend this guidance further. As a result of the ASU, we are not required to disclose the date through which we have evaluated subsequent events in the financial statements.

        In September 2009, the FASB ratified new accounting guidance for existing multiple-element revenue arrangements. The revised multiple-element revenue arrangements guidance will be effective for the first annual reporting period beginning on or after June 15, 2010 and may be applied retrospectively for all periods presented or prospectively to arrangements entered into or materially modified after the adoption date. Early adoption is permitted provided that the revised guidance is retroactively applied to the beginning of the year of adoption. We have not yet adopted the provisions of this guidance and are evaluating the impact on our consolidated financial statements.

Note 4—Transactions with the General Partner and Affiliated Entities

Consulting and Management Fees

        An affiliate of the General Partner is entitled to be paid a consulting fee by NTL South Herts. During the construction phases of the South Herts System, this consulting fee was 2% of construction costs. Since completion of construction of each portion of the system, the consulting fee for the completed portion has been 5% of the gross revenue, excluding revenue from the sale of cable television/telephone systems. The consulting fee is calculated and payable monthly. Consulting fees paid

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 4—Transactions with the General Partner and Affiliated Entities (Continued)

or payable by NTL South Herts for the years ended December 31, 2009, 2008 and 2007 were $1,415,950, $1,695,719 and $1,967,365, respectively. These amounts were expensed in the consolidated statement of operations each year.

Distribution Ratios and Reimbursement

        Any Partnership distributions made from cash flow (defined as cash receipts derived from routine operations, less debt principal and interest payments and cash expenses) are allocated 99% to the limited partners and 1% to the General Partner. Any distributions other than interest income on limited partner subscriptions earned prior to the acquisition of the Partnership's first cable television system or from cash flow, such as from the sale or refinancing of a system or upon dissolution of the Partnership, will be made as follows: 99% to the limited partners and 1% to the General Partner until any negative balances in the limited partners' capital accounts are reduced to zero; 100% to the General Partner until any negative balance in its capital account is reduced to zero; 99% to the limited partners and 1% to the General Partner until the balance in the limited partners' capital accounts is equal to their adjusted capital contribution plus a 12% return; 100% to the General Partner until the balance in its capital account is equal to its adjusted capital contribution, and any remaining income or gain shall be allocated 75% to the limited partners and 25% to the General Partner.

        The General Partner and its affiliates are entitled to reimbursement from NTL South Herts for direct and indirect expenses allocable to the operation of the South Herts System, and from the Partnership for direct and indirect expenses allocable to the operation of the Partnership which include but are not limited to salaries of any full or part-time employees, rent, supplies, telephone, travel and restructuring and other charges. The General Partner believes that the methodology used in allocating these expenses is fair and reasonable. During the years ended December 31, 2009, 2008 and 2007, reimbursement made by NTL South Herts and the partnership to the General Partner or its affiliates for any allocable direct and indirect expenses totaled $10,009,215, $11,541,482 and $14,437,572, respectively.

        The General Partner and its affiliates may make advances to, and defer collection of fees and allocated expenses owed by, the Partnership, although they are not required to do so. The Partnership is charged interest on such advances and deferred amounts at a rate equal to the General Partner's or certain affiliates' effective average cost of debt financing from unaffiliated entities, which does not differ from their weighted average cost of debt financing. For the years ended December 31, 2009, 2008 and 2007, aggregated interest, bank fees and finance charges of $2,843,152, $4,218,586 and $5,239,018, respectively, relating to non-permanent loans was charged by affiliates of the General Partner, and interest on advances of $137,968, $172,431 and $178,297, respectively, was charged by an affiliate of the General Partner.

        The General Partner and its affiliates are entitled to recover interest on the full amount of non-permanent loans they provide to the Partnership or NTL South Herts and the portion of bank fees and deferred financing costs relating to Virgin Media's debt financing allocable to the Partnership or NTL South Herts. They have elected to recover these amounts commencing in the fourth quarter of 2005.

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 5—Fixed Assets

        Fixed assets consist of:

		Year ended December 31,
	Estimated useful lives
		2009	2008
Cable network and other electrical equipment	5 - 30 years	$111,406,717	$105,174,057
Building and other equipment	3 - 30 years	7,006,074	6,413,085

		118,412,791	111,587,142
Accumulated depreciation		(75,727,622)	(70,181,481)

		$42,685,169	$41,405,661

        For the years ended December 31, 2009, 2008, and 2007, depreciation expense included in operating costs was $4,263,450, $5,899,408 and $6,978,619, respectively.

        The changes in the asset retirement obligations related to customer premises equipment were as follows (in millions):

	Year ended December 31,
	2009	2008
Asset retirement obligation at the beginning of the year	$550,706	$784,801
Increase in liability	93,035	108,960
Liabilities settled	(27,772)	(56,328)
Accretion expense	31,700	42,171
Revision in cash flows	(181,111)	(113,398)
Foreign currency translation	59,356	(215,500)

Asset retirement at the end of the year	$525,914	$550,706

Note 6—Financing

        The Partnership and NTL South Herts have no indebtedness other than accounts payable to affiliates and related parties, all of which are part of the Virgin Media group. Accordingly the Partnership and NTL South Herts are reliant upon the support of Virgin Media to continue their operations as a going concern.

Note 7—Income Taxes

        The Partnership is not subject to federal or state income tax because net income and losses of the Partnership accrue directly to the partners. The Partnership's tax returns, the qualification of the Partnership as such for tax purposes, and the amount of distributable Partnership income or loss are subject to examination by federal and state taxing authorities. If such examinations result in changes with respect to the Partnership's qualification as such, or in changes with respect to the Partnership's recorded income or loss, the tax liability of the general and limited partners would likely be changed accordingly. Also, income taxes are recognized for the amount of taxes payable by the Partnership's corporate subsidiary and for the impact of deferred tax assets and liabilities, which represent the

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 7—Income Taxes (Continued)

differences between the financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the underlying assets are received and liabilities settled.

        The benefit for income taxes consists of the following:

	Year ended December 31,
	2009	2008	2007
Current
Foreign	$—	$—	$—
Deferred
Foreign	1,575,138	—	—

Total	$1,575,138	$—	$—

        The foreign deferred tax benefit relates to the Partnership's U.K. subsidiary, NTL South Herts, which is subject to U.K. corporation tax on its income and gains.

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The tax basis in the Partnership's assets and liabilities is $7.8 million higher than its book basis in its assets and liabilities at December 31, 2009 for financial reporting purposes. Significant components of deferred tax liabilities and assets related to NTL South Herts are as follows:

	Year ended December 31,
	2009	2008
Deferred tax liabilities:
Depreciation	$—	$—

Total deferred tax liabilities	—	—

Deferred tax assets:
Depreciation	11,356,338	9,151,936
Net operating loss carryforward	313,854	2,388,983
Purchase accounting liabilities	—	—

Total deferred tax assets:	11,670,192	11,540,919
Valuation allowance	(10,043,331)	(11,540,919)

Net deferred tax assets	1,626,861	—

Net deferred tax assets	$1,626,861	$—

        At December 31, 2009, NTL South Herts had U.K. net operating loss carryforwards of approximately $1.1 million. The U.K. net operating loss carryforwards are available for utilization in future years and do not expire. Management has established a valuation allowance against deferred tax assets to the extent that it is not more likely than not that such assets would be realized in the future.

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 7—Income Taxes (Continued)

        The following table summarizes the movements in our deferred tax valuation allowance during the years ended December 31, 2009, 2008 and 2007:

	Year ended December 31,
	2009	2008	2007
Balance, January 1	$11,540,919	$16,835,213	$17,079,741
Effect of foreign exchange rate	1,222,063	(4,432,150)	224,114
Recognition of deferred tax asset	(1,626,861)	—	—
Decrease in deferred tax attributes	(1,092,790)	(862,144)	(468,642)

Balance, December 31	$10,043,331	$11,540,919	$16,835,213

        A valuation allowance is recorded to reduce the deferred tax asset to an amount that is more likely than not to be realized. To the extent that the valuation allowance is reduced, the benefit will be recognized as a reduction of income tax expense.

        The reconciliation of income taxes computed at U.K. statutory rates to income tax (benefit) expense is as follows:

	Year ended December 31,
	2009	2008	2007
Expense at U.K. statutory rate (28%/28.5%/30.0%)	$890,222	$718,519	$185,856
Add:
Partnership earnings not subject to tax	151,665	(65,544)	113,734
Change in valuation allowance	(2,617,025)	(652,975)	(299,590)

Income tax benefit	$(1,575,138)	$—	$—

        The total amount of unrecognized tax benefits was $nil as of December 31, 2009 and 2008. We do not expect that the amount of unrecognized tax benefits will significantly increase or decrease in the next twelve months.

        We recognize interest and penalties related to unrecognized tax benefits in income tax expense. We have accrued interest of $nil in respect of unrecognized tax benefits at December 31, 2009 and 2008.

        The statute of limitations is open for the years 2007 to 2009 in the U.K., our major tax jurisdiction.

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD. A Colorado limited partnership
By:	NTL Fawnspring Limited, its General Partner
By:	/s/ ROBERT MACKENZIE Robert Mackenzie Director of Virgin Media Directors Limited Corporate Director of NTL Fawnspring Limited, the General Partner of South Hertfordshire United Kingdom Fund, Ltd.

Dated: March 17, 2010

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Name	Title	Date

/s/ ROBERT MACKENZIE Robert Mackenzie	Director of Virgin Media Directors Limited, Corporate Director of NTL Fawnspring Limited, the General Partner of South Hertfordshire United Kingdom Fund, Ltd.*	March 17, 2010
/s/ ROBERT GALE Robert Gale	Director of Virgin Media Directors Limited, Corporate Director of NTL Fawnspring Limited, the General Partner of South Hertfordshire United Kingdom Fund, Ltd.*	March 17, 2010

*
The Partnership has no principal executive officer, principal financial officer or principal accounting officer. Robert Mackenzie and Robert Gale are directors of Virgin Media Directors Limited, which is a Corporate Director of Fawnspring Limited, the General Partner of the Partnership.

 EXHIBIT INDEX

Exhibit No.
3.1		Certificate of Limited Partnership dated December 31, 1991 (Incorporated by reference to Exhibit 3.1 to the Registrant's Form 10-K for the year ended December 31, 1994, filed with the Securities and Exchange Commission on March 31, 1995, File No. 000-19889)

3.2		Amendment to the Certificate of Limited Partnership dated January 31, 1995 (Incorporated by reference to Exhibit 3.2 to the Registrant's Form 10-K for the year ended December 31, 1994, filed with the Securities and Exchange Commission on March 31, 1995, File No. 000-19889)

4.1		Limited Partnership Agreement dated December 31, 1991 (Incorporated by reference to the Registrant's Post-Effective Amendment No. 2 to Form S-1, filed with the Securities and Exchange Commission on May 6, 1993, File No. 33-48400)

4.2		Amendment No. 1 to Limited Partnership Agreement dated October 20, 1992 (Incorporated by reference to Exhibit 4.2 to the Registrant's Form 10-K for the year ended December 31, 1994, filed with the Securities and Exchange Commission on March 31, 1995, File No. 000-19889)

21.1	**	List of Subsidiaries of South Hertfordshire United Kingdom Fund, Ltd.

31.1	**	Certification of person performing function similar to the functions of principal executive officer*, pursuant to Rule 13a-14a or Rule 15d-14(a) of the Securities Exchange Act of 1934, as amended, or Exchange Act

31.2	**	Certification of person performing function similar to the functions of principal financial officer*, pursuant to Rule 13a-14a or Rule 15d-14(a) of the Exchange Act

32.1	**	Certification of persons performing function similar to the functions of principal executive officer and principal financial officer, respectively*, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

*
The Partnership has no principal executive officer or principal financial officer. Robert Mackenzie and Robert Gale are Directors of Virgin Media Directors Limited, which is a Corporate Director of NTL Fawnspring Limited, the General Partner of the Partnership.

**
Filed herewith.

 Exhibit 21.1

List of Subsidiaries of
South Hertfordshire United Kingdom Fund, Ltd.
As of March 17, 2010

Name	Jurisdiction of Incorporation/Organization
NTL (South Hertfordshire) Limited	England and Wales

 Exhibit 31.1

CERTIFICATION

I, Robert Mackenzie, director of Virgin Media Directors Limited, certify that:

1.
I have reviewed this annual report on Form 10-K of South Hertfordshire United Kingdom Fund, Ltd.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: March 17, 2010	/s/ ROBERT MACKENZIE Robert Mackenzie Director of Virgin Media Directors Limited, Corporate Director of NTL Fawnspring Limited, the General Partner of South Hertfordshire United Kingdom Fund, Ltd.*

*
The Partnership has no principal executive officer or principal financial officer. Robert Mackenzie and Robert Gale are directors of Virgin Media Directors Limited, which is a Corporate Director of NTL Fawnspring Limited, the General Partner of the Partnership.

 Exhibit 31.2

CERTIFICATION

I, Robert Gale, director of Virgin Media Directors Limited, certify that:

1.
I have reviewed this annual report on Form 10-K of South Hertfordshire United Kingdom Fund, Ltd.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: March 17, 2010	/s/ ROBERT GALE Robert Gale Director, of Virgin Media Directors Limited, Corporate Director of NTL Fawnspring Limited, the General Partner of South Hertfordshire United Kingdom Fund, Ltd.*

*
The Partnership has no principal executive officer or principal financial officer. Robert Mackenzie and Robert Gale are directors of Virgin Media Directors Limited, which is a Corporate Director of NTL Fawnspring Limited, the General Partner of the Partnership.

 Exhibit 32.1

Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report on Form 10-K of South Hertfordshire United Kingdom Fund, Ltd. (the "Partnership") for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert Mackenzie, as a director for Virgin Media Directors Limited, the Corporate Director of NTL Fawnspring Limited, the General Partner of the Partnership, and Robert Gale, as a director for Virgin Media Directors Limited, the Corporate Director of NTL Fawnspring Limited, the General Partner of the Partnership, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director of Virgin Media Directors Limited Corporate Director of NTL Fawnspring Limited, the General Partner of South Hertfordshire United Kingdom Fund, Ltd.*
Date:	March 17, 2010
By:	/s/ ROBERT GALE
Name:	Robert Gale
Title:	Director of Virgin Media Directors Limited Corporate Director of NTL Fawnspring Limited, the General Partner of South Hertfordshire United Kingdom Fund, Ltd.*
Date:	March 17, 2010

        A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

        This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934.

*
The Partnership has no principal executive officer or principal financial officer. Robert Mackenzie and Robert Gale are directors of Virgin Media Directors Limited, which is a Corporate Director of NTL Fawnspring Limited, the General Partner of the Partnership.

 ANNEX C

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

(Mark One)
☒	Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
For the quarterly period ended September 30, 2010
☐	Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
For the transition period from to

Commission File Number: 000-19889

South Hertfordshire United Kingdom Fund, Ltd.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	84-1145140 (I.R.S. employer identification no.)
Media House, Bartley Wood Business Park, Hook, Hampshire, RG27 9UP, England (Address of principal executive offices)	+ 44 1256 75 2000 (Registrant's telephone number, including area code)

        Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

        Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐    No ☐

        Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if smaller reporting company)	Smaller reporting company ☐

        Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐    No ☒

        The number of limited partnership units of the registrant outstanding as of November 5, 2010 was 56,935.

        In this quarterly report, unless the context otherwise requires, the terms "we", "us", "our" and similar terms refer to South Hertfordshire United Kingdom Fund, Ltd. and its subsidiaries, and "Virgin Media" refers to the consolidated business of Virgin Media Inc. and its subsidiaries, as further described herein.

2

 "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:

        Various statements contained in this document constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. Words like "believe", "anticipate", "should", "intend", "plan", "will", "expects", "estimates", "projects", "positioned", "strategy" and similar expressions identify these forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements or industry results to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by these forward-looking statements. These factors, among others, include:

  •
  our reliance on the continued support of Virgin Media;

  •
  the lack of an established trading market for our partnership interests;

  •
  conflicts of interest between us and Virgin Media and its affiliates;

  •
  our reliance on a limited franchise area;

  •
  the risks to Virgin Media's business set forth below, which are risks that we share as a result of our reliance on, and integration with, Virgin Media;

  •
  Virgin Media's ability to compete with a range of other communications and content providers;

  •
  the effect of technological changes on Virgin Media's business;

  •
  Virgin Media's ability to maintain and upgrade its networks in a cost-effective and timely manner;

  •
  possible losses in Virgin Media's revenues due to systems failures;

  •
  Virgin Media's ability to control unauthorized access to its network;

  •
  Virgin Media's reliance on third-party suppliers and contractors to provide necessary hardware, software or operational support;

  •
  Virgin Media's continued right to use the Virgin name and logo;

  •
  Virgin Media's ability to manage customer churn;

  •
  general economic conditions;

  •
  Virgin Media's ability to provide attractive programming at a reasonable cost;

  •
  Virgin Media's ability to implement its restructuring plan successfully and realize the anticipated benefits;

  •
  currency and interest rate fluctuations;

  •
  Virgin Media's ability to fund debt service obligations and refinance its debt obligations;

  •
  Virgin Media's ability to obtain additional financing in the future; and

  •
  Virgin Media's ability to comply with restrictive covenants in its indebtedness agreements.

        These and other factors are discussed in more detail under "Risk Factors" and elsewhere in our annual report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission, or SEC, on March 17, 2010. We assume no obligation to update our forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting these statements.

3

 Exchange Rates

        The following table sets forth, for the periods indicated, the high, low, period average and period end noon buying rate in the City of New York for cable transfers as certified for customs purposes by the Federal Reserve Bank of New York expressed as U.S. dollars per £1.00. The noon buying rate of the pound sterling on September 30, 2010 was $1.5731 per £1.00.

	U.S. dollars per £1.00
Nine months ended September 30,	Period End	Average(1)	High	Low
2009	$1.6004	$1.5489	$1.6977	$1.3658
2010	1.5731	1.5332	1.6370	1.4344

(1)
The average rate is the average of the noon buying rates on the last day of each month during the relevant period.

        The above rates may differ from the actual rates used in the preparation of the condensed consolidated financial statements and other financial information appearing in this quarterly report. Our inclusion of these exchange rates is not meant to suggest that the pound sterling amounts actually represent these U.S. dollar amounts or that these amounts could have been converted into U.S. dollars at any particular rate, if at all.

        Unless we otherwise indicate, all U.K. pound sterling amounts as of September 30, 2010 are translated to U.S. dollars at an exchange rate of $1.5731 to £1.00, all amounts disclosed for the nine months ended September 30, 2010 are based on an average exchange rate of $1.5351 to £1.00, and all amounts disclosed for the nine months ended September 30, 2009 are based on an average exchange rate of $1.5423 to £1.00. All amounts disclosed as of December 31, 2009 are based on an exchange rate of $1.6167 to £1.00. U.S. dollar amounts for the three months ended September 30, 2010 and 2009 are determined by subtracting the U.S. dollar converted financial result for the six months ended June 30, 2010 and 2009 from the U.S. dollar converted financial result for the nine months ended September 30, 2010 and 2009, respectively. All rates are based on the noon buying rate in the City of New York for cable transfers as certified for customs purposes by the Federal Reserve Bank of New York. The variation among the exchange rates for 2010 and 2009 has affected the U.S. dollar comparisons significantly.

4

 PART I. FINANCIAL INFORMATION

ITEM 1.    FINANCIAL STATEMENTS

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2010	December 31, 2009
	(unaudited)
Assets
Deferred tax asset	$478,026	$1,626,861
Fixed assets, net	39,711,964	42,685,169

Total assets	40,189,990	44,312,030

Liabilities and Partners' Capital
Current liabilities
Accounts payable to affiliates and related parties	$35,228,604	$41,618,716

Total liabilities	35,228,604	41,618,716

Partners' Capital
General Partner
Contributed capital	1,000	1,000
Accumulated deficit	(466,415)	(481,112)

	(465,415)	(480,112)

Limited Partners
Contributed capital, net (56,935 units outstanding at September 30, 2010 and December 31, 2009)	48,817,997	48,817,997
Accumulated deficit	(45,894,017)	(47,349,062)

	2,923,980	1,468,935

Partners' capital	2,458,565	988,823
Accumulated other comprehensive loss	(783,934)	(700,000)

Total South Hertfordshire United Kingdom Fund Ltd. Partners' capital	1,674,631	288,823

Noncontrolling interest	3,286,755	2,404,491

Total Partners' capital	4,961,386	2,693,314

Total Liabilities and Partners' Capital	$40,189,990	$44,312,030

See accompanying notes.

5

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
Revenue	$7,280,843	$7,198,079	$21,164,074	$21,028,124
Costs and expenses
Operating costs	(2,206,108)	(2,474,802)	(6,729,490)	(8,041,809)
Allocated overhead	(2,586,964)	(2,460,936)	(7,566,986)	(7,409,828)
Management fees	(364,042)	(359,904)	(1,058,204)	(1,051,406)
Selling, general and administrative expenses	(45,580)	(32,833)	(183,330)	(97,010)

Operating income	2,078,149	1,869,604	5,626,064	4,428,071
Other expenses
Interest payable to General Partner and affiliates	(750,732)	(731,721)	(2,262,624)	(2,243,211)
Exchange (losses) gains	(236,181)	56,613	108,803	(174,895)

Net profit before taxes	1,091,236	1,194,496	3,472,243	2,009,965
Income tax expense	(414,340)	—	(1,078,269)	—

Net profit	676,896	1,194,496	2,393,974	2,009,965
Less: Profit attributable to noncontrolling interest	(355,151)	(407,249)	(924,232)	(810,747)

Net profit attributable to South Hertfordshire United Kingdom Fund, Ltd.	$321,745	$787,247	$1,469,742	$1,199,218

Allocation of net profit attributable to South Hertfordshire United Kingdom Fund, Ltd.
General Partner	$3,217	$7,872	$14,697	$11,992
Limited Partners	318,528	779,375	1,455,045	1,187,226

Net profit attributable to South Hertfordshire United Kingdom Fund, Ltd.	$321,745	$787,247	$1,469,742	$1,199,218

Net profit attributable to South Hertfordshire United Kingdom Fund, Ltd. allocated to limited partners per limited partnership unit	$5.59	$13.69	$25.56	$20.85

Average number of limited partnership units outstanding	56,935	56,935	56,935	56,935

See accompanying notes.

6

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

	Nine months ended September 30,
	2010	2009
Cash flows from operating activities
Net profit	$2,393,974	$2,009,965
Adjustments to reconcile net profit to net cash provided by operating activities:
Depreciation	2,967,958	3,202,353
Deferred income taxes	1,078,269	—
Change in operating assets and liabilities:
Decrease in accounts payable to affiliates and related parties	(5,256,917)	(4,716,346)

Net cash provided by operating activities	1,183,284	495,972

Cash flows from investing activities
Purchase of fixed assets	(1,183,284)	(495,972)

Net cash used in investing activities	(1,183,284)	(495,972)

Increase (decrease) in cash and cash equivalents	—	—
Cash and cash equivalents at beginning of period	—	—

Cash and cash equivalents at end of period	$—	$—

See accompanying notes.

7

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

Note 1—Basis of Presentation

Formation and Business

        South Hertfordshire United Kingdom Fund, Ltd., or the Partnership, a Colorado limited partnership, was formed on December 23, 1991, in connection with a public offering of its limited partnership interests. The Partnership was formed to acquire, construct, develop, own and operate cable television/telephone systems in the U.K. NTL Fawnspring Limited, a U.K. corporation and an indirect wholly owned subsidiary of Virgin Media Inc., is the general partner, or the General Partner, of the Partnership. The partnership agreement stipulates a 25 year term which is scheduled to expire on December 31, 2016.

        We hold 66.7% of the shares of NTL (South Hertfordshire) Limited, or NTL South Herts, which is principally engaged in the development, construction, management and operation of broadband communications networks for telephone, cable television and internet services in the U.K. As a result of our ownership of 66.7% of the shares of NTL South Herts, for accounting purposes, we have consolidated the results of NTL South Herts with our results. Virgin Media Inc. indirectly holds the remaining 33.3% of the shares of NTL South Herts. We are reliant on the support of Virgin Media Inc., the ultimate parent company of the General Partner, to continue our operations as a going concern.

Basis of Presentation

        We have prepared the accompanying unaudited condensed consolidated financial statements in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, for interim financial information and with the rules and regulations of the Securities and Exchange Commission, or SEC. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of our management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. Results of operations for the three and nine months ended September 30, 2010 are not necessarily indicative of results to be expected for the full year ending December 31, 2010. For further information, refer to the consolidated financial statements and footnotes thereto included in our annual report on Form 10-K for the year ended December 31, 2009, as filed with the SEC, on March 17, 2010.

8

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 2—Comprehensive Profit

        Comprehensive profit includes net profit as well as other comprehensive profit. Our other comprehensive profit consists of changes in cumulative foreign currency translation adjustments. Comprehensive profit comprises:

	Three months ended September 30, 2010
	Partners of South Hertfordshire United Kingdom Fund, Ltd.	Noncontrolling interests	Total
Net profit	$321,745	$355,151	$676,896
Foreign currency translation adjustments	302,893	151,445	454,338

Comprehensive profit	$624,638	$506,596	$1,131,234

	Nine months ended September 30, 2010
	Partners of South Hertfordshire United Kingdom Fund, Ltd.	Noncontrolling interests	Total
Net profit	$1,469,742	$924,232	$2,393,974
Foreign currency translation adjustments	(83,934)	(41,968)	(125,902)

Comprehensive profit	$1,385,808	$882,264	$2,268,072

	Three months ended September 30, 2009
	Partners of South Hertfordshire United Kingdom Fund, Ltd.	Noncontrolling interests	Total
Net profit	$787,247	$407,249	$1,194,496
Foreign currency translation adjustments	(53,451)	(26,727)	(80,178)

Comprehensive profit	$733,796	$380,522	$1,114,318

9

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 2—Comprehensive Profit (Continued)

	Nine months ended September 30, 2009
	Partners of South Hertfordshire United Kingdom Fund, Ltd.	Noncontrolling interests	Total
Net profit	$1,199,218	$810,747	$2,009,965
Foreign currency translation adjustments	160,653	80,324	240,977

Comprehensive profit	$1,359,871	$891,071	$2,250,942

Note 3—Transactions with the General Partner and Affiliated Entities

Consulting and Management Fees

        An affiliate of the General Partner is entitled to be paid a consulting fee by NTL South Herts. During the construction phases of the South Herts System, this consulting fee was 2% of construction costs. Since completion of construction of each portion of the system, the consulting fee for the completed portion has been 5% of the gross revenue, excluding revenue from the sale of cable television/telephone systems. The consulting fee is calculated and payable monthly. Consulting fees paid or payable by NTL South Herts for the three months ended September 30, 2010 and 2009 were $364,042 and $359,904, respectively. Consulting fees paid or payable by NTL South Herts for the nine months ended September 30, 2010 and 2009 were $1,058,204 and $1,051,406, respectively. These amounts were expensed in the condensed consolidated statements of operations.

Distribution Ratios and Reimbursement

        Any Partnership distributions made from cash flows (defined as cash receipts derived from routine operations, less debt principal and interest payments and cash expenses) are allocated 99% to the limited partners and 1% to the General Partner. Any distributions other than interest income on limited partner subscriptions earned prior to the acquisition of the Partnership's first cable television system or from cash flows, such as from the sale or refinancing of a system or upon dissolution of the Partnership, will be made as follows: 99% to the limited partners and 1% to the General Partner until any negative balances in the limited partners' capital accounts are reduced to zero; 100% to the General Partner until any negative balance in its capital account is reduced to zero; 99% to the limited partners and 1% to the General Partner until the balance in the limited partners' capital accounts is equal to their adjusted capital contribution plus a 12% return; 100% to the General Partner until the balance in its capital account is equal to its adjusted capital contribution, and any remaining income or gain shall be allocated 75% to the limited partners and 25% to the General Partner.

        The General Partner and its affiliates are entitled to reimbursement from NTL South Herts for direct and indirect expenses allocable to the operation of the South Herts System, and from the Partnership for direct and indirect expenses allocable to the operation of the Partnership which include, but are not limited to, salaries of any full or part-time employees, rent, supplies, telephone, travel, and restructuring and other charges. The General Partner believes that the methodology used in allocating these expenses is fair and reasonable. During the three months ended September 30, 2010 and 2009,

10

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
(A Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 3—Transactions with the General Partner and Affiliated Entities (Continued)

reimbursement made by NTL South Herts and the Partnership to the General Partner or its affiliates for any allocable direct and indirect expenses totaled $2,586,964 and $2,460,936, respectively. During the nine months ended September 30, 2010 and 2009, reimbursement made by NTL South Herts and the Partnership to the General Partner or its affiliates for any allocable direct and indirect expenses totaled $7,566,986 and $7,409,828, respectively.

        The General Partner and its affiliates may make advances to, and defer collection of fees and allocated expenses owed by, the Partnership, although they are not required to do so. The Partnership is charged interest on such advances and deferred amounts at a rate equal to the General Partner's or certain affiliates' effective average cost of debt financing from unaffiliated entities, which does not differ from their weighted average cost of debt financing. For the three months ended September 30, 2010 and 2009, affiliates of the General Partner charged the Partnership aggregated interest, bank fees and finance charges of $660,470 and $697,222, respectively, relating to non-permanent loans, and an affiliate of the General Partner charged the Partnership interest on advances of $90,262 and $34,499, respectively. For the nine months ended September 30, 2010 and 2009, affiliates of the General Partner charged the Partnership aggregated interest, bank fees and finance charges of $2,008,026 and $2,142,433, respectively, relating to non-permanent loans, and an affiliate of the General Partner charged the Partnership interest on advances of $254,598 and $100,778, respectively. The General Partner and its affiliates are entitled to recover interest on the full amount of non-permanent loans they provide to the Partnership or NTL South Herts and the portion of bank fees and deferred financing costs relating to Virgin Media's senior credit facility allocable to the Partnership or NTL South Herts.

Note 4—Recent Accounting Pronouncements

        In September 2009, the Financial Accounting Standards Board, or FASB, ratified new accounting guidance for existing multiple-element revenue arrangements. The revised multiple-element revenue arrangements guidance will be effective for the first annual reporting period beginning on or after June 15, 2010 and may be applied retrospectively for all periods presented or prospectively to arrangements entered into or materially modified after the adoption date. We will prospectively apply the new requirements beginning on January 1, 2011 and are currently evaluating the impact on our consolidated financial statements.

Note 5—Income taxes

        For the three and nine months ended September 30, 2010, income tax expense was $414,340 and $1,078,269, respectively. The income tax expense relates to the partial utilization of the deferred tax asset in respect of carried forward tax losses and tax depreciation of NTL South Herts recognized as at December 31, 2009. There was no income tax expense for the three and nine months ended September 30, 2009.

11

Item 2.    Management's Discussion and Analysis of Financial Condition and Results of Operations

Overview

        We are a Colorado limited partnership that was formed in December 1991 pursuant to the public offering of our limited partnership interests for the purpose of acquiring one or more cable television/telephone systems in the U.K. Upon acquisition of our system, our primary investment objective was to obtain capital appreciation in the value of our investment in the system over the term that the investment is held by us.

        We hold 66.7% of the shares of NTL South Herts, which is principally engaged in the development, construction, management and operation of broadband communications networks for telephone, cable television and internet services in the U.K. As a result of our ownership of 66.7% of the shares of NTL South Herts, for accounting purposes we have consolidated the results of NTL South Herts with our results. Virgin Media Inc. indirectly holds the remaining 33.3% of the shares of NTL South Herts. We are reliant on the support of Virgin Media Inc., the ultimate parent company of the General Partner, to continue our operations as a going concern.

        We derive our revenue principally from monthly fees and usage charges. Our packaging of services and pricing are designed to encourage our residential customers to use multiple services like "double-play" telephone and broadband, "double-play" telephone and television or "triple-play" telephone, television and broadband.

        Our expenses include certain costs that are charged to us by a subsidiary of Virgin Media Inc. for the provision of network services and support, the use of Virgin Media's national backbone telephone network for carriage of our telephone traffic, as well as the provision of technical infrastructure and network capacity by Virgin Media for our subscription internet access service and digital television services, the provision of corporate services, including finance, legal, human resources and facility services, and for the provision of IT services, including our use of the related IT systems and equipment. The principal components of Virgin Media's expenses include payroll and other employee-related costs; television programming costs; interconnect costs paid to other carriers relating to call termination; facility-related costs, such as rent, utilities and rates; marketing and selling costs; repairs and maintenance costs; and allowances for doubtful accounts.

        In the second quarter of 2009, the General Partner agreed to the transfer of customer and supplier contracts relating to NTL South Herts' premium TV services, resulting in a transfer of revenue and costs to Future Entertainment Sarl, a wholly owned subsidiary of Virgin Media, which with effect from September 1, 2009, carries substantially all Virgin Media's premium TV channels and associated revenue and costs. This has resulted in a decline in revenues earned by NTL South Herts along with a decline in the costs incurred, but as these services were loss making, it has not been detrimental to the results of operations or financial position of NTL South Herts.

Factors Affecting Our Business

        Our residential customers account for the majority of our total revenue. The number of residential customers, the number and types of services that each customer uses and the prices we charge for these services drive our revenue. Our profit is driven by the relative margins on the types of services we provide to these customers and by the number of services that we provide to them. For example, broadband internet is more profitable than our television services and, on average, our "triple-play" customers are more profitable than "double-play" or "single-play" customers. Our packaging of services and our pricing are designed to encourage our customers to use multiple services such as television, telephone and broadband at a lower price than each stand-alone product on a combined basis. Factors particularly affecting our business include general macroeconomic factors, currency movements,

12

integration and restructuring activities, churn, average revenue per user, competition, capital expenditures and seasonality.

        General Macroeconomic Factors.    General macroeconomic factors in the U.K. have an impact on our business. For example, during an economic slowdown, potential and existing customers may be less willing or able to purchase our products or upgrade their services. We may also experience increased churn and higher bad debt expense.

        Currency Movements.    Because substantially all of our revenue and operating costs are earned and paid in U.K. pounds sterling, but we report our financial results in U.S. dollars, our financial results are impacted by currency fluctuations which are unrelated to our underlying results of operations.

        Integration and Restructuring Activities.    In the fourth quarter of 2008, Virgin Media commenced the implementation of a restructuring plan aimed at driving further improvements in Virgin Media's and our operational performance and eliminating inefficiencies in order to create a fully-integrated, customer-focused organization. Virgin Media anticipates significant cost savings from the plan and that the annual savings from and after 2010 will exceed the annual costs incurred in connection with the plan. These costs will include purchases of fixed assets, lease and contract exit costs, employee termination costs and other restructuring and restructuring-related expenses, some of which will be classified as restructuring costs. During the second quarter, Virgin Media identified further savings through the expansion of the program and revised the estimated total costs and extended the completion date through the end of 2012. In total, Virgin Media expects to incur operating expenditures of between £150 million to £170 million and capital expenditures of between £50 million to £60 million in connection with this plan over a three-year period. Virgin Media's and our financial performance may be negatively affected if Virgin Media is unable to implement its restructuring plan successfully and realize the anticipated benefits.

        Capital Expenditures.    Our business requires substantial capital expenditures on a continuing basis for various purposes, including expanding, maintaining and upgrading our cable network, investing in new customer acquisitions, and offering new services. If Virgin Media and we do not continue to invest in our network and in new technologies, our ability to retain and acquire customers may be hindered. Therefore, Virgin Media's and our liquidity and the availability of cash to fund capital projects are important drivers of our revenue. When Virgin Media's and our liquidity is restricted, so is our ability to meet our capital expenditure requirements.

        Churn.    Churn is the proportion of customers who stop subscribing to any of our services. An increase in our churn can lead to increased costs and reduced revenue. We continue to focus on improving our customer service and enhancing and expanding our service offerings to existing customers in order to manage our churn rates. Our ability to reduce our churn rates beyond a base level is limited by factors such as competition, the economy and customers moving outside our network service area, in particular during the summer season. Managing our churn rates is a significant component of our business plan. Our churn rates may increase if our customer service is seen as unsatisfactory, if we are unable to deliver a service without interruption, if we fail to match offerings by our competitors, if we increase our prices, if there is an improvement in the U.K. housing market or if there is a prolonged economic downturn.

        ARPU.    Average revenue per user, or ARPU, is a measure Virgin Media uses to evaluate how effectively it is realizing potential revenue from its residential cable customers on its network. Virgin Media believes that its "triple-play" cable offering of television, broadband and fixed line telephone services is attractive to its existing customer base and generally allows Virgin Media to increase its ARPU by facilitating the sale of multiple services to each customer.

13

        Competition.    Our ability to acquire and retain customers and increase revenue depends on our competitive strength. There is significant and increasing competition in the market for our consumer services, including broadband and telephone services offered by BT Group plc, or BT; resellers or local loop unbundlers, such as British Sky Broadcasting Group plc, or BSkyB, and Talk Talk Telecom Group PLC; alternative internet access services like DSL; satellite television services offered by BSkyB and by BBC and ITV through Freesat; free-to-air digital terrestrial television offered through Freeview; and internet protocol television offered by BT. In addition, certain competitors, such as BT and BSkyB, are dominant in markets in which we compete and may use their dominance in those markets to offer bundled services that compete with our product offerings. As a result of increased competition, we have had to, and may be required to continue to, adjust our pricing and offer discounts to new and existing customers in order to attract and retain customers.

        Seasonality.    Some revenue streams are subject to seasonal factors. For example, telephone usage revenue by residential customers tends to be slightly lower during summer holiday months. Our churn rates include persons who disconnect their service because of moves, resulting in a seasonal increase in our churn rate during the summer months when higher levels of U.K. house moves occur and students leave their accommodation between academic years.

Critical Accounting Policies

        The preparation of our consolidated financial statements requires us to make estimates that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and contingent liabilities. We base our judgments on historical experience and on various other assumptions that we believe are reasonable under the circumstances, the results of which form the basis for making estimates about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

        For a discussion of the accounting judgments and estimates that we have identified as critical in the preparation of our consolidated financial statements, please refer to our annual report on Form 10-K for the year ended December 31, 2009, as filed with the SEC on March 17, 2010.

14

 Consolidated Results of Operations

Three Months Ended September 30, 2010 and 2009

        We present below summarized consolidated financial information in U.S. dollars and U.K. pounds sterling for the three months ended September 30, 2010 and 2009:

	Three months ended September 30,			Three months ended September 30,
			% Change			% Change
	2010	2009		2010	2009
Revenue	$7,280,843	$7,198,079	1.1	£4,693,747	£4,370,384	7.4
Operating costs	(2,206,108)	(2,474,802)	(10.9)	(1,421,092)	(1,485,178)	(4.3)
Allocated overhead	(2,586,964)	(2,460,936)	5.1	(1,667,573)	(1,489,449)	12.0
Management fees	(364,042)	(359,904)	1.1	(234,687)	(218,519)	7.4
Selling, general and administrative expenses	(45,580)	(32,833)	38.8	(29,204)	(19,912)	46.7

Operating income	2,078,149	1,869,604	11.2	1,341,191	1,157,326	15.9
Interest expense	(750,732)	(731,721)	2.6	(483,690)	(442,006)	9.4
Exchange (losses) gains	(236,181)	56,613		(155,075)	41,674

Net profit before taxes	1,091,236	1,194,496	(8.6)	702,426	756,994	(7.2)
Income tax expense	(414,340)	—		(267,560)	—

Net profit	676,896	1,194,496	(43.3)	434,866	756,994	(42.6)
Noncontrolling interest	(355,151)	(407,249)	(12.8)	(229,338)	(255,396)	(10.2)

Net profit attributable to South Herts	$321,745	$787,247		£205,528	£501,598

Revenue

        For the three months ended September 30, 2010, revenue increased by 1.1% to $7.3 million from $7.2 million for the three months ended September 30, 2009, and revenue expressed in pounds sterling increased by 7.4% to £4.7 million for the three months ended September 30, 2010, from £4.4 million for the three months ended September 30, 2009. Revenue expressed in pounds sterling increased due to selective price increases as well as additional customers subscribing to our services, partially offset by continued decline in fixed line telephony usage and higher price discounting to stimulate customer activity and retention in light of competitive factors in the marketplace.

Expenses

  Operating costs

        Operating costs include cost of goods sold and depreciation of fixed assets related to the network. For the three months ended September 30, 2010, operating costs decreased by 10.9% to $2.2 million from $2.5 million for the three months ended September 30, 2009, and operating costs expressed in pounds sterling decreased by 4.3% to £1.4 million for the three months ended September 30, 2010 from £1.5 million for the three months ended September 30, 2009. The reduction in operating costs was primarily driven by a reduction in depreciation as a result of fixed assets becoming fully depreciated. For the three months ended September 30, 2010 and 2009, depreciation expense included in operating costs was $942,031, or £606,486, and $1,124,374, or £684,441, respectively.

15

  Allocated overhead

        For the three months ended September 30, 2010, allocated overhead increased by 5.1% to $2.6 million from $2.5 million for the three months ended September 30, 2009, and allocated overhead expressed in pounds sterling increased by 12.0% to £1.7 million for the three months ended September 30, 2010 from £1.5 million for the three months ended September 30, 2009. The business of NTL South Herts is managed as an integral part of Virgin Media. The combined costs of managing the larger group are allocated to each entity within the Virgin Media group, including NTL South Herts, on a consistent and proportional basis according to the level of trading in that entity. Allocated overhead expressed in pounds sterling increased due to higher network and other operating costs, employee and outsource costs and marketing costs incurred by Virgin Media.

  Management fees

        For the three months ended September 30, 2010, management fees increased by 1.1% to $364,042 from $359,904 for the three months ended September 30, 2009, and management fees expressed in pounds sterling increased by 7.4% to £234,687 for the three months ended September 30, 2010 from £218,519 for the three months ended September 30, 2009. Management fees are charged as a percentage of revenue and changes in management fees are therefore a direct reflection of changes in revenue.

  Selling, general and administrative expenses

        For the three months ended September 30, 2010, selling, general and administrative expenses increased to $45,580, or £29,204, from $32,833, or £19,912, for the three months ended September 30, 2009. The increase was primarily due to higher audit fees.

  Interest expense

        For the three months ended September 30, 2010, interest expense increased by 2.6% to $750,732, from $731,721 for the three months ended September 30, 2009, and interest expense expressed in pounds sterling increased by 9.4% to £483,690 for the three months ended September 30, 2010 from £442,006 for the three months ended September 30, 2009. The increase in interest expense resulted from higher interest rates in the period partially offset by a decrease in interest due to lower balances outstanding on which interest is charged.

        We paid no cash interest for the three months ended September 30, 2010 and 2009.

  Exchange gains or losses

        For the three months ended September 30, 2010, foreign currency exchange losses were $236,181, or £155,075, as compared with gains of $56,613, or £41,674, for the three months ended September 30, 2009. The change in foreign currency exchange gains was primarily attributable to fluctuations in the value of the U.S. dollar on certain of our liabilities and transactions. The value of the U.S. dollar strengthened by approximately 3% against the pound sterling from December 31, 2009 to September 30, 2010. Our results of operations will continue to be affected by foreign exchange rate fluctuations.

  Income tax expense

        For the three months ended September 30, 2010, income tax expense was $414,340 or £267,560. The income tax expense relates to the partial utilization of the deferred tax asset in respect of carried forward tax losses and tax depreciation of NTL South Herts recognized as at December 31, 2009. There was no income tax expense for the three months ended September 30, 2009.

16

  Noncontrolling interest

        During the three months ended September 30, 2010, the profit attributable to the noncontrolling interest was $676,896, or £434,866, as compared with $407,249, or £255,396, for the three months ended September 30, 2009. This was due to the increased profitability of the operating entity.

  Net profit attributable to South Hertfordshire United Kingdom Fund, Ltd.

        For the three months ended September 30, 2010, net profit attributable to South Hertfordshire United Kingdom Fund, Ltd. was $321,745, or £205,528, as compared with $787,247, or £501,598, for the three months ended September 30, 2009, primarily due to the reasons described above.

Nine Months Ended September 30, 2010 and 2009

        We present below summarized consolidated financial information in U.S. dollars and U.K. pounds sterling for the nine months ended September 30, 2010 and 2009:

	Nine months ended September 30,			Nine months ended September 30,
			% Change			% Change
	2010	2009		2010	2009
Revenue	$21,164,074	$21,028,124	0.6	£13,786,772	£13,634,263	1.1
Operating costs	(6,729,490)	(8,041,809)	(16.3)	(4,383,747)	(5,214,167)	(15.9)
Allocated overhead	(7,566,986)	(7,409,828)	2.1	(4,929,311)	(4,804,401)	2.6
Management fees	(1,058,204)	(1,051,406)	0.6	(689,339)	(681,713)	1.1
Selling, general and administrative expenses	(183,330)	(97,010)	89.0	(119,425)	(62,900)	89.9

Operating income	5,626,064	4,428,071	27.1	3,664,950	2,871,082	27.7
Interest expense	(2,262,624)	(2,243,211)	0.9	(1,473,926)	(1,454,458)	1.3
Exchange gains (losses)	108,803	(174,895)		70,877	(113,399)

Net profit before taxes	3,472,243	2,009,965		2,261,901	1,303,225
Income tax expense	(1,078,269)	—		(702,410)	—

Net profit	2,393,974	2,009,965	19.1	1,559,491	1,303,225	19.7
Noncontrolling interest	(924,232)	(810,747)	14.0	(602,066)	(525,674)	14.5

Net profit attributable to South Herts	$1,469,742	$1,199,218	22.6	£957,425	£777,551	23.1

Revenue

        For the nine months ended September 30, 2010, revenue increased by 0.6% to $21.2 million from $21.0 million for the nine months ended September 30, 2009, and revenue expressed in pounds sterling increased by 1.1% to £13.8 million for the nine months ended September 30, 2010 from £13.6 million for the nine months ended September 30, 2009. The increase in revenue expressed in pounds sterling was primarily due to selective price increases as well as additional customers subscribing to our service, partially offset by the impact on revenue of the transfer, in the second quarter of 2009, of customer and supplier contracts relating to the NTL South Herts' premium TV services to Future Entertainment Sarl, a wholly owned subsidiary of Virgin Media Inc., together with continued decline in fixed line telephony usage and higher price discounting to stimulate customer activity and retention in light of competitive factors in the marketplace.

17

Expenses

  Operating costs

        Operating costs include cost of goods sold and depreciation of fixed assets related to the network. For the nine months ended September 30, 2010, operating costs decreased by 16.3% to $6.7 million from $8.0 million for the nine months ended September 30, 2009, and operating costs expressed in pounds sterling decreased by 15.9% to £4.4 million for the nine months ended September 30, 2010 from £5.2 million for the nine months ended September 30, 2009. The reduction in operating costs was primarily driven by the impact on cost of goods sold of the transfer, in the second quarter of 2009, of customer and supplier contracts relating to NTL South Herts' premium TV services. For the nine months ended September 30, 2010 and 2009, depreciation expense included in operating costs was $2,967,958, or £1,933,397, and $3,202,353, or £2,076,349, respectively.

  Allocated overhead

        For the nine months ended September 30, 2010, allocated overhead increased by 2.1% to $7.6 million from $7.4 million for the nine months ended September 30, 2009. For the nine months ended September 30, 2010, allocated overhead expressed in pounds sterling increased by 2.6% to £4.9 million from £4.8 million for the nine months ended September 30, 2009. The business of NTL South Herts is managed as an integral part of Virgin Media. The combined costs of managing the larger group are allocated to each entity within the Virgin Media group, including NTL South Herts, on a consistent and proportional basis according to the level of trading in that entity. Allocated overhead expressed in pounds sterling increased in line with Virgin Media's overall cost base.

  Management fees

        For the nine months ended September 30, 2010, management fees increased by 0.6% to $1,058,204 from $1,051,406 for the nine months ended September 30, 2009, and management fees expressed in pounds sterling increased by 1.1% to £689,339 for the nine months ended September 30, 2010 from £681,713 for the nine months ended September 30, 2009. Management fees are charged as a percentage of revenue and changes in management fees are therefore a direct reflection of changes in revenue.

  Selling, general and administrative expenses

        For the nine months ended September 30, 2010, selling, general and administrative expenses increased to $183,330, or £119,425, from $97,010, or £62,900, for the nine months ended September 30, 2009. The increase was primarily due to higher audit fees.

  Interest expense

        For the nine months ended September 30, 2010, interest expense increased by 0.9% to $2.3 million from $2.2 million for the nine months ended September 30, 2009, and interest expense expressed in pounds sterling increased by 1.3% to £1,473,926 for the nine months ended September 30, 2010 from £1,454,458 for the nine months ended September 30, 2009. The increase in interest expense resulted from higher interest rates in the period largely offset by a decrease in interest due to lower balances outstanding on which interest is charged.

        We paid no cash interest for the nine months ended September 30, 2010 and 2009.

  Exchange gains or losses

        For the nine months ended September 30, 2010, foreign currency exchange gains were $108,803, or £70,877, as compared with losses of $174,895, or £113,399, for the nine months ended September 30,

18

2009. The change in foreign currency exchange losses was primarily attributable to fluctuations in the value of the U.S. dollar on certain of our liabilities and transactions. The value of the U.S. dollar strengthened by approximately 3% against the pound sterling from December 31, 2009 to September 30, 2010. Our results of operations will continue to be affected by foreign exchange rate fluctuations.

  Income tax expense

        For the nine months ended September 30, 2010, income tax expense was $1,078,269, or £702,410. The income tax expense relates to the partial utilization of the deferred tax asset in respect of carried forward tax losses and tax depreciation of NTL South Herts recognized as at December 31, 2009. There was no income tax expense for the nine months ended September 30, 2009.

  Noncontrolling interest

        During the nine months ended September 30, 2010, the profit attributable to the noncontrolling interest was $924,232, or £602,066, as compared with $810,747, or £525,674, for the nine months ended September 30, 2009.

  Net profit attributable to South Hertfordshire United Kingdom Fund, Ltd.

        For the nine months ended September 30, 2010, net profit attributable to South Hertfordshire United Kingdom Fund, Ltd. was $1,469,742, or £957,425, as compared with $1,199,218, or £777,551, for the nine months ended September 30, 2009, primarily due to the reasons described above.

Selected Operating Data

        The following table sets forth certain data concerning our residential cable customers for the last five quarters:

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Total customers	34,829	34,530	34,160	33,668	33,476
Digital television subscribers	28,103	27,088	27,418	26,911	26,602
Broadband internet subscribers	29,163	28,733	28,235	27,511	27,090
Telephony subscribers	30,539	30,319	30,059	29,646	29,424
Average monthly churn(1)	1.5%	1.2%	1.1%	1.4%	1.5%

(1)
Churn is calculated by taking the total number of customers disconnecting from our services during the month and dividing them by the average number of customers during the month. Average monthly churn during the quarter is the average of the three monthly churn calculations within the quarter.

Condensed Consolidated Statement of Cash Flows

        In the nine months ended September 30, 2010, we generated $1.2 million from our operating activities compared with $0.5 million in the nine months ended September 30, 2009, which was used to purchase fixed assets including equipment for customer installations. Our cash provided by operating activities increased primarily due to an improved operating result.

19

 Liquidity and Capital Resources

Outstanding Indebtedness

        We have no financing independent of Virgin Media. We are reliant upon the support of Virgin Media to continue our operations. As of September 30, 2010, we had consolidated current liabilities of $35.2 million due to Virgin Media group companies compared with $41.6 million as of December 31, 2009 and $42.6 million as of September 30, 2009.

        Historically, our source of cash has been the net proceeds of our offerings of limited partnership interests along with funding from Virgin Media and our principal uses of cash have been capital contributions to NTL South Herts in order to fund our proportionate share of the construction costs of the South Herts System and ongoing operations.

        Accordingly, until such time as NTL South Herts begins to pay dividends on its ordinary shares (which is not expected in the foreseeable future) we will be required to fund our administrative expenses from borrowings or, theoretically, additional issuances of limited partnership interests. It is unlikely that we will be able to sell debt or equity securities in the public markets, at least in the short term, or to obtain financing from commercial banks. Accordingly, we are dependent on Virgin Media for funds to cover operating expenses, and will continue to be dependent upon Virgin Media to meet our liquidity requirements for the foreseeable future. We expect that cash from our operations in 2010 will be utilized fully for the purchase of fixed assets including connecting new customers to our networks.

        Virgin Media's business is capital intensive and it is highly leveraged. Virgin Media has significant cash requirements for operating costs, capital expenditures and interest expense. Virgin Media believes that it will be able to meet its current and medium-term liquidity and capital requirements, including fixed charges, through cash on hand, cash from operations, available borrowing under its revolving credit facility, and its ability to obtain future external financing.

        Virgin Media had £5,983.3 million of debt outstanding as of September 30, 2010, compared to £5,974.7 million as of December 31, 2009 and £5,972.0 million as of September 30, 2009, and £609.8 million of cash and cash equivalents, compared to £430.5 million as of December 31, 2009 and £351.6 million as of September 30, 2009. The increase in debt since September 30, 2009 is due to adverse movements in exchange rates and, to a lesser extent, an increase in net borrowing. The increase in debt from December 31, 2009 is also due to adverse movements in exchange rates and, to a lesser extent, an increase in net borrowing.

        Virgin Media's long term debt was issued by Virgin Media Inc. and certain of its subsidiaries that have no independent operations or significant assets other than investments in their respective subsidiaries and receivables under intercompany loans. As a result, they depend upon the receipt of sufficient funds from their respective subsidiaries or payments under intercompany loans to meet their obligations. In addition, the terms of Virgin Media's existing and future indebtedness and the laws of the jurisdictions under which its subsidiaries are organized limit the payment of dividends, loan repayments and other distributions from them under many circumstances.

        Virgin Media's debt agreements contain restrictions on its ability to transfer cash between groups of its subsidiaries or to us. As a result of these restrictions, although Virgin Media's overall liquidity may be sufficient to satisfy its obligations, it may be limited by covenants in some of its debt agreements from transferring cash to other subsidiaries that might require funds. In addition, cross default provisions in its other indebtedness may be triggered if it defaults on any of these debt agreements.

        For further information concerning Virgin Media's liquidity and capital resources and the terms of its various debt facilities, including the new senior credit facility, see its annual report on Form 10-K

20

for the year ended December 31, 2009, as filed with the SEC on February 26, 2010, and its quarterly report on Form 10-Q for the three and nine months ended September 30, 2010, as filed with the SEC on November 8, 2010.

Off-Balance Sheet Transactions

        As of September 30, 2010 and 2009, we had no off-balance sheet arrangements as defined in Item 303(a)(4) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Contractual Obligations and Commercial Commitments

        There have been no material changes in the nine months ended September 30, 2010 to the information required under this Item from what was disclosed in our annual report on Form 10-K for the year ended December 31, 2009, as filed with the SEC on March 17, 2010.

Item 3.    Quantitative and Qualitative Disclosures about Market Risk

        The functional currency of NTL South Herts is pounds sterling and all revenue and substantially all costs are incurred in pounds sterling. We report in U.S. dollars and are therefore exposed to fluctuations in the pound sterling to U.S. dollar exchange rate.

        The aggregate potential gain from a hypothetical one-percent decrease in the pound sterling/U.S. dollar exchange rate is approximately $20,000 for the nine months ended September 30, 2010.

        We have no debt other than amounts due to affiliates. As of September 30, 2010 and 2009, we had approximately $35.2 million and $42.6 million, respectively, in amounts due to Virgin Media group companies. Interest on amounts due to affiliates is at a variable rate based on the average rate incurred by Virgin Media. Therefore we are exposed to changes in Virgin Media's borrowing rate. The aggregate potential loss from a hypothetical one-percentage point increase in the interest rate is approximately $289,000 for the nine months ended September 30, 2010.

Item 4.    Controls and Procedures

        (a)    Disclosure Controls and Procedures.    Our management, with the participation of the chief executive officer and chief financial officer of Virgin Media*, has evaluated the effectiveness of our disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act) as of the end of the period covered by this report. Based on this evaluation, Virgin Media's chief executive officer and chief financial officer have concluded that, as of the end of such period, these controls and procedures are effective to ensure that information required to be disclosed by us in the reports we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms. These disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by us in the reports that we file or submit is accumulated and communicated to our management, including Virgin Media's chief executive officer and chief financial officer, as appropriate to allow timely decisions regarding required disclosure.

*
The Partnership has no principal executive officer or principal financial officer. Robert Mackenzie and Robert Gale are Directors of NTL Fawnspring Limited, the General Partner of the Partnership.

        (b)    Changes in Internal Control Over Financial Reporting.    There were no changes in our internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during the fiscal quarter to which this report relates that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

21

 PART II. OTHER INFORMATION

Item 1.    Legal Proceedings

        We are involved in various disputes and litigation arising in the ordinary course of our business. While we do not believe any of these litigation matters alone or in the aggregate will have a material adverse effect on our financial position or results of operation, any adverse outcome in one or more of these matters could be material to our consolidated financial statements for any one period.

Item 1A.    Risk Factors

        There have been no material changes in the risk factors discussed under "Risk Factors" and elsewhere in our annual report on Form 10-K for the year ended December 31, 2009, as filed with the SEC on March 17, 2010.

Item 2.    Unregistered Sales of Equity Securities and use of Proceeds

        None.

Item 3.    Defaults Upon Senior Securities

        None.

Item 4.    (Removed and Reserved)

Item 5.    Other Information

        None.

Item 6.    Exhibits

3.1		Certificate of Limited Partnership dated December 31, 1991 (Incorporated by reference to Exhibit 3.1 to the Registrant's Form 10-K for the year ended December 31, 1994, filed with the Securities and Exchange Commission on March 31, 1995, File No. 000-19889).

3.2		Amendment to the Certificate of Limited Partnership dated January 31, 1995 (Incorporated by reference to Exhibit 3.2 to the Registrant's Form 10-K for the year ended December 31, 1994, filed with the Securities and Exchange Commission on March 31, 1995, File No. 000-19889).

4.1		Limited Partnership Agreement dated December 31, 1991 (Incorporated by reference to the Registrant's Post-Effective Amendment No. 2 to Form S-1, filed with the Securities and Exchange Commission on May 6, 1993, File No. 33-48400).

4.2		Amendment No. 1 to Limited Partnership Agreement dated October 20, 1992 (Incorporated by reference to Exhibit 4.2 to the Registrant's Form 10-K for the year ended December 31, 1994, filed with the Securities and Exchange Commission on March 31, 1995, File No. 000-19889).

31.1	**	Certification of Person Performing Function Similar to the Functions of Principal Executive Officer,* pursuant to Rule 13a-14(a) under the Securities Exchange Act of 1934, as amended.

31.2	**	Certification of Person Performing Function Similar to the Functions of Principal Financial Officer,* pursuant to Rule 13a-14(a) under the Securities Exchange Act of 1934, as amended.

32.1	**	Certifications of Persons Performing Function Similar to the Functions of Principal Executive Officer and Chief Financial Officer, respectively,* pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*
The Partnership has no principal executive officer or principal financial officer. Robert Mackenzie and Robert Gale are Directors of NTL Fawnspring Limited, the General Partner of the Partnership.

**
Filed herewith.

22

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD. a Colorado limited partnership
By:	NTL FAWNSPRING LIMITED, its General Partner
By:	/s/ ROBERT MACKENZIE Robert Mackenzie Director of NTL Fawnspring Limited, the General Partner of South Hertfordshire United Kingdom Fund, Ltd.

Date: November 10, 2010

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT MACKENZIE Robert Mackenzie Director of NTL Fawnspring Limited, the General Partner of South Hertfordshire United Kingdom Fund, Ltd.*

Date: November 10, 2010

By:	/s/ ROBERT GALE Robert Gale Director of NTL Fawnspring Limited, the General Partner of South Hertfordshire United Kingdom Fund, Ltd.*

Date: November 10, 2010

23

Exhibit 31.1

CERTIFICATION

I, Robert Mackenzie, Director of NTL Fawnspring Limited, certify that:

1.
I have reviewed this quarterly report on Form 10-Q of South Hertfordshire United Kingdom Fund, Ltd.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November 10, 2010	/s/ ROBERT MACKENZIE Robert Mackenzie Director of NTL Fawnspring Limited, the General Partner of South Hertfordshire United Kingdom Fund, Ltd.*

*
The Partnership has no principal executive officer or principal financial officer. Robert Mackenzie and Robert Gale are Directors of NTL Fawnspring Limited, the General Partner of the Partnership.

Exhibit 31.2

CERTIFICATION

I, Robert Gale, Director of NTL Fawnspring Limited, certify that:

1.
I have reviewed this quarterly report on Form 10-Q of South Hertfordshire United Kingdom Fund, Ltd.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November 10, 2010	/s/ ROBERT GALE Robert Gale Director of NTL Fawnspring Limited, the General Partner of South Hertfordshire United Kingdom Fund, Ltd.*

*
The Partnership has no principal executive officer or principal financial officer. Robert Mackenzie and Robert Gale are Directors of NTL Fawnspring Limited, the General Partner of the Partnership.

Exhibit 32.1

Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report on Form 10-Q of South Hertfordshire United Kingdom Fund, Ltd. (the "Partnership") for the three months ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert Mackenzie, as a director of NTL Fawnspring Limited, the General Partner of the Partnership, and Robert Gale, as a director of NTL Fawnspring Limited, the General Partner of the Partnership, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director of NTL Fawnspring Limited, the General Partner of South Hertfordshire United Kingdom Fund, Ltd.*
Date:	November 10, 2010
By:	/s/ ROBERT GALE
Name:	Robert Gale
Title:	Director of NTL Fawnspring Limited, the General Partner of South Hertfordshire United Kingdom Fund, Ltd.*
Date:	November 10, 2010

        A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

        This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934.

*
The Partnership has no principal executive officer or principal financial officer. Robert Mackenzie and Robert Gale are Directors of NTL Fawnspring Limited, the General Partner of the Partnership.

PRELIMINARY COPY – SUBJECT TO COMPLETION, DATED [•], 2011

SOUTH HERTFORDSHIRE

UNITED KINGDOM FUND, LTD.

IMPORTANT SPECIAL MEETING INFORMATION

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on the day before the meeting.

Vote by Internet

• Log on to the Internet and go to http://proxy.georgeson.com/

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• Call toll free 1-877-456-7915 within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.  ☒

Special Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Proposal —

1.

A proposal to approve the sale by South Hertfordshire United Kingdom Fund, Ltd. (the “Partnership”) of 299,390 A ordinary shares of ntl (South Hertfordshire) Limited (representing a 66.7% ownership interest) to ntl (B) Limited, pursuant to the Share Purchase Agreement, dated as of January 31, 2011, between the Partnership and ntl (B) Limited, as it may be amended from time to time, as described in the Proxy Statement.

	For ☐	Against ☐	Abstain ☐

B   Non-Voting Items

Change of Address — Please print new address below.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR.  WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.

SPECIAL MEETING OF UNITHOLDERS                               , 2011

THIS PROXY IS SOLICITED BY NTL FAWNSPRING LIMITED, THE GENERAL PARTNER OF SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD., ON BEHALF OF SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.

The undersigned appoints Robert Gale, Robert Mackenzie and Sarah Bateman, and each of them, as proxies of the undersigned, each with full power of substitution, to vote all of the Limited Partnership Units of South Hertfordshire United Kingdom Fund, Ltd. that the undersigned is entitled to vote at the Special Meeting of Unitholders of South Hertfordshire United Kingdom Fund, Ltd., to be held at                                      ,                       ,               , on                       , 2011, commencing at     :00 a.m. local time, and at any adjournment or postponement thereof, with all powers that the undersigned would possess if personally present, on the matter and as specified in this proxy card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF YOU SIGN YOUR PROXY CARD WITHOUT INDICATING YOUR VOTE, YOUR UNITS WILL BE VOTED “FOR” THE SALE BY SOUTH HERTFORDSHIRE UNITED KINGDOM FUND,LTD. (the “Partnership”) OF 299,390 A ORDINARY SHARES OF NTL (SOUTH HERTFORDSHIRE) LIMITED (REPRESENTING A 66.7% OWNERSHIP INTEREST) TO NTL (B) LIMITED, PURSUANT TO THE SHARE PURCHASE AGREEMENT, DATED AS OF JANUARY 31, 2011, BETWEEN THE PARTNERSHIP AND NTL (B) LIMITED, AS IT MAY BE AMENDED FROM TIME TO TIME, AS DESCRIBED IN THE PROXY STATEMENT. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

(CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)